UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT

OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-09102

iShares, Inc.

(Exact name of registrant as specified in charter)

c/o: State Street Bank and Trust Company

100 Summer Street, 4th Floor, Boston, MA 02110

(Address of principal executive offices) (Zip code)

The Corporation Trust Incorporated

2405 York Road, Suite 201, Lutherville-Timonium, Maryland 21093

(Name and address of agent for service)

Registrant’s telephone number, including area code: (415) 670-2000

Date of fiscal year end: October 31, 2021

Date of reporting period: October 31, 2021

Item 1.	Reports to Stockholders.

(a) The Report to Shareholders is attached herewith.

OCTOBER 31, 2021

2021 Annual Report

iShares, Inc.

•	iShares International High Yield Bond ETF | HYXU | Cboe BZX

•	iShares J.P. Morgan EM Corporate Bond ETF | CEMB | Cboe BZX

•	iShares J.P. Morgan EM High Yield Bond ETF | EMHY | Cboe BZX

•	iShares J.P. Morgan EM Local Currency Bond ETF | LEMB | NYSE Arca

•	iShares US & Intl High Yield Corp Bond ETF | GHYG | Cboe BZX

The Markets in Review

Dear Shareholder,

The 12-month reporting period as of October 31, 2021 was a remarkable period of adaptation and recovery, as the global economy dealt with the implications of the coronavirus (or “COVID-19”) pandemic. The United States began the reporting period as the initial reopening-led economic rebound was beginning to slow. Nonetheless, the economy continued to grow at a solid pace for the reporting period, eventually regaining the output lost from the pandemic. However, a rapid rebound in consumer spending pushed up against supply constraints and led to elevated inflation.

Equity prices rose with the broader economy, as the implementation of mass vaccination campaigns and passage of two additional fiscal stimulus packages further boosted stocks, and many equity indices neared or surpassed all-time highs late in the reporting period. In the United States, returns of small-capitalization stocks, which benefited the most from the resumption of in-person activities, out-paced large-capitalization stocks. International equities also gained, as both developed and emerging markets continued to recover from the effects of the pandemic.

The 10-year U.S. Treasury yield (which is inversely related to bond prices) had fallen sharply prior to the beginning of the reporting period, which meant bonds were priced for extreme risk avoidance and economic disruption. Despite expectations of doom and gloom, the economy expanded rapidly, stoking inflation concerns in early 2021, which led to higher yields and a negative overall return for most U.S. Treasuries. In the corporate bond market, support from the U.S. Federal Reserve (the “Fed”) assuaged credit concerns and led to solid returns for high-yield corporate bonds, outpacing investment-grade corporate bonds.

The Fed remained committed to accommodative monetary policy by maintaining near-zero interest rates and by reiterating that inflation could exceed its 2% target for a sustained period without triggering a rate increase. In response to rising inflation late in the period, the Fed changed its market guidance, raising the possibility of higher rates in 2022 and reducing bond purchasing beginning in late 2021.

Looking ahead, we believe that the global expansion will continue to broaden as Europe and other developed market economies gain momentum, although the Delta variant of the coronavirus remains a threat, particularly in emerging markets. While we expect inflation to remain elevated in the medium-term as the expansion continues, we believe the recent uptick owes more to temporary supply disruptions than a lasting change in fundamentals. The change in Fed policy also means that moderate inflation is less likely to be followed by interest rate hikes that could threaten the economic expansion.

Overall, we favor a moderately positive stance toward risk, with an overweight in equities. Sectors that are better poised to manage the transition to a lower-carbon world, such as technology and health care, are particularly attractive in the long-term. U.S. small-capitalization stocks and European equities are likely to benefit from the continuing vaccine-led restart, while Chinese equities stand to gain from a more accommodative monetary and fiscal environment as the Chinese economy slows. We are underweight long-term credit, but inflation-protected U.S. Treasuries, Asian fixed income, and emerging market local-currency bonds offer potential opportunities. We believe that international diversification and a focus on sustainability can help provide portfolio resilience, and the disruption created by the coronavirus appears to be accelerating the shift toward sustainable investments.

In this environment, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit iShares.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock, Inc.

Rob Kapito

President, BlackRock, Inc.

Total Returns as of October 31, 2021
	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	10.91%	42.91%

U.S. small cap equities (Russell 2000® Index)	1.85	50.80

International equities (MSCI Europe, Australasia, Far East Index)	4.14	34.18

Emerging market equities (MSCI Emerging Markets Index)	(4.87)	16.96

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.01	0.06

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	1.59	(4.77)

U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	1.06	(0.48)

Tax-exempt municipal bonds (S&P Municipal Bond Index)	0.33	2.76

U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	2.36	10.53

Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

Market Overview

iShares, Inc.

Global Bond Market Overview

Global investment-grade bonds declined slightly for the 12 months ended October 31, 2021 (“reporting period”). The Bloomberg Global Aggregate Index, a broad measure of global bond market performance, returned -1.24% in U.S. dollar terms for the reporting period.

While the global economy continued its rebound from the impact of the coronavirus pandemic, the recovery was uneven and beset with challenges. The creation of multiple COVID-19 vaccines and the implementation of vaccination programs globally helped to mitigate the pandemic’s impact and led to the lifting of restrictions in many countries. However, while nearly half of the world’s population received at least one vaccine dose by the end of the reporting period, vaccine distribution varied substantially. The spread of the highly contagious Delta variant led to swift case increases in some areas, causing renewed restrictions and constraining global growth.

Bond performance differed by type, but in general corporate bonds gained more than government bonds, and lower-rated bonds gained more than higher-rated bonds. The improving economic environment and vaccination progress led to investor optimism about the lower-rated segments of the market. However, a notable rise in global inflation pressured bonds, which typically lose value in an inflationary environment.

Bonds in the U.S. established these global patterns, as corporate bonds, particularly high-yield bonds, posted solid returns, backed by strong investor demand for yield, while U.S. Treasuries declined, largely due to rising inflation. Bond issuance was high by historical standards, as corporations were eager to take advantage of low borrowing costs, while the federal government issued debt to finance stimulus and other spending. The U.S. Federal Reserve Bank (“Fed”) continued to keep short-term interest rates at near-zero levels and maintained a significant bond-buying program for U.S. Treasuries and mortgage-backed securities, although it discontinued its corporate bond purchase program. The Fed indicated that it would begin slowing its bond buying activities late in 2021, and their forecast showed that an interest rate increase is possible in 2022. However, the improving employment environment and a sharp rise in inflation led investors to anticipate a more accelerated tightening of monetary policy. Trading activity showed that investors view multiple interest rate increases as probable in 2022.

European bond prices declined overall, as supply chain frictions and increasing commodities prices, particularly for energy commodities, led to the highest Eurozone inflation rate in 13 years. In response, the European Central Bank (“ECB”) slowed the pace of its bond purchases, while keeping its benchmark interest rate at 0%. The E.U. issued €20 billion in common European bonds to partially finance its pandemic recovery fund, attracting high investor interest. Bond prices also declined in the U.K. amid a relatively early vaccination push and robust economic recovery. While the Bank of England kept interest rates at record lows, it signaled that it would soon raise interest rates to counter growing inflation.

In contrast, bonds in the Asia/Pacific region posted a solid gain overall, although gains were mostly concentrated in corporate bonds, particularly the lower-rated segment of the market. Japanese government bonds were nearly flat, as inflation concerns were much less prominent in Japan compared to other regions, and the Bank of Japan showed no signs of tightening monetary policy. Emerging market bonds also advanced, benefiting from higher yields compared with developed economies, as investors sought income in a low interest rate environment. However, concerns late in the reporting period surrounding China’s highly indebted property companies weighed on returns of some emerging market bonds.

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Fund Summary as of October 31, 2021	iShares® International High Yield Bond ETF

Investment Objective

The iShares International High Yield Bond ETF (the “Fund”) seeks to track the investment results of an index composed of euro, British pound sterling and Canadian dollar-denominated, high yield corporate bonds, as represented by the Markit iBoxx® Global Developed Markets ex-US High Yield Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception
Fund NAV	6.90%	4.72%	3.69%	6.90%	25.94%	41.53%
Fund Market	6.91	4.67	3.68	6.91	25.62	41.36
Index	7.34	5.12	3.93	7.34	28.35	44.62

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 4/3/12. The first day of secondary market trading was 4/3/12.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 15 for more information.

Expense Example

Actual			Hypothetical 5% Return
Beginning Account Value (05/01/21)	Ending Account Value (10/31/21)	Expenses Paid During the Period (a)	Beginning Account Value (05/01/21)	Ending Account Value (10/31/21)	Expenses Paid During the Period (a)	Annualized Expense Ratio
$1,000.00	$967.30	$1.98	$1,000.00	$1,023.20	$2.04	0.40%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 15 for more information.

F U N D S U M M A R Y	5

Fund Summary as of October 31, 2021 (continued)	iShares® International High Yield Bond ETF

Portfolio Management Commentary

International high-yield bonds advanced strongly during the reporting period, supported by accommodative monetary policies from many central banks. Investor demand for higher yielding debt was strong despite investment grade corporate yields (which move inversely to prices) declining to historically low levels. Toward the end of the reporting period, concerns about rising inflation and investors’ anticipation of tightening monetary policies eroded part of the Index’s advance.

From a country perspective, euro-denominated, high-yield corporate bonds contributed the most to the Index’s return. The ECB implemented a program purchasing higher quality corporate debt, leading investors to lower quality bonds, driving down yields, which in some cases were negative. In France, despite concerns about the effects of the Delta variant of COVID-19, the country’s economy grew robustly, as widespread COVID-19 vaccination led to rising consumer spending. High yield corporate bonds in the U.K. also benefited from a successful COVID-19 vaccine rollout, as well as rising demand as the economy reopened. Amid the economic recovery, companies that issued high yield bonds benefited from investor optimism that reduced restrictions, especially for travel, would help restore revenues.

In the U.S., corporate bond yields declined to record lows due to strong corporate balance sheets combined with robust investor demand. Bond issuance reached historically high levels as companies sought to capitalize on rising investor demand to shore up their balance sheets.

From a bond quality perspective, higher rated bonds contributed more to the Index’s performance than lower rated bonds. Bonds rated Ba and B, which represented approximately 52% and 22% of the Index on average, respectively, during the reporting period, contributed the most to the Index’s return.

Portfolio Information

ALLOCATION BY CREDIT QUALITY

Moody’s Credit Rating*	Percent of Total Investments	(a)
Baa	5.0%
Ba	52.5
B	22.4
Caa	6.7
Ba3u	0.2
Not Rated	13.2

TEN LARGEST GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Total Investments	(a)
Italy	20.7%
United States	15.3
France	11.7
United Kingdom	11.1
Germany	10.0
Spain	7.1
Luxembourg	3.9
Sweden	3.4
Netherlands	2.8
Canada	2.3

*

Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(a)	Excludes money market funds.

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Fund Summary as of October 31, 2021	iShares® J.P. Morgan EM Corporate Bond ETF

Investment Objective

The iShares J.P. Morgan EM Corporate Bond ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. dollar-denominated, emerging market corporate bonds, as represented by the J.P. Morgan CEMBI Broad Diversified Core Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception
Fund NAV	3.88%	4.57%	4.44%	3.88%	25.02%	51.37%
Fund Market	4.16	4.55	4.48	4.16	24.89	51.90
Index	4.64	5.20	5.06	4.64	28.86	60.15

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 4/17/12. The first day of secondary market trading was 4/19/12.

Index Performance through May 31, 2017 reflects the performance of the Morningstar® Emerging Markets Corporate Bond IndexSM. Index performance beginning on June 1, 2017 reflects the performance of the J.P. Morgan CEMBI Broad Diversified Core Index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 15 for more information.

Expense Example

Actual			Hypothetical 5% Return
Beginning Account Value (05/01/21)	Ending Account Value (10/31/21)	Expenses Paid During the Period (a)	Beginning Account Value (05/01/21)	Ending Account Value (10/31/21)	Expenses Paid During the Period (a)	Annualized Expense Ratio
$1,000.00	$1,007.60	$2.53	$1,000.00	$1,022.70	$2.55	0.50%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 15 for more information.

F U N D S U M M A R Y	7

Fund Summary as of October 31, 2021 (continued)	iShares® J.P. Morgan EM Corporate Bond ETF

Portfolio Management Commentary

Emerging market high-yield bonds advanced for the reporting period, benefiting from investors’ search for yield in a low interest rate environment and rising energy prices. Brazilian bonds contributed the most to the Index’s return. High and rising inflation led to a series of interest rate increases by the Central Bank of Brazil, but annual inflation still registered 10.67% as of October 2021. Nevertheless, the bonds of a large, state-owned oil company posted gains, as rising oil and gas prices drove strong cash flows.

Turkish bonds also contributed to the Index’s return, as investors were enticed by extremely high yields despite the country’s high inflation rate and accommodative monetary policy. Bonds issued by Turkish banks generally benefited from the rebound in economic growth, as earnings rose substantially during the coronavirus pandemic due to a steep increase in lending within the country and continued demand for banking services.

Argentinian bonds were strong contributors to the Index’s return, as the country moved from a sharp economic contraction into expansion. In particular, bonds issued by a state-run oil company benefited from rising revenue due to higher oil and gas prices. Mexican corporate bonds also contributed to the Index’s return despite higher interest rates and rising inflation, as bonds issued by a wide variety of Mexican companies advanced due to investors’ increasing appetite for risk and the country’s economic rebound.

On the downside, Chinese bonds detracted from the Index’s performance, as investors became concerned about potential defaults on debt issued by two large, heavily indebted real estate developers. From a credit quality perspective, higher-yielding, lower-rated corporate bonds contributed the most to the Index’s return for the reporting period.

Portfolio Information

ALLOCATION BY CREDIT QUALITY

Moody’s Credit Rating*	Percent of Total Investments	(a)
Aa	5.2%
A	16.3
Baa	39.2
Ba	11.9
B	7.4
Caa	1.9
C	0.1
Not Rated	18.0

TEN LARGEST GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Total Investments	(a)
China	7.7%
Brazil	5.5
Mexico	5.2
Hong Kong	4.9
India	4.6
United Arab Emirates	4.5
Russia	4.5
Saudi Arabia	4.5
South Korea	4.2
Singapore	4.2

*

Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(a)	Excludes money market funds.

8	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of October 31, 2021	iShares® J.P. Morgan EM High Yield Bond ETF

Investment Objective

The iShares J.P. Morgan EM High Yield Bond ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. dollar-denominated, emerging market high yield sovereign and corporate bonds, as represented by the J.P. Morgan USD Emerging Markets High Yield Bond Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception
Fund NAV	7.16%	3.25%	4.57%	7.16%	17.33%	53.50%
Fund Market	6.90	3.25	4.58	6.90	17.31	53.64
Index	7.77	3.65	4.96	7.77	19.65	58.90

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 4/3/12. The first day of secondary market trading was 4/3/12.

Index performance through March 01, 2020 reflects the performance of the Morningstar Emerging Markets High Yield Bond IndexSM which terminated on April 01, 2020. Index performance beginning on March 02, 2020 reflects the performance of the J.P. Morgan USD Emerging Markets High Yield Bond Index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 15 for more information.

Expense Example

Actual			Hypothetical 5% Return
Beginning Account Value (05/01/21)	Ending Account Value (10/31/21)	Expenses Paid During the Period (a)	Beginning Account Value (05/01/21)	Ending Account Value (10/31/21)	Expenses Paid During the Period (a)	Annualized Expense Ratio
$1,000.00	$992.30	$2.51	$1,000.00	$1,022.70	$2.55	0.50%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 15 for more information.

F U N D S U M M A R Y	9

Fund Summary as of October 31, 2021 (continued)	iShares® J.P. Morgan EM High Yield Bond ETF

Portfolio Management Commentary

Emerging market high-yield bonds posted solid gains for the reporting period, benefiting from investors’ search for yield in the low interest rate environment and rising energy prices. Despite higher interest rates and rising inflation, Mexican bonds were the largest contributors to the Index’s return, largely reflecting the performance of bonds issued by a large, state-owned oil company, which primarily benefited from rising oil and gas prices.

Turkish government bonds, which are rated below investment grade by Moody’s, also contributed to the Index’s performance, as investors were enticed by extremely high yields despite the country’s elevated inflation rate and uncertainty surrounding governance at the Central Bank of the Republic of Turkey. Annual inflation in Turkey rose to 19.89% in October 2021, but the country’s central bank lowered interest rates late in the reporting period, reflecting a divergence from conventional monetary policy. Despite high inflation, Turkey’s growth-oriented monetary policy drove the Turkish lira lower, but relatively high yields ultimately led to the positive performance of Turkish bonds.

Omani bonds were solid contributors to the Index’s return. The Omani government sought to lower its relatively large budget deficit by seeking spending cuts and tax increases amid stronger revenue from rising oil prices. The government also issued an additional $3.25 billion in debt, which was met with strong demand.

South African bonds also contributed to the Index’s return, as interest payments offset a modest increase in 10-year government bond yields (which move inversely to prices). Similarly, the South African rand benefited from record trade and rising demand for the country’s precious metals. On the downside, Chinese bonds detracted from the Index’s performance, as investors became concerned about potential defaults on debt issued by two large, heavily indebted real estate developers.

Portfolio Information

ALLOCATION BY CREDIT QUALITY

Moody’s Credit Rating*	Percent of Total Investments	(a)
Baa	12.5%
Ba	36.5
B	28.4
Caa	4.6
Ca	0.3
C	0.2
Not Rated	17.5

TEN LARGEST GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Total Investments	(a)
Brazil	15.3%
Turkey	10.6
Mexico	7.7
Colombia	6.7
China	3.9
Oman	3.7
South Africa	3.7
Argentina	3.5
Egypt	2.8
Dominican Republic	2.8

*

Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(a)	Excludes money market funds.

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Fund Summary as of October 31, 2021	iShares® J.P. Morgan EM Local Currency Bond ETF

Investment Objective

The iShares J.P. Morgan EM Local Currency Bond ETF (the “Fund”) seeks to track the investment results of an index composed of local currency denominated, emerging market sovereign bonds, as represented by the J.P. Morgan GBI-EM Global Diversified 15% Cap 4.5% Floor Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years
Fund NAV	0.12%	(0.02)%	(0.20)%	0.12%	(0.09)%	(1.95)%
Fund Market	0.46	0.09	(0.16)	0.46	0.44	(1.58)
Index	0.48	0.56	0.29	0.48	2.82	2.92

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 10/18/11. The first day of secondary market trading was 10/20/11.

Index performance through May 31, 2017 reflects the performance of the Bloomberg Emerging Markets Broad Local Currency Bond Index. Index performance beginning on June 1, 2017 reflects the performance of the J.P. Morgan GBI-EM Global Diversified 15% Cap 4.5% Floor Index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 15 for more information.

Expense Example

Actual			Hypothetical 5% Return
Beginning Account Value (05/01/21)	Ending Account Value (10/31/21)	Expenses Paid During the Period (a)	Beginning Account Value (05/01/21)	Ending Account Value (10/31/21)	Expenses Paid During the Period (a)	Annualized Expense Ratio
$1,000.00	$964.60	$1.49	$1,000.00	$1,023.70	$1.53	0.30%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 15 for more information.

F U N D S U M M A R Y	11

Fund Summary as of October 31, 2021 (continued)	iShares® J.P. Morgan EM Local Currency Bond ETF

Portfolio Management Commentary

As represented by the Index, local currency emerging market bonds posted a modest return for the reporting period. Emerging market bonds generally offer higher yields relative to bonds issued by developed market countries. However, gains from interest payments were mostly offset by higher bond yields (which are inversely related to prices), which generally rose amid growth-oriented monetary policy and rising inflation in many countries. The U.S. dollar advanced relative to many local emerging market currencies, as rising U.S. Treasury yields weighed on emerging markets. From a credit quality perspective, higher-rated bonds detracted from the Index’s performance while lower-rated bonds contributed, reflecting demand for higher-yielding investments.

Chinese bonds were the largest contributors to the Index’s return, as interest rates fell and the Chinese yuan strengthened relative to the U.S. dollar. The Chinese economy was one of the first to emerge from the global recession brought on by pandemic-related restrictions, which led to record foreign direct investment and capital flows into Chinese bonds. The comparatively higher yields of Chinese bonds also drove demand from investors. South African bonds also contributed to the Index’s return, as relatively high yields offset a modest increase in interest rates. The South African rand advanced relative to the U.S. dollar amid record trade and rising demand for the country’s precious metals. Indonesian bonds also benefited from high yields and a rising currency.

On the downside, Chilean bonds were the largest detractors from the Index’s return. Rising inflation drove local interest rates higher, while the Chilean peso declined relative to the U.S. dollar. Peruvian bonds also detracted from the Index’s performance. The election of a new president, rising inflation, and the highest COVID-19 mortality rate in the world weighed on the Peruvian sol.

Portfolio Information

ALLOCATION BY CREDIT QUALITY

Moody’s Credit Rating*	Percent of Total Investments	(a)
Aa	0.7%
A	5.7
Baa	24.0
Ba	10.5
Not Rated	59.1

TEN LARGEST GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Total Investments	(a)
China	14.8%
Peru	4.7
Malaysia	4.6
Philippines	4.6
Indonesia	4.6
Thailand	4.6
Russia	4.6
Dominican Republic	4.5
Poland	4.5
Hungary	4.5

*

Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(a)	Excludes money market funds.

12	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of October 31, 2021	iShares® US & Intl High Yield Corp Bond ETF

Investment Objective

The iShares US & Intl High Yield Corp Bond ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. dollar, euro, British pound sterling and Canadian dollar-denominated, high yield corporate bonds, as represented by the Markit iBoxx® Global Developed Markets High Yield Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception
Fund NAV	8.56%	5.36%	4.98%	8.56%	29.86%	59.31%
Fund Market	8.63	5.30	4.98	8.63	29.48	59.37
Index	8.72	5.46	5.13	8.72	30.46	61.42

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 4/3/12. The first day of secondary market trading was 4/5/12.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 15 for more information.

Expense Example

Actual			Hypothetical 5% Return
Beginning Account Value (05/01/21)	Ending Account Value (10/31/21)	Expenses Paid During the Period (a)	Beginning Account Value (05/01/21)	Ending Account Value (10/31/21)	Expenses Paid During the Period (a)	Annualized Expense Ratio
$1,000.00	$1,001.80	$2.02	$1,000.00	$1,023.20	$2.04	0.40%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 15 for more information.

F U N D S U M M A R Y	13

Fund Summary as of October 31, 2021 (continued)	iShares® US & Intl High Yield Corp Bond ETF

Portfolio Management Commentary

High-yield corporate bonds advanced during the reporting period amid a strong economic recovery from the disruptions of the coronavirus pandemic and elevated investor demand for higher-yield investments in a low interest rate environment. Corporate earnings recovered as economies reopened, pushing the ratio of debt to profits back to pre-pandemic levels, driving investor optimism of credit quality. On the supply side, high-yield bond issuance reached historically high levels as companies sought to capitalize on rising investor demand and lower interest rates to refinance existing, higher-cost debt. Bonds issued to finance mergers and acquisitions further bolstered supply.

Corporate bonds issued by companies in the U.S. led contribution to the Index’s return despite increasing concerns regarding ongoing inflation. High-yield credit spreads, the difference in yield between high-yield bonds and U.S. Treasuries, declined during the reporting period. While the Fed maintained interest rates at historically low levels, high-yield corporate bond yields (which move inversely to prices) declined to record lows due to strong corporate balance sheets combined with strong investor demand.

High-yield corporate bonds in the U.K. were also contributors to the Index’s return. The U.K. benefited from a successful coronavirus vaccine rollout and rising consumer demand as the economy reopened. Canadian corporate bonds similarly showed strength amid economic recovery and strong investor demand, bolstered by strengthening of the Canadian dollar relative to the U.S. dollar. In France, despite concerns about the effects of a new variant of the coronavirus, the country’s economy grew robustly, supported by rising consumer spending. From a bond quality perspective, bonds rated Ba, which represented approximately 49% of the Index on average for the reporting period, contributed the most to the Index’s return, though all bond rating categories were contributors.

Portfolio Information

ALLOCATION BY CREDIT QUALITY

Moody’s Credit Rating*	Percent of Total Investments	(a)
Baa	3.8%
Ba	50.0
B	32.1
Caa	9.5
Not Rated	4.6

TEN LARGEST GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Total Investments	(a)
United States	65.0%
Italy	7.2
United Kingdom	5.0
Germany	4.0
France	3.9
Canada	2.9
Spain	1.8
Netherlands	1.6
Luxembourg	1.6
Israel	1.2

*

Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(a)	Excludes money market funds.

14	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

About Fund Performance

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of each Fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. Beginning August 10, 2020, the price used to calculate market return (“Market Price”) is the closing price. Prior to August 10, 2020, Market Price was determined by using the midpoint between the highest bid and the lowest ask on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not trade in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary market trading in shares of the fund, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of your Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested at the beginning of the period (or from the commencement of operations if less than 6 months) and held through the end of the period, is intended to help you understand your ongoing costs (in dollars and cents) of investing in your Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses – The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes – The table also provides information about hypothetical account values and hypothetical expenses based on your Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions and other fees paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

A B O U T F U N D P E R F O R M A N C E / S H A R E H O L D E R E X P E N S E S	15

Schedule of Investments October 31, 2021	iShares® International High Yield Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Corporate Bonds & Notes

Australia — 0.6%
Commerzbank Ag Subordinated, 1.38%, 12/29/31 (Call 09/29/26)(a)(b)	EUR	100	$112,459
Energias De Portugal SA, 1.88%, 03/14/82 (Call 06/14/29)(a)(b)	EUR	100	111,761
Eurobank SA, 2.25%, 03/14/28 (Call 03/14/27)(a)(b)	EUR	100	111,405
Kaixo Bondco Telecom SA, 5.13%, 09/30/29 (Call 09/30/24)(a)	EUR	100	114,412

			450,037

Austria — 0.2%
ams AG, 6.00%, 07/31/25 (Call 07/31/22)(a)	EUR	100	122,037

Belgium — 0.2%
Telenet Finance Luxembourg Notes Sarl, 3.50%, 03/01/28 (Call 12/01/22)(a)	EUR	100	118,581

Canada — 2.2%
ADLER Group SA, 2.25%, 01/14/29 (Call 10/14/28)(a)	EUR	200	197,589
Air Canada, 4.63%, 08/15/29 (Call 02/15/26)(c)	CAD	325	261,128
Brookfield Property Finance ULC, 3.93%, 08/24/25 (Call 07/24/25)	CAD	100	81,601
Iccrea Banca SpA, 2.25%, 10/20/25 (Call 10/20/24)(a)(b)	EUR	100	117,975
Mattamy Group Corp., 4.63%, 03/01/28 (Call 03/01/23)(a)	CAD	50	41,011
Parkland Corp./Canada
3.88%, 06/16/26 (Call 06/16/23)(c)	CAD	100	80,973
4.38%, 03/26/29 (Call 03/26/24)	CAD	100	81,234
Parts Europe SA, 6.50%, 07/16/25 (Call 01/15/22)(a)	EUR	100	120,090
Southern Pacific Resource Corp., 8.75%, 01/25/18(c)(d)(e)(f)	CAD	50	—
Videotron Ltd.
3.13%, 01/15/31 (Call 01/15/26)	CAD	50	37,337
3.63%, 06/15/28 (Call 06/15/24)(c)	CAD	150	119,880
4.50%, 01/15/30 (Call 10/15/24)	CAD	150	124,232
5.63%, 06/15/25 (Call 03/15/25)	CAD	50	43,633
5.75%, 01/15/26 (Call 09/15/22)(a)	CAD	50	41,268
VZ Vendor Financing II BV, 2.88%, 01/15/29 (Call 12/18/23)(a)	EUR	200	225,546

			1,573,497

Cayman Islands — 0.2%
UPCB Finance VII Ltd., 3.63%, 06/15/29 (Call 06/15/22)(a)	EUR	100	117,628

Cyprus — 0.2%
Bank of Cyprus PCL, 2.50%, 06/24/27 (Call 06/24/26)(a)(b)	EUR	100	112,472

Denmark — 0.5%
DKT Finance ApS, 7.00%, 06/17/23 (Call 11/29/21)(a)	EUR	200	235,035
TDC AS, 6.88%, 02/23/23(a)	GBP	100	146,024

			381,059

Finland — 1.4%
Nokia OYJ
2.00%, 03/15/24 (Call 12/15/23)(a)	EUR	100	119,485
2.00%, 03/11/26 (Call 12/11/25)(a)	EUR	150	180,825
2.38%, 05/15/25 (Call 02/15/25)(a)	EUR	200	243,367
Teollisuuden Voima Oyj, 1.38%, 06/23/28 (Call 03/23/28)(a)	EUR	200	227,859
Teollisuuden Voima OYJ, 1.13%, 03/09/26 (Call 12/09/25)(a)	EUR	200	230,854

			1,002,390

France — 11.4%
Accor SA
2.50%, 01/25/24(a)	EUR	100	119,983
3.00%, 02/04/26 (Call 11/04/25)(a)	EUR	200	241,997
Altice France SA/France
2.13%, 02/15/25 (Call 02/15/22)(a)	EUR	150	168,050
3.38%, 01/15/28 (Call 09/15/22)(a)	EUR	200	221,443

Security	Par (000)		Value
France (continued)
4.25%, 10/15/29 (Call 10/15/24)(a)	EUR	100	$114,463
5.88%, 02/01/27 (Call 02/01/22)(a)	EUR	150	181,154
Banijay Entertainment SASU, 3.50%, 03/01/25 (Call 03/01/22)(a)	EUR	200	230,886
CAB SELAS, 3.38%, 02/01/28 (Call 02/01/24)(a)	EUR	200	229,699
Casino Guichard Perrachon SA
3.58%, 02/07/25 (Call 11/07/24)(a)	EUR	200	213,466
4.50%, 03/07/24 (Call 12/07/23)(a)	EUR	100	112,668
4.56%, 01/25/23(a)	EUR	100	115,133
5.25%, 04/15/27 (Call 04/15/23)(a)	EUR	100	109,518
Chrome Bidco SASU, Series OCT, 3.50%, 05/31/28 (Call 05/31/24)(a)	EUR	100	115,590
Chrome Holdco SASU, 5.00%, 05/31/29 (Call 05/31/24)(a)	EUR	100	115,455
Elis SA
1.00%, 04/03/25 (Call 01/03/25)(a)	EUR	100	114,668
1.63%, 04/03/28 (Call 01/03/28)(a)	EUR	100	114,492
1.75%, 04/11/24 (Call 01/11/24)(a)	EUR	100	118,211
Elis Sa Co., 1.63%, 04/03/28 (Call 01/03/28)(a)	EUR	100	114,492
Faurecia SE
2.63%, 06/15/25 (Call 11/29/21)(a)	EUR	250	292,135
3.13%, 06/15/26 (Call 06/15/22)(a)	EUR	100	117,678
3.75%, 06/15/28 (Call 06/15/23)(a)	EUR	200	239,530
Iliad Holding SAS
5.13%, 10/15/26 (Call 10/15/23)(a)	EUR	150	178,246
5.63%, 10/15/28 (Call 10/15/24)(a)	EUR	100	119,302
Kapla Holding SAS, 3.38%, 12/15/26 (Call 12/15/22)(a)	EUR	100	114,006
La Financiere Atalian SASU, 4.00%, 05/15/24 (Call 11/08/21)(a)	EUR	200	227,214
Loxam SAS
2.88%, 04/15/26 (Call 04/15/22)(a)	EUR	100	113,568
3.25%, 01/14/25 (Call 11/08/21)(a)	EUR	100	115,541
3.50%, 05/03/23 (Call 11/08/21)(a)	EUR	200	230,790
Orano SA
2.75%, 03/08/28 (Call 12/08/27)(a)	EUR	100	119,047
3.13%, 03/20/23 (Call 12/20/22)(a)	EUR	100	119,287
3.38%, 04/23/26 (Call 01/23/26)(a)	EUR	100	124,078
4.88%, 09/23/24	EUR	100	129,043
Paprec Holding SA
3.50%, 07/01/28 (Call 07/01/24)(a)	EUR	100	115,406
4.00%, 03/31/25 (Call 11/29/21)(a)	EUR	100	116,943
Picard Bondco SA, 5.38%, 07/01/27 (Call 07/01/24)(a)	EUR	100	113,972
Picard Groupe SA, 3.88%, 07/01/26 (Call 07/01/23)(a)	EUR	100	115,855
Quatrim SASU, 5.88%, 01/15/24 (Call 11/29/21)(a)	EUR	100	118,724
RCI Banque SA, 2.63%, 02/18/30 (Call 02/18/25)(a)(b)	EUR	200	232,099
Renault SA
1.00%, 03/08/23 (Call 12/08/22)(a)	EUR	100	116,456
1.00%, 04/18/24 (Call 01/18/24)(a)	EUR	100	115,855
1.00%, 11/28/25 (Call 08/28/25)(a)	EUR	100	115,076
1.13%, 10/04/27 (Call 07/04/27)(a)	EUR	100	107,873
1.25%, 06/24/25 (Call 03/24/25)(a)	EUR	100	114,073
2.00%, 09/28/26 (Call 06/28/26)(a)	EUR	100	114,881
2.38%, 05/25/26 (Call 02/25/26)(a)	EUR	200	234,395
2.50%, 04/01/28 (Call 01/01/28)(a)	EUR	100	115,537
Rexel SA, 2.13%, 06/15/28 (Call 06/15/24)(a)	EUR	100	116,992
SPCM SA, 2.63%, 02/01/29 (Call 09/15/23)(a)	EUR	100	116,789
SPIE SA
2.63%, 06/18/26 (Call 12/18/25)(a)	EUR	100	119,822
3.13%, 03/22/24 (Call 09/22/23)(a)	EUR	100	120,720

16	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2021	iShares® International High Yield Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)		Value
France (continued)
Tereos Finance Groupe I SA
4.13%, 06/16/23 (Call 03/16/23)(a)	EUR	100	$117,339
7.50%, 10/30/25 (Call 10/30/22)(a)	EUR	100	124,217
Valeo
0.63%, 01/11/23 (Call 10/11/22)(a)	EUR	100	116,210
1.50%, 06/18/25 (Call 03/18/25)(a)	EUR	200	236,551
3.25%, 01/22/24(a)	EUR	100	123,180
Valeo SA, 1.00%, 08/03/28 (Call 05/03/28)(a)	EUR	100	110,977

			8,140,775

Germany — 9.8%
ADLER Group SA
1.50%, 07/26/24 (Call 04/26/24)(a)	EUR	100	106,063
1.88%, 01/14/26 (Call 10/14/25)(a)	EUR	100	101,716
3.25%, 08/05/25 (Call 05/05/25)(a)	EUR	100	106,778
ADLER Real Estate AG
1.88%, 04/27/23 (Call 03/27/23)(a)	EUR	100	109,848
3.00%, 04/27/26 (Call 02/27/26)(a)	EUR	100	108,979
Bayer AG
2.38%, 11/12/79 (Call 02/12/25)(a)(b)	EUR	200	230,868
3.13%, 11/12/79 (Call 08/12/27)(a)(b)	EUR	100	117,637
3.75%, 07/01/74 (Call 07/01/24)(a)(b)	EUR	200	241,144
Bertelsmann SE & Co. KGaA
3.00%, 04/23/75 (Call 04/23/23)(a)(b)	EUR	100	118,898
3.50%, 04/23/75 (Call 04/23/27)(a)(b)	EUR	100	124,631
Commerzbank AG
4.00%, 03/23/26(a)	EUR	200	255,468
4.00%, 03/30/27(a)	EUR	100	129,417
4.00%, 12/05/30 (Call 09/05/25)(a)(b)	EUR	100	125,266
Deutsche Bank AG
2.75%, 02/17/25(a)	EUR	125	152,227
4.50%, 05/19/26(a)	EUR	200	264,469
5.63%, 05/19/31 (Call 02/19/26)(a)(b)	EUR	200	271,273
Deutsche Lufthansa AG
0.25%, 09/06/24	EUR	50	56,212
3.00%, 05/29/26 (Call 02/28/26)(a)	EUR	300	352,485
3.50%, 07/14/29 (Call 04/14/29)(a)	EUR	100	116,892
Evonik Industries AG, 1.38%, 09/02/81 (Call 09/02/26)(a)(b)	EUR	100	115,447
Gruenenthal GMBH, 4.13%, 05/15/28 (Call 05/15/24)(a)	EUR	150	179,387
K+S AG, 2.63%, 04/06/23 (Call 01/06/23)(a)	EUR	100	117,246
LANXESS AG, 4.50%, 12/06/76 (Call 06/06/23)(a)(b)	EUR	75	91,496
Nidda BondCo GmbH, 5.00%, 09/30/25 (Call 11/29/21)(a)	EUR	200	227,854
Nidda Healthcare Holding GmbH, 3.50%, 09/30/24 (Call 11/08/21)(a)	EUR	200	227,556
Schaeffler AG
1.88%, 03/26/24 (Call 12/26/23)(a)	EUR	100	118,144
2.75%, 10/12/25 (Call 07/12/25)(a)	EUR	200	244,676
3.38%, 10/12/28 (Call 07/12/28)(a)	EUR	100	127,737
Techem Verwaltungsgesellschaft 674 mbH, 6.00%, 07/30/26 (Call 11/08/21)(a)	EUR	88	104,160
Techem Verwaltungsgesellschaft 675 mbH, 2.00%, 07/15/25 (Call 01/15/22)(a)	EUR	150	169,879
thyssenkrupp AG
1.88%, 03/06/23 (Call 02/06/23)(a) 2.88%, 02/22/24 (Call 11/22/23)(a)	EUR EUR	250 300	289,582 351,763
TK Elevator Midco GmbH, 4.38%, 07/15/27 (Call 07/15/23)(a)	EUR	100	118,884
Vertical Holdco GmbH, 6.63%, 07/15/28 (Call 07/15/23)(a)	EUR	180	217,406
ZF Europe Finance BV
2.00%, 02/23/26 (Call 12/23/25)(a)	EUR	200	231,586
2.50%, 10/23/27 (Call 07/23/27)(a)	EUR	100	116,896

Security	Par (000)		Value
Germany (continued)
ZF Finance GmbH
2.00%, 05/06/27 (Call 02/06/27)(a)	EUR	100	$115,514
2.25%, 05/03/28 (Call 02/03/28)(a)	EUR	100	115,054
2.75%, 05/25/27 (Call 02/25/27)(a)	EUR	100	118,104
3.00%, 09/21/25 (Call 06/21/25)(a)	EUR	100	121,056
3.75%, 09/21/28 (Call 06/21/28)(a)	EUR	100	124,745
ZF North America Capital Inc., 2.75%, 04/27/23(a)	EUR	200	238,019

			6,972,462

Greece — 1.0%
Alpha Bank SA, 2.50%, 03/23/28 (Call 03/23/27)(a)(b)	EUR	100	111,218
Eurobank SA, 2.00%, 05/05/27 (Call 05/05/26)(a)(b)	EUR	100	111,533
Mytilineos SA, 2.25%, 10/30/26(a)	EUR	100	116,327
Piraeus Financial Holdings SA, 9.75%, 06/26/29 (Call 06/26/24)(a)(b)	EUR	100	125,828
Public Power Corp. SA
3.38%, 07/31/28 (Call 07/31/24)(a)	EUR	100	117,477
3.88%, 03/30/26 (Call 03/30/23)(a)	EUR	100	119,116

			701,499

Ireland — 1.2%
AIB Group PLC
1.88%, 11/19/29 (Call 11/19/24)(a)(b)	EUR	200	235,558
2.88%, 05/30/31 (Call 05/30/26)(a)(b)	EUR	100	121,937
Bank of Ireland Group PLC
1.38%, 08/11/31 (Call 05/11/26)(a)(b)	EUR	100	114,144
2.38%, 10/14/29 (Call 10/14/24)(a)(b)	EUR	100	119,363
eircom Finance DAC
1.75%, 11/01/24 (Call 11/29/21)(a)	EUR	100	115,634
3.50%, 05/15/26 (Call 05/15/22)(a)	EUR	100	117,293

			823,929

Israel — 1.5%
Teva Pharmaceutical Finance Netherlands II BV
1.13%, 10/15/24(a)	EUR	300	334,097
1.25%, 03/31/23 (Call 12/31/22)(a)	EUR	200	230,074
1.63%, 10/15/28(a)	EUR	150	155,116
3.25%, 04/15/22 (Call 01/15/22)	EUR	100	116,001
4.50%, 03/01/25 (Call 12/01/24)	EUR	200	237,623

			1,072,911

Italy — 20.3%
ADLER Group SA, 2.25%, 04/27/27 (Call 01/27/27)(a)	EUR	100	100,176
Alpha Services and Holdings SA, 4.25%, 02/13/30 (Call 02/13/25)(a)(b)	EUR	100	113,737
Altice Financing SA, 2.25%, 01/15/25 (Call 01/15/22)(a)	EUR	100	111,398
Altice France SA/France, 4.00%, 07/15/29 (Call 04/15/24)(a)	EUR	100	112,759
Atlantia SpA
1.63%, 02/03/25(a)	EUR	100	118,442
1.88%, 07/13/27 (Call 04/13/27)(a)	EUR	275	329,565
1.88%, 02/12/28 (Call 11/12/27)(a)	EUR	100	119,604
Autostrade per l’Italia SpA
1.75%, 06/26/26(a)	EUR	100	119,494
1.75%, 02/01/27(a)	EUR	100	119,544
1.88%, 09/26/29 (Call 06/26/29)(a)	EUR	200	240,387
2.00%, 01/15/30 (Call 10/15/29)(a)	EUR	400	485,380
4.38%, 09/16/25(a)	EUR	100	131,283
Banca IFIS SpA, 2.00%, 04/24/23(a)	EUR	100	117,177
Banca Monte dei Paschi di Siena SpA
2.63%, 04/28/25(a)	EUR	100	116,683
3.63%, 09/24/24(a)	EUR	300	355,604
4.00%, 07/10/22(a)	EUR	100	116,131
5.38%, 01/18/28 (Call 01/18/23)(a)(b)	EUR	100	83,738

S C H E D U L E O F I N V E S T M E N T S	17

Schedule of Investments (continued) October 31, 2021	iShares® International High Yield Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Italy (continued)
10.50%, 07/23/29(a)	EUR	100	$104,708
Banca Popolare di Sondrio SCPA, 2.38%, 04/03/24(a)	EUR	100	119,856
Banco BPM SpA
0.88%, 07/15/26(a)	EUR	100	114,071
1.75%, 04/24/23(a)	EUR	109	128,697
1.75%, 01/28/25(a)	EUR	200	237,427
3.25%, 01/14/31 (Call 01/14/26)(a)(b)	EUR	100	117,599
4.25%, 10/01/29 (Call 10/01/24)(a)(b)	EUR	200	244,468
BPER Banca
1.38%, 03/31/27 (Call 03/31/26)(a)(b)	EUR	100	115,057
1.88%, 07/07/25(a)	EUR	100	119,181
Brunello Bidco SpA, 3.50%, 02/15/28 (Call 02/15/24)(a)	EUR	100	114,519
Catalent Pharma Solutions Inc., 2.38%, 03/01/28 (Call 03/01/23)(a)	EUR	150	173,195
CGG SA, 7.75%, 04/01/27 (Call 04/01/24)(a)	EUR	100	114,872
Cheplapharm Arzneimittel GmbH, 4.38%, 01/15/28 (Call 01/15/24)(a)	EUR	150	178,117
Deutsche Lufthansa AG
2.00%, 07/14/24 (Call 06/14/24)(a)	EUR	100	115,938
2.88%, 02/11/25 (Call 01/11/25)(a)	EUR	200	235,461
Douglas GmbH, 6.00%, 04/08/26 (Call 04/15/23)(a)	EUR	200	229,291
Energizer Gamma Acquisition BV, 3.50%, 06/30/29 (Call 06/30/24)(a)	EUR	100	111,869
Esselunga SpA, 0.88%, 10/25/23 (Call 07/25/23)(a)	EUR	100	116,968
Faurecia SE, 2.38%, 06/15/27 (Call 06/15/23)(a)	EUR	100	114,871
Gamma Bidco SpA, 5.13%, 07/15/25 (Call 07/15/22)(a)	EUR	200	233,014
Grifols SA, 2.25%, 11/15/27 (Call 11/15/22)(a)	EUR	100	115,561
Iccrea Banca SpA, 4.13%, 11/28/29 (Call 11/28/24)(a)(b)	EUR	100	116,657
IMA Industria Macchine Automatiche SpA, 3.75%, 01/15/28 (Call 01/15/23)(a)	EUR	100	114,762
INEOS Quattro Finance 2 PLC, 2.50%, 01/15/26 (Call 01/15/23)(a)	EUR	100	115,194
Infrastrutture Wireless Italiane SpA
1.63%, 10/21/28 (Call 07/21/28)(a)	EUR	100	116,526
1.75%, 04/19/31 (Call 01/19/31)(a)	EUR	100	114,388
1.88%, 07/08/26 (Call 04/08/26)(a)	EUR	150	179,043
International Consolidated Airlines Group SA, 2.75%, 03/25/25 (Call 12/25/24)(a)	EUR	100	115,156
Intesa Sanpaolo SpA
2.93%, 10/14/30(a)	EUR	100	120,439
3.93%, 09/15/26(a)	EUR	175	224,278
6.63%, 09/13/23(a)	EUR	100	128,539
Leonardo SpA, 2.38%, 01/08/26 (Call 10/08/25)(a)	EUR	100	119,810
Mahle GmbH, 2.38%, 05/14/28 (Call 02/14/28)(a)	EUR	200	224,094
Mediobanca Banca di Credito Finanziario SpA
3.75%, 06/16/26	EUR	75	94,809
5.75%, 04/18/23	EUR	50	62,276
National Bank of Greece SA, 2.75%, 10/08/26 (Call 10/08/25)(a)(b)	EUR	200	232,736
Nexi SpA
1.63%, 04/30/26 (Call 01/30/26)(a)	EUR	200	229,810
1.75%, 10/31/24 (Call 07/31/24)(a)	EUR	100	117,405
2.13%, 04/30/29 (Call 01/30/29)(a)	EUR	150	171,206
PPF Telecom Group BV, 3.50%, 05/20/24 (Call 02/20/24)(a)	EUR	100	122,625
Rossini Sarl, 6.75%, 10/30/25 (Call 11/29/21)(a)	EUR	100	119,482
Saipem Finance International BV
2.63%, 01/07/25(a)	EUR	100	118,158
3.75%, 09/08/23(a)	EUR	200	241,189
Telecom Italia SpA/Milano
1.63%, 01/18/29 (Call 10/18/28)(a)	EUR	100	109,778
2.38%, 10/12/27 (Call 07/12/27)(a)	EUR	300	349,446

Security	Par (000)		Value
Italy (continued)
2.50%, 07/19/23(a)	EUR	100	$119,455
2.88%, 01/28/26 (Call 10/28/25)(a)	EUR	418	505,095
3.25%, 01/16/23(a)	EUR	150	179,096
3.63%, 01/19/24(a)	EUR	307	375,871
3.63%, 05/25/26(a)	EUR	100	126,246
4.00%, 04/11/24 (Call 01/11/24)(a)	EUR	125	153,188
5.25%, 02/10/22(a)	EUR	100	117,184
Teva Pharmaceutical Finance Netherlands II BV, 6.00%, 01/31/25 (Call 10/31/24)	EUR	100	124,064
UniCredit SpA
2.00%, 09/23/29 (Call 09/23/24)(a)(b)	EUR	200	232,362
2.73%, 01/15/32 (Call 01/15/27)(a)(b)	EUR	200	234,949
4.38%, 01/03/27 (Call 01/03/22)(a)(b)	EUR	100	116,372
6.95%, 10/31/22(a)	EUR	300	369,911
Unione di Banche Italiane SpA
4.38%, 07/12/29 (Call 07/12/24)(a)(b)	EUR	150	187,750
5.88%, 03/04/29 (Call 03/04/24)(a)(b)	EUR	150	192,433
Unipol Gruppo SpA
3.00%, 03/18/25(a)	EUR	175	219,127
3.25%, 09/23/30 (Call 06/23/30)(a)	EUR	200	265,974
Verisure Holding AB, 3.88%, 07/15/26 (Call 07/15/22)(a)	EUR	100	117,728
Vodafone Group PLC
2.63%, 08/27/80 (Call 05/27/26)(a)(b)	EUR	200	236,677
3.00%, 08/27/80 (Call 05/27/30)(a)(b)	EUR	250	294,135
Webuild SpA, 1.75%, 10/26/24(a)	EUR	250	288,639
ZF Europe Finance BV, 3.00%, 10/23/29 (Call 07/23/29)(a)	EUR	100	119,287
Ziggo Bond Co. BV, 3.38%, 02/28/30 (Call 02/15/25)(a)	EUR	150	170,595

			14,449,786

Japan — 2.0%
SoftBank Group Corp.
2.13%, 07/06/24 (Call 04/06/24)(a)	EUR	175	200,308
2.88%, 01/06/27 (Call 10/06/26)(a)	EUR	100	112,063
3.13%, 09/19/25 (Call 06/21/25)(a)	EUR	250	289,730
3.38%, 07/06/29 (Call 04/06/29)(a)	EUR	125	138,713
3.88%, 07/06/32 (Call 04/06/32)(a)	EUR	100	110,628
4.00%, 04/20/23 (Call 01/20/23)(a)	EUR	100	118,293
4.00%, 09/19/29 (Call 06/21/29)(a)	EUR	100	115,533
5.00%, 04/15/28 (Call 01/16/28)(a)	EUR	250	304,853

			1,390,121

Luxembourg — 3.8%
Albion Financing 1 SARL/Aggreko Holdings Inc., 5.25%, 10/15/26 (Call 10/15/23)(a)	EUR	100	116,069
Altice Financing SA
3.00%, 01/15/28 (Call 01/15/23)(a)	EUR	200	219,127
4.25%, 08/15/29 (Call 08/15/24)(a)	EUR	100	113,371
Altice Finco SA, 4.75%, 01/15/28 (Call 10/15/22)(a)	EUR	100	109,841
Altice France Holding SA
4.00%, 02/15/28 (Call 02/15/23)(a)	EUR	100	107,904
8.00%, 05/15/27 (Call 05/15/22)(a)	EUR	200	245,158
Garfunkelux Holdco 3 SA
6.75%, 11/01/25 (Call 11/01/22)(a)	EUR	100	119,748
7.75%, 11/01/25 (Call 11/01/22)(a)	GBP	100	141,759
INEOS Finance PLC
2.13%, 11/15/25 (Call 11/08/21)(a)	EUR	100	114,615
2.88%, 05/01/26 (Call 05/01/22)(a)	EUR	300	350,059
Matterhorn Telecom SA, 3.13%, 09/15/26 (Call 09/15/22)(a)	EUR	200	228,461
Mytilineos Financial Partners SA, 2.50%, 12/01/24 (Call 06/01/24)(a)	EUR	100	118,394
PLT VII Finance Sarl, 4.63%, 01/05/26 (Call 07/15/22)(a)	EUR	100	117,612

18	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2021	iShares® International High Yield Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Luxembourg (continued)
SIG Combibloc Purchase Co. Sarl, 2.13%, 06/18/25 (Call 03/18/25)(a)	EUR	100	$120,808
Summer BC Holdco A Sarl, 9.25%, 10/31/27 (Call 10/31/22)(a)	EUR	90	112,624
Summer BC Holdco B Sarl, 5.75%, 10/31/26 (Call 10/31/22)(a)	EUR	150	180,766
Vivion Investments Sarl
3.00%, 08/08/24(a)	EUR	100	110,619
3.50%, 11/01/25(a)	EUR	100	111,110

			2,738,045

Netherlands — 2.7%
Lincoln Financing Sarl, 3.63%, 04/01/24 (Call 11/29/21)(a)	EUR	200	232,284
OCI NV, 3.13%, 11/01/24 (Call 11/29/21)(a)	EUR	200	234,206
PPF Telecom Group BV
2.13%, 01/31/25 (Call 10/31/24)(a)	EUR	200	237,119
3.25%, 09/29/27 (Call 06/29/27)(a)	EUR	100	124,816
Q-Park Holding I BV, 2.00%, 03/01/27 (Call 03/01/23)(a)	EUR	100	109,425
Sigma Holdco BV, 5.75%, 05/15/26 (Call 11/08/21)(a)	EUR	100	106,760
SNS Bank NV, 6.25%, 10/26/20(e)	EUR	50	—
Trivium Packaging Finance BV, 3.75%, 08/15/26 (Call 08/15/22)(a)	EUR	100	116,022
United Group BV
3.13%, 02/15/26 (Call 02/15/22)(a)	EUR	100	111,112
3.63%, 02/15/28 (Call 02/15/23)(a)	EUR	200	221,615
4.63%, 08/15/28 (Call 08/15/24)(a)	EUR	100	114,458
4.88%, 07/01/24 (Call 11/29/21)(a)	EUR	100	116,781
UPC Holding BV, 3.88%, 06/15/29 (Call 06/15/22)(a)	EUR	100	117,510
Ziggo BV, 4.25%, 01/15/27 (Call 01/15/22)(a)	EUR	80	94,565

			1,936,673

Norway — 0.3%
Adevinta ASA, 2.63%, 11/15/25 (Call 11/15/22)(a)	EUR	200	235,181

Portugal — 1.8%
Banco Comercial Portugues SA
1.13%, 02/12/27 (Call 02/12/26)(a)(b)	EUR	100	111,884
4.50%, 12/07/27 (Call 12/07/22)(a)(b)	EUR	100	118,795
Banco Commercial Portugues, 1.75%, 04/07/28 (Call 04/07/27)(a)(b)	EUR	100	112,675
Caixa Geral de Depositos SA, 5.75%, 06/28/28 (Call 06/28/23)(a)(b)	EUR	200	250,058
EDP - Energias de Portugal SA
1.70%, 07/20/80 (Call 04/20/25)(a)(b)	EUR	100	115,783
1.88%, 08/02/81 (Call 05/02/26)(a)(b)	EUR	100	115,796
4.50%, 04/30/79 (Call 01/30/24)(a)(b)	EUR	200	249,008
Energias De Portugal SA, 1.50%, 03/14/82 (Call 12/14/26)(a)(b)	EUR	100	112,830
Novo Banco SA, 8.50%, 07/06/28 (Call 07/06/23)(a)(b)	EUR	100	118,013

			1,304,842

Spain — 7.0%
Abanca Corp. Bancaria SA, 4.63%, 04/07/30 (Call 04/07/25)(a)(b)	EUR	100	124,763
Banco de Sabadell SA
0.88%, 06/16/28 (Call 06/16/27)(a)(b)	EUR	100	111,850
1.13%, 03/27/25(a)	EUR	200	232,909
1.75%, 05/10/24(a)	EUR	100	118,757
2.50%, 04/15/31 (Call 01/15/26)(a)(b)	EUR	100	115,520
5.38%, 12/12/28 (Call 12/12/23)(a)(b)	EUR	100	126,011
5.63%, 05/06/26(a)	EUR	100	134,565
Banco do Brasil SA/Cayman
1.75%, 03/09/28 (Call 03/09/27)(a)(b)	EUR	100	113,254
5.25%, 11/27/31 (Call 05/27/26)(a)(b)	EUR	100	121,597

Security	Par (000)		Value
Spain (continued)
Cellenex Finance Co.
1.00%, 09/15/27 (Call 06/15/27)(a)	EUR	100	$111,781
2.00%, 09/15/32 (Call 06/15/32)(a)	EUR	200	221,785
Cellnex Finance Co. SA
0.75%, 11/15/26 (Call 08/15/26)(a)	EUR	100	113,121
1.25%, 01/15/29 (Call 10/15/28)(a)	EUR	200	221,225
1.50%, 06/08/28 (Call 03/08/28)(a)	EUR	100	113,638
2.00%, 02/15/33 (Call 11/15/32)(a)	EUR	300	329,936
Cellnex Telecom SA
1.00%, 04/20/27 (Call 01/20/27)(a)	EUR	100	112,742
1.88%, 06/26/29 (Call 03/26/29)	EUR	100	115,006
2.38%, 01/16/24 (Call 10/16/23)(a)	EUR	100	120,361
2.88%, 04/18/25 (Call 01/18/25)(a)	EUR	100	123,450
Cirsa Finance International, 4.50%, 03/15/27 (Call 09/15/23)(a)	EUR	100	113,864
Cirsa Finance International Sarl, 6.25%, 12/20/23 (Call 11/08/21)(a)	EUR	85	99,351
ContourGlobal Power Holdings SA
2.75%, 01/01/26 (Call 01/01/23)(a)	EUR	100	114,491
4.13%, 08/01/25 (Call 11/29/21)(a)	EUR	100	117,136
El Corte Ingles SA
3.00%, 03/15/24 (Call 11/08/21)(a)	EUR	100	116,165
3.63%, 03/15/24 (Call 03/15/22)(a)	EUR	100	118,796
Grifols Escrow Issuer SA, 3.88%, 10/15/28 (Call 10/15/24)(a)	EUR	250	289,300
Grifols SA
1.63%, 02/15/25 (Call 02/15/22)(a)	EUR	150	172,804
3.20%, 05/01/25 (Call 11/29/21)(a)	EUR	200	231,371
Ibercaja Banco SA, 2.75%, 07/23/30 (Call 07/23/25)(a)(b)	EUR	100	116,420
Lorca Telecom Bondco, 4.00%, 09/18/27 (Call 09/30/23)(a)	EUR	200	232,446
Lorca Telecom Bondco SA, 4.00%, 09/18/27 (Call 09/30/23)(a)	EUR	100	116,264
Repsol International Finance BV, 4.50%, 03/25/75 (Call 03/25/25)(a)(b)	EUR	175	218,156
Unicaja Banco SA, 2.88%, 11/13/29 (Call 11/13/24)(a)(b)	EUR	100	118,355

			4,957,190

Sweden — 3.3%
Akelius Residential Property AB
2.25%, 05/17/81 (Call 02/17/26)(a)(b)	EUR	100	113,641
3.88%, 10/05/78 (Call 07/08/23)(a)(b)	EUR	100	120,924
Dometic Group AB
2.00%, 09/29/28 (Call 06/29/28)(a)	EUR	100	113,227
3.00%, 09/13/23 (Call 08/13/23)(a)	EUR	100	120,371
Fastighets AB Balder
2.87%, 06/02/81 (Call 03/02/26)(a)(b)	EUR	100	110,475
3.00%, 03/07/78 (Call 03/07/23)(a)(b)	EUR	100	115,885
Intrum AB
3.00%, 09/15/27 (Call 09/15/22)(a)	EUR	100	111,788
3.13%, 07/15/24 (Call 11/29/21)(a)	EUR	100	115,627
3.50%, 07/15/26 (Call 07/15/22)(a)	EUR	175	201,734
4.88%, 08/15/25 (Call 08/15/22)(a)	EUR	200	238,875
Verisure Holding AB
3.25%, 02/15/27 (Call 02/15/23)(a)	EUR	150	172,818
3.50%, 05/15/23 (Call 11/08/21)(a)	EUR	100	116,314
Verisure Midholding AB, 5.25%, 02/15/29 (Call 02/15/24)(a)	EUR	300	351,418
Volvo Car AB
2.00%, 01/24/25 (Call 10/24/24)(a)	EUR	200	239,407
2.13%, 04/02/24 (Call 01/02/24)(a)	EUR	100	119,257

			2,361,761

Switzerland — 0.5%
Dufry One BV
2.00%, 02/15/27 (Call 02/15/23)(a)	EUR	100	108,940
2.50%, 10/15/24 (Call 11/29/21)(a)	EUR	100	113,737

S C H E D U L E O F I N V E S T M E N T S	19

Schedule of Investments (continued) October 31, 2021	iShares® International High Yield Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Switzerland (continued)
3.38%, 04/15/28 (Call 04/15/24)(a)	EUR	100	$113,542

			336,219

United Kingdom — 10.8%
Arqiva Broadcast Finance PLC, 6.75%, 09/30/23 (Call 11/29/21)(a)	GBP	150	208,384
BCP Modular Services, 4.75%, 11/30/28 (Call 11/30/24)(a)	EUR	200	230,786
BCP V Modular Services Finance II PLC, 6.13%, 11/30/28 (Call 11/30/24)(a)	GBP	100	136,725
Bellis Acquisition Co. PLC, 3.25%, 02/16/26 (Call 02/24/23)(a)	GBP	300	392,764
Bellis Finco PLC, 4.00%, 02/16/27 (Call 02/24/23)(a)	GBP	200	258,217
British Telecommunications PLC, 1.87%, 08/18/80 (Call 05/18/25)(a)(b)	EUR	100	109,377
Cidron Aida Finco Sarl, 5.00%, 04/01/28 (Call 04/01/24)(a)	EUR	100	113,417
Deuce Finco PLC, 5.50%, 06/15/27 (Call 06/15/23)(a)	GBP	100	135,950
eG Global Finance PLC, 4.38%, 02/07/25 (Call 11/29/21)(a)	EUR	225	256,233
GKN Holdings Ltd., 4.63%, 05/12/32(a)	GBP	100	146,452
Heathrow Finance PLC
4.38%, 03/01/27(a)(g)	GBP	100	138,354
4.75%, 03/01/24 (Call 12/01/23)(a)(g)	GBP	100	142,095
Iceland Bondco PLC, 4.38%, 05/15/28 (Call 02/15/24)(a)	GBP	100	119,209
INEOS Styrolution Group GmbH, 2.25%, 01/16/27 (Call 01/15/23)(a)	EUR	200	224,774
International Consolidated Airlines Group SA
1.50%, 07/04/27 (Call 04/04/27)(a)	EUR	100	105,010
3.75%, 03/25/29 (Call 12/25/28)(a)	EUR	100	114,685
Jaguar Land Rover Automotive PLC
2.20%, 01/15/24(a)	EUR	100	113,569
3.88%, 03/01/23(a)	GBP	100	137,577
4.50%, 01/15/26 (Call 10/15/25)(a)	EUR	150	176,116
4.50%, 07/15/28 (Call 07/15/24)(a)	EUR	100	114,833
5.88%, 11/15/24 (Call 08/15/24)(a)	EUR	100	123,521
Jerrold Finco PLC, 5.25%, 01/15/27 (Call 01/15/23)(a)	GBP	100	139,324
Marks & Spencer PLC
3.75%, 05/19/26 (Call 02/19/26)(a)	GBP	100	140,848
6.00%, 06/12/25(a)	GBP	100	150,453
Modulaire Global Finance PLC, 6.50%, 02/15/23 (Call 11/08/21)(a)	EUR	100	117,341
Motion Finco Sarl, 7.00%, 05/15/25 (Call 05/15/22)(a)	EUR	100	120,652
NGG Finance PLC
1.63%, 12/05/79 (Call 09/05/24)(a)(b)	EUR	100	116,305
2.13%, 09/05/82 (Call 06/05/27)(a)(b)	EUR	100	116,094
5.63%, 06/18/73 (Call 06/18/25)(a)(b)	GBP	200	297,305
Pinewood Finance Co. Ltd., 3.25%, 09/30/25 (Call 11/29/21)(a)	GBP	100	136,979
Pinnacle Bidco PLC, 5.50%, 02/15/25 (Call 01/15/22)(a)	EUR	100	117,530
Rolls-Royce PLC
0.88%, 05/09/24 (Call 02/09/24)(a)	EUR	100	114,822
1.63%, 05/09/28 (Call 02/09/28)(a)	EUR	100	111,369
4.63%, 02/16/26 (Call 11/16/25)(a)	EUR	100	128,344
5.75%, 10/15/27 (Call 07/15/27)(a)	GBP	100	152,108
Stonegate Pub Co. Financing 2019 PLC, 8.25%, 07/31/25 (Call 07/31/22)(a)	GBP	200	283,664
Thames Water Utilities Finance PLC, 2.88%, 05/03/27(a)	GBP	200	278,923
Virgin Media Finance PLC, 3.75%, 07/15/30 (Call 07/15/25)(a)	EUR	100	114,664
Virgin Media Secured Finance PLC
4.13%, 08/15/30 (Call 08/15/25)(a)	GBP	100	135,565
4.25%, 01/15/30 (Call 10/15/24)(a)	GBP	100	136,125
5.00%, 04/15/27 (Call 04/15/22)(a)	GBP	200	282,164
Vmed O2 UK Financing I PLC
3.25%, 01/31/31 (Call 01/31/26)(a)	EUR	100	115,776
4.00%, 01/31/29 (Call 01/31/24)(a)	GBP	100	135,050

Security	Par (000)		Value
United Kingdom (continued)
4.50%, 07/15/31 (Call 07/15/26)(a)	GBP	200	$274,477
Vodafone Group PLC
3.10%, 01/03/79 (Call 10/03/23)(a)(b)	EUR	300	358,112
4.88%, 10/03/78 (Call 07/03/25)(a)(b)	GBP	100	144,504

			7,716,546

United States — 15.0%
Adient Global Holdings Ltd., 3.50%, 08/15/24 (Call 05/15/24)(a)	EUR	175	204,576
Allied Universal Holdco LLC/Allied Universal Finance Corp/Atlas Luxco 4 Sarl
3.63%, 06/01/28 (Call 06/01/24)(a)	EUR	100	113,259
4.88%, 06/01/28 (Call 06/01/24)(a)	GBP	100	133,485
Alpha Services and Holdings SA, 5.50%, 06/11/31 (Call 03/11/26)(a)(b)	EUR	100	117,644
Ardagh Metal Packaging Finance USA LLC/Ardagh Metal Packaging Finance PLC
2.00%, 09/01/28 (Call 05/15/24)(a)	EUR	100	114,079
3.00%, 09/01/29 (Call 05/15/24)(a)	EUR	100	113,138
Ardagh Packaging Finance PLC/Ardagh Holdings USA Inc.
2.13%, 08/15/26 (Call 08/15/22)(a)	EUR	200	227,938
4.75%, 07/15/27 (Call 07/15/22)(a)	GBP	100	138,227
Ashland Services BV, 2.00%, 01/30/28 (Call 11/01/27)(a)	EUR	100	118,532
Avantor Funding Inc., 2.63%, 11/01/25 (Call 11/01/22)(a)	EUR	200	236,186
Avis Budget Finance PLC
4.13%, 11/15/24 (Call 11/29/21)(a)	EUR	100	116,719
4.75%, 01/30/26 (Call 11/29/21)(a)	EUR	100	117,234
Axalta Coating Systems Dutch Holding B BV, 3.75%, 01/15/25 (Call 11/08/21)(a)	EUR	100	116,759
Ball Corp.
0.88%, 03/15/24 (Call 12/15/23)	EUR	100	115,697
1.50%, 03/15/27 (Call 12/15/26)	EUR	100	117,224
4.38%, 12/15/23	EUR	100	124,932
Banff Merger Sub Inc., 8.38%, 09/01/26 (Call 11/08/21)(a)	EUR	100	120,172
Belden Inc., 3.88%, 03/15/28 (Call 03/15/23)(a)	EUR	250	298,860
Boxer Parent Co. Inc., 6.50%, 10/02/25 (Call 06/01/22)(a)	EUR	100	120,976
Carnival PLC, 1.00%, 10/28/29 (Call 07/28/29)	EUR	100	90,104
Chemours Co. (The), 4.00%, 05/15/26 (Call 11/29/21)	EUR	100	116,562
Clarios Global LP/Clarios US Finance Co., 4.38%, 05/15/26 (Call 05/15/22)(a)	EUR	125	148,022
Cogent Communications Group Inc., 4.38%, 06/30/24 (Call 11/08/21)(a)	EUR	100	117,753
Constellium SE, 3.13%, 07/15/29 (Call 07/15/24)(a)	EUR	100	113,463
Coty Inc.
3.88%, 04/15/26 (Call 04/15/23)(a)	EUR	100	117,592
4.75%, 04/15/26 (Call 11/29/21)(a)	EUR	100	115,247
Crown European Holdings SA
0.75%, 02/15/23 (Call 01/15/23)(a)	EUR	100	115,631
2.25%, 02/01/23 (Call 11/01/22)(a)	EUR	100	117,388
2.63%, 09/30/24 (Call 03/31/24)(a)	EUR	125	149,748
2.88%, 02/01/26 (Call 08/01/25)(a)	EUR	100	122,008
Darling Global Finance BV, 3.63%, 05/15/26 (Call 11/08/21)(a)	EUR	100	117,272
Encore Capital Group Inc., 5.38%, 02/15/26 (Call 11/15/22)(a)	GBP	100	141,256
Ford Credit Canada Co, 2.96%, 09/16/26 (Call 08/16/26)	CAD	100	78,844
Ford Credit Canada Co.
3.50%, 11/30/23	CAD	100	81,620
3.74%, 05/08/23	CAD	75	61,602
4.46%, 11/13/24	CAD	100	83,761
Ford Motor Credit Co. LLC
1.36%, 02/07/25	EUR	100	115,427
1.51%, 02/17/23	EUR	100	116,790
1.74%, 07/19/24	EUR	100	117,430

20	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2021	iShares® International High Yield Bond ETF (Percentages shown are based on Net Assets)

Security		Par (000)	Value

United States (continued)
2.33%, 11/25/25	EUR	100	$119,273
2.39%, 02/17/26	EUR	225	268,748
2.75%, 06/14/24	GBP	200	274,051
3.02%, 03/06/24	EUR	100	120,224
3.25%, 09/15/25	EUR	100	123,283
Goodyear Europe BV Co., 2.75%, 08/15/28 (Call 08/15/24)(a)	EUR	100	116,457
Hanesbrands Finance Luxembourg SCA, 3.50%, 06/15/24 (Call 03/15/24)(a)	EUR	100	121,550
International Game Technology PLC
3.50%, 07/15/24 (Call 01/15/24)(a)	EUR	225	273,036
3.50%, 06/15/26 (Call 06/15/22)(a)	EUR	150	177,431
IQVIA Inc.
1.75%, 03/15/26 (Call 03/15/23)(a)	EUR	100	115,869
2.25%, 01/15/28 (Call 07/15/22)(a)	EUR	150	172,808
2.25%, 03/15/29 (Call 03/15/24)(a)	EUR	200	228,623
2.88%, 09/15/25 (Call 11/08/21)(a)	EUR	100	116,245
Iron Mountain UK PLC, 3.88%, 11/15/25 (Call 11/08/21)(a)	GBP	100	137,535
Kraft Heinz Foods Co.
2.00%, 06/30/23 (Call 03/30/23)(a)	EUR	200	237,372
2.25%, 05/25/28 (Call 02/25/28)(a)	EUR	200	247,879
4.13%, 07/01/27 (Call 04/01/27)(a)	GBP	100	150,893
Levi Strauss & Co., 3.38%, 03/15/27 (Call 03/15/22)	EUR	100	117,934
Liberty Mutual Group Inc., 3.63%, 05/23/59 (Call 05/23/24)(a)(b)	EUR	100	119,445
Mauser Packaging Solutions Holding Co., 4.75%, 04/15/24 (Call 11/29/21)(a)	EUR	100	114,360
MPT Operating Partnership LP/MPT Finance Corp.
0.99%, 10/15/26 (Call 09/15/26)	EUR	100	114,461
2.50%, 03/24/26 (Call 02/24/26)	GBP	100	137,966
3.33%, 03/24/25 (Call 12/24/24)	EUR	100	124,592
3.38%, 04/24/30 (Call 01/24/30)	GBP	100	140,869
3.69%, 06/05/28 (Call 04/06/28)	GBP	100	144,750
Novelis Sheet Ingot GmbH, 3.38%, 04/15/29 (Call 04/15/24)(a)	EUR	100	117,742
OI European Group BV, 3.13%, 11/15/24 (Call 08/15/24)(a)	EUR	200	236,113
Organon & Co./Organon Foreign Debt Co-Issuer BV., 2.88%, 04/30/28 (Call 04/30/24)(a)	EUR	200	233,102
Playtech PLC, 3.75%, 10/12/23 (Call 11/29/21)(a)	EUR	100	116,803
Primo Water Holdings Inc., 3.88%, 10/31/28 (Call 10/31/23)(a)	EUR	100	118,065
Scientific Games International Inc., 5.50%, 02/15/26 (Call 11/29/21)(a)	EUR	100	119,274
Sealed Air Corp., 4.50%, 09/15/23 (Call 06/15/23)(a)	EUR	100	122,585
Silgan Holdings Inc.
2.25%, 06/01/28 (Call 03/01/23)	EUR	100	115,573
3.25%, 03/15/25 (Call 11/29/21)	EUR	100	116,153
Spectrum Brands Inc., 4.00%, 10/01/26 (Call 11/29/21)(a)	EUR	100	117,256

Security	Par/ Shares (000)		Value

United States (continued)
Standard Industries Inc./NJ, 2.25%, 11/21/26 (Call 08/21/26)(a)	EUR 100		$111,789
WMG Acquisition Corp., 2.25%, 08/15/31 (Call 08/15/26)(a)	EUR 100		115,107

			10,658,373

Total Corporate Bonds & Notes — 97.9% (Cost: $69,738,973)			69,674,014

Common Stocks

South Africa — 0.0%
Sentry Holdings Ltd.Class A	0	(h)	—

Total Common Stocks — 0.0% (Cost: $159,437)			—

Short-Term Investments

Money Market Funds — 0.0%
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.00%(i)(j)	20		20,000

Total Short-Term Investments — 0.0% (Cost: $20,000)			20,000

Total Investments in Securities — 97.9% (Cost: $69,918,410)			69,694,014

Other Assets, Less Liabilities — 2.1%			1,466,531

Net Assets — 100.0%			$71,160,545

(a)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
(b)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Issuer filed for bankruptcy and/or is in default.
(e)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(f)	Non-income producing security.
(g)	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step-down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
(h)	Rounds to less than 1,000.
(i)	Affiliate of the Fund.
(j)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended October 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 10/31/20	Purchases at Cost	Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 10/31/21	Shares Held at 10/31/21 (000)	Income	Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Treasury, SL Agency Shares	$40,000	$—	$(20,000	)(a)	$—	$—	$20,000	20	$5	$—

(a)	Represents net amount purchased (sold).

S C H E D U L E O F I N V E S T M E N T S	21

Schedule of Investments (continued) October 31, 2021	iShares® International High Yield Bond ETF

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Corporate Bonds & Notes	$—	$69,674,014	$—	$69,674,014
Common Stocks	—	—	—	—
Money Market Funds	20,000	—	—	20,000

	$20,000	$69,674,014	$—	$69,694,014

See notes to financial statements.

22	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments October 31, 2021	iShares® J.P. Morgan EM Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Corporate Bonds & Notes(a)

Argentina — 1.3%
Agua y Saneamientos Argentinos SA, 6.63%, 02/01/23 (Call 11/08/21)(b)	$300	$170,588
Arcor SAIC, 6.00%, 07/06/23 (Call 12/13/21)(b)	525	509,631
Arcos Dorados Holdings Inc., 5.88%, 04/04/27 (Call 04/04/22)(b)	400	412,200
MercadoLibre Inc., 3.13%, 01/14/31 (Call 10/14/30)(c)	200	187,760
MSU Energy SA/UGEN SA/UENSA SA, 6.88%, 02/01/25 (Call 02/01/22)(b)	650	527,637
Pampa Energia SA, 7.50%, 01/24/27 (Call 01/24/22)(b)	600	530,925
Stoneway Capital Corp., 10.00%, 03/01/27 (Call 03/01/22)(b)(d)(e)	266	70,487
Transportadora de Gas del Sur SA, 6.75%, 05/02/25 (Call 05/02/22)(b)	450	418,866
YPF SA
6.95%, 07/21/27(b)	660	475,736
7.00%, 12/15/47 (Call 06/15/47)(b)	500	323,750
8.50%, 07/28/25(b)	1,045	837,502
8.75%, 04/04/24(b)	730	658,369
YPF Sociedad Anonima
1.50%, 09/30/33 (Call 03/30/33)(b)(f)	550	305,250
2.50%, 06/30/29 (Call 12/30/28)(b)(f)	725	483,620
4.00%, 02/12/26 (Call 11/12/25)(b)(f)	700	602,350

		6,514,671

Azerbaijan — 0.2%
International Bank of Azerbaijan OJSC, 3.50%, 09/01/24(b)	850	855,791

Bahrain — 0.3%
AUB Sukuk Ltd., 2.62%, 09/09/26(b)	400	398,400
BBK BSC, 5.50%, 07/09/24(b)	400	407,950
GFH Sukuk Ltd., 7.50%, 01/28/25(b)	600	621,488

		1,427,838

Brazil — 5.4%
Adecoagro SA, 6.00%, 09/21/27 (Call 09/21/22)(b)	150	155,419
Amaggi Luxembourg International Sarl, 5.25%, 01/28/28 (Call 01/28/25)(b)	200	200,163
Atento Luxco 1 SA, 8.00%, 02/10/26 (Call 02/10/24)(b)	150	159,075
Azul Investments LLP, 7.25%, 06/15/26 (Call 06/15/24)(g)	200	185,413
B2W Digital Lux Sarl, 4.38%, 12/20/30 (Call 09/20/30)(b)(c)	200	185,850
Banco Bradesco SA/Cayman Islands, 3.20%, 01/27/25(b)	400	404,000
Banco BTG Pactual SA/Cayman Islands
2.75%, 01/11/26 (Call 12/11/25)(b)	200	192,563
4.50%, 01/10/25 (Call 12/10/24)(b)(c)	200	204,100
Banco do Brasil SA/Cayman
4.63%, 01/15/25(b)	400	419,700
4.75%, 03/20/24(b)	400	419,825
4.88%, 04/19/23(b)	200	208,600
6.25%, (Call 04/15/24)(b)(h)(i)	400	393,150
9.00%, (Call 06/18/24)(b)(c)(h)(i)	400	433,200
9.25%, 10/29/49 (Call 04/15/23)(b)(h)(i)	200	211,662
Banco Votorantim SA, 4.38%, 07/29/25(b)	200	203,063
Braskem Finance Ltd., 6.45%, 02/03/24(c)	200	218,537
Braskem Netherlands Finance BV
4.50%, 01/10/28 (Call 10/10/27)(b)	400	409,450
4.50%, 01/31/30(b)	400	405,825
5.88%, 01/31/50(b)	200	212,850
8.50%, 01/23/81 (Call 10/24/25)(b)(i)	200	223,287
BRF SA
4.88%, 01/24/30 (Call 10/24/29)(b)	200	198,452
5.75%, 09/21/50 (Call 03/21/50)(b)	200	186,538

Security	Par (000)	Value

Brazil (continued)
Cemig Geracao e Transmissao SA, 9.25%, 12/05/24 (Call 12/05/23)(b)	$200	$222,912
Centrais Eletricas Brasileiras SA, 4.63%, 02/04/30(b)	400	390,700
Cosan Luxembourg SA, 7.00%, 01/20/27 (Call 01/20/22)(b)	200	207,600
Cosan SA, 5.50%, 09/20/29 (Call 09/20/24)(b)	200	209,038
CSN Inova Ventures, 6.75%, 01/28/28 (Call 01/28/24)(b)	400	424,300
CSN Resources SA
4.63%, 06/10/31 (Call 06/10/26)(b)	200	196,200
7.63%, 04/17/26 (Call 04/17/22)(b)	200	210,600
Embraer Netherlands Finance BV
5.05%, 06/15/25	227	235,413
5.40%, 02/01/27	250	260,875
Fibria Overseas Finance Ltd., 5.50%, 01/17/27(c)	200	223,260
FS Luxembourg Sarl, 10.00%, 12/15/25 (Call 12/15/23)(b)	200	219,875
Gerdau Trade Inc., 4.88%, 10/24/27(b)	200	217,750
Globo Comunicacao e Participacoes SA, 4.88%, 01/22/30(b)	200	193,000
Gol Finance SA, 7.00%, 01/31/25 (Call 01/31/22)(b)	150	135,591
GTL Trade Finance Inc., 7.25%, 04/16/44 (Call 10/16/43)(b)	200	265,537
Guara Norte Sarl, 5.20%, 06/15/34(b)	196	192,566
Hidrovias International Finance SARL, 4.95%, 02/08/31 (Call 02/08/26)(b)	200	187,725
InterCement Financial Operations BV, 5.75%, 07/17/24 (Call 11/29/21)(b)	200	185,750
Itau Unibanco Holding SA/Cayman Island
3.25%, 01/24/25(b)(c)	200	202,100
4.50%, 11/21/29 (Call 11/21/24)(b)(c)(i)	400	398,325
4.63%, (Call 02/27/25)(b)(h)(i)	200	187,163
5.13%, 05/13/23(b)(c)	200	209,040
6.13%, (Call 12/12/22)(b)(h)(i)	200	198,100
6.50%, (Call 03/19/23)(b)(c)(h)(i)	200	199,913
JBS Finance Luxembourg Co., 3.63%, 01/15/32 (Call 01/15/27)(b)	200	197,000
JBS Finance Luxembourg Sarl, 3.63%, 01/15/32 (Call 01/15/27)(g)	200	197,000
JBS USA Food Co.
5.75%, 01/15/28 (Call 07/15/22)(b)	200	207,750
7.00%, 01/15/26 (Call 01/15/22)(b)	200	208,400
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance Inc., 3.75%, 12/01/31 (Call 12/01/26)(b)	100	102,375
JSM Global Sarl, 4.75%, 10/20/30 (Call 07/20/30)(b)	200	190,225
Klabin Austria GmbH
3.20%, 01/12/31 (Call 10/12/30)(b)	200	183,250
5.75%, 04/03/29 (Call 01/03/29)(b)	200	216,560
7.00%, 04/03/49 (Call 10/03/48)(b)	200	230,000
Light Servicos Energia Co., 4.38%, 06/18/26 (Call 06/18/24)(b)	200	195,163
MARB BondCo PLC, 3.95%, 01/29/31 (Call 01/29/26)(b)	400	378,500
MC Brazil Downstream Trading SARL, 7.25%, 06/30/31(g)	400	389,500
Minerva Luxembourg SA, 4.38%, 03/18/31 (Call 03/18/26)(b)	400	378,900
Movida Europe SA, 5.25%, 02/08/31 (Call 02/08/26)(b)	200	188,500
Natura Cosmeticos SA, 4.13%, 05/03/28 (Call 03/03/28)(b)	200	197,960
NBM U.S. Holdings Inc.
6.63%, 08/06/29 (Call 08/06/24)(b)	200	217,600
7.00%, 05/14/26 (Call 05/14/22)(b)	200	211,450
Nexa Resources SA, 5.38%, 05/04/27 (Call 02/04/27)(b)(c)	600	636,675
Odebrecht Drilling Norbe VIII/IX Ltd., 7.35%, (7.35% PIK), 12/01/26 (Call 11/29/21)(b)(j)	267	148,743
Odebrecht Holdco Finance Ltd., 0.00%, 09/10/58 (Call 11/29/21)(b)(k)	400	1,000
Odebrecht Offshore Drilling Finance Ltd., 7.72%, (7.72% PIK), 12/01/26 (Call 12/01/21)(b)(c)(j)	283	68,614

S C H E D U L E O F I N V E S T M E N T S	23

Schedule of Investments (continued) October 31, 2021	iShares® J.P. Morgan EM Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Brazil (continued)
OI Movel SA, 8.75%, 07/30/26 (Call 07/30/24)(b)	$200	$206,100
Oi SA, 10.00%, (12.00% PIK), 07/27/25(c)(j)	400	359,700
Petrobras Global Finance BV
5.09%, 01/15/30(c)	450	458,212
5.30%, 01/27/25	250	271,094
5.50%, 06/10/51 (Call 12/10/50)(c)	250	218,817
5.60%, 01/03/31 (Call 10/03/30)	600	626,100
5.75%, 02/01/29	250	270,031
6.00%, 01/27/28	400	435,000
6.75%, 01/27/41(c)	300	321,056
6.75%, 06/03/50 (Call 12/03/49)	250	256,156
6.85%, 06/05/2115(c)	450	436,444
6.88%, 01/20/40(c)	248	269,669
6.90%, 03/19/49(c)	300	314,506
7.25%, 03/17/44	300	327,056
7.38%, 01/17/27(c)	350	410,375
8.75%, 05/23/26(c)	100	122,850
Petrorio Luxembourg SARL, 6.13%, 06/09/26 (Call 06/09/24)(b)	200	200,750
Raizen Fuels Finance SA, 5.30%, 01/20/27(b)(c)	200	219,100
Rede D’or Finance Sarl, 4.95%, 01/17/28 (Call 10/17/27)(b)	400	410,575
Rumo Luxembourg Sarl, 5.88%, 01/18/25 (Call 01/18/22)(b)	200	206,038
Simpar Europe SA, 5.20%, 01/26/31 (Call 01/26/26)(b)	200	192,000
St. Marys Cement Inc. Canada, 5.75%, 01/28/27 (Call 10/28/26)(b)	200	225,412
StoneCo Ltd., 3.95%, 06/16/28 (Call 05/16/28)(b)	200	178,350
Suzano Austria GmbH
3.13%, 01/15/32 (Call 10/15/31)	350	329,875
3.75%, 01/15/31 (Call 10/15/30)	500	498,750
5.00%, 01/15/30 (Call 10/15/29)	400	428,120
6.00%, 01/15/29 (Call 10/15/28)	400	457,120
7.00%, 03/16/47 (Call 09/16/46)(b)	200	250,460
Ultrapar International SA
5.25%, 10/06/26(b)	200	212,975
5.25%, 06/06/29(b)(c)	200	206,225
Unigel Luxembourg SA, 8.75%, 10/01/26 (Call 10/01/22)(b)	200	212,600
Usiminas International Sarl, 5.88%, 07/18/26 (Call 07/18/23)(b)	200	209,600
Vale Overseas Ltd.
3.75%, 07/08/30 (Call 04/08/30)	400	408,000
6.25%, 08/10/26	400	464,325
6.88%, 11/21/36	400	521,500
6.88%, 11/10/39(c)	250	329,734
Vale SA, 5.63%, 09/11/42(c)	200	237,280
XP Inc., 3.25%, 07/01/26 (Call 06/01/26)(b)	200	190,975

		28,042,150

Burkina Faso — 0.1%
Endeavour Mining PLC, 5.00%, 10/14/26 (Call 10/14/23)(g)	400	402,980

Chile — 4.1%
AES Andes SA., 7.13%, 03/26/79 (Call 04/07/24)(b)(i)	600	625,800
Alfa Desarrollo SpA, 4.55%, 09/27/51 (Call 03/27/51)(g)	1,000	973,350
Antofagasta PLC, 2.38%, 10/14/30 (Call 07/14/30)(b)	400	376,075
Banco de Credito e Inversiones SA
2.88%, 10/14/31 (Call 07/14/31)(g)	200	195,800
3.50%, 10/12/27(b)(c)	800	849,400
4.00%, 02/11/23(b)	200	207,413
Banco Santander Chile
2.70%, 01/10/25 (Call 12/10/24)(b)(c)	600	616,260
3.18%, 10/26/31 (Call 07/28/31)(g)	400	399,800

Security	Par (000)	Value

Chile (continued)
Celulosa Arauco y Constitucion SA
4.20%, 01/29/30 (Call 10/29/29)(b)(c)	$400	$423,880
4.25%, 04/30/29 (Call 01/30/29)(b)	600	636,187
4.50%, 08/01/24 (Call 05/01/24)	400	425,575
5.15%, 01/29/50 (Call 07/29/49)(b)	400	444,130
5.50%, 04/30/49 (Call 10/30/48)(b)	400	458,500
Cencosud SA
4.38%, 07/17/27 (Call 04/17/27)(b)	1,200	1,271,550
5.15%, 02/12/25 (Call 11/12/24)(b)(c)	200	217,663
Colbun SA
3.15%, 03/06/30 (Call 12/06/29)(b)	600	602,175
3.15%, 01/19/32 (Call 10/19/31)(g)	400	394,000
3.95%, 10/11/27 (Call 07/11/27)(b)	400	426,200
Empresa Electrica Guacolda SA, 4.56%, 04/30/25 (Call 01/30/25)(b)(c)	400	250,375
Empresa Nacional de Telecomunicaciones SA
3.05%, 09/14/32 (Call 06/14/32)(g)	600	582,937
4.75%, 08/01/26 (Call 05/03/26)(b)	600	648,000
Enel Americas SA, 4.00%, 10/25/26 (Call 07/25/26)(c)	500	532,662
Enel Chile SA, 4.88%, 06/12/28 (Call 03/12/28)	800	899,200
EnfraGen Energia Sur SA, 5.38%, 12/30/30 (Call 12/30/25)(b)	800	767,008
Engie Energia Chile SA, 3.40%, 01/28/30 (Call 10/28/29)(b)	400	399,700
Falabella SA, 3.38%, 01/15/32 (Call 10/15/31)(g)	600	594,000
GNL Quintero SA, 4.63%, 07/31/29(b)	941	1,007,790
Interchile SA, 4.50%, 06/30/56 (Call 12/30/55)(g)	1,000	1,049,800
Inversiones CMPC SA
3.00%, 04/06/31 (Call 01/06/31)(b)	400	388,250
3.85%, 01/13/30 (Call 10/13/29)(b)	400	413,250
4.38%, 04/04/27(b)	600	650,550
4.75%, 09/15/24 (Call 06/15/24)(b)	400	427,188
Inversiones CMPC SA/Cayman Islands Branch, 4.38%, 05/15/23 (Call 02/15/23)(b)(c)	400	412,700
Kenbourne Invest SA, 6.88%, 11/26/24 (Call 11/29/21)(b)	400	418,000
NagaCorp Ltd., 7.95%, 07/06/24 (Call 07/06/22)(b)	400	399,575
Sociedad Quimica y Minera de Chile SA, 3.50%, 09/10/51 (Call 03/10/51)(c)(g)	600	583,209
VTR Comunicaciones SpA, 5.13%, 01/15/28 (Call 07/15/23)(b)(c)	400	415,575
VTR Finance NV, 6.38%, 07/15/28 (Call 07/15/23)(b)	600	638,250

		21,021,777

China — 7.5%
Agile Group Holdings Ltd., 8.38%, (Call 12/04/23)(b)(h)(i)	200	116,000
Agricultural Bank of China Ltd./Hong Kong, 0.70%, 06/17/24(b)	200	198,176
Agricultural Bank of China Ltd./New York, 0.85%, 01/19/24(b)	200	199,094
Alibaba Group Holding Ltd.
2.13%, 02/09/31 (Call 11/09/30)(c)	200	191,748
2.70%, 02/09/41 (Call 08/09/40)	200	185,404
3.25%, 02/09/61 (Call 08/09/60)(c)	400	380,320
3.40%, 12/06/27 (Call 09/06/27)	500	529,740
3.60%, 11/28/24 (Call 08/28/24)(c)	400	425,200
4.00%, 12/06/37 (Call 06/06/37)	200	216,037
4.20%, 12/06/47 (Call 06/06/47)	400	443,662
Amipeace Ltd., 2.50%, 12/05/24(b)	600	620,394
Baidu Inc.
2.38%, 08/23/31 (Call 05/23/31)(c)	200	190,500
3.08%, 04/07/25 (Call 03/07/25)	400	415,352
4.13%, 06/30/25	200	216,037
Bank of China Ltd., 5.00%, 11/13/24(b)	400	437,620

24	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2021	iShares® J.P. Morgan EM Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

China (continued)
Bank of China Ltd./Hong Kong
0.96%, 03/08/23, (3 mo. LIBOR US + 0.850%)(b)(i)	$200	$200,848
3.88%, 06/30/25(b)	200	215,473
Bank of Communications Co. Ltd., 3.80%, (Call 11/18/25)(b)(h)(i)	600	621,937
Bank of Communications Co. Ltd./Hong Kong, 0.97%, 05/17/23, (3 mo. LIBOR US + 0.85%)(b)(i)	200	200,788
Bluestar Finance Holdings Ltd., 3.88%, (Call 06/24/23)(b)(h)(i)	200	202,160
Bocom International Blossom Ltd.Co., 1.75%, 06/28/26(b)	200	197,028
Bocom Leasing Management Hong Kong Co. Ltd., 1.19%, 12/10/24, (3 mo. LIBOR US + 1.075%)(b)(i)	400	398,700
CCBL Cayman 1 Corp. Ltd., 1.99%, 07/21/25(b)	200	199,620
CCCI Treasure Ltd., 3.43%, (Call 11/21/24)(b)(h)(i)	200	202,563
CDBL Funding 2, 2.00%, 03/04/26(b)	200	198,150
Central Plaza Development Ltd., 4.65%, 01/19/26 (Call 10/19/25)(b)	200	186,600
Chalco HK Investment Co., 2.10%, 07/28/26 (Call 06/28/26)(b)	200	196,122
China Cinda 2020 I Management Ltd.
2.50%, 03/18/25 (Call 02/18/25)(b)	200	198,538
3.00%, 01/20/31 (Call 10/20/30)(b)	200	192,225
China Cinda Finance 2015 I Ltd., 4.25%, 04/23/25(b)	600	631,237
China Cinda Finance 2017 I Ltd.
3.88%, 02/08/23(b)	200	204,596
4.75%, 02/21/29(b)	200	219,100
China Construction Bank Corp., 4.25%, 02/27/29 (Call 02/27/24)(b)(i)	600	634,452
China Construction Bank Corp./Hong Kong, 1.25%, 08/04/25(b)	400	394,532
China Everbright Bank Co. Ltd./Hong Kong, 0.93%, 03/11/24(b)	200	198,848
China Everbright Bank Co. Ltd./Luxembourg, 0.83%, 09/14/24(b)	200	198,048
China Evergrande Group
7.50%, 06/28/23 (Call 11/29/21)(b)(d)(e)	400	96,752
8.75%, 06/28/25 (Call 11/29/21)(b)(d)(e)	400	96,000
10.50%, 04/11/24 (Call 04/11/22)(b)(d)(e)	200	49,500
China Great Wall International Holdings V Ltd., 2.38%, 08/18/30(b)	200	184,100
China Mengniu Dairy Co. Ltd., 1.88%, 06/17/25 (Call 05/17/25)(b)	200	198,874
China Minsheng Banking Corp. Ltd./Hong Kong, 1.17%, 03/09/23, (3 mo. LIBOR US + 1.050%)(b)(i)	200	200,013
China Overseas Finance Cayman VI Ltd.
5.95%, 05/08/24(b)	400	440,200
6.45%, 06/11/34(b)	200	261,850
China Overseas Finance Cayman VII Ltd., 4.25%, 04/26/23(b)	200	207,408
China Overseas Finance Cayman VIII Ltd., 2.75%, 03/02/30(b)	200	196,913
China Resources Land Ltd.
3.75%, (Call 12/09/24)(b)(h)(i)	200	205,312
4.13%, 02/26/29(b)	200	215,975
China SCE Group Holdings Ltd., 7.38%, 04/09/24 (Call 04/09/22)(b)	200	173,500
China State Construction Finance Cayman Ltd., 6.00%, (Call 12/03/21)(b)(h)(i)	200	200,725
CICC Hong Kong Finance 2016 MTN Ltd., 1.63%, 01/26/24(b)	400	398,496
CIFI Holdings Group Co. Ltd., 6.00%, 07/16/25 (Call 01/16/23)(b)	400	387,125

Security	Par (000)	Value

China (continued)
CITIC Ltd.
2.85%, 02/25/30(b)	$200	$203,100
3.88%, 02/28/27(b)	200	214,100
CMB International Leasing Management Ltd., 1.88%, 08/12/25(b)	400	394,450
CMHI Finance BVI Co. Ltd.
3.50%, (Call 10/09/23)(b)(h)(i)	200	203,913
4.38%, 08/06/23(b)	200	209,606
CNOOC Finance 2013 Ltd.
2.88%, 09/30/29 (Call 06/30/29)(c)	200	205,162
3.00%, 05/09/23	200	205,412
CNOOC Finance 2014 ULC, 4.25%, 04/30/24	600	642,675
CNOOC Finance 2015 USA LLC
3.50%, 05/05/25(c)	200	211,100
4.38%, 05/02/28	200	223,162
CNOOC Petroleum North America ULC
5.88%, 03/10/35	100	123,394
6.40%, 05/15/37	375	499,172
7.50%, 07/30/39	250	374,012
CNPC General Capital Ltd., 3.40%, 04/16/23(b)	200	206,975
Contemporary Ruiding Development Ltd., 1.88%, 09/17/25 (Call 08/17/25)(b)	400	399,380
COSL Singapore Capital Ltd., 4.50%, 07/30/25(b)	200	215,422
Country Garden Holdings Co. Ltd.
3.13%, 10/22/25 (Call 09/22/25)(b)	200	185,500
3.30%, 01/12/31 (Call 10/12/30)(b)	200	180,000
4.20%, 02/06/26 (Call 02/06/24)(b)	400	378,000
5.40%, 05/27/25 (Call 05/27/23)(b)	200	196,500
7.25%, 04/08/26 (Call 04/08/23)(b)	400	409,000
CRCC Yuxiang Ltd., 3.50%, 05/16/23(b)	200	206,224
CSCIF Asia Ltd., 1.13%, 06/10/24(b)	200	199,063
Easy Tactic Ltd., 5.88%, 02/13/23 (Call 11/29/21)(b)	200	118,000
ENN Clean Energy International Investment Ltd., 3.38%, 05/12/26 (Call 05/12/24)(b)	200	197,834
ENN Energy Holdings Ltd., 2.63%, 09/17/30 (Call 06/17/30)(b)	200	196,975
Fortune Star BVI Ltd., 5.95%, 10/19/25 (Call 10/19/23)(b)	200	199,500
Franshion Brilliant Ltd.
4.00%, (Call 01/03/23)(b)(h)(i)	200	195,913
6.00%, (Call 02/08/26)(b)(h)(i)	200	200,063
GLP China Holdings Ltd., 2.95%, 03/29/26(b)	200	198,472
Haidilao International Holding Ltd., 2.15%, 01/14/26(b)	200	190,024
Huarong Finance 2017 Co. Ltd.
4.25%, 11/07/27(b)	200	189,563
4.50%, (Call 01/24/22)(b)(h)(i)	200	195,500
4.75%, 04/27/27(b)	400	390,125
Huarong Finance 2019 Co. Ltd.
3.38%, 02/24/30 (Call 11/28/29)(b)	200	177,563
3.75%, 05/29/24(b)	400	387,752
4.50%, 05/29/29(b)	200	190,063
Huarong Finance II Co. Ltd., 5.50%, 01/16/25(b)	400	402,125
ICBCIL Finance Co. Ltd., 3.75%, 03/05/24(b)	400	420,200
Industrial & Commercial Bank of China Ltd./London, 0.97%, 10/25/23, (3 mo. LIBOR US + 0.850%)(b)(i)	400	402,708
Industrial & Commercial Bank of China Ltd./Singapore
0.95%, 04/25/24, (3 mo. LIBOR US + 0.830%)(b)(i)	600	604,482
1.20%, 09/09/25(b)	200	196,532
Industrial & Commercial Bank of China Macau Ltd., 2.88%, 09/12/29 (Call 09/12/24)(b)(i)	600	616,987
Industrial Bank Co. Ltd./Hong Kong, 0.88%, 06/10/24(b)	400	396,580
Inventive Global Investments Ltd., 1.65%, 09/03/25(b)	200	197,250

S C H E D U L E O F I N V E S T M E N T S	25

Schedule of Investments (continued) October 31, 2021	iShares® J.P. Morgan EM Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value
China (continued)
JD.com Inc., 3.88%, 04/29/26	$200	$214,412
Joy Treasure Assets Holdings Inc., 3.50%, 09/24/29 (Call 06/24/29)(b)	400	397,556
Kaisa Group Holdings Ltd.
9.38%, 06/30/24 (Call 11/29/21)(b)	200	56,000
10.50%, 01/15/25 (Call 01/15/23)(b)	200	58,000
10.88%, 07/23/23 (Call 11/29/21)(b)	200	60,000
11.25%, 04/16/25 (Call 04/16/23)(b)	200	63,000
11.70%, 11/11/25 (Call 11/11/23)(b)	200	56,000
Legend Fortune Ltd., 1.38%, 06/02/24(b)	200	198,878
Lenovo Group Ltd.
3.42%, 11/02/30 (Call 08/02/30)(b)	200	206,475
4.75%, 03/29/23(b)	200	208,725
Longfor Group Holdings Ltd., 3.95%, 09/16/29(b)	200	205,412
MCC Holding Hong Kong Corp. Ltd., 2.95%, (Call 04/20/24)(b)(h)(i)	200	201,563
Meituan
2.13%, 10/28/25 (Call 09/28/25)(b)	200	192,920
3.05%, 10/28/30 (Call 07/28/30)(b)	200	185,288
Pioneer Reward Ltd., 1.30%, 04/09/24(b)	200	199,375
Poly Real Estate Finance Ltd., 3.88%, 03/25/24(b)	200	206,475
Prosus NV, 4.85%, 07/06/27 (Call 04/06/27)(b)	600	675,000
RKPF Overseas 2020 A Ltd., 5.20%, 01/12/26 (Call 01/12/24)(b)	200	173,000
Scenery Journey Ltd., 13.75%, 11/06/23 (Call 11/29/21)(b)(d)(e)	200	43,500
SF Holding Investment Ltd., 2.88%, 02/20/30(b)	200	199,984
Shanghai Port Group BVI Development 2 Co. Ltd., 2.38%, 07/13/30 (Call 04/13/30)(b)	400	395,928
Shimao Group Holdings Ltd., 5.60%, 07/15/26 (Call 07/15/23)(b)	600	552,300
Shui On Development Holding Ltd.
5.75%, 11/12/23 (Call 11/29/21)(b)	200	193,063
6.15%, 08/24/24 (Call 08/24/22)(b)	200	190,563
Sino-Ocean Land Treasure Finance II Ltd., 5.95%, 02/04/27(b)	200	198,600
Sino-Ocean Land Treasure IV Ltd., 4.75%, 08/05/29 (Call 05/05/29)(b)	200	184,850
Sinopec Capital 2013 Ltd., 3.13%, 04/24/23(b)	400	411,580
State Elite Global Ltd., 0.89%, 10/24/24, (3 mo. LIBOR US + 0.770%)(b)(i)	200	199,938
Sunac China Holdings Ltd.
5.95%, 04/26/24 (Call 01/26/23)(b)	400	290,000
6.50%, 01/10/25 (Call 01/10/23)(b)	400	280,000
Tencent Holdings Ltd.
1.81%, 01/26/26 (Call 12/26/25)(b)(c)	400	400,450
2.39%, 06/03/30 (Call 03/03/30)(b)(c)	400	389,320
2.88%, 04/22/31 (Call 01/22/31)(b)	200	202,938
3.24%, 06/03/50 (Call 12/03/49)(b)	200	190,910
3.58%, 04/11/26 (Call 02/11/26)(b)	200	214,100
3.60%, 01/19/28 (Call 10/19/27)(b)(c)	300	319,050
3.68%, 04/22/41 (Call 10/22/40)(g)	200	207,600
3.68%, 04/22/41 (Call 10/22/40)(b)	200	207,600
3.93%, 01/19/38 (Call 07/19/37)(b)(c)	200	213,412
3.94%, 04/22/61 (Call 10/22/60)(g)	200	213,162
3.98%, 04/11/29 (Call 01/11/29)(b)	600	653,925
4.53%, 04/11/49 (Call 10/11/48)(b)	200	235,162
Times China Holdings Ltd., 5.55%, 06/04/24 (Call 06/04/23)(b)	200	157,000
Vanke Real Estate Hong Kong Co. Ltd. 4.15%, 04/18/23(b)	200	205,787

Security	Par (000)	Value
China (continued)
4.20%, 06/07/24(b)	$400	$419,700
Vigorous Champion International Ltd., 2.75%, 06/02/25(b)	200	199,412
Weibo Corp., 3.38%, 07/08/30 (Call 04/08/30)	200	197,600
Well Hope Development Ltd., 3.88%, (Call 10/19/22)(b)(h)(i)	200	203,000
West China Cement Ltd. Co., 4.95%, 07/08/26 (Call 07/08/24)(b)	200	193,563
Westwood Group Holdings Ltd., 2.80%, 01/20/26(b)	200	193,140
Xiaomi Best Time International Ltd., 3.38%, 04/29/30 (Call 01/29/30)(b)	200	206,162
Yancoal International Resources Development Co. Ltd., 3.50%, 11/04/23(b)	200	201,163
Yuzhou Group Holdings Co. Ltd., 7.38%, 01/13/26 (Call 01/13/24)(b)	200	82,000

		39,123,666

Colombia — 4.1%
AI Candelaria Spain SLU, 5.75%, 06/15/33 (Call 06/15/28)(b)	650	630,500
Banco Davivienda SA, 6.65%, (Call 04/22/31)(b)(h)(i)	400	417,325
Banco de Bogota SA
4.38%, 08/03/27 (Call 05/03/27)(b)(c)	550	572,275
5.38%, 02/19/23(b)(c)	400	413,760
6.25%, 05/12/26(b)	1,000	1,090,000
Bancolombia SA
3.00%, 01/29/25 (Call 12/29/24)(c)	1,000	1,007,375
4.63%, 12/18/29 (Call 12/18/24)(c)(i)	400	409,000
4.88%, 10/18/27 (Call 10/18/22)(i)	600	604,800
Colombia Telecomunicaciones SA ESP, 4.95%, 07/17/30 (Call 04/17/30)(b)	400	410,075
Ecopetrol SA
4.13%, 01/16/25(c)	1,183	1,223,813
5.38%, 06/26/26 (Call 03/26/26)	1,285	1,389,647
5.88%, 09/18/23	1,450	1,554,726
5.88%, 05/28/45(c)	1,650	1,664,437
6.88%, 04/29/30 (Call 01/29/30)(c)	1,900	2,189,750
7.38%, 09/18/43	925	1,074,330
Geopark Ltd., 5.50%, 01/17/27 (Call 01/17/24)(b)	400	397,450
Grupo Aval Ltd., 4.38%, 02/04/30 (Call 11/04/29)(b)	1,000	974,375
Grupo de Inversiones Suramericana SA, 5.50%, 04/29/26 (Call 01/29/26)(b)	600	648,675
Millicom International Cellular SA
4.50%, 04/27/31 (Call 04/27/26)(b)	400	409,625
6.25%, 03/25/29 (Call 03/25/24)(b)	720	783,585
Oleoducto Central SA, 4.00%, 07/14/27 (Call 05/14/27)(b)	600	613,238
Promigas SA ESP/Gases del Pacifico SAC, 3.75%, 10/16/29 (Call 07/16/29)(b)(c)	400	398,125
Sierracol Energy Andina Co., 6.00%, 06/15/28 (Call 06/15/24)(b)	400	392,825
SURA Asset Management SA, 4.88%, 04/17/24(b)	600	643,613
Termocandelaria Power Ltd., 7.88%, 01/30/29 (Call 01/30/23)(b)(c)	555	572,448
Transportadora de Gas Internacional SA ESP, 5.55%, 11/01/28 (Call 08/01/28)(b)(c)	600	673,237

		21,159,009

Congo, The Democratic Republic — 0.2%
HTA Group Ltd./Mauritius, 7.00%, 12/18/25 (Call 06/18/22)(b)	800	832,650

Ghana — 0.6%
Kosmos Energy Ltd., 7.13%, 04/04/26 (Call 04/04/22)(b)	600	594,000
Tullow Oil PLC
7.00%, 03/01/25 (Call 11/29/21)(b)(c)	600	525,000
10.25%, 05/15/26 (Call 05/06/23)(g)	1,200	1,258,500

26	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2021	iShares® J.P. Morgan EM Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Ghana (continued)
10.25%, 05/15/26 (Call 05/06/23)(b)(c)	$600	$629,250

		3,006,750

Guatemala — 0.3%
Central American Bottling Corp., 5.75%, 01/31/27 (Call 01/31/22)(b)	700	723,756
Investment Energy Resources Ltd., 6.25%, 04/26/29 (Call 04/26/25)(b)	600	639,000

		1,362,756

Hong Kong — 4.9%
AIA Group Ltd.
2.70%, (Call 04/07/26)(b)(h)(i)	400	399,625
3.20%, 03/11/25 (Call 12/11/24)(b)	200	209,350
3.20%, 09/16/40 (Call 03/16/40)(b)	600	611,362
3.38%, 04/07/30 (Call 01/07/30)(b)	400	430,075
3.60%, 04/09/29 (Call 01/09/29)(b)	400	435,825
3.90%, 04/06/28 (Call 01/06/28)(b)(c)	200	219,600
4.50%, 03/16/46 (Call 09/16/45)(b)	400	500,700
Bank of China Hong Kong Ltd., 5.90%, (Call 09/14/23)(b)(h)(i)	1,000	1,065,312
Bank of Communication, 2.30%, 07/08/31 (Call 07/08/26)(b)(i)	250	243,991
Bank of Communications Hong Kong Ltd., 3.73%, (Call 03/03/25)(b)(h)(i)	250	255,391
Bank of East Asia Ltd. (The)
4.00%, 11/03/26 (Call 11/03/21)(b)(i)	600	600,030
4.00%, 05/29/30 (Call 05/29/25)(b)(i)	250	258,562
5.83%, (Call 10/21/25)(b)(h)(i)	250	261,016
5.88%, (Call 09/19/24)(b)(h)(i)	250	260,047
CAS Capital No. 1 Ltd., 4.00%, (Call 07/12/26)(b)(h)(i)	400	401,125
Castle Peak Power Finance Co. Ltd., 3.25%, 07/25/27(b)	200	213,475
Cathay Pacific MTN Financing HK Ltd., 4.88%, 08/17/26(b)	400	396,700
Celestial Dynasty Ltd., 4.25%, 06/27/29(b)	400	403,950
Celestial Miles Ltd., 5.75%, (Call 01/31/24)(b)(h)(i)	200	206,412
China Citic Bank, 3.25%, (Call 07/29/26)(b)(h)(i)	250	251,016
China CITIC Bank International Ltd.
4.63%, 02/28/29 (Call 02/28/24)(b)(i)	250	262,000
7.10%, (Call 11/06/23)(b)(h)(i)	200	215,062
CK Hutchison International 16 Ltd., 2.75%, 10/03/26(b)	200	209,516
CK Hutchison International 17 II Ltd., 3.25%, 09/29/27(b)	200	213,466
CK Hutchison International 17 Ltd., 3.50%, 04/05/27(b)	200	215,225
CK Hutchison International 19 II Ltd., 2.75%, 09/06/29 (Call 06/06/29)(b)	200	206,250
CK Hutchison International 19 Ltd.
3.25%, 04/11/24 (Call 03/11/24)(b)(c)	600	632,130
3.38%, 09/06/49 (Call 03/06/49)(b)	200	217,100
3.63%, 04/11/29 (Call 01/11/29)(b)(c)	400	437,736
CK Hutchison International 20 Ltd.
2.50%, 05/08/30 (Call 02/08/30)(b)	800	807,224
3.38%, 05/08/50 (Call 11/08/49)(b)	200	216,502
CK Hutchison International 21 Co.
1.50%, 04/15/26 (Call 03/15/26)(b)(c)	200	198,406
2.50%, 04/15/31 (Call 01/15/31)(b)(c)	400	402,440
3.13%, 04/15/41 (Call 10/15/40)(b)	200	206,210
CLP Power HK Finance Ltd., 3.55%, (Call 02/06/25)(b)(h)(i)	200	205,037
CLP Power Hong Kong Financing Ltd., 2.13%, 06/30/30(b)	200	195,913
Elect Global Investments Ltd.
4.10%, (Call 06/03/25)(b)(h)(i)	200	201,475
4.85%, (Call 08/25/23)(b)(h)	200	201,563
FWD Group Ltd.
0.00%, (Call 06/15/22)(b)(h)(i)(k)	200	190,788
5.75%, 07/09/24(b)	400	408,575
6.38%, (Call 09/13/24)(b)(h)(i)	200	201,538

Security	Par (000)	Value
Hong Kong (continued)
Henderson Land MTN Ltd., 2.38%, 05/27/25(b)	$200	$197,850
HKT Capital No. 4 Ltd., 3.00%, 07/14/26(b)	400	416,450
HKT Capital No. 5 Ltd., 3.25%, 09/30/29(b)	200	209,787
Hong Kong Land Holding Co., 2.25%, 07/15/31 (Call 04/15/31)(b)	200	195,446
Hongkong Electric Finance Ltd.
1.88%, 08/27/30 (Call 02/27/30)(b)	200	191,663
2.25%, 06/09/30 (Call 12/09/29)(b)	200	198,288
2.88%, 05/03/26(b)	200	208,975
Hongkong Land Finance Cayman Islands Co. Ltd. (The), 2.88%, 05/27/30 (Call 02/27/30)(b)	400	412,575
HPHT Finance 21 Ltd., 2.00%, 03/19/26 (Call 02/19/26)(b)	200	199,700
Hutchison Whampoa International 14 Ltd., 3.63%, 10/31/24(b)	600	643,987
Hutchison Whampoa International Ltd., 7.45%, 11/24/33(b)	100	148,106
Hysan MTN Ltd., 2.82%, 09/04/29(b)	200	203,600
IFC Development Corporate Treasury Ltd., 3.63%, 04/17/29(b)	200	214,662
JMH Co. Ltd., 2.50%, 04/09/31 (Call 01/09/31)(b)	400	396,480
Li & Fung Ltd.
4.38%, 10/04/24 (Call 09/04/24)(b)	200	203,163
4.50%, 08/18/25 (Call 07/18/25)(b)	200	204,538
5.25%, (Call 05/03/22)(b)(h)	200	137,725
Link Finance Cayman 2009 Ltd. (The), 3.60%, 09/03/24(b)	200	211,350
MTR Corp. Ltd., 1.63%, 08/19/30(b)	600	577,425
Nan Fung Treasury Ltd.
3.63%, 08/27/30(b)	200	199,780
5.00%, 09/05/28(b)	200	218,850
Nanyang Commercial Bank Ltd.
3.80%, 11/20/29 (Call 11/20/24)(b)(i)	250	256,687
5.00%, (Call 06/02/22)(b)(h)(i)	350	354,266
New World China Land Ltd., 4.75%, 01/23/27(b)	200	208,412
NWD Finance BVI Ltd.
4.13%, (Call 03/10/28)(b)(h)(i)	200	195,500
4.80%, (Call 09/09/23)(b)(h)	200	194,725
5.25%, (Call 03/22/26)(b)(h)(i)	400	414,575
6.25%, (Call 03/07/24)(b)(h)	400	409,325
NWD MTN Ltd.
4.13%, 07/18/29(b)	400	400,450
4.50%, 05/19/30(b)	400	405,700
Panther Ventures Ltd., 3.50%, (Call 12/22/23)(b)(h)	200	187,788
PCCW-HKT Capital No. 5 Ltd., 3.75%, 03/08/23(b)	200	206,975
PCPD Capital Ltd., 5.13%, 06/18/26 (Call 06/18/24)(b)	400	395,725
Phoenix Lead Ltd., 4.85%, (Call 08/23/22)(b)(h)	200	199,913
Seaspan Corp., 5.50%, 08/01/29 (Call 08/01/24)(b)	200	201,982
Sun Hung Kai Properties Capital Market Ltd.
2.75%, 05/13/30 (Call 02/13/30)(b)	200	203,163
2.88%, 01/21/30(b)	200	205,162
3.75%, 02/25/29(b)	200	216,975
Swire Pacific MTN Financing HK Ltd., 2.88%, 01/30/30 (Call 10/30/29)(b)	200	206,162
Swire Pacific MTN Financing Ltd., 4.50%, 10/09/23(b)	200	212,725
Swire Properties MTN Financing Ltd.
3.50%, 01/10/28(b)	200	214,037
3.63%, 01/13/26(b)	200	213,287
Wharf REIC Finance BVI Ltd., 3.50%, 01/17/28(b)	200	210,975
Wheelock MTN BVI Ltd., 2.38%, 01/25/26(b)	200	196,913

		25,169,542

India — 4.5%
ABJA Investment Co. Pte Ltd. 5.45%, 01/24/28(b)	600	663,000

S C H E D U L E O F I N V E S T M E N T S	27

Schedule of Investments (continued) October 31, 2021	iShares® J.P. Morgan EM Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value
India (continued)
5.95%, 07/31/24(b)	$400	$436,000
Adani Electricity Mumbai Ltd., 3.95%, 02/12/30(b)	400	396,825
Adani Green Energy Ltd.
4.38%, 09/08/24(g)	200	202,500
4.38%, 09/08/24(b)	200	202,500
Adani Green Energy UP Ltd./Prayatna Developers Pvt Ltd./Parampujya Solar Energy, 6.25%, 12/10/24(b)	200	214,287
Adani Ports & Special Economic Zone Ltd.
3.10%, 02/02/31(b)	200	189,600
3.38%, 07/24/24(b)	200	207,100
4.00%, 07/30/27 (Call 06/30/27)(b)	400	411,968
4.20%, 08/04/27 (Call 02/04/27)(b)	400	413,700
4.38%, 07/03/29(b)	200	209,100
Adani Transmission Ltd., 4.00%, 08/03/26(b)	400	421,575
Axis Bank Ltd./Gift City, 4.10%, (Call 09/08/26)(g)(h)(i)	200	197,063
Bharat Petroleum Corp. Ltd., 4.00%, 05/08/25(b)	200	209,537
Bharti Airtel International Netherlands BV, 5.35%, 05/20/24(b)	600	650,175
Bharti Airtel Ltd.
3.25%, 06/03/31 (Call 03/05/31)(b)	400	398,060
4.38%, 06/10/25(b)	600	639,862
BPRL International Singapore Pte Ltd., 4.38%, 01/18/27(b)	400	420,950
Continuum Energy Levanter Pte Ltd., 4.50%, 02/09/27 (Call 02/09/24)(b)	397	406,057
Delhi International Airport Ltd., 6.13%, 10/31/26(b)	400	402,200
Future Retail Ltd., 5.60%, 01/22/25 (Call 01/22/23)(b)	200	119,000
Greenko Dutch BV, 3.85%, 03/29/26 (Call 03/29/23)(b)	394	396,462
Greenko Solar Mauritius Ltd.
5.55%, 01/29/25 (Call 12/13/21)(b)	400	407,500
5.95%, 07/29/26 (Call 07/29/22)(b)	400	421,625
HCL America Inc., 1.38%, 03/10/26 (Call 02/10/26)(b)	200	195,788
HDFC Bank Ltd., 3.70%, (Call 08/25/26)(g)(h)(i)	400	397,000
Hindustan Petroleum Corp. Ltd., 4.00%, 07/12/27(b)	200	209,725
ICICI Bank Ltd./Dubai, 4.00%, 03/18/26(b)	450	481,162
Indian Oil Corp. Ltd., 4.75%, 01/16/24(b)	600	639,675
Indian Railway Finance Corp. Ltd.
2.80%, 02/10/31(b)(c)	400	385,392
3.25%, 02/13/30(b)	200	202,400
3.73%, 03/29/24(b)	200	209,850
3.84%, 12/13/27(b)	200	213,350
JSW Hydro Energy Ltd.
4.13%, 05/18/31 (Call 05/18/26)(g)	200	199,813
4.13%, 05/18/31 (Call 05/18/26)(b)	200	199,813
JSW Steel Ltd.
3.95%, 04/05/27 (Call 10/05/26)(g)	200	201,250
5.05%, 04/05/32 (Call 10/05/31)(g)	200	201,500
Network i2i Ltd.
3.98%, (Call 03/03/26)(b)(h)(i)	200	201,475
5.65%, (Call 01/15/25)(b)(h)(i)	200	211,350
NTPC Ltd.
4.25%, 02/26/26(b)	200	213,975
4.38%, 11/26/24(b)	200	214,600
Oil India International Pte Ltd., 4.00%, 04/21/27(b)	200	209,475
Oil India Ltd.
5.13%, 02/04/29(b)	200	222,850
5.38%, 04/17/24(b)	400	434,325
ONGC Videsh Ltd., 4.63%, 07/15/24(b)	400	429,700
ONGC Videsh Vankorneft Pte Ltd., 3.75%, 07/27/26(b)	400	419,200
Periama Holdings LLC/DE, 5.95%, 04/19/26(b)	600	648,750
Power Finance Corp. Ltd. 3.35%, 05/16/31(b)	200	197,274

Security	Par (000)	Value
India (continued)
3.95%, 04/23/30(b)(c)	$400	$412,075
4.50%, 06/18/29(b)	400	425,825
REC Ltd.
2.25%, 09/01/26(b)	200	195,246
3.38%, 07/25/24(b)	400	414,450
5.25%, 11/13/23(b)	400	426,950
Reliance Industries Ltd.
3.67%, 11/30/27(b)	500	535,875
4.13%, 01/28/25(b)(c)	250	268,250
4.88%, 02/10/45(b)	250	313,172
6.25%, 10/19/40(b)(c)	250	354,109
ReNew Power Synthetic, 6.67%, 03/12/24 (Call 11/29/21)(b)	200	208,975
ReNew Wind Energy AP2/ReNew Power Pvt Ltd. other 9 Subsidiaries, 4.50%, 07/14/28 (Call 10/14/23)(b)	200	203,312
Shriram Transport Finance Co. Ltd., 4.40%, 03/13/24(b)	200	200,250
State Bank of India/London
1.80%, 07/13/26(b)	400	392,604
4.38%, 01/24/24(b)	400	425,325
4.88%, 04/17/24(b)	400	431,700
Summit Digital Infrastructure, 2.88%, 08/12/31 (Call 08/12/30)(b)	200	191,496
Vedanta Resources Finance II PLC
8.95%, 03/11/25 (Call 09/11/24)(b)	600	606,000
9.25%, 04/23/26 (Call 04/23/23)(b)(c)	200	191,000
13.88%, 01/21/24 (Call 12/21/22)(b)	400	432,500
Vedanta Resources Ltd.
6.13%, 08/09/24 (Call 11/29/21)(b)	600	547,612
7.13%, 05/31/23(b)	200	193,125
Wipro IT Services LLC
1.50%, 06/23/26 (Call 05/23/26)(g)	200	196,938
1.50%, 06/23/26 (Call 05/23/26)(b)	200	196,938

		23,540,065

Indonesia — 2.6%
Adaro Indonesia PT, 4.25%, 10/31/24 (Call 10/31/22)(b)(c)	750	765,844
Bank Mandiri Persero Tbk PT
3.75%, 04/11/24(b)	200	210,038
4.75%, 05/13/25(b)	800	877,400
Bank Negara Indonesia Persero Tbk PT, 3.75%, 03/30/26(b)	400	405,169
Bank Rakyat Indonesia Persero Tbk PT
3.95%, 03/28/24(b)	700	739,671
4.63%, 07/20/23(b)	200	211,084
Cikarang Listrindo Tbk PT, 4.95%, 09/14/26 (Call 11/29/21)(b)	400	408,950
Indika Energy Capital III Pte Ltd., 5.88%, 11/09/24 (Call 11/29/21)(b)	450	455,991
Indika Energy Capital IV Pte Ltd., 8.25%, 10/22/25 (Call 10/22/22)(b)	750	795,000
Indofood CBP Sukses Makmur Tbk PT
3.40%, 06/09/31 (Call 12/09/30)(b)	1,000	995,110
4.75%, 06/09/51 (Call 12/09/50)(b)	600	607,566
LLPL Capital Pte Ltd., 6.88%, 02/04/39(b)	538	617,143
Medco Bell Pte Ltd., 6.38%, 01/30/27 (Call 01/30/24)(b)	600	612,000
Medco Oak Tree Pte Ltd., 7.38%, 05/14/26 (Call 05/14/23)(b)(c)	600	641,437
Medco Platinum Road Pte Ltd., 6.75%, 01/30/25 (Call 01/30/22)(b)	400	416,575
Minejesa Capital BV
4.63%, 08/10/30(b)	1,000	1,027,610
5.63%, 08/10/37(b)	800	841,000
Perusahaan Gas Negara Tbk PT, 5.13%, 05/16/24(b)	1,400	1,528,887
Saka Energi Indonesia PT, 4.45%, 05/05/24(b)	800	775,900

28	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2021	iShares® J.P. Morgan EM Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Indonesia (continued)
Star Energy Geothermal Darajat II/Star Energy Geothermal Salak, 4.85%, 10/14/38 (Call 10/14/29)(b)	$600	$664,612

		13,596,987

Israel — 3.5%
Bank Hapoalim BM, 3.26%, 01/21/32 (Call 01/21/27)(g)(i)	600	600,188
Bank Leumi Le-Israel BM, 3.28%, 01/29/31 (Call 01/29/26)(g)(i)	600	604,500
Energean Israel Finance Ltd.
4.50%, 03/30/24 (Call 12/30/23)(g)	400	406,920
4.88%, 03/30/26 (Call 12/30/25)(g)	500	507,500
5.38%, 03/30/28 (Call 09/30/27)(g)	600	607,200
5.88%, 03/30/31 (Call 09/30/30)(g)	400	405,000
ICL Group Ltd., 6.38%, 05/31/38 (Call 11/30/37)(g)	550	711,734
Israel Electric Corp. Ltd.
4.25%, 08/14/28(g)	800	890,150
6.88%, 06/21/23(b)	400	436,825
Series 6, 5.00%, 11/12/24(g)	1,000	1,098,312
Leviathan Bond Ltd.
5.75%, 06/30/23 (Call 03/30/23)(g)	300	309,713
6.13%, 06/30/25 (Call 03/30/25)(g)	450	483,975
6.50%, 06/30/27 (Call 12/30/26)(g)	500	544,156
6.75%, 06/30/30 (Call 12/30/29)(g)	425	465,609
Mizrahi Tefahot Bank Ltd., 3.08%, 04/07/31 (Call 04/07/26)(g)(i)	400	398,600
Playtika Holding Corp., 4.25%, 03/15/29 (Call 03/15/24)(b)	500	500,000
Teva Pharmaceutical Finance Co. LLC, 6.15%, 02/01/36(c)	650	695,734
Teva Pharmaceutical Finance Netherlands III BV
2.80%, 07/21/23	2,286	2,295,544
3.15%, 10/01/26(c)	2,601	2,444,940
4.10%, 10/01/46	1,540	1,264,294
6.00%, 04/15/24 (Call 01/15/24)	1,000	1,050,187
6.75%, 03/01/28 (Call 12/01/27)(c)	900	985,950
7.13%, 01/31/25 (Call 10/31/24)	600	641,064

		18,348,095

Jamaica — 0.6%
Digicel Group Holdings Ltd., 10.00%, (2.00% PIK), 04/01/24 (Call 11/15/21)(c)(j)	784	786,945
Digicel International Finance Ltd./Digicel international Holdings Ltd., 8.75%, 05/25/24 (Call 11/15/21)(b)	1,550	1,608,150
Digicel Ltd., 6.75%, 03/01/23 (Call 11/15/21)(b)(c)	600	581,250

		2,976,345

Jordan — 0.1%
Hikma Finance USA LLC, 3.25%, 07/09/25(b)	400	414,125

Kazakhstan — 0.4%
Tengizchevroil Finance Co. International Ltd.
2.63%, 08/15/25 (Call 05/15/25)(b)	600	608,505
3.25%, 08/15/30 (Call 02/15/30)(b)	600	600,900
4.00%, 08/15/26(b)	900	962,606

		2,172,011

Kuwait — 1.8%
Boubyan Sukuk Ltd., 2.59%, 02/18/25(b)	600	619,688
Burgan Bank SAK
2.75%, 12/15/31 (Call 09/15/26)(b)(i)	400	365,500
5.75%, (Call 07/09/24)(b)(h)(i)	400	405,825
Equate Petrochemical BV
2.63%, 04/28/28 (Call 01/28/28)(b)	400	398,625
4.25%, 11/03/26(b)	1,200	1,306,500
Equate Sukuk Spc Ltd., 3.94%, 02/21/24(b)	600	633,187

Security	Par (000)	Value
Kuwait (continued)
Kuwait Projects Co. SPC Ltd.
4.23%, 10/29/26(b)	$600	$566,363
4.50%, 02/23/27(b)	400	377,575
5.00%, 03/15/23(b)	400	398,400
MEGlobal Canada ULC
5.00%, 05/18/25(b)	1,000	1,093,937
5.88%, 05/18/30(b)	600	728,625
NBK SPC Ltd., 1.63%, 09/15/27 (Call 09/15/26)(g)(i)	800	785,760
NBK Tier 1 Financing 2 Ltd., 4.50%, (Call 08/27/25)(b)(h)(i)	600	615,300
NBK Tier 1 Financing Ltd., 3.63%, (Call 08/24/26)(b)(h)(i)	800	795,750
Warba Sukuk Ltd., 2.98%, 09/24/24(b)	400	417,825

		9,508,860

Luxembourg — 0.4%
Altice Financing SA
5.00%, 01/15/28 (Call 01/15/23)(b)	1,000	961,120
5.75%, 08/15/29 (Call 08/15/24)(g)	1,400	1,373,750

		2,334,870

Macau — 3.8%
Champion Path Holdings Ltd.
4.50%, 01/27/26 (Call 01/27/24)(b)	400	397,125
4.85%, 01/27/28 (Call 01/27/25)(b)	400	393,450
Melco Resorts Finance Ltd.
4.88%, 06/06/25 (Call 11/29/21)(b)(c)	1,004	988,501
5.25%, 04/26/26 (Call 04/26/22)(b)	400	394,950
5.38%, 12/04/29 (Call 12/04/24)(b)	1,000	982,062
5.63%, 07/17/27 (Call 07/17/22)(b)(c)	600	599,925
5.75%, 07/21/28 (Call 07/21/23)(b)(c)	800	792,000
MGM China Holdings Ltd.
4.75%, 02/01/27 (Call 02/01/24)(b)	600	574,200
5.25%, 06/18/25 (Call 06/18/22)(b)	400	393,825
5.38%, 05/15/24 (Call 11/08/21)(b)	800	799,400
5.88%, 05/15/26 (Call 05/15/22)(b)	800	798,650
Sands China Ltd.
2.30%, 03/08/27 (Call 02/08/27)(c)(g)	400	379,520
2.85%, 03/08/29 (Call 01/08/29)(g)	600	565,368
3.25%, 08/08/31 (Call 05/08/31)(g)	500	470,665
3.80%, 01/08/26 (Call 12/08/25)(l)	800	807,440
4.38%, 06/18/30 (Call 03/18/30)(l)	600	611,208
5.13%, 08/08/25 (Call 06/08/25)	1,800	1,913,220
5.40%, 08/08/28 (Call 05/08/28)(c)	1,800	1,955,700
Studio City Finance Ltd.
5.00%, 01/15/29 (Call 01/15/24)(b)	900	807,750
6.00%, 07/15/25 (Call 07/15/22)(b)	400	388,100
6.50%, 01/15/28 (Call 07/15/23)(b)	600	576,188
Wynn Macau Ltd.
4.88%, 10/01/24 (Call 11/29/21)(b)	400	378,075
5.13%, 12/15/29 (Call 12/15/24)(b)	800	716,000
5.50%, 01/15/26 (Call 06/15/22)(b)	1,000	941,750
5.50%, 10/01/27 (Call 10/01/22)(b)	800	746,250
5.63%, 08/26/28 (Call 08/26/23)(b)	1,200	1,109,556

		19,480,878

Malaysia — 1.5%
Axiata SPV2 Bhd
2.16%, 08/19/30 (Call 05/19/30)(b)	600	584,175
4.36%, 03/24/26(b)	400	439,575
Axiata SPV5 Labuan Ltd., 3.06%, 08/19/50 (Call 02/19/50)(b)	800	777,900
CIMB Bank Bhd, 0.90%, 10/09/24, (3 mo. LIBOR US + 0.780%)(b)(i)	600	602,925
Genm Capital Labuan Ltd., 3.88%, 04/19/31 (Call 01/19/31)(g)	800	782,900

S C H E D U L E O F I N V E S T M E N T S	29

Schedule of Investments (continued) October 31, 2021	iShares® J.P. Morgan EM Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Malaysia (continued)
Gohl Capital Ltd., 4.25%, 01/24/27(b)	$1,400	$1,450,137
Malayan Banking Bhd, 0.92%, 08/16/24, (3 mo. LIBOR US + 0.800%)(b)(i)	900	905,794
Parkway Pantai Ltd., 4.25%, (Call 07/27/22)(b)(h)(i)	400	401,200
RBH Bank, 1.66%, 06/29/26(b)	400	397,652
TNB Global Ventures Capital Bhd
3.24%, 10/19/26(b)	600	627,488
4.85%, 11/01/28(b)	800	923,650

		7,893,396

Mexico — 5.1%
Alfa SAB de CV
5.25%, 03/25/24 (Call 12/25/23)(b)	200	213,225
6.88%, 03/25/44 (Call 09/25/43)(b)(c)	200	261,750
Alpek SAB de CV, 4.25%, 09/18/29 (Call 06/18/29)(b)	400	421,900
America Movil SAB de CV
2.88%, 05/07/30 (Call 02/07/30)	400	414,700
3.63%, 04/22/29 (Call 01/22/29)	200	216,663
4.38%, 07/16/42	400	478,075
4.38%, 04/22/49 (Call 10/22/48)	400	494,700
6.13%, 03/30/40	600	847,237
6.38%, 03/01/35	650	905,978
Banco Inbursa SA Institucion De Banca Multiple Grupo Financiero Inbursa
4.13%, 06/06/24(b)	450	474,750
4.38%, 04/11/27 (Call 01/11/27)(b)	150	158,888
Banco Mercantil del Norte SA/Grand Cayman
6.75%, (Call 09/27/24)(b)(h)(i)	400	417,325
7.63%, (Call 01/10/28)(b)(h)(i)	200	220,350
8.38%, (Call 10/14/30)(b)(h)(i)	200	233,050
Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand
5.38%, 04/17/25(b)	700	773,185
5.95%, 10/01/28 (Call 10/01/23)(b)(i)	400	426,325
BBVA Bancomer SA/Texas
1.88%, 09/18/25(b)	200	199,913
4.38%, 04/10/24(b)	200	214,663
5.13%, 01/18/33 (Call 01/17/28)(b)(i)	400	412,600
5.88%, 09/13/34 (Call 09/13/29)(b)(i)	200	217,475
Becle SAB de CV, 2.50%, 10/14/31 (Call 07/14/31)(g)	200	196,286
Bimbo Bakeries USA Inc., 4.00%, 05/17/51 (Call 11/17/50)(g)	200	220,350
Braskem Idesa SAPI
6.99%, 02/20/32 (Call 02/20/27)(g)	200	204,560
7.45%, 11/15/29 (Call 11/15/24)(b)(c)	400	422,120
Cemex SAB de CV
3.88%, 07/11/31 (Call 07/11/26)(b)	600	599,580
5.20%, 09/17/30 (Call 09/17/25)(b)	600	648,105
5.45%, 11/19/29 (Call 11/19/24)(b)	400	432,030
7.38%, 06/05/27 (Call 06/05/23)(b)	200	220,792
Cemex SAB De CV, 5.13%, (Call 06/08/26)(b)(h)(i)	400	412,810
Cibanco SA Ibm/PLA Administradora Industrial S de RL de CV, 4.96%, 07/18/29 (Call 04/18/29)(b)	200	216,475
CIBANCO SA Institucion de Banca Multiple Trust CIB/3332, 4.38%, 07/22/31 (Call 04/22/31)(g)	200	191,520
Coca-Cola Femsa SAB de CV
1.85%, 09/01/32 (Call 06/01/32)	150	141,403
2.75%, 01/22/30 (Call 10/22/29)	150	154,125
5.25%, 11/26/43	300	395,775
Cometa Energia SA de CV, 6.38%, 04/24/35 (Call 01/24/35)(b)(c)	359	406,685
Credito Real SAB de CV, 8.00%, 01/21/28 (Call 01/21/25)(b)	200	167,538

Security	Par (000)	Value
Mexico (continued)
FEL Energy VI Sarl, 5.75%, 12/01/40 (Call 12/01/37)(b)	$398	$391,879
Fomento Economico Mexicano SAB de CV
3.50%, 01/16/50 (Call 07/16/49)	1,050	1,111,687
4.38%, 05/10/43	150	177,797
Fresnillo PLC, 4.25%, 10/02/50 (Call 04/02/50)(b)	400	407,250
Grupo Bimbo SAB de CV
3.88%, 06/27/24(b)	200	212,350
4.00%, 09/06/49(b)	200	220,038
4.70%, 11/10/47 (Call 05/10/47)(b)(c)	200	241,772
4.88%, 06/27/44(b)	200	239,787
5.95%, (Call 04/17/23)(b)(h)(i)	200	208,100
Grupo Televisa SAB
5.00%, 05/13/45 (Call 11/13/44)	400	485,575
5.25%, 05/24/49 (Call 11/24/48)(c)	200	257,525
6.13%, 06/30/45 (Call 07/31/45)	200	277,162
6.63%, 03/18/25	200	230,725
6.63%, 01/15/40	320	444,360
Industrias Penoles SAB de CV
4.15%, 09/12/29 (Call 06/12/29)(b)	400	432,862
4.75%, 08/06/50 (Call 02/06/50)(b)	200	216,850
5.65%, 09/12/49 (Call 03/12/49)(b)	200	242,412
Infraestructura Energetica Nova SAB de CV
4.75%, 01/15/51 (Call 07/15/50)(b)	400	407,350
4.88%, 01/14/48(b)	200	204,350
Mexico Remittances Funding Fiduciary Estate Management Sarl, 4.88%, 01/15/28(b)	200	193,288
Minera Mexico SA de CV, 4.50%, 01/26/50 (Call 07/26/49)(b)	400	435,550
Nemak SAB de CV, 3.63%, 06/28/31 (Call 03/28/31)(g)	200	186,163
Orbia Advance Corp. SAB de CV
1.88%, 05/11/26 (Call 04/11/26)(b)	100	99,001
2.88%, 05/11/31 (Call 02/11/31)(b)	200	197,475
4.00%, 10/04/27 (Call 07/04/27)(b)	200	215,788
5.50%, 01/15/48 (Call 07/15/47)(b)	400	467,700
Sigma Alimentos SA de CV, 4.13%, 05/02/26 (Call 02/02/26)(b)	600	643,237
Southern Copper Corp.
3.88%, 04/23/25	300	321,966
5.25%, 11/08/42	400	495,325
5.88%, 04/23/45	500	675,962
6.75%, 04/16/40	400	555,200
7.50%, 07/27/35	400	570,450
Total Play Telecomunicaciones SA de CV
6.38%, 09/20/28 (Call 09/30/25)(g)	200	196,750
7.50%, 11/12/25 (Call 11/12/23)(b)	200	207,350
Trust Fibra Uno
4.87%, 01/15/30 (Call 10/30/29)(b)	600	640,612
5.25%, 01/30/26 (Call 10/30/25)(b)	400	437,125
6.39%, 01/15/50 (Call 07/15/49)(b)	200	233,162
6.95%, 01/30/44 (Call 07/30/43)(b)	200	242,662
Unifin Financiera SAB de CV, 9.88%, 01/28/29 (Call 01/28/25)(b)(c)	200	185,000

		26,642,503

Moldova — 0.1%
Aragvi Finance International SR, 8.45%, 04/29/26 (Call 04/29/24)(b)	400	411,600

Morocco — 0.6%
OCP SA
4.50%, 10/22/25(b)	400	422,450
5.13%, 06/23/51 (Call 12/23/50)(b)	600	580,050
5.63%, 04/25/24(b)	525	564,309

30	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2021	iShares® J.P. Morgan EM Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Morocco (continued)
6.88%, 04/25/44(b)	$400	$479,200
OCP Group, 3.75%, 06/23/31 (Call 03/23/31)(b)	1,200	1,176,000

		3,222,009

Nigeria — 0.7%
Access Bank PLC
6.13%, 09/21/26(g)	400	400,625
6.13%, 09/21/26(b)	200	200,313
9.13%, (Call 10/07/26)(g)(h)(i)	400	396,000
Africa Finance Corp., 2.88%, 04/28/28(b)	800	794,250
IHS Netherlands Holdco BV
7.13%, 03/18/25 (Call 11/29/21)(b)	600	619,612
8.00%, 09/18/27 (Call 09/18/22)(b)	700	743,969
SEPLAT Energy PLC, 7.75%, 04/01/26 (Call 04/01/23)(b)	600	614,580

		3,769,349

Oman — 0.5%
Bank Muscat SAOG
4.75%, 03/17/26(b)	600	617,438
4.88%, 03/14/23(b)	400	411,625
National Bank of Oman SAOG, 5.63%, 09/25/23(b)	400	413,575
Oztel Holdings SPC Ltd.
5.63%, 10/24/23(b)	600	621,487
6.63%, 04/24/28(b)	700	767,725

		2,831,850

Panama — 0.8%
AES Panama Generation Holdings SRL, 4.38%, 05/31/30 (Call 02/28/30)(b)	1,200	1,232,475
Banco General SA, 4.13%, 08/07/27 (Call 05/07/27)(b)	600	640,800
C&W Senior Financing DAC, 6.88%, 09/15/27 (Call 09/15/22)(b)(c)	1,200	1,261,500
Cable Onda SA, 4.50%, 01/30/30 (Call 01/30/25)(b)	600	622,320
Sable International Finance Ltd., 5.75%, 09/07/27 (Call 09/07/22)(b)	300	311,250

		4,068,345

Paraguay — 0.2%
Bioceanico Sovereign Certificate Ltd., 0.00%, 06/05/34(b)(c)(k)	583	433,063
Telefonica Celular del Paraguay SA, 5.88%, 04/15/27 (Call 04/15/22)(b)	600	622,987

		1,056,050

Peru — 1.8%
Banco de Credito del Peru
2.70%, 01/11/25 (Call 12/11/24)(b)	1,100	1,127,720
3.13%, 07/01/30 (Call 07/01/25)(b)(i)	750	741,787
3.25%, 09/30/31 (Call 09/30/26)(b)(i)	400	394,900
4.25%, 04/01/23(b)(c)	200	208,288
Cia de Minas Buenaventura SAA, 5.50%, 07/23/26 (Call 07/23/23)(g)	400	395,325
Cia. De Minas Buenaventur Co., 5.50%, 07/23/26 (Call 07/23/23)(b)	200	197,663
Consorcio Transmantaro SA, 4.70%, 04/16/34 (Call 01/16/34)(b)	600	662,175
Credicorp Ltd., 2.75%, 06/17/25 (Call 05/17/25)(b)	400	406,575
Hunt Oil Co. of Peru LLC Sucursal Del Peru, 6.38%, 06/01/28(b)	600	589,613
Inkia Energy Ltd., 5.88%, 11/09/27 (Call 11/09/22)(b)(c)	600	617,362
InRetail Consumer, 3.25%, 03/22/28 (Call 01/22/28)(b)	600	587,738
Kallpa Generacion SA, 4.13%, 08/16/27 (Call 05/16/27)(b)	600	621,862
Lima Metro Line 2 Finance Ltd.
4.35%, 04/05/36(b)	586	624,253
5.88%, 07/05/34(b)	500	576,385
Nexa Resources SA, 6.50%, 01/18/28 (Call 10/18/27)(b)	400	443,850

Security	Par (000)	Value

Peru (continued)
Peru LNG Srl, 5.38%, 03/22/30(b)(c)	$800	$670,500
Transportadora de Gas del Peru SA, 4.25%, 04/30/28(b)	600	642,487

		9,508,483

Philippines — 1.7%
Bank of the Philippine Islands, 4.25%, 09/04/23(b)	400	421,325
BDO Unibank Inc.
2.13%, 01/13/26(b)	800	810,250
2.95%, 03/06/23(b)	200	204,413
HPHT Finance 19 Ltd., 2.88%, 11/05/24(b)	200	207,600
JGSH Philippines Ltd., 4.13%, 07/09/30(b)	600	636,487
Manila Water Co. Inc., 4.38%, 07/30/30 (Call 07/30/25)(b)	600	628,425
Metropolitan Bank & Trust Co., 2.13%, 01/15/26(b)	400	404,625
Petron Corp.
4.60%, (Call 07/19/23)(b)(h)(i)	400	398,575
5.95%, (Call 04/19/26)(b)(h)(i)	600	619,688
Philippine National Bank, 3.28%, 09/27/24(b)	800	815,650
San Miguel Crop., 5.50%, (Call 07/29/25)(b)(h)(i)	400	411,625
SMC Global Power Holdings Corp.
5.45%, (Call 12/09/26)(b)(h)(i)	600	586,980
5.70%, (Call 01/21/26)(b)(h)(i)	600	592,050
5.95%, (Call 05/05/25)(b)(h)(i)	400	398,860
6.50%, (Call 04/25/24)(b)(h)(i)	700	708,890
7.00%, (Call 10/21/25)(b)(h)(i)	800	827,900

		8,673,343

Poland — 0.1%
Canpack SA/Canpack U.S. LLC, 3.88%, 11/15/29 (Call 11/15/24)(g)	600	597,000

Qatar — 3.8%
ABQ Finance Co., 2.00%, 07/06/26(b)	400	397,500
ABQ Finance Ltd.
1.88%, 09/08/25(b)	600	596,438
3.13%, 09/24/24(b)	400	416,625
AKCB Finance Ltd., 4.75%, 10/09/23(b)	400	426,625
CBQ Finance Ltd.
2.00%, 09/15/25(b)	400	400,125
2.00%, 05/12/26(b)	800	796,500
5.00%, 05/24/23(b)	400	423,575
Commercial Bank PSQC (The), 4.50%, (Call 03/03/26)(b)(h)(i)	600	603,938
Doha Finance Ltd., 2.38%, 03/31/26(b)	1,000	1,010,312
MAR Sukuk Ltd.
2.21%, 09/02/25(b)	600	609,862
3.03%, 11/13/24(b)	400	417,700
Nakilat Inc., 6.07%, 12/31/33(b)	828	1,013,454
Ooredoo International Finance Ltd.
2.63%, 04/08/31(b)	1,400	1,410,850
3.25%, 02/21/23(b)	550	564,438
3.75%, 06/22/26(b)	1,000	1,092,687
3.88%, 01/31/28(b)	400	444,420
4.50%, 01/31/43(b)	200	242,100
5.00%, 10/19/25(b)	400	452,450
QIB Sukuk Ltd.
1.48%, 02/07/25, (3 mo. LIBOR US + 1.350%)(b)(i)	600	605,362
1.95%, 10/27/25(b)	800	802,250
3.98%, 03/26/24(b)	800	851,900
QIIB Senior Sukuk Ltd., 4.26%, 03/05/24(b)	400	425,500
QNB Finance Ltd.
1.38%, 01/26/26(b)	800	783,480
1.63%, 09/22/25(b)	600	599,438
2.63%, 05/12/25(b)	800	827,250

S C H E D U L E O F I N V E S T M E N T S	31

Schedule of Investments (continued) October 31, 2021	iShares® J.P. Morgan EM Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Qatar (continued)
2.75%, 02/12/27(b)	$1,100	$1,139,050
3.50%, 03/28/24(b)	800	842,650
Ras Laffan Liquefied Natural Gas Co. Ltd. III
5.84%, 09/30/27(b)	688	776,670
6.33%, 09/30/27(b)	763	862,810

		19,835,959

Russia — 4.5%
Alfa Bank AO Via Alfa Bond Issuance PLC
5.95%, 04/15/30 (Call 04/15/25)(b)(i)	400	413,575
6.95%, (Call 04/30/23)(b)(h)(i)	200	204,788
8.00%, (Call 02/03/22)(b)(h)(i)	400	402,200
ALROSA Finance SA
3.10%, 06/25/27 (Call 03/25/27)(b)	200	203,813
4.65%, 04/09/24 (Call 01/09/24)(b)	400	423,325
Credit Bank of Moscow Via CBOM Finance PLC
4.70%, 01/29/25(b)	400	409,825
8.88%, (Call 11/10/22)(b)(h)(i)	400	406,075
Eurochem Finance DAC, 5.50%, 03/13/24 (Call 12/13/23)(b)	400	429,669
Evraz PLC
5.25%, 04/02/24 (Call 01/02/24)(b)	400	427,200
5.38%, 03/20/23(b)	200	209,287
Gazprom Neft OAO Via GPN Capital SA, 6.00%, 11/27/23(b)	800	871,650
Gazprom PJSC Via Gaz Capital SA
4.95%, 02/06/28(b)	4,314	4,741,356
7.29%, 08/16/37(b)	700	945,219
8.63%, 04/28/34(b)	790	1,135,625
Lukoil Capital DAC
2.80%, 04/26/27 (Call 01/26/27)(g)	400	399,600
3.60%, 10/26/31 (Call 07/26/31)(g)	400	398,500
Lukoil International Finance BV
4.56%, 04/24/23(b)	200	208,787
4.75%, 11/02/26(b)	800	872,800
Lukoil Securities BV, 3.88%, 05/06/30(b)	1,050	1,088,062
Metalloinvest Finance DAC, 4.85%, 05/02/24(b)	400	429,575
MMC Norilsk Nickel OJSC via MMC Finance DAC, 4.10%, 04/11/23 (Call 01/11/23)(b)	500	513,062
MMC Norilsk Nickel OJSC Via MMC Finance DAC
2.55%, 09/11/25 (Call 06/11/25)(b)	200	199,600
3.38%, 10/28/24 (Call 07/28/24)(b)	600	617,550
MMK International Capital DAC, 4.38%, 06/13/24 (Call 03/13/24)(b)	400	423,575
Mobile Telesystems OJSC Via MTS International Funding DAC, 5.00%, 05/30/23(b)	200	209,725
Novolipetsk Steel Via Steel Funding DAC, 4.70%, 05/30/26 (Call 02/28/26)(b)	400	437,825
Phosagro OAO Via Phosagro Bond Funding DAC, 3.05%, 01/23/25 (Call 10/23/24)(b)	600	619,050
Polyus Finance PLC, 3.25%, 10/14/28 (Call 07/14/28)(g)	400	396,125
Sberbank of Russia Via SB Capital SA, 5.25%, 05/23/23(b)	600	630,112
Severstal OAO Via Steel Capital SA, 3.15%, 09/16/24(b)	400	414,075
Suek Securities DAC, 3.38%, 09/15/26(g)	200	199,380
Tinkoff Bank JSC Via TCS Finance Ltd., 6.00%, (Call 12/20/26)(g)(h)(i)	200	199,063
TMK OAO Via TMK Capital SA, 4.30%, 02/12/27(b)	200	200,850
Uralkali OJSC Via Uralkali Finance DAC, 4.00%, 10/22/24(b)	200	207,038
VEON Holdings BV
3.38%, 11/25/27 (Call 08/25/27)(b)	800	800,400
4.00%, 04/09/25 (Call 01/09/25)(b)	400	414,500
4.95%, 06/16/24 (Call 03/16/24)(b)	200	212,475
5.95%, 02/13/23(b)	200	211,037

Security	Par (000)	Value

Russia (continued)
7.25%, 04/26/23 (Call 01/26/23)(b)	$400	$425,575
VTB Bank PJSC Via VTB Eurasia DAC, 9.50%, (Call 12/06/22)(b)(h)(i)	1,200	1,278,600

		23,230,548

Saudi Arabia — 4.4%
Acwa Power Management And Investments One Ltd., 5.95%, 12/15/39(b)	400	477,489
Almarai Sukuk Ltd., 4.31%, 03/05/24(b)	200	214,225
Arab National Bank, 3.33%, 10/28/30 (Call 10/28/25)(b)(i)	400	407,125
Arabian Centres Sukuk II Ltd., 5.63%, 10/07/26(b)	400	417,125
Arabian Centres Sukuk Ltd., 5.38%, 11/26/24(b)	300	312,338
Dar Al-Arkan Sukuk Co. Ltd.
6.75%, 02/15/25(b)	400	420,700
6.88%, 03/21/23(b)	200	206,850
Riyad Sukuk Ltd., 3.17%, 02/25/30 (Call 02/25/25)(b)(i)	800	818,650
SA Global Sukuk Ltd.
0.95%, 06/17/24 (Call 05/17/24)(g)	400	395,000
1.60%, 06/17/26 (Call 05/17/26)(g)	800	788,500
1.60%, 06/17/26 (Call 05/17/26)(b)	200	197,125
2.69%, 06/17/31 (Call 03/17/31)(b)	600	599,625
2.69%, 06/17/31 (Call 03/17/31)(g)	1,000	999,375
SABIC Capital I BV
2.15%, 09/14/30 (Call 06/14/30)(b)	200	192,750
3.00%, 09/14/50 (Call 03/14/50)(b)	200	188,063
SABIC Capital II BV
4.00%, 10/10/23(b)	400	422,596
4.50%, 10/10/28(b)	700	795,069
Samba Funding Ltd., 2.75%, 10/02/24(b)	800	825,936
Saudi Arabian Oil Co.
1.25%, 11/24/23 (Call 10/24/23)(b)	200	200,250
1.63%, 11/24/25 (Call 10/24/25)(b)	600	596,700
2.25%, 11/24/30 (Call 08/24/30)(b)	1,000	967,062
3.25%, 11/24/50 (Call 05/24/50)(b)	1,200	1,152,375
3.50%, 04/16/29(b)	1,600	1,702,800
3.50%, 11/24/70 (Call 05/24/70)(b)	1,000	951,562
4.25%, 04/16/39(b)	1,600	1,788,300
4.38%, 04/16/49(b)	1,600	1,840,500
Saudi Electricity Global Sukuk Co. 2
3.47%, 04/08/23(b)	400	413,450
5.06%, 04/08/43(b)	400	484,325
Saudi Electricity Global Sukuk Co. 3
4.00%, 04/08/24(b)	600	639,187
5.50%, 04/08/44(b)	600	765,112
Saudi Electricity Global Sukuk Co. 4
4.22%, 01/27/24(b)	400	427,450
4.72%, 09/27/28(b)	600	694,987
Saudi Electricity Global Sukuk Co. 5
1.74%, 09/17/25(b)	600	599,438
2.41%, 09/17/30(b)	400	401,450
Saudi Telecom Co., 3.89%, 05/13/29(b)	600	663,675

		22,967,164

Singapore — 4.1%
BOC Aviation Ltd.
1.26%, 09/26/23 (Call 08/26/23), (3 mo. LIBOR US + 1.125%)(b)(i)	600	601,237
1.75%, 01/21/26 (Call 12/21/25)(b)	400	392,200
2.63%, 09/17/30 (Call 06/17/30)(b)	400	393,075
3.00%, 09/11/29 (Call 06/11/29)(b)	700	708,225
3.25%, 04/29/25 (Call 03/29/25)(b)(c)	800	831,900
3.50%, 10/10/24 (Call 09/10/24)(b)	600	634,237

32	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2021	iShares® J.P. Morgan EM Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Singapore (continued)
3.50%, 09/18/27 (Call 06/18/27)(b)(c)	$600	$632,625
3.88%, 04/27/26 (Call 01/27/26)(b)(c)	500	534,156
4.00%, 01/25/24 (Call 12/25/23)(b)	400	420,950
BOC Aviation USA Corp., 1.63%, 04/29/24 (Call 03/29/24)(b)	800	802,032
DBS Group Holdings Ltd.
1.19%, 03/15/27(g)	400	392,152
1.82%, 03/10/31 (Call 03/10/26)(b)(i)	400	394,844
3.30%, (Call 02/27/25)(b)(h)(i)	800	815,250
4.52%, 12/11/28 (Call 12/11/23)(b)(i)	800	851,480
Flex Ltd.
3.75%, 02/01/26 (Call 01/01/26)	673	723,181
4.75%, 06/15/25 (Call 03/15/25)	534	586,399
4.88%, 06/15/29 (Call 03/15/29)	499	567,393
4.88%, 05/12/30 (Call 02/12/30)	515	588,323
GLP Pte Ltd.
3.88%, 06/04/25(b)	825	855,061
4.50%, (Call 05/17/26)(b)(h)(i)	600	577,688
Oversea-Chinese Banking Corp. Ltd.
1.83%, 09/10/30 (Call 09/10/25)(b)(c)(i)	1,000	989,880
4.25%, 06/19/24(b)(c)	600	644,550
Singapore Airlines Ltd., 3.00%, 07/20/26 (Call 06/20/26)(b)	400	406,300
Singapore Telecommunications Ltd., 7.38%, 12/01/31(b)	300	432,150
SingTel Group Treasury Pte Ltd.
1.88%, 06/10/30 (Call 03/10/30)(b)	800	782,650
2.38%, 10/03/26(b)	400	413,825
2.38%, 08/28/29 (Call 05/28/29)(b)	600	612,112
3.25%, 06/30/25(b)	300	318,150
3.88%, 08/28/28 (Call 05/28/28)(b)	400	447,132
ST Engineering RHQ Ltd., 1.50%, 04/29/25 (Call 01/29/25)(b)	600	599,738
United Overseas Bank Ltd.
1.25%, 04/14/26(b)	600	592,632
1.75%, 03/16/31 (Call 03/16/26)(b)(i)	400	394,800
2.00%, 10/14/31 (Call 10/14/26)(b)(i)	600	595,056
2.88%, 03/08/27 (Call 03/08/22)(b)(i)	400	402,325
3.75%, 04/15/29 (Call 04/15/24)(b)(i)	600	631,800
3.88%, (Call 10/19/23)(b)(h)(i)	400	408,950
Vena Energy Capital Pte Ltd., 3.13%, 02/26/25(b)	400	408,575

		21,383,033

South Africa — 1.8%
Absa Group Ltd., 6.38%, (Call 05/27/26)(b)(h)(i)	400	414,125
AngloGold Ashanti Holdings PLC
3.38%, 11/01/28 (Call 09/01/28)	600	597,000
3.75%, 10/01/30 (Call 07/01/30)(c)	800	806,000
Bidvest Group UK PLC (The), 3.63%, 09/23/26 (Call 09/23/23)(g)	600	600,720
FirstRand Bank Ltd., 6.25%, 04/23/28 (Call 04/23/23)(b)(i)	400	415,075
Gold Fields Orogen Holdings BVI Ltd.
5.13%, 05/15/24 (Call 04/15/24)(b)	400	425,950
6.13%, 05/15/29 (Call 02/15/29)(b)	600	692,175
Liquid Telecommunications Financing PLC, 5.50%, 09/04/26 (Call 03/04/23)(b)	400	415,125
MTN Mauritius Investments Ltd.
4.76%, 11/11/24(b)	850	885,063
6.50%, 10/13/26(b)	400	451,825
Sasol Financing USA LLC
4.38%, 09/18/26 (Call 08/18/26)(c)	600	609,000
5.50%, 03/18/31 (Call 03/18/30)	900	922,500
5.88%, 03/27/24 (Call 02/27/24)	1,200	1,263,900
6.50%, 09/27/28 (Call 06/27/28)	600	664,500

		9,162,958

Security	Par (000)	Value

South Korea — 3.9%
Hana Bank, 1.25%, 12/16/26(b)	$400	$392,044
Hanwha Life Insurance Co. Ltd., 4.70%, (Call 04/23/23)(b)(c)(h)(i)	600	617,925
Heungkuk Life Insurance Co. Ltd., 4.48%, (Call 11/09/22)(b)(h)(i)	400	401,950
Hyundai Capital Services Inc.
1.25%, 02/08/26(b)	200	195,250
3.75%, 03/05/23(b)	400	414,200
Kia Corp., 3.00%, 04/25/23(b)	400	412,314
Kookmin Bank
1.38%, 05/06/26(b)	200	197,820
1.75%, 05/04/25(b)(c)	600	605,382
2.50%, 11/04/30(b)	400	394,340
2.88%, 03/25/23(b)	200	205,542
4.35%, (Call 07/02/24)(b)(h)(i)	200	210,100
Korea East-West Power Co. Ltd., 1.75%, 05/06/25(b)	600	605,925
Korea Electric Power Corp.
1.13%, 06/15/25(b)	400	395,700
2.50%, 06/24/24(b)	400	416,200
Korea Gas Corp.
2.88%, 07/16/29(b)	400	423,950
3.50%, 07/21/25(b)	400	430,700
3.50%, 07/02/26(b)	200	217,725
3.88%, 02/12/24(b)	200	213,725
6.25%, 01/20/42(b)	600	918,300
Korea Hydro & Nuclear Power Co. Ltd., 3.75%, 07/25/23(b)	400	420,700
Kyobo Life Insurance Co. Ltd., 3.95%, (Call 07/24/22)(b)(h)(i)	200	202,225
LG Chem Ltd.
1.38%, 07/07/26(b)	200	196,054
2.38%, 07/07/31(g)	400	392,480
3.25%, 10/15/24(b)	600	635,628
3.63%, 04/15/29(b)	200	218,662
NAVER Corp., 1.50%, 03/29/26(b)	600	592,992
NongHyup Bank
1.25%, 07/20/25(b)	400	396,304
3.88%, 07/30/23(b)	200	210,662
POSCO, 2.75%, 07/15/24(b)	800	832,650
Shinhan Bank Co. Ltd.
1.38%, 10/21/26(b)	400	395,232
1.82%, 04/24/25, (3 mo. LIBOR US + 1.700%)(b)(i)	200	208,038
3.88%, 11/05/23(b)	400	423,688
3.88%, 03/24/26(b)	200	215,378
3.88%, 12/07/26 (Call 12/07/21)(b)(i)	600	602,175
Shinhan Financial Group Co. Ltd.
1.35%, 01/10/26(b)	400	394,044
3.34%, 02/05/30 (Call 02/05/25)(b)(c)(i)	600	618,487
5.88%, (Call 08/13/23)(b)(h)(i)	200	212,600
Shinhan Financial Group Jr, 2.88%, (Call 05/12/26)(b)(h)(i)	200	197,563
SK Battery America Inc., 2.13%, 01/26/26(b)	600	586,596
SK Hynix Inc.
1.00%, 01/19/24(b)	200	198,058
1.50%, 01/19/26(g)	400	391,372
1.50%, 01/19/26(b)	200	195,686
2.38%, 01/19/31(b)	700	672,700
3.00%, 09/17/24(b)	600	624,675
SK Innovation Co. Ltd., 4.13%, 07/13/23(b)	200	208,204
SK Telecom Co. Ltd., 3.75%, 04/16/23(b)	400	416,292
Woori Bank
0.75%, 02/01/26(b)	400	385,988
4.25%, (Call 10/04/24)(b)(h)(i)	600	617,925

S C H E D U L E O F I N V E S T M E N T S	33

Schedule of Investments (continued) October 31, 2021	iShares® J.P. Morgan EM Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

South Korea (continued)
4.75%, 04/30/24(b)	$400	$432,450
5.25%, (Call 05/16/22)(b)(h)(i)	400	406,075

		20,170,675

Supranational — 0.3%
African Export-Import Bank (The), 2.63%, 05/17/26 (Call 04/17/26)(b)	600	606,300
Eastern & Southern African Trade & Development Bank (The)
4.13%, 06/30/28(b)	600	604,500
4.88%, 05/23/24(b)	600	627,857

		1,838,657

Switzerland — 0.1%
Oriflame Investment Holding PLC, 5.13%, 05/04/26 (Call 05/15/23)(g)	400	396,440

Taiwan — 2.4%
Competition Team Technologies Ltd., 3.75%, 03/12/24(b)	600	635,175
Formosa Group Cayman Ltd., 3.38%, 04/22/25(b)	800	836,150
Foxconn Far East Ltd.
1.63%, 10/28/25(b)	800	796,576
2.50%, 10/28/30(b)	600	594,113
TSMC Arizona Corp.
1.75%, 10/25/26 (Call 09/25/26)	1,000	1,004,190
2.50%, 10/25/31 (Call 07/25/31)	1,000	1,011,040
3.13%, 10/25/41 (Call 04/25/41)	1,000	1,031,750
3.25%, 10/25/51 (Call 04/25/51)	800	841,048
TSMC Global Ltd.
0.75%, 09/28/25 (Call 08/28/25)(b)	800	774,752
1.00%, 09/28/27 (Call 07/28/27)(b)	800	758,968
1.25%, 04/23/26 (Call 03/23/26)(b)	1,200	1,179,048
1.38%, 09/28/30 (Call 06/28/30)(b)	1,200	1,112,388
1.75%, 04/23/28 (Call 02/23/28)(b)	800	786,984
2.25%, 04/23/31 (Call 01/23/31)(b)	1,200	1,189,932

		12,552,114

Thailand — 2.4%
Amipeace Ltd., 2.25%, 10/22/30(b)	200	195,124
Bangkok Bank PCL/Hong Kong
3.47%, 09/23/36 (Call 09/23/31)(g)(i)	900	893,295
3.73%, 09/25/34 (Call 09/25/29)(b)(i)	1,000	1,015,500
4.05%, 03/19/24(b)	600	639,112
4.45%, 09/19/28(b)(c)	600	683,550
5.00%, 10/03/23(b)	200	214,788
5.00%, (Call 09/23/25)(b)(h)(i)	1,000	1,032,687
GC Treasury Center Co. Ltd.
2.98%, 03/18/31 (Call 12/18/30)(g)	400	403,700
2.98%, 03/18/31 (Call 12/18/30)(b)(c)	200	201,850
4.30%, 03/18/51 (Call 09/18/50)(b)	600	665,430
Kasikornbank PCL/Hong Kong
3.34%, 10/02/31 (Call 10/02/26)(b)(i)	800	801,650
5.28%, (Call 10/14/25)(b)(h)(i)	400	415,700
Krung Thai Bank PCL/Cayman Islands, 4.40%, (Call 03/25/26)(b)(h)(i)	600	598,688
PTT Treasury Center Co. Ltd., 3.70%, 07/16/70 (Call 01/16/70)(b)(c)	600	608,363
PTTEP Treasury Center Co. Ltd.
2.59%, 06/10/27 (Call 04/10/27)(b)	400	409,325
3.90%, 12/06/59(b)(c)	600	627,204
Siam Commercial Bank PCL/Cayman Islands
2.75%, 05/16/23(b)	200	205,600
3.90%, 02/11/24(b)	600	636,112
4.40%, 02/11/29(b)	400	454,950

Security	Par (000)	Value

Thailand (continued)
Thaioil Treasury Center Co. Ltd.
3.50%, 10/17/49(b)	$600	$534,488
3.75%, 06/18/50(b)(c)	400	365,148
5.38%, 11/20/48(b)(c)	600	683,628

		12,285,892

Togo — 0.1%
Ecobank Transnational Inc., 9.50%, 04/18/24(b)	400	431,325

Turkey — 3.6%
Akbank TAS
5.13%, 03/31/25(b)	600	595,050
6.80%, 02/06/26(b)	600	617,738
6.80%, 06/22/31 (Call 06/22/26)(g)(i)	400	387,625
7.20%, 03/16/27 (Call 03/16/22)(b)(i)	200	200,663
Anadolu Efes Biracilik Ve Malt Sanayii AS, 3.38%, 06/29/28 (Call 03/29/28)(g)	400	401,500
Arcelik AS, 5.00%, 04/03/23(b)	400	410,075
Aydem Yenilenebilir Enerji AS, 7.75%, 02/02/27 (Call 02/02/24)(g)	600	568,500
Coca-Cola Icecek AS, 4.22%, 09/19/24 (Call 06/19/24)(b)	600	622,050
KOC Holding AS
5.25%, 03/15/23 (Call 12/15/22)(b)	600	608,925
6.50%, 03/11/25 (Call 12/11/24)(b)	800	841,650
Mersin Uluslararasi Liman Isletmeciligi AS, 5.38%, 11/15/24 (Call 11/15/22)(b)	500	514,781
QNB Finansbank AS, 6.88%, 09/07/24(b)	600	640,988
Turk Telekomunikasyon AS
4.88%, 06/19/24(b)	400	407,825
6.88%, 02/28/25(b)	400	426,792
Turkcell Iletisim Hizmetleri AS
5.75%, 10/15/25(b)	400	416,450
5.80%, 04/11/28 (Call 01/11/28)(b)	600	624,000
Turkiye Garanti Bankasi AS
5.88%, 03/16/23(b)	400	412,575
6.13%, 05/24/27 (Call 05/24/22)(b)(i)	800	797,400
Turkiye Is Bankasi AS
6.13%, 04/25/24(b)	1,000	1,022,375
7.00%, 06/29/28 (Call 06/29/23)(b)(i)	400	399,825
7.75%, 01/22/30 (Call 01/22/25)(b)(i)	700	710,412
Turkiye Petrol Rafinerileri AS, 4.50%, 10/18/24 (Call 07/20/24)(b)	600	594,675
Turkiye Sise ve Cam Fabrikalari AS, 6.95%, 03/14/26 (Call 12/14/25)(b)	600	648,487
Turkiye Vakiflar Bankasi TAO
5.25%, 02/05/25(b)	600	587,175
5.50%, 10/01/26(c)(g)	400	383,625
6.50%, 01/08/26(b)	800	802,250
8.13%, 03/28/24(b)	600	641,737
Ulker Biskuvi Sanayi AS, 6.95%, 10/30/25(b)	600	629,363
Yapi ve Kredi Bankasi AS
5.85%, 06/21/24(b)	400	407,325
6.10%, 03/16/23(b)	400	410,075
7.88%, 01/22/31 (Call 01/22/26)(b)(i)	400	407,125
8.25%, 10/15/24(b)	400	430,200
13.88%, (Call 01/15/24)(b)(h)(i)	800	908,250

		18,477,486

Ukraine — 0.5%
DTEK Finance PLC, 5.00%, (5.00% PIK), 12/31/27 (Call 11/29/21)(b)(j)	1,366	830,796
Metinvest BV
7.75%, 10/17/29(b)	600	653,250

34	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2021	iShares® J.P. Morgan EM Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Ukraine (continued)
8.50%, 04/23/26 (Call 01/23/26)(b)	$400	$449,950
MHP Lux SA, 6.95%, 04/03/26(b)	400	424,950
MHP SE, 7.75%, 05/10/24(b)	400	431,950

		2,790,896

United Arab Emirates — 4.5%
Abu Dhabi Commercial Bank PJSC, 4.00%, 03/13/23(b)	400	416,700
Abu Dhabi National Energy Co. PJSC
2.00%, 04/29/28 (Call 01/29/28)(b)	600	597,187
3.88%, 05/06/24(b)	200	213,100
4.00%, 10/03/49(b)	200	227,287
4.38%, 04/23/25(b)	400	440,325
4.38%, 06/22/26(b)	400	450,450
4.88%, 04/23/30(b)	600	712,050
6.50%, 10/27/36(b)	300	424,181
Abu Dhabi National Energy Company PJSC, 3.40%, 04/29/51 (Call 10/29/50)(b)	400	414,125
ADCB Finance Cayman Ltd., 4.00%, 03/29/23(b)	400	416,075
ADIB Capital Invest 2 Ltd., 7.13%, (Call 09/20/23)(b)(h)(i)	400	425,325
AHB Sukuk Co. Ltd., 4.38%, 09/19/23(b)	200	211,740
Aldar Sukuk Ltd., 4.75%, 09/29/25(b)	200	220,037
Aldar Sukuk No. 2 Ltd., 3.88%, 10/22/29(b)	200	216,912
BOS Funding Ltd., 4.00%, 09/18/24(b)	400	408,575
Commercial Bank of Dubai PSC, 6.00%, (Call 04/21/26)(b)(h)(i)	400	422,125
DIB Sukuk Ltd.
1.96%, 06/22/26(b)	400	397,625
2.95%, 02/20/25(b)	400	414,325
2.95%, 01/16/26(b)	600	620,925
3.63%, 02/06/23(b)	400	412,125
DIB Tier 1 Sukuk 3 Ltd., 6.25%, (Call 01/22/25)(b)(h)(i)	400	422,625
DIB Tier 1 Sukuk 4 Ltd., 4.63%, (Call 05/19/26)(b)(h)(i)	400	406,125
EI Sukuk Co. Ltd., 1.83%, 09/23/25(b)	200	199,313
Emaar Sukuk Ltd.
3.64%, 09/15/26(b)	400	415,575
3.70%, 07/06/31(b)	200	204,313
3.88%, 09/17/29(b)	200	207,350
EMG Sukuk Ltd., 4.56%, 06/18/24 (b)	400	422,950
Emirates NBD Bank PJSC
1.64%, 01/13/26(b)	800	797,000
4.25%, (Call 02/27/27)(b)(h)(i)	200	202,563
6.13%, (Call 03/20/25)(b)(h)(i)	600	633,937
6.13%, (Call 04/09/26)(b)(h)(i)	400	433,575
Emirates Telecommunications Group Co. PJSC, 3.50%, 06/18/24(b)	200	213,225
Esic Sukuk Ltd., 3.94%, 07/30/24(b)	200	206,100
Fab Sukuk Co. Ltd.
1.41%, 01/14/26(b)	400	397,125
2.50%, 01/21/25(b)	200	206,913
3.63%, 03/05/23(b)	200	207,850
3.88%, 01/22/24(b)	400	424,000
First Abu Dhabi Bank PJSC
1.02%, 07/08/24, (3 mo. LIBOR US + 0.900%)(b)(i)	600	603,187
4.50%, (Call 04/05/26)(b)(h)(i)	400	419,625
Galaxy Pipeline Assets Bidco Ltd.
1.75%, 09/30/27(b)	391	393,540
2.16%, 03/31/34(b)	800	779,000
2.63%, 03/31/36(b)	800	780,250
2.94%, 09/30/40(b)	1,200	1,182,375
3.25%, 09/30/40(b)	600	597,840

Security	Par (000)	Value
United Arab Emirates (continued)
GEMS MENASA Cayman Ltd./GEMS Education Delaware LLC, 7.13%, 07/31/26 (Call 07/31/22)(b)	$600	$621,000
MAF Global Securities Ltd.
4.75%, 05/07/24(b)	400	430,125
5.50%, (Call 09/07/22)(b)(h)(i)	400	404,325
MAF Sukuk Ltd.
3.93%, 02/28/30(b)	200	216,500
4.64%, 05/14/29(b)	200	224,850
Mashreqbank PSC, 4.25%, 02/26/24(b)	400	423,575
National Central Cooling Co. PJSC, 2.50%, 10/21/27(b)	200	198,063
Noor Sukuk Co. Ltd., 4.47%, 04/24/23(b)	200	209,725
Rakfunding Cayman Ltd., 4.13%, 04/09/24(b)	200	211,600
Ruwais Power Co. PJSC, 6.00%, 08/31/36(b)	400	534,125
Shelf Drilling Holdings Ltd., 8.25%, 02/15/25 (Call 12/13/21)(b)	400	308,880
SIB Sukuk Co. III Ltd.
2.85%, 06/23/25(b)	200	206,288
4.23%, 04/18/23(b)	200	208,788
Tabreed Sukuk Spc Ltd., 5.50%, 10/31/25(b)	200	226,500

		23,241,894

Vietnam — 0.1%
Mong Duong Finance Holdings BV, 5.13%, 05/07/29 (Call 05/07/23)(b)	500	496,969

Zambia — 1.1%
First Quantum Minerals Ltd.
6.50%, 03/01/24 (Call 11/08/21)(b)	800	812,000
6.88%, 03/01/26 (Call 11/08/21)(b)	1,050	1,091,344
6.88%, 10/15/27 (Call 10/15/23)(b)	1,400	1,500,887
7.25%, 04/01/23 (Call 11/08/21)(b)	1,200	1,222,200
7.50%, 04/01/25 (Call 11/08/21)(b)	1,200	1,237,500

		5,863,931

Total Corporate Bonds & Notes — 97.4% (Cost: $506,277,770)		505,091,685

Foreign Government Obligations(a)
Nigeria — 0.4%
Africa Finance Corp.
3.13%, 06/16/25(b)	600	622,688
3.75%, 10/30/29(b)	400	415,125
3.88%, 04/13/24(b)	400	424,375
4.38%, 04/17/26(b)	600	654,750

		2,116,938

South Korea — 0.3%
Industrial Bank of Korea
0.63%, 09/17/24(g)	200	198,320
1.04%, 06/22/25(b)	400	394,536
Korea Expressway Corp., 1.13%, 05/17/26(b)	400	392,804
Korea Hydro & Nuclear Power Co. Ltd., 1.25%, 04/27/26(b)	400	393,340

		1,379,000

Supranational — 0.5%
African Export-Import Bank (The)
3.80%, 05/17/31 (Call 02/17/31)(g)	400	409,125
3.99%, 09/21/29 (Call 06/23/29)(b)	800	833,280
4.13%, 06/20/24(b)	600	632,363

S C H E D U L E O F I N V E S T M E N T S	35

Schedule of Investments (continued) October 31, 2021	iShares® J.P. Morgan EM Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par/ Shares (000)	Value

Supranational (continued)
5.25%, 10/11/23(b)	$600	$641,437

		2,516,205

Total Foreign Government Obligations — 1.2% (Cost: $5,964,536)		6,012,143

Short-Term Investments

Money Market Funds — 9.2%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.05%(m)(n)(o)	41,878	41,898,642
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.00%(m)(n)	6,007	6,007,000

		47,905,642

Total Short-Term Investments — 9.2% (Cost: $47,899,085)		47,905,642

Total Investments in Securities — 107.8% (Cost: $560,141,391)		559,009,470

Other Assets, Less Liabilities — (7.8)%		(40,646,526)

Net Assets — 100.0%		$518,362,944

(a)	U.S. dollar denominated security issued by foreign domiciled entity.
(b)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
(c)	All or a portion of this security is on loan.
(d)	Issuer filed for bankruptcy and/or is in default.
(e)	Non-income producing security.
(f)	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step-down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
(g)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(h)	Perpetual security with no stated maturity date.
(i)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(j)	Payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.
(k)	Zero-coupon bond.
(l)	When-issued security.
(m)	Affiliate of the Fund.
(n)	Annualized 7-day yield as of period end.
(o)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended October 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 10/31/20	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 10/31/21	Shares Held at 10/31/21 (000)	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$11,553,871	$30,350,016	(a)	$—	$(3,343)	$(1,902)	$41,898,642	41,878	$84,486	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	2,577,000	3,430,000	(a)	—	—	—	6,007,000	6,007	378		—

					$(3,343)	$(1,902)	$47,905,642		$84,864		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Corporate Bonds & Notes	$—	$505,091,685	$—	$505,091,685
Foreign Government Obligations	—	6,012,143	—	6,012,143
Money Market Funds	47,905,642	—	—	47,905,642

	$47,905,642	$511,103,828	$—	$559,009,470

See notes to financial statements.

36	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments October 31, 2021	iShares® J.P. Morgan EM High Yield Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Corporate Bonds & Notes(a)

Argentina — 0.9%
Agua y Saneamientos Argentinos SA, 6.63%, 02/01/23 (Call 11/08/21)(b)	$150	$85,294
Arcor SAIC, 6.00%, 07/06/23(b)	300	291,217
Arcos Dorados Holdings Inc., 5.88%, 04/04/27 (Call 04/04/22)(b)	300	309,150
MercadoLibre Inc., 3.13%, 01/14/31 (Call 10/14/30)(c)	400	375,520
MSU Energy SA/UGEN SA/UENSA SA, 6.88%, 02/01/25 (Call 02/01/22)(b)	300	243,525
Pampa Energia SA, 7.50%, 01/24/27 (Call 01/24/22)(b)(c)	400	353,950
Transportadora de Gas del Sur SA, 6.75%, 05/02/25 (Call 05/02/22)(b)	300	279,244
YPF SA
6.95%, 07/21/27(b)	450	324,366
7.00%, 12/15/47 (Call 06/15/47)(b)	300	194,250
8.50%, 07/28/25(b)	700	561,006
8.75%, 04/04/24(b)	491	442,820
YPF Sociedad Anonima
1.50%, 09/30/33(b)	300	166,500
2.50%, 06/30/29(b)	475	316,855
4.00%, 02/12/26(b)	400	344,200

		4,287,897

Azerbaijan — 0.9%
International Bank of Azerbaijan OJSC, 3.50%, 09/01/24(b)	550	553,747
Petroleos Mexicanos
4.88%, 01/18/24(c)	600	619,800
6.38%, 01/23/45(c)	895	763,524
6.50%, 06/02/41(c)	900	811,035
Southern Gas Corridor CJSC, 6.88%, 03/24/26(b)	1,200	1,404,225

		4,152,331

Bahrain — 0.3%
AUB Sukuk Ltd., 2.62%, 09/09/26(b)	200	199,200
BBK BSC, 5.50%, 07/09/24(b)	400	407,950
GFH Sukuk Ltd., 7.50%, 01/28/25(b)	200	207,163
Oil and Gas Holding Co. BSCC (The), 7.50%, 10/25/27(b)	600	657,487

		1,471,800

Brazil — 10.7%
Adecoagro SA, 6.00%, 09/21/27(b)(c)	200	207,225
Amaggi Luxembourg International Sarl, 5.25%, 01/28/28(b)	400	400,325
Atento Luxco 1 SA, 8.00%, 02/10/26(b)	300	318,150
Azul Investments LLP, 7.25%, 06/15/26 (Call 06/15/24)(d)	400	370,825
B2W Digital Lux Sarl, 4.38%, 12/20/30 (Call 09/20/30)(b)(c)	400	371,700
B3 SA - Brasil Bolsa Balcao, 4.13%, 09/20/31(d)	200	191,740
Banco Bradesco SA/Cayman Islands, 3.20%, 01/27/25(b)	400	404,000
Banco BTG Pactual SA/Cayman Islands
2.75%, 01/11/26 (Call 12/11/25)(b)	400	385,125
4.50%, 01/10/25 (Call 12/10/24)(b)	600	612,300
7.75%, 02/15/29 (Call 02/15/24)(b)(e)	200	209,100
Banco do Brasil SA/Cayman
3.25%, 09/30/26(c)(d)	400	394,400
4.63%, 01/15/25(b)	600	629,550
4.75%, 03/20/24(b)	400	419,825
4.88%, 04/19/23(b)	400	417,200
6.25%, (Call 04/15/24)(b)(e)(f)	1,000	982,875
9.00%, (Call 06/18/24)(b)(e)(f)	1,200	1,299,600
9.25%, 10/29/49(b)(f)	800	846,650
Banco Safra SA/Cayman Islands, 4.13%, 02/08/23(b)(c)	200	205,725
Banco Votorantim SA, 4.38%, 07/29/25(b)	400	406,125

Security	Par (000)	Value
Brazil (continued)
Braskem America Finance Co., 7.13%, 07/22/41 (Call 01/22/41)(b)(c)	$400	$485,200
Braskem Finance Ltd., 6.45%, 02/03/24	400	437,075
Braskem Netherlands Finance BV
4.50%, 01/10/28 (Call 10/10/27)(b)	800	818,900
4.50%, 01/31/30(b)	800	811,650
5.88%, 01/31/50(b)	400	425,700
8.50%, 01/23/81 (Call 10/24/25)(b)(e)	200	223,288
BRF SA
4.88%, 01/24/30 (Call 10/24/29)(b)	400	396,904
5.75%, 09/21/50 (Call 03/21/50)(b)	400	373,075
Cemig Geracao e Transmissao SA, 9.25%, 12/05/24 (Call 12/05/23)(b)	600	668,737
Centrais Eletricas Brasileiras SA
3.63%, 02/04/25(b)	400	400,575
4.63%, 02/04/30(b)	400	390,700
Cosan Luxembourg SA, 7.00%, 01/20/27 (Call 01/20/22)(b)	600	622,800
Cosan SA, 5.50%, 09/20/29 (Call 09/20/24)(b)(c)	400	418,075
CSN Inova Ventures, 6.75%, 01/28/28 (Call 01/28/24)(b)	800	848,600
CSN Resources SA
4.63%, 06/10/31 (Call 06/10/26)(b)	600	588,600
7.63%, 04/17/26 (Call 04/17/22)(b)(c)	200	210,600
Embraer Netherlands Finance BV
5.05%, 06/15/25	600	622,237
5.40%, 02/01/27(c)	300	313,050
FS Luxembourg Sarl, 10.00%, 12/15/25(b)	400	439,750
Globo Comunicacao e Participacoes SA, 4.88%, 01/22/30(b)	400	386,000
Gol Finance SA
7.00%, 01/31/25(b)	300	271,181
8.00%, 06/30/26 (Call 12/24/22)(b)	400	387,825
Guara Norte Sarl, 5.20%, 06/15/34(b)	589	577,697
Hidrovias International Finance SARL, 4.95%, 02/08/31 (Call 02/08/26)(b)	400	375,450
InterCement Financial Operations BV, 5.75%, 07/17/24 (Call 11/29/21)(b)	400	371,500
Itau Unibanco Holding SA/Cayman Island
3.25%, 01/24/25(b)(c)	600	606,300
3.88%, 04/15/31 (Call 01/15/26)(b)(e)	400	384,500
4.50%, 11/21/29 (Call 11/21/24)(b)(e)	400	398,325
4.63%, (Call 02/27/25)(b)(e)(f)	400	374,325
5.13%, 05/13/23(b)(c)	920	961,584
6.13%, (Call 12/12/22)(b)(e)(f)	600	594,300
6.50%, (Call 03/19/23)(b)(c)(e)(f)	400	399,825
JBS Finance Luxembourg Sarl, 3.63%, 01/15/32 (Call 01/15/27)(d)	600	591,000
JBS USA Food Co.
5.75%, 01/15/28(b)	600	623,250
7.00%, 01/15/26(b)	400	416,800
JBS USA LUX SA/JBS USA Finance Inc., 6.75%, 02/15/28 (Call 02/15/23)(b)	500	538,219
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance Inc., 3.75%, 12/01/31 (Call 12/01/26)(d)	200	204,750
JSM Global Sarl, 4.75%, 10/20/30(b)	200	190,225
Klabin Austria GmbH
3.20%, 01/12/31 (Call 10/12/30)(b)	400	366,500
5.75%, 04/03/29 (Call 01/03/29)(b)	400	433,120
7.00%, 04/03/49 (Call 10/03/48)(b)	400	460,000
Klabin Finance SA, 4.88%, 09/19/27(b)	200	214,538
Light Servicos de Eletricidade SA/Light Energia SA, 4.38%, 06/18/26 (Call 06/18/24)(d)	400	390,325
MARB BondCo PLC, 3.95%, 01/29/31 (Call 01/29/26)(b)	800	757,000

S C H E D U L E O F I N V E S T M E N T S	37

Schedule of Investments (continued) October 31, 2021	iShares® J.P. Morgan EM High Yield Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Brazil (continued)
MC Brazil Downstream Trading SARL, 7.25%, 06/30/31(d)	$1,000	$973,750
Minerva Luxembourg SA
4.38%, 03/18/31 (Call 03/18/26)(d)	200	189,450
4.38%, 03/18/31(b)	600	568,350
Movida Europe SA, 5.25%, 02/08/31 (Call 02/08/26)(b)	400	377,000
Natura Cosmeticos SA, 4.13%, 05/03/28 (Call 03/03/28)(b)	600	593,880
NBM U.S. Holdings Inc.
6.63%, 08/06/29 (Call 08/06/24)(b)	400	435,200
7.00%, 05/14/26 (Call 05/14/22)(b)	400	422,900
Nexa Resources SA, 5.38%, 05/04/27 (Call 02/04/27)(b)(c)	400	424,450
Odebrecht Drilling Norbe VIII/IX Ltd., 7.35%, (7.35% PIK), 12/01/26 (Call 11/29/21)(b)(c)(g)	487	271,044
Odebrecht Holdco Finance Ltd., 0.00%, 09/10/58 (Call 11/29/21)(b)(h)	850	2,125
Odebrecht Offshore Drilling Finance Ltd., 7.72%,
(7.72% PIK), 12/01/26 (Call 12/01/21)(b)(g)	870	211,259
OI Movel SA, 8.75%, 07/30/26 (Call 07/30/24)(b)	400	412,200
Oi SA, 10.00%, (12.00% PIK), 07/27/25(c)(g)	925	831,806
Petrobras Global Finance BV
5.09%, 01/15/30(c)	1,015	1,033,524
5.30%, 01/27/25	500	542,188
5.50%, 06/10/51 (Call 12/10/50)(c)	800	700,216
5.60%, 01/03/31 (Call 10/03/30)	1,200	1,252,200
5.75%, 02/01/29	400	432,050
6.00%, 01/27/28	918	998,325
6.25%, 03/17/24	300	326,400
6.75%, 01/27/41(c)	600	642,112
6.75%, 06/03/50 (Call 12/03/49)	500	512,313
6.85%, 06/05/2115	1,100	1,066,862
6.88%, 01/20/40	500	543,688
6.90%, 03/19/49(c)	700	733,848
7.25%, 03/17/44(c)	686	747,869
7.38%, 01/17/27	651	763,297
8.75%, 05/23/26(c)	379	465,602
Petrorio Luxembourg SARL, 6.13%, 06/09/26 (Call 06/09/24)(b)	400	401,500
Rede D’or Finance Sarl
4.50%, 01/22/30 (Call 10/22/29)(b)	100	97,925
4.95%, 01/17/28 (Call 10/17/27)(b)	800	821,150
Rumo Luxembourg Sarl
5.25%, 01/10/28 (Call 01/10/24)(b)	400	417,300
5.88%, 01/18/25 (Call 01/18/22)(b)	200	206,038
Simpar Europe SA, 5.20%, 01/26/31(b)	400	384,000
StoneCo Ltd., 3.95%, 06/16/28 (Call 05/16/28)(d)	300	267,525
Ultrapar International SA
5.25%, 10/06/26(b)	400	425,950
5.25%, 06/06/29(b)(c)	400	412,450
Unigel Luxembourg SA, 8.75%, 10/01/26 (Call 10/01/22)(b)	200	212,600
Usiminas International Sarl, 5.88%, 07/18/26 (Call 07/18/23)(b)	400	419,200
XP Inc., 3.25%, 07/01/26 (Call 06/01/26)(b)(c)	400	381,950

		50,763,991

Burkina Faso — 0.0%
Endeavour Mining PLC, 5.00%, 10/14/26 (Call 10/14/23)(d)	200	201,490

Chile — 0.4%
AES Andes SA., 7.13%, 03/26/79 (Call 04/07/24) (b)(e)	400	417,200
Empresa Electrica Guacolda SA, 4.56%, 04/30/25 (Call 01/30/25)(b)	200	125,188
EnfraGen Energia Sur SA, 5.38%, 12/30/30(b)	400	383,504
Kenbourne Invest SA, 6.88%, 11/26/24 (Call 11/29/21)(b)	200	209,000

Security	Par (000)	Value

Chile (continued)
NagaCorp Ltd., 7.95%, 07/06/24 (Call 07/06/22)(b)	$200	$199,787
VTR Comunicaciones SpA, 5.13%, 01/15/28 (Call 07/15/23)(b)(c)	400	415,575
VTR Finance NV, 6.38%, 07/15/28 (Call 07/15/23) (b)	200	212,750

		1,963,004

China — 3.8%
Agile Group Holdings Ltd., 7.88%, (Call 07/31/24) (b)(e)(f)	1,000	560,000
Bank of Communications Co. Ltd., 3.80%, (Call 11/18/25)(b)(e)(f)	1,700	1,762,156
Beijing Enterprises Water Capital Management Holdings Ltd., 4.95%, 05/02/23(b)	200	205,562
Central Plaza Development Ltd., 5.75%, (Call 11/14/24)(b)(e)(f)	200	171,250
China Evergrande Group
7.50%, 06/28/23 (Call 11/29/21)(b)(i)(j)	900	217,692
8.75%, 06/28/25 (Call 11/29/21)(b)(i)(j)	2,400	576,000
10.50%, 04/11/24 (Call 04/11/22)(b)(i)(j)	400	99,000
China Hongqiao Group Ltd., 6.25%, 06/08/24(b)	200	195,062
China SCE Group Holdings Ltd.
7.00%, 05/02/25 (Call 05/02/23)(b)	200	158,000
7.38%, 04/09/24 (Call 04/09/22)(b)	400	347,000
China Shenhua Overseas Capital Co. Ltd., 3.88%, 01/20/25(b)	400	412,672
CIFI Holdings Group Co. Ltd.
5.95%, 10/20/25 (Call 07/20/23)(b)	400	384,125
6.00%, 07/16/25 (Call 01/16/23)(b)	200	193,563
6.45%, 11/07/24 (Call 11/07/22)(b)	400	388,000
Easy Tactic Ltd.
5.88%, 02/13/23 (Call 11/29/21)(b)	400	236,000
11.75%, 08/02/23(b)	200	120,000
Easy Trade Global Co.Ltd., 4.00%, 11/10/25(b)	200	200,037
ENN Clean Energy International Investment Ltd.
3.38%, 05/12/26 (Call 05/12/24)(d)	200	197,834
3.38%, 05/12/26 (Call 05/12/24)(b)	200	197,834
Fortune Star BVI Ltd.
5.00%, 05/18/26 (Call 05/18/24)(b)	400	380,125
5.05%, 01/27/27 (Call 01/27/25)(b)	200	185,063
5.95%, 10/19/25 (Call 10/19/23)(b)	400	399,000
Franshion Brilliant Ltd.
5.75%, (Call 01/17/22)(b)(e)(f)	200	188,063
6.00%, (Call 02/08/26)(b)(e)(f)	400	400,125
Greenland Global Investment Ltd., 5.88%, 07/03/24(b)	400	256,125
Huarong Finance 2017 Co. Ltd.
4.00%, (Call 11/07/22)(b)(e)(f)	400	381,125
4.50%, (Call 01/24/22)(b)(e)(f)	700	684,250
Kaisa Group Holdings Ltd.
9.38%, 06/30/24 (Call 11/29/21)(b)	1,350	378,000
9.75%, 09/28/23 (Call 09/28/22)(b)	400	124,000
9.95%, 07/23/25 (Call 01/23/23)(b)	400	116,000
10.50%, 01/15/25 (Call 01/15/23)(b)	200	58,000
10.88%, 07/23/23 (Call 11/29/21)(b)	400	120,000
11.25%, 04/16/25 (Call 04/16/23)(b)	400	126,000
11.70%, 11/11/25 (Call 11/11/23)(b)	450	126,000
11.95%, 11/12/23 (Call 11/29/21)(b)	400	114,200
KWG Group Holdings Ltd., 5.88%, 11/10/24 (Call 11/16/21)(b)	400	302,000
Lenovo Group Ltd.
4.75%, 03/29/23(b)	400	417,450
5.88%, 04/24/25(b)	600	671,586
RKPF Overseas 2020 A Ltd.
5.13%, 07/26/26 (Call 07/26/24)(b)	400	340,000
5.20%, 01/12/26 (Call 01/12/24)(b)	200	173,000

38	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2021	iShares® J.P. Morgan EM High Yield Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

China (continued)
Scenery Journey Ltd., 13.75%, 11/06/23 (Call 11/29/21)(b)(i)(j)	$300	$65,250
Shui On Development Holding Ltd.
5.75%, 11/12/23 (Call 11/29/21)(b)	600	579,187
6.15%, 08/24/24 (Call 08/24/22)(b)	200	190,563
6.40%, (Call 06/20/22)(b)(e)(f)	200	192,063
Sino-Ocean Land Treasure III Ltd., 4.90%, (Call 09/21/22)(b)(e)(f)	400	326,000
Sunac China Holdings Ltd.
5.95%, 04/26/24 (Call 01/26/23)(b)	600	435,000
6.50%, 07/09/23 (Call 07/09/22)(b)	200	155,000
6.50%, 01/10/25 (Call 01/10/23)(b)	400	280,000
7.00%, 07/09/25 (Call 07/09/23)(b)	400	280,000
8.35%, 04/19/23 (Call 11/29/21)(b)	400	306,125
Times China Holdings Ltd.
5.55%, 06/04/24 (Call 06/04/23)(b)	200	157,000
6.75%, 07/08/25 (Call 07/08/23)(b)	400	306,000
Wanda Properties International Co. Ltd., 7.25%, 01/29/24(b)	400	376,125
Well Hope Development Ltd., 3.88%, (Call 10/19/22)(b)(e)(f)	600	609,000
West China Cement Ltd. Co., 4.95%, 07/08/26 (Call 07/08/24)(b)	400	387,125
Yancoal International Resources Development Co. Ltd., 3.50%, 11/04/23(b)	400	402,325
Yanlord Land HK Co. Ltd., 5.13%, 05/20/26 (Call 05/20/24)(b)	400	388,000
Yuzhou Group Holdings Co. Ltd.
6.35%, 01/13/27 (Call 01/13/25)(b)	200	80,000
7.38%, 01/13/26 (Call 01/13/24)(b)	400	164,000

		18,240,662

Colombia — 2.5%
AI Candelaria Spain SLU, 5.75%, 06/15/33 (Call 06/15/28)(b)	400	388,000
Banco Davivienda SA, 6.65%, (Call 04/22/31) (b)(e)(f)	200	208,662
Banco de Bogota SA
4.38%, 08/03/27 (Call 05/03/27)(b)(c)	200	208,100
5.38%, 02/19/23(b)(c)	200	206,880
6.25%, 05/12/26(b)(c)	800	872,000
Bancolombia SA
3.00%, 01/29/25 (Call 12/29/24)(c)	400	402,950
4.63%, 12/18/29 (Call 12/18/24)(c)(e)	400	409,000
4.88%, 10/18/27 (Call 10/18/22)(e)	400	403,200
Colombia Telecomunicaciones SA ESP, 4.95%, 07/17/30 (Call 04/17/30)(b)	200	205,038
Ecopetrol SA
4.13%, 01/16/25	800	827,600
5.38%, 06/26/26 (Call 03/26/26)	350	378,503
5.88%, 09/18/23	1,200	1,286,670
5.88%, 05/28/45(c)	1,500	1,513,125
6.88%, 04/29/30 (Call 01/29/30)	1,400	1,613,500
7.38%, 09/18/43	100	116,144
Geopark Ltd., 5.50%, 01/17/27 (Call 01/17/24)(b)(c)	200	198,725
Grupo Aval Ltd., 4.38%, 02/04/30 (Call 11/04/29)(b)	600	584,625
Grupo de Inversiones Suramericana SA, 5.50%, 04/29/26(b)(c)	400	432,450
Millicom International Cellular SA
4.50%, 04/27/31 (Call 04/27/26)(b)	400	409,625
6.25%, 03/25/29 (Call 03/25/24)(b)	360	391,792
Oleoducto Central SA, 4.00%, 07/14/27 (Call 05/14/27)(b)	200	204,413
Sierracol Energy Andina Co., 6.00%, 06/15/28 (Call 06/15/24)(b)(c)	400	392,825
Termocandelaria Power Ltd., 7.88%, 01/30/29 (Call 01/30/23)(b)(c)	370	381,632

		12,035,459

Security	Par (000)	Value

Congo, The Democratic Republic — 0.1%
HTA Group Ltd./Mauritius, 7.00%, 12/18/25 (Call 06/18/22)(b)	$400	$416,325

Ghana — 0.5%
Kosmos Energy Ltd., 7.13%, 04/04/26 (Call 04/04/22)(b)	400	396,000
Sunac China Holdings Ltd., 6.65%, 08/03/24 (Call 08/03/22)(b)	600	429,187
Tullow Oil PLC
7.00%, 03/01/25 (Call 11/29/21)(b)(c)	400	350,000
10.25%, 05/15/26 (Call 05/06/23)(d)	1,000	1,048,750

		2,223,937

Guatemala — 0.2%
Central American Bottling Corp., 5.75%, 01/31/27 (Call 01/31/22)(b)(c)	400	413,575
Investment Energy Resources Ltd., 6.25%, 04/26/29 (Call 04/26/25)(b)	400	426,000

		839,575

Hong Kong — 2.7%
Bank of Communications Hong Kong Ltd., 3.73%, (Call 03/03/25)(b)(e)(f)	250	255,391
Bank of East Asia Ltd. (The)
5.63%, (Call 05/18/22)(b)(e)(f)	400	403,700
5.83%, (Call 10/21/25)(b)(e)(f)	500	522,031
5.88%, (Call 09/19/24)(b)(e)(f)	250	260,047
CAS Capital No. 1 Ltd., 4.00%, (Call 07/12/26)(b)(e)(f)	400	401,125
Cathay Pacific MTN Financing HK Ltd., 4.88%, 08/17/26(b)	400	396,700
Celestial Dynasty Ltd., 4.25%, 06/27/29(b)	800	807,900
Celestial Miles Ltd., 5.75%, (Call 01/31/24)(b)(e)(f)	200	206,413
China CITIC Bank International Ltd., 7.10%, (Call 11/06/23)(b)(e)(f)	400	430,125
FWD Group Ltd.
0.00%, (Call 06/15/22)(b)(e)(f)(h)	400	381,575
5.75%, 07/09/24(b)	200	204,288
6.38%, (Call 09/13/24)(b)(e)(f)	800	806,150
Henderson Land MTN Ltd., 2.38%, 05/27/25(b)	400	395,700
Li & Fung Ltd., 5.25%, (Call 05/03/22)(b)(f)	400	275,450
Nanyang Commercial Bank Ltd., 5.00%, (Call 06/02/22)(b)(e)(f).	600	607,312
New World China Land Ltd., 4.75%, 01/23/27(b)	400	416,825
NWD Finance BVI Ltd.
4.13%, (Call 03/10/28)(b)(e)(f)	600	586,500
4.80%, (Call 09/09/23)(b)(f)	200	194,725
5.25%, (Call 03/22/26)(b)(e)(f)	600	621,862
6.25%, (Call 03/07/24)(b)(f)	800	818,650
NWD MTN Ltd.
4.13%, 07/18/29(b)	800	800,900
4.50%, 05/19/30(b)	200	202,850
PCPD Capital Ltd., 5.13%, 06/18/26 (Call 06/18/24) (b)	600	593,587
Petroleos Mexicanos, 6.49%, 01/23/27 (Call 11/23/26)	1,350	1,433,565
Seaspan Corp., 5.50%, 08/01/29 (Call 08/01/24)(b)	400	403,964
Wheelock MTN BVI Ltd., 2.38%, 01/25/26(b)	200	196,913

		12,624,248

India — 2.2%
ABJA Investment Co. Pte Ltd., 5.95%, 07/31/24(b)	425	463,250
Adani Green Energy Ltd., 4.38%, 09/08/24(d)	400	405,000
Adani Green Energy UP Ltd./Prayatna Developers Pvt Ltd./Parampujya Solar Energy, 6.25%, 12/10/24(b)	200	214,287
Axis Bank Ltd./Gift City, 4.10%, (Call 09/08/26)(d)(e)(f)	200	197,063
Continuum Energy Levanter Pte Ltd., 4.50%, 02/09/27 (Call 02/09/24)(b)	397	406,057
Delhi International Airport Ltd.
6.13%, 10/31/26(b)	200	201,100

S C H E D U L E O F I N V E S T M E N T S	39

Schedule of Investments (continued) October 31, 2021	iShares® J.P. Morgan EM High Yield Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

India (continued)
6.45%, 06/04/29(b)	$400	$395,625
Future Retail Ltd., 5.60%, 01/22/25 (Call 01/22/23) (b)	200	119,000
Greenko Dutch BV, 3.85%, 03/29/26 (Call 03/29/23) (b)	591	594,694
Greenko Solar Mauritius Ltd.
5.55%, 01/29/25(b)	400	407,500
5.95%, 07/29/26 (Call 07/29/22)(b)	200	210,812
HDFC Bank Ltd., 3.70%, (Call 08/25/26)(d)(e)(f)	600	595,500
JSW Hydro Energy Ltd.
4.13%, 05/18/31 (Call 05/18/26)(d)	200	199,813
4.13%, 05/18/31 (Call 05/18/26)(b)	200	199,813
JSW Steel Ltd.
3.95%, 04/05/27 (Call 10/05/26)(d)	400	402,500
5.05%, 04/05/32 (Call 10/05/31)(d)	200	201,500
5.95%, 04/18/24(b)	400	423,500
Network i2i Ltd.
3.98%, (b)(f)	200	201,475
5.65%, (Call 01/15/25)(b)(e)(f)	600	634,050
Periama Holdings LLC/DE, 5.95%, 04/19/26(b)	400	432,500
ReNew Power Synthetic, 6.67%, 03/12/24 (Call 11/29/21)(b)	200	208,975
ReNew Wind Energy AP2/ReNew Power Pvt Ltd. other 9 Subsidiaries, 4.50%, 07/14/28 (Call 10/14/23)(b)	400	406,625
Shriram Transport Finance Co. Ltd., 4.40%, 03/13/24(b)(c)	400	400,500
Vedanta Resources Finance II PLC
8.95%, 03/11/25 (Call 09/11/24)(b)	800	808,000
9.25%, 04/23/26 (Call 04/23/23)(b)	200	191,000
13.88%, 01/21/24 (Call 12/21/22)(b)	600	648,750
Vedanta Resources Ltd.
6.13%, 08/09/24 (Call 11/29/21)(b)	600	547,612
7.13%, 05/31/23(b)	300	289,687

		10,406,188

Indonesia — 0.6%
Adaro Indonesia PT, 4.25%, 10/31/24 (Call 10/31/22)(b)(c)	500	510,562
Bank Negara Indonesia Persero Tbk PT, 3.75%, 03/30/26(b)	200	202,585
Indika Energy Capital III Pte Ltd., 5.88%, 11/09/24 (Call 11/29/21)(b)	800	810,650
Medco Bell Pte Ltd., 6.38%, 01/30/27 (Call 01/30/24)(b)	200	204,000
Medco Oak Tree Pte Ltd., 7.38%, 05/14/26 (Call 05/14/23)(b)(c)	800	855,250
Saka Energi Indonesia PT, 4.45%, 05/05/24(b)	400	387,950

		2,970,997

Israel — 2.2%
Energean Israel Finance Ltd.
4.50%, 03/30/24 (Call 12/30/23)(d)	300	305,190
4.88%, 03/30/26 (Call 12/30/25)(d)	300	304,500
5.38%, 03/30/28 (Call 09/30/27)(d)	400	404,800
5.88%, 03/30/31 (Call 09/30/30)(d)	400	405,000
Greenko Investment Co., 4.88%, 08/16/23 (Call 11/29/21)(b)	200	202,100
Leviathan Bond Ltd.
5.75%, 06/30/23 (Call 03/30/23)(d)	300	309,713
6.13%, 06/30/25 (Call 03/30/25)(d)	300	322,650
6.50%, 06/30/27 (Call 12/30/26)(d)	400	435,325
6.75%, 06/30/30 (Call 12/30/29)(d)	300	328,665
Playtika Holding Corp., 4.25%, 03/15/29 (Call 03/15/24)(b)	300	300,000
Teva Pharmaceutical Finance Co. LLC, 6.15%, 02/01/36(c)	500	535,180
Teva Pharmaceutical Finance Netherlands III BV
2.80%, 07/21/23	1,675	1,681,993
3.15%, 10/01/26(c)	2,000	1,880,000
4.10%, 10/01/46	1,050	862,018
6.00%, 04/15/24 (Call 01/15/24)	600	630,113
6.75%, 03/01/28 (Call 12/01/27)(c)	800	876,400

Security	Par (000)	Value

Israel (continued)
7.13%, 01/31/25 (Call 10/31/24)	$600	$641,064

		10,424,711

Jamaica — 0.4%
Digicel Group Holdings Ltd., 10.00%, (2.00% PIK), 04/01/24 (Call 11/15/21)(c)(g)	675	677,031
Digicel International Finance Ltd./Digicel international Holdings Ltd., 8.75%, 05/25/24 (Call 11/15/21)(b)	750	778,141
Digicel Ltd., 6.75%, 03/01/23 (Call 11/15/21)(b)(c)	400	387,500

		1,842,672

Kuwait — 0.2%
Burgan Bank SAK, 5.75%, (Call 07/09/24)(b)(e)(f)	400	405,825
Kuwait Projects Co. SPC Ltd.
4.23%, 10/29/26(b)	400	377,575
4.50%, 02/23/27(b)	200	188,788

		972,188

Luxembourg — 0.4%
Altice Financing SA
5.00%, 01/15/28 (Call 01/15/23)(b)	600	576,672
5.75%, 08/15/29 (Call 08/15/24)(d)	1,200	1,177,500

		1,754,172

Macau — 1.8%
Champion Path Holdings Ltd.
4.50%, 01/27/26 (Call 01/27/24)(b)	200	198,562
4.85%, 01/27/28 (Call 01/27/25)(b)	400	393,450
Embraer Netherlands Finance BV, 6.95%, 01/17/28(b)	400	443,200
Melco Resorts Finance Ltd.
4.88%, 06/06/25 (Call 11/29/21)(b)	200	196,913
5.25%, 04/26/26 (Call 04/26/22)(b)	800	789,900
5.38%, 12/04/29 (Call 12/04/24)(b)(c)	600	589,237
5.63%, 07/17/27 (Call 07/17/22)(b)	200	199,975
5.75%, 07/21/28 (Call 07/21/23)(b)(c)	400	396,000
MGM China Holdings Ltd.
4.75%, 02/01/27 (Call 02/01/24)(b)	400	382,800
5.25%, 06/18/25 (Call 06/18/22)(b)	400	393,825
5.38%, 05/15/24 (Call 11/08/21)(b)	800	799,400
Studio City Finance Ltd.
5.00%, 01/15/29 (Call 01/15/24)(b)	600	538,500
6.00%, 07/15/25 (Call 07/15/22)(b)	400	388,100
6.50%, 01/15/28 (Call 07/15/23)(b)	400	384,125
Wynn Macau Ltd.
4.88%, 10/01/24 (Call 11/29/21)(b)	400	378,075
5.13%, 12/15/29 (Call 12/15/24)(b)	600	537,000
5.50%, 01/15/26 (Call 06/15/22)(b)	400	376,700
5.50%, 10/01/27 (Call 10/01/22)(b)	400	373,125
5.63%, 08/26/28 (Call 08/26/23)(b)	800	739,704

		8,498,591

Mexico — 7.5%
Banco Mercantil del Norte SA/Grand Cayman
6.75%, (Call 09/27/24)(b)(e)(f)	300	312,994
7.50%, (Call 06/27/29)(b)(e)(f)	400	438,200
7.63%, (b)(c)(f)	400	440,700
8.38%, (b)(f)	200	233,050
BBVA Bancomer SA/Texas
5.13%, 01/18/33 (Call 01/17/28)(b)(e)	600	618,900
5.88%, 09/13/34 (Call 09/13/29)(b)(e)	350	380,581
Braskem Idesa SAPI
6.99%, 02/20/32 (Call 02/20/27)(d)	500	511,400
7.45%, 11/15/29 (Call 11/15/24)(b)(c)	600	633,180

40	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2021	iShares® J.P. Morgan EM High Yield Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Mexico (continued)
Cemex SAB de CV
3.88%, 07/11/31 (Call 07/11/26)(b)	$1,000	$999,300
5.20%, 09/17/30 (Call 09/17/25)(b)	800	864,140
5.45%, 11/19/29 (Call 11/19/24)(b)	600	648,045
7.38%, 06/05/27 (Call 06/05/23)(b)	400	441,583
Cemex SAB De CV, 5.13%, (Call 06/08/26)(b)(e)(f)	500	516,012
CIBANCO SA Institucion de Banca Multiple Trust CIB/3332, 4.38%, 07/22/31 (Call 04/22/31)(d)	400	383,040
Credito Real SAB de CV, 8.00%, 01/21/28(b)	400	335,075
Grupo Bimbo SAB de CV, 5.95%, (Call 04/17/23)(b)(e)(f)	200	208,100
Mexico Remittances Funding Fiduciary Estate Management Sarl, 4.88%, 01/15/28(b)	200	193,288
Nemak SAB de CV
3.63%, 06/28/31 (Call 03/28/31)(d)	200	186,163
3.63%, 06/28/31 (Call 03/28/31)(b)	200	186,163
Petroleos Mexicanos
4.50%, 01/23/26	800	805,112
5.35%, 02/12/28	1,400	1,395,310
5.95%, 01/28/31 (Call 10/28/30)	2,133	2,093,539
6.35%, 02/12/48(c)	1,650	1,400,437
6.50%, 03/13/27	3,100	3,292,975
6.50%, 01/23/29	1,100	1,142,653
6.63%, 06/15/35(c)	1,500	1,446,037
6.75%, 09/21/47(c)	3,400	2,996,250
6.84%, 01/23/30 (Call 10/23/29)	2,550	2,660,287
6.88%, 10/16/25(b)	850	926,670
6.88%, 08/04/26	1,730	1,883,970
6.95%, 01/28/60 (Call 07/28/59)	2,150	1,900,600
7.69%, 01/23/50 (Call 07/23/49)(c)	4,500	4,297,500
Total Play Telecomunicaciones SA de CV
6.38%, 09/20/28 (Call 09/30/25)(c)(d)	200	196,750
7.50%, 11/12/25(b)(c)	400	414,700
Unifin Financiera SAB de CV, 9.88%, 01/28/29 (Call 01/28/25)(b)	400	370,000

		35,752,704

Moldova — 0.0%
Aragvi Finance International SR, 8.45%, 04/29/26 (Call 04/29/24)(b)	200	205,800

Morocco — 0.4%
OCP SA
4.50%, 10/22/25(b)	200	211,225
5.13%, 06/23/51 (Call 12/23/50)(b)	400	386,700
5.63%, 04/25/24(b)	300	322,462
6.88%, 04/25/44(b)	400	479,200
OCP Group, 3.75%, 06/23/31 (Call 03/23/31)(b)	400	392,000

		1,791,587

Nigeria — 0.3%
Access Bank PLC
6.13%, 09/21/26(d)	200	200,313
9.13%, (Call 10/07/26)(d)(e)(f)	200	198,000
IHS Netherlands Holdco BV
7.13%, 03/18/25 (Call 11/29/21)(b)	200	206,537
8.00%, 09/18/27 (Call 09/18/22)(b)	600	637,687
SEPLAT Energy PLC, 7.75%, 04/01/26 (Call 04/01/23)(b)	400	409,720

		1,652,257

Oman — 0.4%
Axis Bank., 4.10%, (b)	200	197,063
Bank Muscat SAOG, 4.75%, 03/17/26(b)	600	617,437
National Bank of Oman SAOG, 5.63%, 09/25/23(b)	200	206,787

Security	Par (000)	Value
Oman (continued)
Oztel Holdings SPC Ltd.
5.63%, 10/24/23(b)	$400	$414,325
6.63%, 04/24/28(b)	500	548,375

		1,983,987

Panama — 0.3%
C&W Senior Financing DAC, 6.88%, 09/15/27 (Call 09/15/22)(b)(c)	800	841,000
Cable Onda SA, 4.50%, 01/30/30 (Call 01/30/25)(b)	400	414,880
Sable International Finance Ltd., 5.75%, 09/07/27 (Call 09/07/22)(b)	200	207,500

		1,463,380

Paraguay — 0.2%
Bioceanico Sovereign Certificate Ltd., 0.00%, 06/05/34(b)(h)	486	360,886
Telefonica Celular del Paraguay SA, 5.88%, 04/15/27(b)	400	415,325

		776,211

Peru — 0.4%
Cia de Minas Buenaventura SAA, 5.50%, 07/23/26 (Call 07/23/23)(d)	400	395,325
Hunt Oil Co. of Peru LLC Sucursal Del Peru, 6.38%, 06/01/28(b)	400	393,075
Inkia Energy Ltd., 5.88%, 11/09/27 (Call 11/09/22)(b)	400	411,575
InRetail Consumer, 3.25%, 03/22/28 (Call 01/22/28)(b)	400	391,825
Nexa Resources SA, 6.50%, 01/18/28 (Call 10/18/27)(b)	200	221,925
Peru LNG Srl, 5.38%, 03/22/30(b)	400	335,250

		2,148,975

Philippines — 0.7%
JGSH Philippines Ltd., 4.13%, 07/09/30(b)	400	424,325
Manila Water Co. Inc., 4.38%, 07/30/30 (Call 07/30/25)(b)	200	209,475
Petron Corp.
4.60%, (Call 07/19/23)(b)(e)(f)	200	199,288
5.95%, (Call 04/19/26)(b)(e)(f)	400	413,125
San Miguel Crop., 5.50%, (Call 07/29/25)(b)(e)(f)	200	205,812
SMC Global Power Holdings Corp.
5.45%, (Call 12/09/26)(b)(e)(f)	400	391,320
5.70%, (Call 01/21/26)(b)(e)(f)	200	197,350
5.95%, (Call 05/05/25)(b)(e)(f)	200	199,430
6.50%, (Call 04/25/24)(b)(e)(f)	800	810,160
7.00%, (Call 10/21/25)(b)(e)(f)	400	413,950

		3,464,235

Poland — 0.1%
Canpack SA/Canpack U.S. LLC, 3.88%, 11/15/29 (Call 11/15/24)(d)	400	398,000

Qatar — 0.1%
Commercial Bank PSQC (The), 4.50%, (Call 03/03/26)(b)(e)(f)	400	402,625

Russia — 2.0%
Alfa Bank AO Via Alfa Bond Issuance PLC
5.95%, 04/15/30 (Call 04/15/25)(b)(e)	600	620,362
6.95%, (Call 04/30/23)(b)(e)(f)	400	409,575
8.00%, (Call 02/03/22)(b)(e)(f)	400	402,200
Credit Bank of Moscow Via CBOM Finance PLC
3.88%, 09/21/26(d)	200	194,520
4.70%, 01/29/25(b)	200	204,913
8.88%, (Call 11/10/22)(b)(e)(f)	400	406,075
Eurochem Finance DAC, 5.50%, 03/13/24 (Call 12/13/23)(b)	400	429,669
Evraz PLC
5.25%, 04/02/24 (Call 01/02/24)(b)	400	427,200
5.38%, 03/20/23(b)	600	627,862
Polyus Finance PLC, 3.25%, 10/14/28 (Call 07/14/28)(d)	400	396,125

S C H E D U L E O F I N V E S T M E N T S	41

Schedule of Investments (continued) October 31, 2021	iShares® J.P. Morgan EM High Yield Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Russia (continued)
Suek Securities DAC, 3.38%, 09/15/26(d)	$200	$199,380
Tinkoff Bank JSC Via TCS Finance Ltd., 6.00%, (Call 12/20/26)(d)(e)(f)	400	398,125
TMK OAO Via TMK Capital SA, 4.30%, 02/12/27(b)	400	401,700
Uralkali OJSC Via Uralkali Finance DAC, 4.00%, 10/22/24(b)	400	414,075
VEON Holdings BV
3.38%, 11/25/27 (Call 08/25/27)(b)	800	800,400
4.00%, 04/09/25 (Call 01/09/25)(b)	800	829,000
4.95%, 06/16/24 (Call 03/16/24)(b)	400	424,950
5.95%, 02/13/23(b)	400	422,075
VTB Bank PJSC Via VTB Eurasia DAC, 9.50%, (Call 12/06/22)(b)(e)(f)	1,250	1,331,875

		9,340,081

Saudi Arabia — 0.3%
Arabian Centres Sukuk II Ltd., 5.63%, 10/07/26(b)	600	625,688
Arabian Centres Sukuk Ltd., 5.38%, 11/26/24(b)	200	208,225
Dar Al-Arkan Sukuk Co. Ltd., 6.75%, 02/15/25(b)	600	631,050

		1,464,963

Singapore — 0.2%
GLP Pte Ltd., 4.50%, (Call 05/17/26)(b)(e)(f)	400	385,125
Singapore Airlines Ltd., 3.00%, 07/20/26 (Call 06/20/26)(b)	400	406,300

		791,425

South Africa — 1.5%
Absa Group Ltd., 6.38%, (Call 05/27/26)(b)(e)(f)	400	414,125
Bidvest Group UK PLC (The), 3.63%, 09/23/26 (Call 09/23/23)(d)	400	400,480
Eskom Holdings SOC Ltd.
6.35%, 08/10/28(b)	600	645,000
6.75%, 08/06/23(b)	617	636,397
7.13%, 02/11/25(b)	660	684,585
FirstRand Bank Ltd., 6.25%, 04/23/28 (Call 04/23/23)(b)(e)	200	207,538
Gold Fields Orogen Holdings BVI Ltd.
5.13%, 05/15/24 (Call 04/15/24)(b)	400	425,950
6.13%, 05/15/29 (Call 02/15/29)(b)	200	230,725
Liquid Telecommunications Financing PLC, 5.50%, 09/04/26 (Call 03/04/23)(b)	400	415,125
MTN Mauritius Investments Ltd.
4.76%, 11/11/24(b)	600	624,750
6.50%, 10/13/26(b)	200	225,912
Sasol Financing USA LLC
4.38%, 09/18/26 (Call 08/18/26)(c)	400	406,000
5.50%, 03/18/31 (Call 03/18/30)	400	410,000
5.88%, 03/27/24 (Call 02/27/24)	800	842,600
6.50%, 09/27/28 (Call 06/27/28)	400	443,000

		7,012,187

South Korea — 0.2%
SK Innovation Co. Ltd., 4.13%, 07/13/23(b)	200	208,204
Woori Bank
4.25%, (Call 10/04/24)(b)(e)(f)	400	411,950
5.25%, (Call 05/16/22)(b)(e)(f)	200	203,038

		823,192

Supranational — 0.2%
Eastern & Southern African Trade & Development Bank (The)
4.13%, 06/30/28(b)	400	403,000
4.88%, 05/23/24(b)	400	418,572

		821,572

Switzerland — 0.0%
Oriflame Investment Holding PLC, 5.13%, 05/04/26 (Call 05/15/23)(d)	200	198,220

Security	Par (000)	Value

Thailand — 0.5%
Bangkok Bank PCL/Hong Kong
3.73%, 09/25/34 (Call 09/25/29)(b)(e)	$600	$609,300
5.00%, (b)	400	413,075
Kasikornbank PCL/Hong Kong, 3.34%, 10/02/31 (Call 10/02/26)(b)(e)	800	801,650
Krung Thai Bank PCL/Cayman Islands, 4.40%, (Call 03/25/26)(b)(e)(f)	400	399,125

		2,223,150

Togo — 0.0%
Ecobank Transnational Inc., 9.50%, 04/18/24(b)	200	215,663

Turkey — 2.4%
Akbank TAS
5.13%, 03/31/25(b)	400	396,700
6.80%, 02/06/26(b)	400	411,825
6.80%, 06/22/31 (Call 06/22/26)(d)(e)	200	193,813
7.20%, 03/16/27 (Call 03/16/22)(b)(e)	200	200,663
Arcelik AS, 5.00%, 04/03/23(b)	200	205,037
Aydem Yenilenebilir Enerji AS, 7.75%, 02/02/27 (Call 02/02/24)(d)	400	379,000
Coca-Cola Icecek AS, 4.22%, 09/19/24 (Call 06/19/24)(b)	200	207,350
KOC Holding AS
5.25%, 03/15/23 (Call 12/15/22)(b)	600	608,925
6.50%, 03/11/25 (Call 12/11/24)(b)	400	420,825
Mersin Uluslararasi Liman Isletmeciligi AS, 5.38%, 11/15/24 (Call 11/15/22)(b)	200	205,912
QNB Finansbank AS, 6.88%, 09/07/24(b)	400	427,325
Sunac China Holdings Ltd., 6.50%, 01/26/26 (Call 01/26/24)(b)	200	140,000
Turk Telekomunikasyon AS
4.88%, 06/19/24(b)	200	203,912
6.88%, 02/28/25(b)	400	426,792
Turkcell Iletisim Hizmetleri AS
5.75%, 10/15/25(b)	200	208,225
5.80%, 04/11/28 (Call 01/11/28)(b)	400	416,000
Turkiye Garanti Bankasi AS
5.88%, 03/16/23(b)	300	309,431
6.13%, 05/24/27 (Call 05/24/22)(b)(e)	400	398,700
Turkiye Is Bankasi AS
6.13%, 04/25/24(b)	800	817,900
7.00%, 06/29/28 (Call 06/29/23)(b)(e)	200	199,913
7.75%, 01/22/30 (Call 01/22/25)(b)(e)	400	405,950
Turkiye Petrol Rafinerileri AS, 4.50%, 10/18/24 (Call 07/20/24)(b)	400	396,450
Turkiye Sise ve Cam Fabrikalari AS, 6.95%, 03/14/26 (Call 12/14/25)(b)	300	324,244
Turkiye Vakiflar Bankasi TAO
5.25%, 02/05/25(b)	200	195,725
5.50%, 10/01/26(c)(d)	200	191,813
6.50%, 01/08/26(b)	400	401,125
8.13%, 03/28/24(b)	600	641,737
Ulker Biskuvi Sanayi AS, 6.95%, 10/30/25(b)	400	419,575
Yapi ve Kredi Bankasi AS
5.85%, 06/21/24(b)	300	305,494
6.10%, 03/16/23(b)	200	205,037
7.88%, 01/22/31 (Call 01/22/26)(b)(e)	200	203,563
8.25%, 10/15/24(b)	400	430,200
13.88%, (Call 01/15/24)(b)(e)(f)	400	454,125

		11,353,286

42	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2021	iShares® J.P. Morgan EM High Yield Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Ukraine — 0.4%
DTEK Finance PLC, 5.00%, (5.00% PIK), 12/31/27 (Call 11/29/21)(b)(g)	$937	$569,498
Metinvest BV
7.75%, 10/17/29(b)	200	217,750
8.50%, 04/23/26 (Call 01/23/26)(b)	400	449,950
MHP Lux SA, 6.95%, 04/03/26(b)	200	212,475
MHP SE, 7.75%, 05/10/24(b)	400	431,950

		1,881,623

United Arab Emirates — 1.5%
ADIB Capital Invest 2 Ltd., 7.13%, (Call 09/20/23)(b)(e)(f)	400	425,325
Commercial Bank of Dubai PSC, 6.00%, (Call 04/21/26)(b)(e)(f)	400	422,125
DIB Tier 1 Sukuk 3 Ltd., 6.25%, (Call 01/22/25)(b)(e)(f)	400	422,625
DIB Tier 1 Sukuk 4 Ltd., 4.63%, (Call 05/19/26)(b)(e)(f)	600	609,188
DP World Salaam, 6.00%, (Call 10/01/25)(b)(e)(f)	1,000	1,095,937
Emaar Sukuk Ltd.
3.64%, 09/15/26(b)	400	415,575
3.70%, 07/06/31(b)	400	408,625
3.88%, 09/17/29(b)	200	207,350
EMG Sukuk Ltd., 4.56%, 06/18/24(b)	600	634,425
Emirates NBD Bank PJSC
4.25%, (Call 02/27/27)(b)(e)(f)	400	405,125
6.13%, (Call 03/20/25)(b)(e)(f)	600	633,937
6.13%, (Call 04/09/26)(b)(e)(f)	400	433,575
GEMS MENASA Cayman Ltd./GEMS Education Delaware LLC, 7.13%, 07/31/26 (Call 07/31/22)(b)	600	621,000
Shelf Drilling Holdings Ltd., 8.25%, 02/15/25(b)	500	386,100

		7,120,912

Vietnam — 0.1%
Mong Duong Finance Holdings BV, 5.13%, 05/07/29(b)	250	248,484

Zambia — 0.7%
First Quantum Minerals Ltd.
6.50%, 03/01/24 (Call 11/08/21)(b)	400	406,000
6.88%, 03/01/26 (Call 11/08/21)(b)	600	623,625
6.88%, 10/15/27 (Call 10/15/23)(b)	800	857,650
7.25%, 04/01/23 (Call 11/08/21)(b)	800	814,800
7.50%, 04/01/25 (Call 11/08/21)(b)	800	825,000

		3,527,075

Total Corporate Bonds & Notes — 51.2% (Cost: $248,044,375)		243,151,832

Foreign Government Obligations(a)

Angola — 0.9%
Angolan Government International Bond
8.00%, 11/26/29(b)	1,000	990,500
8.25%, 05/09/28(b)	800	803,400
9.13%, 11/26/49(b)	1,000	972,687
9.38%, 05/08/48(b)	800	791,400
9.50%, 11/12/25(b)	800	863,400

		4,421,387

Argentina — 2.5%
Argentine Republic Government International Bond
0.50%, 07/09/30 (Call 11/29/21)(k)	9,083	3,110,866
1.00%, 07/09/29 (Call 11/29/21)(c)	1,649	596,980
1.13%, 07/09/35 (Call 11/29/21)(k)	11,596	3,559,771
1.13%, 07/09/46 (Call 11/29/21)(k)	1,190	374,850
2.00%, 01/09/38 (Call 11/29/21)(c)(k)	6,456	2,359,764

Security	Par (000)	Value

Argentina (continued)
2.50%, 07/09/41 (Call 11/29/21)(c)(k)	$5,800	$1,986,500

		11,988,731

Azerbaijan — 0.4%
Republic of Azerbaijan International Bond
3.50%, 09/01/32(b)	450	459,506
4.75%, 03/18/24(b)	800	854,150
State Oil Co. of the Azerbaijan Republic, 4.75%, 03/13/23(b)	600	621,675

		1,935,331

Bahrain — 1.9%
Bahrain Government International Bond
5.25%, 01/25/33(b)	600	573,188
5.45%, 09/16/32(b)	400	390,625
5.63%, 09/30/31(b)	600	595,988
6.00%, 09/19/44(b)	800	737,650
6.13%, 08/01/23(b)	800	846,650
6.75%, 09/20/29(b)	800	862,900
7.00%, 01/26/26(b)	600	665,362
7.00%, 10/12/28(b)	900	984,656
7.38%, 05/14/30(b)	600	667,425
CBB International Sukuk Co. 5 SPC, 5.62%, 02/12/24(b)	600	633,675
CBB International Sukuk Co. 7 SPC, 6.88%, 10/05/25(b)	600	682,500
CBB International Sukuk Programme Co WLL
3.95%, 09/16/27(b)	500	511,406
6.25%, 11/14/24(b)	600	649,425
CBB International Sukuk Programme Co WLL., 4.50%, 03/30/27(b)	400	419,825

		9,221,275

Bolivia — 0.1%
Bolivian Government International Bond, 4.50%, 03/20/28(b)(c)	600	535,613

Brazil — 4.3%
Banco Nacional de Desenvolvimento Economico e Social, 5.75%, 09/26/23(b)	800	868,400
Brazilian Government International Bond
2.88%, 06/06/25	1,000	999,000
3.75%, 09/12/31(c)	900	822,150
3.88%, 06/12/30(c)	1,900	1,772,700
4.25%, 01/07/25(c)	2,348	2,482,717
4.50%, 05/30/29 (Call 02/28/29)	1,000	999,875
4.63%, 01/13/28 (Call 10/13/27)(c)	1,600	1,643,800
4.75%, 01/14/50 (Call 07/14/49)	2,250	1,921,359
5.00%, 01/27/45(c)	1,926	1,730,150
5.63%, 01/07/41(c)	1,317	1,289,672
5.63%, 02/21/47	1,500	1,448,719
6.00%, 04/07/26	1,214	1,362,184
7.13%, 01/20/37	860	1,004,480
8.25%, 01/20/34	900	1,162,575
8.88%, 04/15/24	720	876,060

		20,383,841

Colombia — 4.0%
Colombia Government International Bond
2.63%, 03/15/23 (Call 12/15/22)	1,200	1,217,400
3.00%, 01/30/30 (Call 10/30/29)	200	189,350
3.13%, 04/15/31 (Call 01/15/31)	2,200	2,064,287
3.25%, 04/22/32 (Call 01/22/32)	600	560,100
3.88%, 04/25/27 (Call 01/25/27)	1,600	1,661,800
3.88%, 02/15/61 (Call 08/15/60)	1,200	982,725
4.00%, 02/26/24 (Call 11/26/23)(c)	1,200	1,250,850
4.13%, 02/22/42 (Call 08/22/41)	400	361,600

S C H E D U L E O F I N V E S T M E N T S	43

Schedule of Investments (continued) October 31, 2021	iShares® J.P. Morgan EM High Yield Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Colombia (continued)
4.13%, 05/15/51 (Call 11/15/50)(c)	$600	$524,363
4.50%, 03/15/29 (Call 12/15/28)	1,800	1,903,275
5.00%, 06/15/45 (Call 12/15/44)	3,000	2,954,625
5.20%, 05/15/49 (Call 11/15/48)	1,400	1,408,575
5.63%, 02/26/44 (Call 08/26/43)	1,400	1,476,387
6.13%, 01/18/41	1,800	1,992,150
7.38%, 09/18/37	200	247,038
8.13%, 05/21/24	100	115,300

		18,909,825

Costa Rica — 0.3%
Costa Rica Government International Bond
6.13%, 02/19/31(b)	800	820,150
7.16%, 03/12/45(b)(c)	600	605,175

		1,425,325

Dominican Republic — 2.7%
Dominican Republic International Bond
4.50%, 01/30/30(b)	1,200	1,212,600
4.88%, 09/23/32(b)	1,750	1,777,672
5.30%, 01/21/41(b)	850	845,113
5.50%, 01/27/25(b)	725	787,214
5.88%, 01/30/60(b)	1,700	1,657,819
5.95%, 01/25/27(b)	950	1,058,359
6.00%, 07/19/28(b)	800	897,000
6.40%, 06/05/49(b)	750	794,906
6.50%, 02/15/48(b)(c)	600	637,500
6.85%, 01/27/45(b)	1,190	1,321,867
6.88%, 01/29/26(b)	800	914,900
7.45%, 04/30/44(b)	900	1,070,606

		12,975,556

Ecuador — 1.3%
Ecuador Government International Bond
0.00%, 07/31/30(b)(h)	628	334,410
0.50%, 07/31/40(b)(k)	1,825	1,090,437
1.00%, 07/31/35(b)(k)	4,800	3,162,000
5.00%, 07/31/30(b)(k)	2,100	1,735,125

		6,321,972

Egypt — 2.8%
Egypt Government International Bond
5.58%, 02/21/23(b)	600	614,250
5.75%, 05/29/24(b)	600	617,250
5.80%, 09/30/27(c)(d)	600	580,500
5.88%, 06/11/25(b)	800	818,250
5.88%, 02/16/31(b)	1,000	898,750
6.59%, 02/21/28(b)	814	795,685
7.05%, 01/15/32(b)	600	560,250
7.30%, 09/30/33(d)	600	561,000
7.50%, 01/31/27(b)	1,000	1,035,312
7.50%, 02/16/61(b)	800	676,000
7.60%, 03/01/29(b)	1,000	1,001,250
7.63%, 05/29/32(b)	1,200	1,158,000
7.90%, 02/21/48(b)	800	700,000
8.50%, 01/31/47(b)	1,500	1,380,000
8.70%, 03/01/49(b)	800	742,000
8.88%, 05/29/50(b)	1,000	940,000

		13,078,497

Security	Par (000)	Value

El Salvador — 0.2%
El Salvador Government International Bond
7.12%, 01/20/50 (Call 07/20/49)(b)	$550	$390,947
9.50%, 07/15/52(b)	550	450,759

		841,706

Ethiopia — 0.1%
Ethiopia International Bond, 6.63%, 12/11/24(b)	600	487,238

Gabon — 0.1%
Gabon Government International Bond, 6.63%, 02/06/31(b)	600	596,363

Ghana — 1.2%
Ghana Government International Bond
6.38%, 02/11/27(b)	1,000	890,000
7.63%, 05/16/29(b)	400	350,000
7.75%, 04/07/29(b)	600	531,000
7.88%, 02/11/35(b)	600	506,250
8.13%, 01/18/26(b)	470	449,437
8.13%, 03/26/32(b)	700	609,875
8.63%, 04/07/34(b)	600	525,000
8.63%, 06/16/49(b)	600	504,000
8.95%, 03/26/51(b)	500	423,750
10.75%, 10/14/30(b)	600	693,000

		5,482,312

Guatemala — 0.2%
Guatemala Government Bond, 6.13%, 06/01/50 (Call 12/01/49)(b)(c)	700	819,788

Iraq — 0.4%
Iraq International Bond
5.80%, 01/15/28 (Call 12/13/21)(b)	1,219	1,186,605
6.75%, 03/09/23(b)	600	612,675

		1,799,280

Ivory Coast — 0.2%
Ivory Coast Government International Bond, 6.13%, 06/15/33(b)	800	840,400

Jamaica — 0.2%
Jamaica Government International Bond, 6.75%, 04/28/28	800	931,650

Jordan — 0.5%
Jordan Government International Bond
5.75%, 01/31/27(b)	400	426,325
5.85%, 07/07/30(b)	700	720,125
6.13%, 01/29/26(b)	600	648,112
7.38%, 10/10/47(b)	600	619,238

		2,413,800

Kenya — 0.8%
Republic of Kenya Government International Bond
6.30%, 01/23/34(d)	400	388,000
6.88%, 06/24/24(b)	1,200	1,290,000
7.25%, 02/28/28(b)	600	643,500
8.00%, 05/22/32(b)	800	864,000
8.25%, 02/28/48(b)	600	622,500

		3,808,000

Lebanon — 0.2%
Lebanon Government International Bond
6.00%, 01/27/23(b)(i)(j)	500	73,750
6.10%, 10/04/22(b)(i)(j)	900	132,750
6.60%, 11/27/26(b)(i)(j)	900	135,279
6.65%, 02/26/30(b)(i)(j)	740	111,925
6.75%, 11/29/27(b)(i)(j)	800	120,376

44	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2021	iShares® J.P. Morgan EM High Yield Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Lebanon (continued)
6.85%, 03/23/27(b)(i)(j)	$650	$97,838
7.00%, 03/23/32(b)(i)(j)	500	75,100

		747,018

Macau — 0.1%
El Salvador Government International Bond, 7.65%, 06/15/35(b)	650	484,778

Malaysia — 0.4%
1MDB Global Investments Ltd., 4.40%, 03/09/23(b)	2,000	2,006,420

Morocco — 0.3%
Morocco Government International Bond
3.00%, 12/15/32(b)	800	758,250
4.00%, 12/15/50(b)	600	539,438

		1,297,688

Nigeria — 1.6%
Nigeria Government International Bond
6.13%, 09/28/28(d)	800	793,000
6.50%, 11/28/27(b)	1,000	1,015,500
7.14%, 02/23/30(b)	714	719,043
7.38%, 09/28/33(d)	800	792,000
7.63%, 11/21/25(b)	700	760,506
7.63%, 11/28/47(b)	800	743,400
7.70%, 02/23/38(b)	800	766,650
7.88%, 02/16/32(b)	800	811,900
8.25%, 09/28/51(d)	800	786,000
8.75%, 01/21/31(b)	400	428,825

		7,616,824

Oman — 3.2%
Oman Government International Bond
4.75%, 06/15/26(b)	1,900	1,948,450
4.88%, 02/01/25(b)	200	208,663
5.38%, 03/08/27(b)	800	838,150
5.63%, 01/17/28(b)	1,800	1,896,750
6.00%, 08/01/29(b)	1,200	1,284,975
6.25%, 01/25/31(b)	1,000	1,080,312
6.50%, 03/08/47(b)	1,000	989,875
6.75%, 10/28/27(b)	800	896,000
6.75%, 01/17/48(b)	1,600	1,628,300
7.00%, 01/25/51(b)	400	417,625
7.38%, 10/28/32(b)	800	924,000
Oman Sovereign Sukuk Co.
4.40%, 06/01/24(b)	1,000	1,040,412
4.88%, 06/15/30(d)	800	855,750
5.93%, 10/31/25(b)	1,200	1,326,375

		15,335,637

Pakistan — 0.6%
Pakistan Government International Bond
6.00%, 04/08/26(b)	600	601,566
6.88%, 12/05/27(b)	800	816,650
7.38%, 04/08/31(b)	800	809,088
8.25%, 04/15/24(b)	677	722,401

		2,949,705

Paraguay — 0.4%
Paraguay Government International Bond
4.95%, 04/28/31 (Call 01/28/31)(b)	600	671,925
5.40%, 03/30/50 (Call 09/30/49)(b)	600	677,175
6.10%, 08/11/44(b)	600	721,050

		2,070,150

Security	Par (000)	Value

Russia — 0.1%
Costa Rica Government International Bond, 7.00%, 04/04/44(b)	$662	$659,021

Senegal — 0.2%
Senegal Government International Bond
6.25%, 05/23/33(b)	500	515,094
6.75%, 03/13/48(b)	600	595,050

		1,110,144

Serbia — 0.2%
Serbia International Bond, 2.13%, 12/01/30(b)	735	684,147

South Africa — 2.2%
Republic of South Africa Government International Bond
4.30%, 10/12/28	1,200	1,208,850
4.67%, 01/17/24	800	849,150
4.85%, 09/27/27	600	629,925
4.85%, 09/30/29	1,300	1,331,525
4.88%, 04/14/26	804	855,406
5.00%, 10/12/46(c)	600	531,750
5.38%, 07/24/44	500	471,187
5.65%, 09/27/47	800	757,150
5.75%, 09/30/49	1,700	1,620,100
5.88%, 09/16/25	986	1,102,964
5.88%, 06/22/30	800	876,650

		10,234,657

South Korea — 0.5%
Jamaica Government International Bond
7.88%, 07/28/45	1,100	1,553,613
8.00%, 03/15/39	700	989,756

		2,543,369

Sri Lanka — 0.8%
Sri Lanka Government International Bond
5.75%, 04/18/23(b)	600	412,238
6.20%, 05/11/27(b)	800	501,150
6.75%, 04/18/28(b)	700	438,287
6.83%, 07/18/26(b)	800	503,150
6.85%, 03/14/24(b)	500	326,500
6.85%, 11/03/25(b)	900	577,856
7.55%, 03/28/30(b)	800	500,900
7.85%, 03/14/29(b)	700	440,694

		3,700,775

Trinidad And Tobago — 0.1%
Trinidad & Tobago Government International Bond, 4.50%, 08/04/26(b)	600	622,238

Tunisia — 0.1%
Banque Centrale de Tunisie International Bond, 5.75%, 01/30/25(b)	600	480,750

Turkey — 8.0%
Hazine Mustesarligi Varlik Kiralama AS
4.49%, 11/25/24(b)	600	597,488
5.00%, 04/06/23(b)	800	813,900
5.13%, 06/22/26(d)	1,200	1,175,850
5.13%, 06/22/26(b)	200	195,975
Turkey Government International Bond
3.25%, 03/23/23	900	893,138
4.25%, 03/13/25	1,200	1,157,100
4.25%, 04/14/26	800	749,400
4.75%, 01/26/26	1,000	957,812
4.88%, 10/09/26	1,710	1,617,339

S C H E D U L E O F I N V E S T M E N T S	45

Schedule of Investments (continued) October 31, 2021	iShares® J.P. Morgan EM High Yield Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Turkey (continued)
4.88%, 04/16/43	$1,779	$1,383,506
5.13%, 02/17/28	1,200	1,127,850
5.25%, 03/13/30	1,200	1,089,600
5.60%, 11/14/24	1,500	1,511,531
5.75%, 03/22/24	1,450	1,472,022
5.75%, 05/11/47	2,026	1,664,865
5.88%, 06/26/31(c)	900	836,156
5.95%, 01/15/31	1,200	1,122,375
6.00%, 03/25/27	1,721	1,700,886
6.00%, 01/14/41	1,703	1,460,642
6.13%, 10/24/28	1,200	1,176,225
6.35%, 08/10/24	1,250	1,283,828
6.38%, 10/14/25	1,600	1,623,800
6.50%, 09/20/33	900	855,000
6.63%, 02/17/45	1,800	1,635,525
6.75%, 05/30/40	1,075	1,005,327
6.88%, 03/17/36	1,561	1,510,560
7.25%, 12/23/23	1,200	1,267,725
7.25%, 03/05/38(c)	650	647,075
7.38%, 02/05/25	1,770	1,867,129
7.63%, 04/26/29	1,600	1,679,300
8.00%, 02/14/34(c)	813	872,857
11.88%, 01/15/30(c)	800	1,056,650

		38,008,436

Ukraine — 2.0%
Ukraine Government International Bond
6.88%, 05/21/29(b)	1,000	1,016,500
7.25%, 03/15/33(b)	1,500	1,524,656
7.38%, 09/25/32(b)	1,700	1,749,725
7.75%, 09/01/23(b)	775	826,489
7.75%, 09/01/24(b)	768	826,704
7.75%, 09/01/25(b)	736	794,328
7.75%, 09/01/26(b)	700	753,288
7.75%, 09/01/27(b)	750	807,563
9.75%, 11/01/28(b)	1,000	1,158,312

		9,457,565

United Arab Emirates — 0.3%
Emirate of Dubai Government International Bonds
3.90%, 09/09/50(b)	800	754,000
5.25%, 01/30/43(b)	400	460,125

		1,214,125

Vietnam — 0.1%
Vietnam Government International Bond, 4.80%, 11/19/24(b)	600	658,425

Zambia — 0.2%
Zambia Government International Bond
8.50%, 04/14/24(b)(i)(j)	800	638,000
8.97%, 07/30/27(b)(i)(j)	600	472,500

		1,110,500

Total Foreign Government Obligations — 46.7% (Cost: $237,034,723)		222,210,262

Security	Shares (000)	Value

Short-Term Investments

Money Market Funds — 7.7%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.05%(l)(m)(n)	33,386	$33,402,228
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.00%(l)(m)	2,999	2,999,000

		36,401,228

Total Short-Term Investments — 7.7% (Cost: $36,401,227)		36,401,228

Total Investments in Securities — 105.6% (Cost: $521,480,325)		501,763,322

Other Assets, Less Liabilities — (5.6)%		(26,408,211)

Net Assets — 100.0%		$475,355,111

(a)	U.S. dollar denominated security issued by foreign domiciled entity.
(b)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
(c)	All or a portion of this security is on loan.
(d)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(e)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(f)	Perpetual security with no stated maturity date.
(g)	Payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.
(h)	Zero-coupon bond.
(i)	Issuer filed for bankruptcy and/or is in default.
(j)	Non-income producing security.
(k)	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step-down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
(l)	Affiliate of the Fund.
(m)	Annualized 7-day yield as of period end.
(n)	All or a portion of this security was purchased with the cash collateral from loaned securities.

46	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2021	iShares® J.P. Morgan EM High Yield Bond ETF

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended October 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 10/31/20	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 10/31/21	Shares Held at 10/31/21 (000)	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$17,259,777	$16,147,940	(a)	$—		$(7,305)	$1,816	$33,402,228	33,386	$109,534	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	4,109,000	—		(1,110,000	)(a)	—	—	2,999,000	2,999	543		—

						$(7,305)	$1,816	$36,401,228		$110,077		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Corporate Bonds & Notes	$—	$243,151,832	$—	$243,151,832
Foreign Government Obligations	—	222,210,262	—	222,210,262
Money Market Funds	36,401,228	—	—	36,401,228

	$36,401,228	$465,362,094	$—	$501,763,322

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	47

Schedule of Investments October 31, 2021	iShares® J.P. Morgan EM Local Currency Bond ETF (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Foreign Government Obligations

Brazil — 4.3%
Brazil Letras do Tesouro Nacional
0.00%, 07/01/22(a)	BRL	11,000	$1,816,263
0.00%, 07/01/23(a)	BRL	25,000	3,647,531
0.00%, 01/01/24(a)	BRL	35,697	4,917,683
0.00%, 07/01/24(a)	BRL	14,000	1,802,725
Brazil Notas do Tesouro Nacional
Series F, 10.00%, 01/01/23	BRL	16,557	2,867,912
Series F, 10.00%, 01/01/25	BRL	12,399	2,077,659
Series F, 10.00%, 01/01/27	BRL	14,193	2,318,548
Series F, 10.00%, 01/01/29	BRL	9,263	1,477,287
Series F, 10.00%, 01/01/31	BRL	5,000	786,339
Brazilian Government International Bond
8.50%, 01/05/24	BRL	500	84,468
10.25%, 01/10/28	BRL	1,420	246,807

			22,043,222

Chile — 4.3%
Bonos de la Tesoreria de la Republica en pesos
2.30%, 10/01/28(b)(c)	CLP	610,000	594,158
2.50%, 03/01/25	CLP	4,290,000	4,788,839
4.00%, 03/01/23(b)(c)	CLP	1,180,000	1,430,007
4.50%, 03/01/26	CLP	3,115,000	3,649,489
4.70%, 09/01/30(b)(c)	CLP	2,800,000	3,146,107
5.00%, 10/01/28(b)(c)	CLP	1,290,000	1,499,981
5.00%, 03/01/35	CLP	3,595,000	3,925,360
6.00%, 01/01/43	CLP	2,775,000	3,234,368

			22,268,309

China — 14.4%
China Government Bond
1.99%, 04/09/25	CNY	28,540	4,342,727
2.36%, 07/02/23	CNY	19,810	3,084,675
2.68%, 05/21/30	CNY	29,450	4,457,473
2.84%, 04/08/24	CNY	9,550	1,499,723
2.85%, 06/04/27	CNY	29,490	4,589,809
2.88%, 11/05/23	CNY	22,620	3,554,728
2.94%, 10/17/24	CNY	16,630	2,617,110
3.01%, 05/13/28	CNY	5,140	805,017
3.02%, 10/22/25	CNY	28,590	4,501,580
3.02%, 05/27/31	CNY	5,460	856,245
3.03%, 03/11/26	CNY	8,790	1,384,769
3.12%, 12/05/26	CNY	24,520	3,877,817
3.13%, 11/21/29	CNY	28,340	4,455,794
3.19%, 04/11/24	CNY	22,610	3,583,116
3.22%, 12/06/25	CNY	19,120	3,034,757
3.25%, 06/06/26	CNY	24,290	3,864,316
3.25%, 11/22/28	CNY	24,250	3,859,693
3.27%, 11/19/30	CNY	30,670	4,886,815
3.28%, 12/03/27	CNY	26,500	4,231,277
3.29%, 10/18/23	CNY	12,620	2,002,337
3.29%, 05/23/29	CNY	27,950	4,463,232
3.72%, 04/12/51	CNY	7,470	1,208,721
3.81%, 09/14/50	CNY	20,930	3,416,900

			74,578,631

Colombia — 4.3%
Colombia Government International Bond, 9.85%, 06/28/27	COP	745,000	224,297
Colombian TES
Series B, 5.75%, 11/03/27	COP	6,705,500	1,629,305
Series B, 6.00%, 04/28/28	COP	11,810,200	2,867,327

Security		Par (000)	Value

Colombia (continued)
Series B, 6.25%, 11/26/25	COP	8,324,800	$2,158,101
Series B, 6.25%, 07/09/36	COP	5,060,000	1,104,931
Series B, 7.00%, 06/30/32	COP	11,377,100	2,770,909
Series B, 7.25%, 10/18/34	COP	10,119,600	2,465,986
Series B, 7.25%, 10/26/50	COP	4,503,300	1,024,785
Series B, 7.50%, 08/26/26	COP	10,511,900	2,821,720
Series B, 7.75%, 09/18/30	COP	7,124,300	1,876,872
Series B, 10.00%, 07/24/24	COP	9,467,500	2,749,363
Titulos De Tesoreria Bonds, Series B 7.00%, 03/26/31	COP	2,873,700	709,908

			22,403,504

Czech Republic — 4.4%
Czech Republic Government Bond
0.05%, 11/29/29	CZK	13,580	493,997
0.25%, 02/10/27	CZK	51,150	2,016,241
0.45%, 10/25/23(c)	CZK	37,560	1,611,952
0.95%, 05/15/30(c)	CZK	44,610	1,740,344
1.00%, 06/26/26(c)	CZK	47,400	1,964,275
1.20%, 03/13/31	CZK	35,210	1,390,310
1.25%, 02/14/25	CZK	18,780	803,608
1.50%, 04/24/40	CZK	13,730	512,736
1.75%, 06/23/32	CZK	19,480	806,531
2.00%, 10/13/33	CZK	49,240	2,067,203
2.40%, 09/17/25(c)	CZK	40,920	1,814,739
2.50%, 08/25/28(c)	CZK	46,550	2,061,255
2.75%, 07/23/29	CZK	41,940	1,886,457
4.20%, 12/04/36(c)	CZK	20,390	1,091,859
4.70%, 09/12/22(c)	CZK	26,620	1,220,563
5.70%, 05/25/24(c)	CZK	24,720	1,190,971

			22,673,041

Dominican Republic — 4.4%
Dominican Republic International Bond
8.90%, 02/15/23(c)	DOP	423,150	7,935,235
9.75%, 06/05/26(c)	DOP	715,500	14,841,216

			22,776,451

Hungary — 4.4%
Hungary Government Bond
1.00%, 11/26/25	HUF	501,630	1,493,999
1.50%, 08/23/23	HUF	293,560	939,832
1.50%, 04/22/26	HUF	447,850	1,337,251
1.50%, 08/26/26	HUF	232,470	688,048
1.75%, 10/26/22	HUF	260,890	838,935
2.00%, 05/23/29	HUF	398,420	1,139,520
2.25%, 04/20/33	HUF	500,730	1,359,588
2.50%, 10/24/24	HUF	421,210	1,346,866
2.75%, 12/22/26	HUF	460,210	1,436,489
3.00%, 06/26/24	HUF	388,310	1,261,076
3.00%, 10/27/27	HUF	545,910	1,704,886
3.00%, 08/21/30	HUF	518,860	1,575,703
3.00%, 10/27/38	HUF	313,800	851,892
3.25%, 10/22/31	HUF	590,410	1,803,953
5.50%, 06/24/25	HUF	491,850	1,718,621
6.00%, 11/24/23	HUF	368,890	1,280,810
6.75%, 10/22/28	HUF	293,660	1,123,975
7.00%, 06/24/22	HUF	244,730	812,711

			22,714,155

Indonesia — 4.5%
Indonesia Treasury Bond
5.50%, 04/15/26	IDR	16,486,000	1,179,940

48	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2021	iShares® J.P. Morgan EM Local Currency Bond ETF (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Indonesia (continued)
5.63%, 05/15/23	IDR	6,893,000	$498,456
6.13%, 05/15/28	IDR	9,215,000	665,067
6.25%, 06/15/36	IDR	5,099,000	357,209
6.38%, 04/15/32	IDR	3,578,000	258,359
6.50%, 06/15/25	IDR	13,233,000	982,142
6.50%, 02/15/31	IDR	21,130,000	1,519,779
6.63%, 05/15/33	IDR	6,152,000	435,102
7.00%, 05/15/27	IDR	15,733,000	1,188,234
7.00%, 09/15/30	IDR	14,496,000	1,075,369
7.50%, 08/15/32	IDR	8,278,000	624,611
7.50%, 06/15/35	IDR	8,675,000	647,693
7.50%, 05/15/38	IDR	12,212,000	898,607
7.50%, 04/15/40	IDR	10,561,000	780,847
8.13%, 05/15/24	IDR	6,779,000	521,554
8.25%, 05/15/29	IDR	8,969,000	710,936
8.25%, 06/15/32	IDR	8,396,000	667,295
8.25%, 05/15/36	IDR	10,734,000	849,704
8.38%, 03/15/24	IDR	18,660,000	1,435,638
8.38%, 09/15/26	IDR	10,796,000	861,089
8.38%, 03/15/34	IDR	12,247,000	973,363
8.38%, 04/15/39	IDR	10,957,000	869,677
8.75%, 05/15/31	IDR	10,916,000	898,783
9.00%, 03/15/29	IDR	11,916,000	981,961
9.50%, 07/15/31	IDR	5,720,000	490,343
10.50%, 08/15/30	IDR	3,789,000	341,926
11.00%, 09/15/25	IDR	2,856,000	242,914
Perusahaan Penerbit SBSN Indonesia
6.63%, 10/15/24	IDR	11,181,000	829,838
8.25%, 09/15/23	IDR	8,832,000	666,054
8.88%, 11/15/31	IDR	8,608,000	709,198

			23,161,688

Malaysia — 4.5%
Malaysia Government Bond
2.63%, 04/15/31	MYR	1,450	323,090
3.48%, 03/15/23	MYR	3,901	957,069
3.48%, 06/14/24	MYR	2,256	555,120
3.50%, 05/31/27	MYR	4,190	1,018,584
3.73%, 06/15/28	MYR	4,532	1,110,297
3.76%, 04/20/23	MYR	1,950	480,813
3.76%, 05/22/40	MYR	4,270	969,154
3.80%, 08/17/23	MYR	1,841	455,537
3.83%, 07/05/34	MYR	4,509	1,054,674
3.89%, 08/15/29	MYR	5,123	1,257,344
3.90%, 11/30/26	MYR	2,291	570,371
3.90%, 11/16/27	MYR	3,857	955,721
3.91%, 07/15/26	MYR	2,769	689,270
3.96%, 09/15/25	MYR	5,632	1,407,490
4.06%, 09/30/24	MYR	1,945	486,837
4.07%, 06/15/50	MYR	3,527	806,159
4.18%, 07/15/24	MYR	2,543	636,871
4.25%, 05/31/35	MYR	2,056	505,648
4.76%, 04/07/37	MYR	3,424	873,061
Malaysia Government Investment Issue
3.15%, 05/15/23	MYR	2,423	592,102
3.42%, 09/30/27	MYR	2,814	677,387
3.45%, 07/15/36	MYR	2,694	598,617
3.47%, 10/15/30	MYR	4,653	1,101,450
3.66%, 10/15/24	MYR	2,709	670,970
3.73%, 03/31/26	MYR	2,700	666,422
4.09%, 11/30/23	MYR	2,600	648,305

Security		Par (000)	Value

Malaysia (continued)
4.13%, 08/15/25	MYR	2,835	$710,928
4.13%, 07/09/29	MYR	3,126	774,401
4.26%, 07/26/27	MYR	2,796	701,626
4.37%, 10/31/28	MYR	2,392	607,870
Malaysia Investment Issue Bond, 4.42%, 09/30/41	MYR	2,188	534,583

			23,397,771

Mexico — 4.4%
Mexican Bonos
Series M, 5.75%, 03/05/26	MXN	53,162	2,440,952
Series M, 6.50%, 06/09/22	MXN	34,823	1,696,698
Series M, 6.75%, 03/09/23	MXN	30,700	1,495,932
Series M, 7.75%, 05/29/31	MXN	34,336	1,693,851
Series M, 7.75%, 11/23/34	MXN	16,000	785,652
Series M, 7.75%, 11/13/42	MXN	26,640	1,268,488
Series M, 8.00%, 12/07/23	MXN	42,815	2,129,337
Series M, 8.00%, 09/05/24	MXN	28,904	1,437,721
Series M, 8.00%, 11/07/47	MXN	29,618	1,442,187
Series M 20, 7.50%, 06/03/27	MXN	45,551	2,222,869
Series M 20, 8.50%, 05/31/29	MXN	34,041	1,752,103
Series M 20, 10.00%, 12/05/24	MXN	41,083	2,158,224
Series M 30, 8.50%, 11/18/38	MXN	35,105	1,797,328
Series M 30, 10.00%, 11/20/36	MXN	5,223	305,375

			22,626,717

Peru — 4.5%
Peru Government Bond
5.35%, 08/12/40	PEN	7,623	1,612,409
5.40%, 08/12/34	PEN	9,885	2,254,453
5.70%, 08/12/24	PEN	5,377	1,385,932
5.94%, 02/12/29	PEN	12,743	3,291,957
6.15%, 08/12/32	PEN	12,380	3,133,889
6.35%, 08/12/28	PEN	12,268	3,252,511
6.90%, 08/12/37	PEN	11,156	2,821,676
6.95%, 08/12/31	PEN	11,687	3,160,996
8.20%, 08/12/26	PEN	9,104	2,590,825

			23,504,648

Philippines — 4.5%
Philippine Government International Bond
3.90%, 11/26/22	PHP	377,000	7,493,397
6.25%, 01/14/36	PHP	683,000	15,750,595

			23,243,992

Poland — 4.4%
Republic of Poland Government Bond
0.25%, 10/25/26	PLN	6,490	1,464,900
0.75%, 04/25/25	PLN	5,675	1,356,657
1.25%, 10/25/30	PLN	8,163	1,809,153
2.25%, 10/25/24	PLN	5,569	1,402,073
2.50%, 01/25/23	PLN	6,866	1,736,218
2.50%, 04/25/24	PLN	6,787	1,719,456
2.50%, 07/25/26	PLN	8,412	2,127,115
2.50%, 07/25/27	PLN	5,720	1,440,262
2.75%, 04/25/28	PLN	7,455	1,898,165
2.75%, 10/25/29	PLN	10,680	2,699,547
3.25%, 07/25/25	PLN	8,853	2,301,671
4.00%, 10/25/23	PLN	5,596	1,457,332
5.75%, 09/23/22	PLN	5,053	1,314,073

			22,726,622

Romania — 4.3%
Romania Government Bond
3.25%, 04/29/24	RON	6,335	1,453,619

S C H E D U L E O F I N V E S T M E N T S	49

Schedule of Investments (continued) October 31, 2021	iShares® J.P. Morgan EM Local Currency Bond ETF (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Romania (continued)
3.25%, 06/24/26	RON	4,055	$897,510
3.50%, 12/19/22	RON	5,135	1,198,828
3.65%, 07/28/25	RON	5,715	1,302,531
3.65%, 09/24/31	RON	5,690	1,201,048
3.70%, 11/25/24	RON	4,785	1,102,094
4.00%, 10/25/23	RON	6,105	1,429,665
4.15%, 01/26/28	RON	5,735	1,292,420
4.15%, 10/24/30	RON	4,010	887,606
4.25%, 06/28/23	RON	4,670	1,097,283
4.40%, 09/25/23	RON	5,735	1,353,628
4.50%, 06/17/24	RON	5,675	1,338,459
4.75%, 02/24/25	RON	5,420	1,282,077
4.75%, 10/11/34	RON	2,620	594,186
4.85%, 04/22/26	RON	6,040	1,430,400
5.00%, 02/12/29	RON	5,810	1,365,400
5.80%, 07/26/27	RON	6,480	1,592,546
5.85%, 04/26/23	RON	5,780	1,388,998

			22,208,298

Russia — 4.4%
Russian Federal Bond - OFZ
4.50%, 07/16/25	RUB	93,143	1,158,404
5.70%, 05/17/28	RUB	115,657	1,429,858
6.00%, 10/06/27	RUB	98,797	1,252,551
6.10%, 07/18/35	RUB	79,734	949,014
6.50%, 02/28/24	RUB	79,588	1,081,312
6.90%, 05/23/29	RUB	82,175	1,082,500
7.00%, 01/25/23	RUB	31,480	437,690
7.00%, 08/16/23	RUB	56,605	782,079
7.05%, 01/19/28	RUB	77,696	1,037,634
7.10%, 10/16/24	RUB	63,146	863,000
7.15%, 11/12/25	RUB	99,818	1,354,672
7.25%, 05/10/34	RUB	91,831	1,221,227
7.40%, 12/07/22	RUB	66,524	930,712
7.40%, 07/17/24	RUB	91,456	1,263,879
7.60%, 07/20/22	RUB	29,628	417,084
7.65%, 04/10/30	RUB	92,124	1,266,834
7.70%, 03/23/33	RUB	95,629	1,318,945
7.70%, 03/16/39	RUB	73,804	1,014,804
7.75%, 09/16/26	RUB	81,116	1,122,003
7.95%, 10/07/26	RUB	80,104	1,117,247
8.15%, 02/03/27	RUB	74,310	1,046,393
8.50%, 09/17/31	RUB	58,340	850,831

			22,998,673

Serbia — 4.3%
Serbia Treasury Bonds
4.50%, 01/11/26	RSD	769,830	7,899,198
4.50%, 08/20/32	RSD	779,930	7,907,125
5.88%, 02/08/28	RSD	574,780	6,372,880

			22,179,203

South Africa — 4.3%
Republic of South Africa Government Bond
6.25%, 03/31/36	ZAR	23,292	1,047,188
6.50%, 02/28/41	ZAR	18,335	778,440
7.00%, 02/28/31	ZAR	20,060	1,078,860
7.75%, 02/28/23	ZAR	18,939	1,273,189
8.00%, 01/31/30	ZAR	45,015	2,674,635
8.25%, 03/31/32	ZAR	37,125	2,129,251
8.50%, 01/31/37	ZAR	32,135	1,749,850
8.75%, 01/31/44	ZAR	33,226	1,789,600

Security		Par (000)	Value

South Africa (continued)
8.75%, 02/28/48	ZAR	53,092	$2,849,558
8.88%, 02/28/35	ZAR	31,876	1,839,585
9.00%, 01/31/40	ZAR	27,355	1,526,690
10.50%, 12/21/26	ZAR	51,954	3,723,466

			22,460,312

Thailand — 4.5%
Thailand Government Bond
0.75%, 06/17/24	THB	47,831	1,431,238
0.95%, 06/17/25	THB	32,523	974,340
1.45%, 12/17/24	THB	48,040	1,463,050
1.59%, 12/17/35	THB	27,727	747,877
1.60%, 12/17/29	THB	33,086	984,544
1.60%, 06/17/35	THB	20,877	566,772
1.88%, 06/17/22	THB	26,961	815,330
2.00%, 12/17/22	THB	27,311	831,915
2.00%, 12/17/31	THB	12,584	379,931
2.00%, 06/17/42	THB	20,662	550,978
2.13%, 12/17/26	THB	43,802	1,373,046
2.40%, 12/17/23	THB	38,890	1,207,445
2.88%, 12/17/28	THB	33,657	1,101,276
2.88%, 06/17/46	THB	33,526	1,018,658
3.30%, 06/17/38	THB	49,077	1,612,638
3.40%, 06/17/36	THB	38,294	1,274,783
3.63%, 06/16/23	THB	32,884	1,033,991
3.65%, 06/20/31	THB	35,311	1,219,435
3.78%, 06/25/32	THB	43,213	1,505,505
3.85%, 12/12/25	THB	39,622	1,320,371
4.26%, 12/12/37(c)	THB	470	17,184
4.88%, 06/22/29	THB	45,311	1,667,302

			23,097,609

Turkey — 3.9%
Turkey Government Bond
7.10%, 03/08/23	TRY	13,374	1,222,426
8.00%, 03/12/25	TRY	13,329	1,034,270
8.50%, 09/14/22	TRY	8,938	869,667
9.00%, 07/24/24	TRY	16,494	1,382,397
10.40%, 03/20/24	TRY	6,649	589,239
10.50%, 08/11/27	TRY	17,375	1,273,215
10.60%, 02/11/26	TRY	22,991	1,833,014
10.70%, 08/17/22	TRY	11,293	1,122,663
11.00%, 02/24/27	TRY	14,953	1,143,908
11.70%, 11/13/30	TRY	32,661	2,332,201
12.20%, 01/18/23	TRY	19,757	1,939,943
12.40%, 03/08/28	TRY	9,151	720,544
12.60%, 10/01/25	TRY	34,917	3,028,997
16.20%, 06/14/23	TRY	18,886	1,929,067

			20,421,551

Uruguay — 4.3%
Uruguay Government International Bond
8.25%, 05/21/31	UYU	590,102	13,152,895
8.50%, 03/15/28(c)	UYU	391,489	9,039,139

			22,192,034

Total Foreign Government Obligations — 97.3% (Cost: $545,121,864)			503,676,431

50	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2021	iShares® J.P. Morgan EM Local Currency Bond ETF (Percentages shown are based on Net Assets)

Security	Shares (000)	Value

Short-Term Investments

Money Market Funds — 0.2%
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.00%(d)(e)	1,000	$1,000,000

Total Short-Term Investments — 0.2% (Cost: $1,000,000)		1,000,000

Total Investments in Securities — 97.5% (Cost: $546,121,864)		504,676,431

Other Assets, Less Liabilities — 2.5%		12,750,909

Net Assets — 100.0%		$517,427,340

(a)	Zero-coupon bond.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended October 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 10/31/20	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 10/31/21	Shares Held at 10/31/21 (000)	Income	Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Treasury, SL Agency Shares	$290,000	$710,000	(a)	$—	$—	$—	$1,000,000	1,000	$213	$—

(a)	Represents net amount purchased (sold).

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Foreign Government Obligations	$—	$503,676,431	$—	$503,676,431
Money Market Funds	1,000,000	—	—	1,000,000

	$1,000,000	$503,676,431	$—	$504,676,431

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	51

Schedule of Investments October 31, 2021	iShares® US & Intl High Yield Corp Bond ETF (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Corporate Bonds & Notes

Australia — 0.3%
Almirall SA Co., 2.13%, 09/30/26		0	$—
FMG Resources August 2006 Pty Ltd.
4.38%, 04/01/31 (Call 01/01/31)(a)(b)	USD	150	152,631
4.50%, 09/15/27 (Call 06/15/27)(a)	USD	125	131,059
5.13%, 05/15/24 (Call 02/15/24)(a)(b)	USD	100	106,589
Kaixo Bondco Telecom SA, 5.13%, 09/30/29 (Call 09/30/24)(c)	EUR	100	114,412

			504,691

Austria — 0.2%
ams AG, 6.00%, 07/31/25 (Call 07/31/22)(c)	EUR	100	122,037
Novomatic AG, 1.63%, 09/20/23	EUR	100	113,759
Signa Development Finance, 5.50%, 07/23/26 (Call 07/23/23)(c)	EUR	100	100,023
Wienerberger AG, 2.00%, 05/02/24(c)	EUR	50	60,179

			395,998

Belgium — 0.3%
Ideal Standard International SA, 6.38%, 07/30/26 (Call 01/30/24)(c)	EUR	100	108,181
Ontex Group NV, 3.50%, 07/15/26 (Call 07/15/23)(c)	EUR	100	110,167
Telenet Finance Luxembourg Notes Sarl
3.50%, 03/01/28 (Call 12/01/22)(c)	EUR	100	118,581
5.50%, 03/01/28 (Call 12/01/22)(a)	USD	200	208,440

			545,369

Brazil — 0.5%
JBS Finance Luxembourg Sarl, 3.63%, 01/15/32 (Call 01/15/27)(a)	USD	200	197,500
JBS USA Food Co., 7.00%, 01/15/26 (Call 01/15/22)(a)	USD	200	208,556
JBS USA LUX SA/JBS USA Finance Inc., 6.75%, 02/15/28 (Call 02/15/23)(a)	USD	125	134,979
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance Inc.
3.75%, 12/01/31 (Call 12/01/26)(a)	USD	50	51,111
5.50%, 01/15/30 (Call 01/15/25)(a)	USD	110	120,301
6.50%, 04/15/29 (Call 04/15/24)(a)	USD	155	171,962

			884,409

Canada — 2.8%
1011778 BC ULC/New Red Finance Inc.
3.50%, 02/15/29 (Call 02/15/24)(a)	USD	110	106,538
3.88%, 01/15/28 (Call 09/15/22)(a)	USD	170	169,589
4.00%, 10/15/30 (Call 10/15/25)(a)	USD	300	289,875
4.38%, 01/15/28 (Call 11/15/22)(a)	USD	95	95,499
5.75%, 04/15/25 (Call 04/15/22)(a)	USD	65	67,756
Air Canada
3.88%, 08/15/26 (Call 02/15/26)(a)	USD	155	157,072
4.63%, 08/15/29 (Call 02/15/26)(a)	CAD	213	171,139
Bausch Health Companies Inc.
5.00%, 02/15/29 (Call 02/15/24)(a)	USD	85	77,988
5.25%, 02/15/31 (Call 02/15/26)(a)	USD	130	116,959
Bombardier Inc.
6.00%, 02/15/28 (Call 02/15/24)(a)	USD	80	80,619
7.13%, 06/15/26 (Call 06/15/23)(a)	USD	140	146,825
7.50%, 12/01/24 (Call 11/29/21)(a)	USD	75	78,094
7.50%, 03/15/25 (Call 11/29/21)(a)	USD	160	164,200
7.88%, 04/15/27 (Call 04/15/22)(a)	USD	220	228,717
Brookfield Property Finance ULC, 4.00%, 09/30/26 (Call 08/30/26)	CAD	50	40,466

Security		Par (000)	Value
Canada (continued)
Brookfield Residential Properties Inc./Brookfield Residential U.S. LLC
4.88%, 02/15/30 (Call 02/15/25)(a)(b)	USD	50	$49,980
6.25%, 09/15/27 (Call 09/15/22)(a)(b)	USD	82	85,618
CES Energy Solutions Corp., 6.38%, 10/21/24 (Call 11/29/21)	CAD	40	33,298
Crew Energy Inc., 6.50%, 03/14/24 (Call 11/29/21)(a)	CAD	40	32,206
Emera Inc., Series 16-A, 6.75%, 06/15/76 (Call 06/15/26)(d)	USD	150	176,082
Garda World Security Corp.
4.63%, 02/15/27 (Call 02/15/23)(a)	USD	75	74,438
6.00%, 06/01/29 (Call 06/01/24)(a)	USD	50	49,010
9.50%, 11/01/27 (Call 11/01/22)(a)	USD	75	80,912
GFL Environmental Inc.
3.50%, 09/01/28 (Call 03/01/28)(a)(b)	USD	100	99,599
3.75%, 08/01/25 (Call 08/01/22)(a)	USD	85	87,461
4.00%, 08/01/28 (Call 08/01/23)(a)(b)	USD	85	83,027
4.25%, 06/01/25 (Call 06/01/22)(a)(b)	USD	15	15,466
4.38%, 08/15/29 (Call 08/15/24)(a)	USD	55	54,522
4.75%, 06/15/29 (Call 06/15/24)(a)	USD	85	85,691
5.13%, 12/15/26 (Call 12/15/22)(a)	USD	59	61,773
Kronos Acquisition Holdings Inc./KIK Custom Products Inc.
5.00%, 12/31/26 (Call 06/30/23)(a)(b)	USD	10	9,912
7.00%, 12/31/27 (Call 12/31/23)(a)(b)	USD	70	67,271
Mattamy Group Corp.
4.63%, 03/01/30 (Call 03/01/25)(a)	USD	70	70,959
5.25%, 12/15/27 (Call 12/15/22)(a)	USD	65	67,728
MEG Energy Corp.
5.88%, 02/01/29 (Call 02/01/24)(a)	USD	75	77,156
6.50%, 01/15/25 (Call 11/29/21)(a)	USD	46	47,093
7.13%, 02/01/27 (Call 02/01/23)(a)	USD	100	105,150
Methanex Corp.
5.13%, 10/15/27 (Call 04/15/27)	USD	50	52,625
5.25%, 12/15/29 (Call 09/15/29)	USD	125	132,656
NOVA Chemicals Corp.
4.25%, 05/15/29 (Call 05/15/24)(a)(b)	USD	57	56,291
4.88%, 06/01/24 (Call 03/03/24)(a)	USD	105	109,475
5.00%, 05/01/25 (Call 01/31/25)(a)	USD	65	68,740
5.25%, 06/01/27 (Call 03/03/27)(a)	USD	115	120,606
NuVista Energy Ltd., 7.88%, 07/23/26 (Call 07/23/23)(a)	CAD	25	20,806
Open Text Corp.
3.88%, 02/15/28 (Call 02/15/23)(a)	USD	115	115,920
5.88%, 06/01/26 (Call 11/29/21)(a)(b)	USD	100	103,455
Open Text Holdings Inc., 4.13%, 02/15/30 (Call 02/15/25)(a)	USD	90	91,207
Parkland Corp.
4.50%, 10/01/29 (Call 10/01/24)(a)	USD	85	85,531
5.88%, 07/15/27 (Call 07/15/22)(a)(b)	USD	65	68,617
Parkland Corp./Canada, 3.88%, 06/16/26 (Call 06/16/23)(a)	CAD	125	101,217
Quebecor Media Inc., 5.75%, 01/15/23	USD	80	84,200
Superior Plus LP, 4.25%, 05/18/28 (Call 05/18/24)(a)	CAD	50	40,876
Superior Plus LP/Superior General Partner Inc., 4.50%, 03/15/29 (Call 03/15/24)(a)	USD	10	10,188
Telesat Canada/Telesat LLC
5.63%, 12/06/26 (Call 12/06/23)(a)	USD	60	56,076
6.50%, 10/15/27 (Call 10/15/22)(a)(b)	USD	75	60,750
Titan Acquisition Ltd./Titan Co-Borrower LLC, 7.75%, 04/15/26 (Call 11/29/21)(a)	USD	80	81,457

52	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2021	iShares® US & Intl High Yield Corp Bond ETF (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Canada (continued)
Videotron Ltd.
3.13%, 01/15/31 (Call 01/15/26)	CAD	25	$18,669
3.63%, 06/15/28 (Call 06/15/24)(a)	CAD	150	119,880
3.63%, 06/15/29 (Call 06/15/24)(a)	USD	50	50,175
4.50%, 01/15/30 (Call 10/15/24)	CAD	110	91,104
5.13%, 04/15/27 (Call 04/15/22)(a)(b)	USD	75	77,578
5.38%, 06/15/24 (Call 03/15/24)(a)	USD	75	80,804
5.63%, 06/15/25 (Call 03/15/25)	CAD	50	43,633
5.75%, 01/15/26 (Call 11/15/21)(c)	CAD	50	41,268

			5,489,492

Cayman Islands — 0.1%
Seagate HDD Cayman, 4.13%, 01/15/31 (Call 10/15/30)	USD	75	76,161
UPCB Finance VII Ltd., 3.63%, 06/15/29 (Call 06/15/22)(c)	EUR	150	176,443

			252,604

Denmark — 0.1%
DKT Finance ApS, 7.00%, 06/17/23 (Call 11/29/21)(c)	EUR	100	117,517

Finland — 0.4%
Nokia OYJ
2.00%, 03/11/26 (Call 12/11/25)(c)	EUR	200	241,101
4.38%, 06/12/27	USD	115	123,867
Teollisuuden Voima Oyj, 1.38%, 06/23/28 (Call 03/23/28)(c)	EUR	100	113,929
Teollisuuden Voima OYJ
1.13%, 03/09/26 (Call 12/09/25)(c)	EUR	100	115,427
2.00%, 05/08/24 (Call 02/08/24)(c)	EUR	100	119,369

			713,693

France — 3.9%
Accor SA
3.00%, 02/04/26 (Call 11/04/25)(c)	EUR	100	120,998
3.63%, 09/17/23(c)	EUR	100	122,604
Altice France SA, 5.50%, 10/15/29 (Call 10/15/24)(a)	USD	50	49,034
Altice France SA/France
2.13%, 02/15/25 (Call 02/15/22)(c)	EUR	100	112,033
4.13%, 01/15/29 (Call 09/15/23)(c)	EUR	100	113,806
5.13%, 01/15/29 (Call 09/15/23)(a)	USD	75	72,954
5.13%, 07/15/29 (Call 04/15/24)(a)	USD	300	290,775
5.50%, 01/15/28 (Call 09/15/22)(a)	USD	100	100,375
5.88%, 02/01/27 (Call 02/01/22)(c)	EUR	200	241,538
8.13%, 02/01/27 (Call 02/01/22)(a)	USD	200	215,000
Banijay Group SAS, 6.50%, 03/01/26 (Call 09/01/22)(c)	EUR	100	119,123
Burger King France SAS, 6.00%, 05/01/24 (Call 11/02/21)(c)	EUR	100	117,119
CAB SELAS, 3.38%, 02/01/28 (Call 02/01/24)(c)	EUR	100	114,850
Casino Guichard Perrachon SA
3.58%, 02/07/25 (Call 11/07/24)(c)	EUR	100	106,733
4.50%, 03/07/24 (Call 12/07/23)(c)	EUR	100	112,668
4.56%, 01/25/23(c)	EUR	100	115,133
Chrome Bidco SASU
3.50%, 05/31/28 (Call 05/31/24)(c)	EUR	100	115,574
Series OCT, 3.50%, 05/31/28 (Call 05/31/24)(c)	EUR	100	115,590
CMA CGM SA, 7.50%, 01/15/26 (Call 01/15/23)(c)	EUR	100	126,925
Electricite de France SA, 5.63%, (Call 01/22/24)(a)(b)(d)(e)	USD	200	212,820
Elior Group SA, 3.75%, 07/15/26 (Call 07/15/23)(c)	EUR	100	118,176
Elis SA
1.00%, 04/03/25 (Call 01/03/25)(c)	EUR	100	114,668
1.63%, 04/03/28 (Call 01/03/28)(c)	EUR	100	114,492
1.88%, 02/15/23 (Call 11/15/22)(c)	EUR	100	116,916
Elis Sa Co., 1.63%, 04/03/28 (Call 01/03/28)(c)	EUR	100	114,492

Security		Par (000)	Value
France (continued)
Faurecia SE
2.63%, 06/15/25 (Call 11/29/21)(c)	EUR	100	$116,854
3.13%, 06/15/26 (Call 06/15/22)(c)	EUR	100	117,678
3.75%, 06/15/28 (Call 06/15/23)(c)	EUR	100	119,765
Fnac Darty SA, 2.63%, 05/30/26 (Call 05/30/22)(c)	EUR	100	117,652
Foncia Management SASU, 3.38%, 03/31/28 (Call 03/31/24)(c)	EUR	100	113,456
Getlink SE, 3.50%, 10/30/25 (Call 10/30/22)(c)	EUR	100	118,487
Iliad Holding SAS
5.13%, 10/15/26 (Call 10/15/23)(c)	EUR	100	118,830
5.63%, 10/15/28 (Call 10/15/24)(c)	EUR	100	119,302
7.00%, 10/15/28 (Call 10/15/24)(a)	USD	200	205,854
La Financiere Atalian SASU, 4.00%, 05/15/24 (Call 11/08/21)(c)	EUR	100	113,607
Loxam SAS
3.25%, 01/14/25 (Call 11/08/21)(c)	EUR	125	144,426
3.75%, 07/15/26 (Call 07/15/22)(c)	EUR	100	116,522
Orano SA
3.38%, 04/23/26 (Call 01/23/26)(c)	EUR	100	124,078
4.88%, 09/23/24	EUR	150	193,565
Paprec Holding SA, 4.00%, 03/31/25 (Call 11/29/21)(c)	EUR	100	116,943
Picard Bondco SA, 5.38%, 07/01/27 (Call 07/01/24)(c)	EUR	100	113,972
Picard Groupe SA, 3.88%, 07/01/26 (Call 07/01/23)(c)	EUR	100	115,855
Quatrim SASU, 5.88%, 01/15/24 (Call 11/29/21)(c)	EUR	100	118,724
RCI Banque SA, 2.63%, 02/18/30 (Call 02/18/25)(c)(d)	EUR	100	116,049
Renault SA
1.00%, 03/08/23 (Call 12/08/22)(c)	EUR	100	116,456
1.00%, 11/28/25 (Call 08/28/25)(c)	EUR	100	115,076
1.13%, 10/04/27 (Call 07/04/27)(c)	EUR	100	107,873
1.25%, 06/24/25 (Call 03/24/25)(c)	EUR	200	228,146
2.00%, 09/28/26 (Call 06/28/26)(c)	EUR	100	114,881
2.38%, 05/25/26 (Call 02/25/26)(c)	EUR	100	117,197
Rexel SA, 2.75%, 06/15/26 (Call 03/15/22)(c)	EUR	125	146,881
SPCM SA, 2.63%, 02/01/29 (Call 09/15/23)(c)	EUR	100	116,789
SPIE SA, 2.63%, 06/18/26 (Call 12/18/25)(c)	EUR	100	119,822
Tereos Finance Groupe I SA, 4.13%, 06/16/23 (Call 03/16/23)(c)	EUR	100	117,339
Valeo
0.63%, 01/11/23 (Call 10/11/22)(c)	EUR	100	116,210
3.25%, 01/22/24(c)	EUR	100	123,180
Valeo SA, 1.63%, 03/18/26 (Call 12/18/25)(c)	EUR	100	118,926
Verallia SA, 1.63%, 05/14/28 (Call 02/14/28)(c)	EUR	100	118,073

			7,472,864

Germany — 3.9%
ADLER Group SA
1.88%, 01/14/26 (Call 10/14/25)(c)	EUR	100	101,716
2.75%, 11/13/26 (Call 08/13/26)(c)	EUR	100	103,380
3.25%, 08/05/25 (Call 05/05/25)(c)	EUR	100	106,778
Adler Pelzer Holding GmbH, 4.13%, 04/01/24 (Call 11/08/21)(c)	EUR	100	106,125
ADLER Real Estate AG, 3.00%, 04/27/26 (Call 02/27/26)(c)	EUR	100	108,979
Bayer AG
2.38%, 11/12/79 (Call 02/12/25)(c)(d)	EUR	100	115,434
3.13%, 11/12/79 (Call 08/12/27)(c)(d)	EUR	100	117,637
3.75%, 07/01/74 (Call 07/01/24)(c)(d)	EUR	100	120,572
Bertelsmann SE & Co. KGaA, 3.50%, 04/23/75 (Call 04/23/27)(c)(d)	EUR	100	124,631
CeramTec BondCo GmbH, 5.25%, 12/15/25 (Call 11/29/21)(c)	EUR	100	117,182

S C H E D U L E O F I N V E S T M E N T S	53

Schedule of Investments (continued) October 31, 2021	iShares® US & Intl High Yield Corp Bond ETF (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Germany (continued)
Commerzbank AG
4.00%, 03/30/27(c)	EUR	130	$168,242
4.00%, 12/05/30 (Call 09/05/25)(c)(d)	EUR	200	250,533
8.13%, 09/19/23(a)(b)	USD	100	111,960
CT Investment GmbH, 5.50%, 04/15/26 (Call 04/15/23)(c)	EUR	100	117,331
DEMIRE Deutsche Mittelstand Real Estate AG, 1.88%, 10/15/24 (Call 07/15/24)(c)	EUR	100	109,042
Deutsche Bank AG
2.75%, 02/17/25(c)	EUR	125	152,227
4.30%, 05/24/28 (Call 05/24/23),
(5 year USD Swap + 2.248%)(d)	USD	200	207,263
5.63%, 05/19/31 (Call 02/19/26)(c)(d)	EUR	200	271,273
Deutsche Bank AG/New York NY
3.73%, 01/14/32 (Call 01/14/31)(d)	USD	200	205,120
4.88%, 12/01/32 (Call 12/01/27)(d)	USD	200	217,146
Deutsche Lufthansa AG
3.00%, 05/29/26 (Call 02/28/26)(c)	EUR	100	117,495
3.50%, 07/14/29 (Call 04/14/29)(c)	EUR	100	116,892
Evonik Industries AG, 1.38%, 09/02/81 (Call 09/02/26)(c)(d)	EUR	100	115,447
Gruenenthal GMBH, 4.13%, 05/15/28 (Call 05/15/24)(c)	EUR	100	119,591
HT Troplast GmbH, 9.25%, 07/15/25 (Call 07/15/22)(c)	EUR	100	124,529
K+S AG, 2.63%, 04/06/23 (Call 01/06/23)(c)	EUR	100	117,246
KME SE, 6.75%, 02/01/23 (Call 11/29/21)(c)	EUR	100	106,005
LANXESS AG, 4.50%, 12/06/76 (Call 06/06/23)(c)(d)	EUR	100	121,995
Nidda BondCo GmbH, 5.00%, 09/30/25 (Call 11/29/21)(c)	EUR	100	113,927
Nidda Healthcare Holding GmbH, 3.50%, 09/30/24 (Call 11/08/21)(c)	EUR	100	113,778
PCF GmbH, 4.75%, 04/15/26 (Call 04/15/23)(c)	EUR	100	117,515
Peach Property Finance GmbH, 3.50%, 02/15/23 (Call 11/15/22)(c)	EUR	100	115,473
Phoenix PIB Dutch Finance BV, 2.38%, 08/05/25 (Call 05/05/25)(c)	EUR	100	118,466
ProGroup AG, 3.00%, 03/31/26 (Call 11/29/21)(c)	EUR	100	115,851
RWE AG, 3.50%, 04/21/75 (Call 04/21/25)(c)(d)	EUR	50	61,582
Schaeffler AG
1.88%, 03/26/24 (Call 12/26/23)(c)	EUR	100	118,144
2.88%, 03/26/27 (Call 12/26/26)(c)	EUR	100	124,384
3.38%, 10/12/28 (Call 07/12/28)(c)	EUR	100	127,737
Schenck Process Holding GmbH/Darmstadt, 5.38%, 06/15/23 (Call 11/08/21)(c)	EUR	100	115,545
Techem Verwaltungsgesellschaft 674 mbH, 6.00%, 07/30/26 (Call 11/08/21)(c)	EUR	88	104,160
Techem Verwaltungsgesellschaft 675 mbH, 2.00%, 07/15/25 (Call 01/15/22)(c)	EUR	100	113,253
Tele Columbus AG, 3.88%, 05/02/25 (Call 11/29/21)(c)	EUR	100	114,686
thyssenkrupp AG
1.88%, 03/06/23 (Call 02/06/23)(c)	EUR	175	202,707
2.88%, 02/22/24 (Call 11/22/23)(c)	EUR	250	293,136
TK Elevator Midco GmbH, 4.38%, 07/15/27 (Call 07/15/23)(c)	EUR	100	118,884
TK Elevator U.S. Newco Inc., 5.25%, 07/15/27 (Call 07/15/23)(a)	USD	150	152,670
TUI Cruises GmbH, 6.50%, 05/15/26 (Call 05/15/23)(c)	EUR	100	118,414
Vertical Holdco GmbH
6.63%, 07/15/28 (Call 07/15/23)(c)	EUR	90	108,703
7.63%, 07/15/28 (Call 07/15/23)(a)	USD	50	52,969
WEPA Hygieneprodukte GmbH, 2.88%, 12/15/27 (Call 12/15/22)(c)	EUR	100	109,922
ZF Europe Finance BV, 2.00%, 02/23/26 (Call 12/23/25)(c)	EUR	300	347,379

Security		Par (000)	Value
Germany (continued)
ZF Finance GmbH
2.25%, 05/03/28 (Call 02/03/28)(c)	EUR	100	$115,054
2.75%, 05/25/27 (Call 02/25/27)(c)	EUR	100	118,104
3.75%, 09/21/28 (Call 06/21/28)(c)	EUR	100	124,744
ZF North America Capital Inc.
2.75%, 04/27/23(c)	EUR	100	119,010
4.75%, 04/29/25(a)	USD	100	107,210

			7,535,178

Greece — 0.5%
Alpha Bank SA, 2.50%, 03/23/28 (Call 03/23/27)(c)(d)	EUR	100	111,218
Ellaktor Value PLC, 6.38%, 12/15/24 (Call 12/15/21)(c)	EUR	100	111,756
Eurobank SA, 2.00%, 05/05/27 (Call 05/05/26)(c)(d)	EUR	200	223,066
Intralot Capital Luxembourg SA, 5.25%, 09/15/24 (Call 11/08/21)(c)	EUR	100	94,503
Piraeus Financial Holdings SA, 9.75%, 06/26/29 (Call 06/26/24)(c)(d)	EUR	100	125,828
Public Power Corp. SA
3.38%, 07/31/28 (Call 07/31/24)(c)	EUR	100	117,477
3.88%, 03/30/26 (Call 03/30/23)(c)	EUR	100	119,116
Titan Global Finance PLC, 2.38%, 11/16/24 (Call 05/16/24)(c)	EUR	100	117,937

			1,020,901

Ireland — 0.5%
AerCap Holdings NV, 5.88%, 10/10/79 (Call 10/10/24)(b)(d)	USD	200	208,332
AIB Group PLC, 1.88%, 11/19/29 (Call 11/19/24)(c)(d)	EUR	200	235,557
Bank of Ireland Group PLC, 1.38%, 08/11/31 (Call 05/11/26)(c)(d)	EUR	100	114,144
eircom Finance DAC, 3.50%, 05/15/26 (Call 05/15/22)(c)	EUR	125	146,616
Permanent TSB Group Holdings PLC, 3.00%, 08/19/31 (Call 05/19/26)(c)(d)	EUR	200	237,101

			941,750

Israel — 1.2%
Energean Israel Finance Ltd.
4.50%, 03/30/24 (Call 12/30/23)(a)	USD	75	76,485
4.88%, 03/30/26 (Call 12/30/25)(a)	USD	45	45,731
5.38%, 03/30/28 (Call 09/30/27)(a)	USD	70	70,665
5.88%, 03/30/31 (Call 09/30/30)(a)	USD	75	76,050
Leviathan Bond Ltd.
5.75%, 06/30/23 (Call 03/30/23)(a)	USD	75	77,842
6.13%, 06/30/25 (Call 03/30/25)(a)	USD	45	48,573
6.50%, 06/30/27 (Call 12/30/26)(a)	USD	55	60,124
6.75%, 06/30/30 (Call 12/30/29)(a)	USD	65	71,942
Teva Pharmaceutical Finance Netherlands II BV
1.13%, 10/15/24(c)	EUR	200	222,731
1.25%, 03/31/23 (Call 12/31/22)(c)	EUR	100	115,037
1.63%, 10/15/28(c)	EUR	100	103,411
1.88%, 03/31/27 (Call 12/31/26)(c)	EUR	100	106,241
4.50%, 03/01/25 (Call 12/01/24)	EUR	100	118,812
Teva Pharmaceutical Finance Netherlands III BV
2.80%, 07/21/23	USD	250	251,825
3.15%, 10/01/26(b)	USD	375	353,333
6.00%, 04/15/24 (Call 01/15/24)(b)	USD	200	210,530
6.75%, 03/01/28 (Call 12/01/27)(b)	USD	200	219,771
7.13%, 01/31/25 (Call 10/31/24)	USD	100	107,344

			2,336,447

Italy — 7.0%
ADLER Group SA, 2.25%, 04/27/27 (Call 01/27/27)(c)	EUR	100	100,176
Alpha Services and Holdings SA, 4.25%, 02/13/30 (Call 02/13/25)(c)(d)	EUR	100	113,737
Altice Financing SA, 2.25%, 01/15/25 (Call 01/15/22)(c)	EUR	100	111,398

54	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2021	iShares® US & Intl High Yield Corp Bond ETF (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Italy (continued)
Altice France SA/France, 4.00%, 07/15/29 (Call 04/15/24)(c)	EUR	200	$225,517
Atlantia SpA
1.63%, 02/03/25(c)	EUR	100	118,442
1.88%, 07/13/27 (Call 04/13/27)(c)	EUR	100	119,842
1.88%, 02/12/28 (Call 11/12/27)(c)	EUR	100	119,604
Autostrade per l’Italia SpA
1.13%, 11/04/21(c)	EUR	100	115,544
1.75%, 02/01/27(c)	EUR	100	119,544
1.88%, 09/26/29 (Call 06/26/29)(c)	EUR	100	120,193
2.00%, 12/04/28 (Call 09/04/28)(c)	EUR	100	121,382
2.00%, 01/15/30 (Call 10/15/29)(c)	EUR	200	242,690
Azzurra Aeroporti SpA, 2.63%, 05/30/27 (Call 02/28/27)(c)	EUR	100	119,024
Banca Monte dei Paschi di Siena SpA
1.88%, 01/09/26(c)	EUR	150	171,204
3.63%, 09/24/24(c)	EUR	100	118,535
5.38%, 01/18/28 (Call 01/18/23)(c)(d)	EUR	100	83,738
10.50%, 07/23/29(c)	EUR	100	104,708
Banca Popolare di Sondrio SCPA, 2.38%, 04/03/24(c)	EUR	100	119,856
Banco BPM SpA
0.88%, 07/15/26(c)	EUR	100	114,071
1.75%, 01/28/25(c)	EUR	100	118,714
2.50%, 06/21/24(c)	EUR	100	121,236
3.25%, 01/14/31 (Call 01/14/26)(c)(d)	EUR	100	117,599
Banco Comercial Portugues SA, 3.87%, 03/27/30 (Call 03/27/25)(c)(d)	EUR	100	117,987
Banco de Sabadell SA, 1.13%, 03/27/25(c)	EUR	100	116,455
BPER Banca, 1.38%, 03/31/27 (Call 03/31/26)(c)(d)	EUR	200	230,115
Brunello Bidco SpA, 3.50%, 02/15/28 (Call 02/15/24)(c)	EUR	100	114,519
Catalent Pharma Solutions Inc., 2.38%, 03/01/28 (Call 03/01/23)(c)	EUR	100	115,463
Centurion Bidco SpA, 5.88%, 09/30/26 (Call 09/30/22)(c)	EUR	100	119,843
CGG SA, 7.75%, 04/01/27 (Call 04/01/24)(c)	EUR	100	114,872
Cheplapharm Arzneimittel GmbH, 4.38%, 01/15/28 (Call 01/15/24)(c)	EUR	100	118,745
Deutsche Lufthansa AG
2.00%, 07/14/24 (Call 06/14/24)(c)	EUR	100	115,938
2.88%, 02/11/25 (Call 01/11/25)(c)	EUR	100	117,731
3.75%, 02/11/28 (Call 11/11/27)(c)	EUR	100	119,218
Douglas GmbH, 6.00%, 04/08/26 (Call 04/15/23)(c)	EUR	100	114,645
doValue SpA, 3.38%, 07/31/26 (Call 07/31/23)(c)	EUR	100	116,095
eG Global Finance PLC, 6.25%, 10/30/25 (Call 11/29/21)(c)	EUR	100	117,001
Energizer Gamma Acquisition BV, 3.50%, 06/30/29 (Call 06/30/24)(c)	EUR	100	111,869
Esselunga SpA, 1.88%, 10/25/27 (Call 07/25/27)(c)	EUR	100	121,077
Faurecia SE, 2.38%, 06/15/27 (Call 06/15/23)(c)	EUR	100	114,871
Gamma Bidco SpA, 5.13%, 07/15/25 (Call 07/15/22)(c)	EUR	100	116,507
Grifols SA
1.63%, 02/15/25 (Call 02/15/22)(c)	EUR	100	115,203
2.25%, 11/15/27 (Call 11/15/22)(c)	EUR	100	115,561
Guala Closures SpA, 3.25%, 06/15/28 (Call 06/15/24)(c)	EUR	100	113,906
Iccrea Banca SpA, 4.75%, 01/18/32 (Call 10/18/26)(c)(d)	EUR	100	117,030
IMA Industria Macchine Automatiche SpA, 3.75%, 01/15/28 (Call 01/15/23)(c)	EUR	100	114,762
INEOS Quattro Finance 2 PLC, 2.50%, 01/15/26 (Call 01/15/23)(c)	EUR	100	115,194
Infrastrutture Wireless Italiane SpA
1.63%, 10/21/28 (Call 07/21/28)(c)	EUR	100	116,526
1.88%, 07/08/26 (Call 04/08/26)(c)	EUR	100	119,362

Security		Par (000)	Value
Italy (continued)
International Consolidated Airlines Group SA, 2.75%, 03/25/25 (Call 12/25/24)(c)	EUR	100	$115,156
Intesa Sanpaolo SpA
2.86%, 04/23/25(c)	EUR	100	122,580
3.93%, 09/15/26(c)	EUR	100	128,159
4.20%, 06/01/32 (Call 06/01/31)(a)	USD	100	100,822
5.02%, 06/26/24(a)	USD	250	269,365
5.15%, 06/10/30(c)	GBP	100	152,838
6.63%, 09/13/23(c)	EUR	100	128,539
Kleopatra Holdings 2 SCA, 6.50%, 09/01/26 (Call 03/01/23)(c)	EUR	100	104,781
Leonardo SpA, 1.50%, 06/07/24 (Call 03/07/24)(c)	EUR	100	117,608
Mahle GmbH, 2.38%, 05/14/28 (Call 02/14/28)(c)	EUR	100	112,047
Mediobanca Banca di Credito Finanziario SpA, 5.75%, 04/18/23	EUR	115	143,234
National Bank of Greece SA, 2.75%, 10/08/26 (Call 10/08/25)(c)(d)	EUR	150	174,552
Nexi SpA
1.63%, 04/30/26 (Call 01/30/26)(c)	EUR	100	114,905
1.75%, 10/31/24 (Call 07/31/24)(c)	EUR	150	176,107
2.13%, 04/30/29 (Call 01/30/29)(c)	EUR	100	114,137
Piaggio & C SpA, 3.63%, 04/30/25 (Call 11/29/21)(c)	EUR	100	117,598
PPF Telecom Group BV, 3.50%, 05/20/24 (Call 02/20/24)(c)	EUR	100	122,625
Rekeep SpA, 7.25%, 02/01/26 (Call 02/01/23)(c)	EUR	100	123,300
Rossini Sarl, 6.75%, 10/30/25 (Call 11/29/21)(c)	EUR	100	119,482
Saipem Finance International BV, 3.38%, 07/15/26 (Call 04/15/26)(c)	EUR	100	117,448
Sisal Group SpA, 7.00%, 07/31/23 (Call 11/08/21)(c)	EUR	69	79,467
Societa Cattolica Di Assicurazione SPA, 4.25%, 12/14/47 (Call 12/14/27)(c)(d)	EUR	100	129,882
SoftBank Group Corp., 4.00%, 09/19/29 (Call 06/21/29)(c)	EUR	125	144,416
Telecom Italia SpA/Milano
1.63%, 01/18/29 (Call 10/18/28)(c)	EUR	100	109,778
2.38%, 10/12/27 (Call 07/12/27)(c)	EUR	100	116,482
2.50%, 07/19/23(c)	EUR	100	119,455
2.75%, 04/15/25 (Call 01/15/25)(c)	EUR	150	180,431
2.88%, 01/28/26 (Call 10/28/25)(c)	EUR	100	120,836
3.00%, 09/30/25(c)	EUR	100	121,353
3.25%, 01/16/23(c)	EUR	100	119,398
3.63%, 01/19/24(c)	EUR	100	122,434
3.63%, 05/25/26(c)	EUR	200	252,492
4.00%, 04/11/24 (Call 01/11/24)(c)	EUR	100	122,551
5.30%, 05/30/24(a)	USD	150	159,750
Teva Pharmaceutical Finance Netherlands II BV, 6.00%, 01/31/25 (Call 10/31/24)	EUR	100	124,064
UniCredit SpA
2.00%, 09/23/29 (Call 09/23/24)(c)(d)	EUR	200	232,362
2.73%, 01/15/32 (Call 01/15/27)(c)(d)	EUR	200	234,949
4.88%, 02/20/29 (Call 02/20/24)(c)(d)	EUR	200	248,460
5.46%, 06/30/35 (Call 06/30/30)(a)(d)	USD	200	218,774
5.86%, 06/19/32 (Call 06/19/27)(a)(d)	USD	150	165,300
7.30%, 04/02/34 (Call 04/02/29)(a)(d)	USD	100	120,110
Unione di Banche Italiane SpA, 5.88%, 03/04/29 (Call 03/04/24)(c)(d)	EUR	100	128,288
Unipol Gruppo SpA
3.00%, 03/18/25(c)	EUR	100	125,215
3.25%, 09/23/30 (Call 06/23/30)(c)	EUR	100	132,987
3.50%, 11/29/27 (Call 08/29/27)(c)	EUR	100	131,546
UnipolSai Assicurazioni SpA, 3.88%, 03/01/28(c)	EUR	100	125,674
Verde Bidco SpA, 4.63%, 10/01/26 (Call 10/01/23)(c)	EUR	100	116,972

S C H E D U L E O F I N V E S T M E N T S	55

Schedule of Investments (continued) October 31, 2021	iShares® US & Intl High Yield Corp Bond ETF (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Italy (continued)
Verisure Holding AB, 3.88%, 07/15/26 (Call 07/15/22)(c)	EUR	100	$117,728
Vodafone Group PLC
2.63%, 08/27/80 (Call 05/27/26)(c)(d)	EUR	100	118,338
3.00%, 08/27/80 (Call 05/27/30)(c)(d)	EUR	100	117,654
Webuild SpA, 1.75%, 10/26/24(c)	EUR	200	230,911
ZF Europe Finance BV, 3.00%, 10/23/29 (Call 07/23/29)(c)	EUR	100	119,287
Ziggo Bond Co. BV, 3.38%, 02/28/30 (Call 02/15/25)(c)	EUR	100	113,730
Ziggo BV, 2.88%, 01/15/30 (Call 10/15/24)(c)	EUR	100	115,321

			13,568,927

Japan — 0.5%
Rakuten Group Inc.
5.13%, (Call 04/22/26)(a)(d)(e)	USD	150	150,598
6.25%, (Call 04/22/31)(a)(d)(e)	USD	100	105,310
SoftBank Group Corp.
2.13%, 07/06/24 (Call 04/06/24)(c)	EUR	100	114,462
2.88%, 01/06/27 (Call 10/06/26)(c)	EUR	100	112,063
3.13%, 09/19/25 (Call 06/21/25)(c)	EUR	150	173,838
3.88%, 07/06/32 (Call 04/06/32)(c)	EUR	100	110,628
4.00%, 04/20/23 (Call 01/20/23)(c)	EUR	100	118,293
5.00%, 04/15/28 (Call 01/16/28)(c)	EUR	100	121,941

			1,007,133

Jersey — 0.1%
Aston Martin Capital Holdings Ltd., 10.50%, 11/30/25 (Call 11/01/24)(a)	USD	150	164,186

Luxembourg — 1.6%
Albion Financing 1 Sarl/Aggreko Holdings Inc., 6.13%, 10/15/26 (Call 10/15/23)(a)	USD	200	201,876
Albion Financing 1 SARL/Aggreko Holdings Inc., 5.25%, 10/15/26 (Call 10/15/23)(c)	EUR	100	116,069
Altice Financing SA
4.25%, 08/15/29 (Call 08/15/24)(c)	EUR	100	113,371
5.00%, 01/15/28 (Call 01/15/23)(a)	USD	200	192,875
5.75%, 08/15/29 (Call 08/15/24)(a)	USD	200	196,635
Altice Finco SA, 4.75%, 01/15/28 (Call 10/15/22)(c)	EUR	100	109,841
Altice France Holding SA
4.00%, 02/15/28 (Call 02/15/23)(c)	EUR	100	107,904
6.00%, 02/15/28 (Call 02/15/23)(a)	USD	200	190,000
8.00%, 05/15/27 (Call 05/15/22)(c)	EUR	100	122,579
10.50%, 05/15/27 (Call 05/15/22)(a)	USD	150	162,562
Ardagh Metal Packaging Finance USA LLC/Ardagh Metal Packaging Finance PLC, 3.25%, 09/01/28 (Call 05/15/24)(a)(b)	USD	200	195,733
Garfunkelux Holdco 3 SA
6.75%, 11/01/25 (Call 11/01/22)(c)	EUR	100	119,748
7.75%, 11/01/25 (Call 11/01/22)(c)	GBP	100	141,759
INEOS Finance PLC, 2.88%, 05/01/26 (Call 05/01/22)(c)	EUR	100	116,686
INEOS Group Holdings SA, 5.38%, 08/01/24 (Call 11/08/21)(c)	EUR	100	115,526
Matterhorn Telecom SA, 4.00%, 11/15/27 (Call 11/15/22)(c)	EUR	100	117,139
Mytilineos Financial Partners SA, 2.50%, 12/01/24 (Call 06/01/24)(c)	EUR	100	118,394
Sani/Ikos Financial Holdings 1 Sarl, 5.63%, 12/15/26 (Call 07/15/23)(c)	EUR	100	117,600
SIG Combibloc Purchase Co. Sarl, 2.13%, 06/18/25 (Call 03/18/25)(c)	EUR	100	120,808
Summer BC Holdco A Sarl, 9.25%, 10/31/27 (Call 10/31/22)(c)	EUR	90	112,624
Summer BC Holdco B Sarl, 5.75%, 10/31/26 (Call 10/31/22)(c)	EUR	100	120,511

Security		Par (000)	Value

Luxembourg (continued)
Swissport Investments SA, 6.75%, 12/15/21 (Call 11/08/21)(c)(f)(g)	EUR	100	$289
Vivion Investments Sarl, 3.00%, 08/08/24(c)	EUR	100	110,619

			3,021,148

Macau — 0.6%
Melco Resorts Finance Ltd.
4.88%, 06/06/25 (Call 11/29/21)(a)(b)	USD	200	198,279
5.38%, 12/04/29 (Call 12/04/24)(a)	USD	200	197,425
MGM China Holdings Ltd., 4.75%, 02/01/27 (Call 02/01/24)(a)	USD	50	48,048
Studio City Finance Ltd.
5.00%, 01/15/29 (Call 01/15/24)(a)	USD	125	113,125
6.50%, 01/15/28 (Call 07/15/23)(a)	USD	200	192,755
Wynn Macau Ltd.
4.88%, 10/01/24 (Call 11/09/21)(a)	USD	100	94,811
5.13%, 12/15/29 (Call 12/15/24)(a)	USD	125	112,638
5.50%, 01/15/26 (Call 06/15/22)(a)(b)	USD	100	94,211
5.63%, 08/26/28 (Call 08/26/23)(a)(b)	USD	200	186,676

			1,237,968

Malaysia — 0.0%
Resorts World Las Vegas LLC/RWLV Capital Inc., 4.63%, 04/16/29 (Call 01/16/29)(a)	USD	100	101,122

Netherlands — 1.6%
Intertrust Group BV, 3.38%, 11/15/25 (Call 11/15/21)(c)	EUR	100	116,314
IPD 3 BV, 5.50%, 12/01/25 (Call 12/01/22)(c)	EUR	100	118,567
Koninklijke KPN NV, 7.00%, 03/28/73 (Call 03/28/23)(a)(d)	USD	100	105,877
Lincoln Financing Sarl, 3.63%, 04/01/24 (Call 11/29/21)(c)	EUR	125	145,178
Nobel Bidco BV, 3.13%, 06/15/28 (Call 06/15/24)(c)	EUR	100	111,007
Nobian Finance BV, 3.63%, 07/15/26 (Call 07/15/23)(c)	EUR	100	111,765
OCI NV, 3.13%, 11/01/24 (Call 11/29/21)(c)	EUR	200	234,206
PPF Telecom Group BV, 3.25%, 09/29/27 (Call 06/29/27)(c)	EUR	175	218,428
Q-Park Holding I BV, 2.00%, 03/01/27 (Call 03/01/23)(c)	EUR	150	164,138
Sensata Technologies BV
4.88%, 10/15/23(a)	USD	50	53,091
5.00%, 10/01/25(a)	USD	50	54,682
5.63%, 11/01/24(a)	USD	50	55,125
Sigma Holdco BV, 5.75%, 05/15/26 (Call 11/08/21)(c)	EUR	100	106,760
Titan Holdings II BV, 5.13%, 07/15/29 (Call 07/15/24)(c)	EUR	100	114,072
Trivium Packaging Finance BV
3.75%, 08/15/26 (Call 08/15/22)(c)	EUR	100	116,023
8.50%, 08/15/27 (Call 08/15/22)(a)	USD	250	263,747
United Group BV
3.63%, 02/15/28 (Call 02/15/23)(c)	EUR	100	110,807
4.63%, 08/15/28 (Call 08/15/24)(c)	EUR	100	114,458
4.88%, 07/01/24 (Call 11/29/21)(c)	EUR	100	116,781
UPC Broadband Finco BV, 4.88%, 07/15/31 (Call 07/15/26)(a)	USD	125	127,087
Ziggo BV
4.25%, 01/15/27 (Call 01/15/22)(c)	EUR	80	94,565
4.88%, 01/15/30 (Call 10/15/24)(a)	USD	200	203,125
5.50%, 01/15/27 (Call 01/15/22)(a)	USD	198	204,057

			3,059,860

Norway — 0.1%
Adevinta ASA, 2.63%, 11/15/25 (Call 11/15/22)(c)	EUR	100	117,590

Portugal — 0.5%
Banco Commercial Portugues, 1.75%, 04/07/28 (Call 04/07/27)(c)(d)	EUR	100	112,675
Caixa Geral de Depositos SA, 1.25%, 11/25/24(c)	EUR	100	118,345

56	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2021	iShares® US & Intl High Yield Corp Bond ETF (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Portugal (continued)
EDP - Energias de Portugal SA
1.70%, 07/20/80 (Call 04/20/25)(c)(d)	EUR	100	$115,783
1.88%, 08/02/81 (Call 05/02/26)(c)(d)	EUR	100	115,796
4.50%, 04/30/79 (Call 01/30/24)(c)(d)	EUR	100	124,504
Energias De Portugal SA, 1.50%, 03/14/82 (Call 12/14/26)(c)(d)	EUR	100	112,830
Novo Banco SA, 3.50%, 07/23/24 (Call 07/23/23)(c)(d)	EUR	100	114,147
Saipem Finance International BV, 3.13%, 03/31/28 (Call 12/31/27)(c)	EUR	100	115,313
Transportes Aereos Portugueses SA, 5.63%, 12/02/24 (Call 06/02/24)(c)	EUR	100	94,320

			1,023,713

Singapore — 0.1%
Puma International Financing SA, 5.13%, 10/06/24 (Call 11/09/21)(a)	USD	200	201,222

Spain — 1.7%
Abanca Corp. Bancaria SA, 4.63%, 04/07/30 (Call 04/07/25)(c)(d)	EUR	100	124,763
Banco de Sabadell SA
1.75%, 05/10/24(c)	EUR	200	237,514
5.38%, 12/12/28 (Call 12/12/23)(c)(d)	EUR	100	126,011
Banco do Brasil SA/Cayman, 1.75%, 03/09/28 (Call 03/09/27)(c)(d)	EUR	100	113,254
Cellenex Finance Co.
1.00%, 09/15/27 (Call 06/15/27)(c)	EUR	100	111,781
2.00%, 09/15/32 (Call 06/15/32)(c)	EUR	100	110,893
Cellnex Finance Co. SA
0.75%, 11/15/26 (Call 08/15/26)(c)	EUR	100	113,121
1.25%, 01/15/29 (Call 10/15/28)(c)	EUR	100	110,612
1.50%, 06/08/28 (Call 03/08/28)(c)	EUR	200	227,276
2.00%, 02/15/33 (Call 11/15/32)(c)	EUR	100	109,979
Cellnex Telecom SA
1.75%, 10/23/30 (Call 07/23/30)(c)	EUR	100	111,506
1.88%, 06/26/29 (Call 03/26/29)	EUR	100	115,006
2.88%, 04/18/25 (Call 01/18/25)(c)	EUR	100	123,450
Cirsa Finance International, 4.50%, 03/15/27 (Call 09/15/23)(c)	EUR	100	113,864
Cirsa Finance International Sarl, 6.25%, 12/20/23 (Call 11/08/21)(c)	EUR	85	99,351
ContourGlobal Power Holdings SA, 2.75%, 01/01/26 (Call 01/01/23)(c)	EUR	100	114,491
eDreams ODIGEO SA, 5.50%, 09/01/23 (Call 11/08/21)(c)	EUR	100	114,721
El Corte Ingles SA, 3.00%, 03/15/24 (Call 11/08/21)(c)	EUR	100	116,165
Grifols Escrow Issuer SA, 3.88%, 10/15/28 (Call 10/15/24)(c)	EUR	250	289,300
Grifols SA, 3.20%, 05/01/25 (Call 11/29/21)(c)	EUR	100	115,686
Grupo Antolin Irausa, 3.50%, 04/30/28 (Call 04/30/24)(c)	EUR	100	107,742
Ibercaja Banco SA, 2.75%, 07/23/30 (Call 07/23/25)(c)(d)	EUR	100	116,420
Lorca Telecom Bondco, 4.00%, 09/18/27 (Call 09/30/23)(c)	EUR	150	174,334
Lorca Telecom Bondco SA, 4.00%, 09/18/27 (Call 09/30/23)(c)	EUR	100	116,264
Repsol International Finance BV, 4.50%, 03/25/75 (Call 03/25/25)(c)(d)	EUR	100	124,660

			3,338,164

Sweden — 0.8%
Akelius Residential Property AB, 3.88%, 10/05/78 (Call 07/08/23)(c)(d)	EUR	100	120,924
Dometic Group AB, 2.00%, 09/29/28 (Call 06/29/28)(c)	EUR	100	113,227

Security		Par (000)	Value

Sweden (continued)
Fastighets AB Balder, 3.00%, 03/07/78 (Call 03/07/23)(c)(d)	EUR	100	$115,885
Heimstaden AB, 4.25%, 03/09/26 (Call 12/09/25)(c)	EUR	100	115,772
Intrum AB
3.13%, 07/15/24 (Call 11/29/21)(c)	EUR	100	115,627
3.50%, 07/15/26 (Call 07/15/22)(c)	EUR	200	230,553
4.88%, 08/15/25 (Call 08/15/22)(c)	EUR	100	119,437
Verisure Holding AB, 3.25%, 02/15/27 (Call 02/15/23)(c)	EUR	100	115,212
Verisure Midholding AB, 5.25%, 02/15/29 (Call 02/15/24)(c)	EUR	200	234,278
Volvo Car AB
2.00%, 01/24/25 (Call 10/24/24)(c)	EUR	100	119,703
2.13%, 04/02/24 (Call 01/02/24)(c)	EUR	100	119,257

			1,519,875

Switzerland — 0.1%
Dufry One BV
2.50%, 10/15/24 (Call 11/29/21)(c)	EUR	100	113,737
3.38%, 04/15/28 (Call 04/15/24)(c)	EUR	100	113,542

			227,279

United Kingdom — 4.9%
Arqiva Broadcast Finance PLC, 6.75%, 09/30/23 (Call 11/29/21)(c)	GBP	100	138,922
B&M European Value Retail SA, 3.63%, 07/15/25 (Call 07/15/22)(c)	GBP	100	139,726
BCP Modular Services, 4.75%, 11/30/28 (Call 11/30/24)(c)	EUR	150	173,090
Bellis Acquisition Co. PLC, 3.25%, 02/16/26 (Call 02/24/23)(c)	GBP	175	229,112
Bellis Finco PLC, 4.00%, 02/16/27 (Call 02/24/23)(c)	GBP	100	129,109
Centrica PLC, 5.25%, 04/10/75 (Call 04/10/25)(c)(d)	GBP	100	145,123
Cidron Aida Finco Sarl, 5.00%, 04/01/28 (Call 04/01/24)(c)	EUR	100	113,417
Connect Finco Sarl/Connect U.S. Finco LLC, 6.75%, 10/01/26 (Call 10/01/22)(a)	USD	250	259,375
Constellation Automotive Financing PLC, 4.88%, 07/15/27 (Call 07/15/23)(c)	GBP	100	131,695
Deuce Finco PLC, 5.50%, 06/15/27 (Call 06/15/23)(c)	GBP	100	135,950
EC Finance PLC, 3.00%, 10/15/26 (Call 10/15/23)(c)	EUR	100	116,655
eG Global Finance PLC
4.38%, 02/07/25 (Call 11/29/21)(c)	EUR	100	113,881
6.75%, 02/07/25 (Call 11/09/21)(a)	USD	200	204,822
Gatwick Airport Finance PLC, 4.38%, 04/07/26 (Call 04/07/23)(c)	GBP	100	138,426
Heathrow Finance PLC, 4.38%, 03/01/27(c)(h)	GBP	100	138,354
Iceland Bondco PLC, 4.63%, 03/15/25 (Call 03/15/22)(c)	GBP	100	125,638
INEOS Styrolution Group GmbH, 2.25%, 01/16/27 (Call 01/15/23)(c)	EUR	100	112,387
International Consolidated Airlines Group SA, 3.75%, 03/25/29 (Call 12/25/28)(c)	EUR	100	114,685
International Personal Finance PLC, 9.75%, 11/12/25 (Call 11/12/22)	EUR	100	124,432
Jaguar Land Rover Automotive PLC
3.88%, 03/01/23(c)	GBP	100	137,577
4.50%, 01/15/26 (Call 10/15/25)(c)	EUR	100	117,411
4.50%, 07/15/28 (Call 07/15/24)(c)	EUR	100	114,833
5.63%, 02/01/23 (Call 11/29/21)(a)	USD	150	150,604
5.88%, 01/15/28 (Call 01/15/24)(a)	USD	150	149,625
Jerrold Finco PLC, 4.88%, 01/15/26 (Call 01/15/22)(c)	GBP	100	138,518
Maison Finco PLC, 6.00%, 10/31/27 (Call 10/31/23)(c)	GBP	100	139,043
Marks & Spencer PLC
3.75%, 05/19/26 (Call 02/19/26)(c)	GBP	100	140,848
6.00%, 06/12/25(c)	GBP	100	150,453
Metro Bank PLC, 5.50%, 06/26/28 (Call 06/26/23)(c)(d)	GBP	100	85,709

S C H E D U L E O F I N V E S T M E N T S	57

Schedule of Investments (continued) October 31, 2021	iShares® US & Intl High Yield Corp Bond ETF (Percentages shown are based on Net Assets)

Security		Par (000)	Value

United Kingdom (continued)
Modulaire Global Finance PLC, 6.50%, 02/15/23 (Call 11/08/21)(c)	EUR	100	$117,341
Motion Finco Sarl, 7.00%, 05/15/25 (Call 05/15/22)(c)	EUR	100	120,652
NGG Finance PLC
1.63%, 12/05/79 (Call 09/05/24)(c)(d)	EUR	100	116,305
2.13%, 09/05/82 (Call 06/05/27)(c)(d)	EUR	100	116,094
5.63%, 06/18/73 (Call 06/18/25)(c)(d)	GBP	100	148,653
Nomad Foods Bondco PLC, 2.50%, 06/24/28 (Call 06/24/24)(c)	EUR	100	114,779
Ocado Group PLC, 3.88%, 10/08/26 (Call 10/08/23)(c)	GBP	100	133,495
PeopleCert Wisdom Issuer PLC, 5.75%, 09/15/26 (Call 09/15/23)(c)	EUR	100	118,990
Pinewood Finance Co. Ltd., 3.25%, 09/30/25 (Call 11/29/21)(c)	GBP	100	136,979
Pinnacle Bidco PLC, 5.50%, 02/15/25 (Call 01/15/22)(c)	EUR	100	117,531
Playtech PLC, 4.25%, 03/07/26 (Call 03/07/22)(c)	EUR	100	118,545
Punch Finance PLC, 6.13%, 06/30/26 (Call 06/30/23)(c)	GBP	100	137,013
Rolls-Royce PLC
0.88%, 05/09/24 (Call 02/09/24)(c)	EUR	100	114,822
1.63%, 05/09/28 (Call 02/09/28)(c)	EUR	100	111,369
3.38%, 06/18/26	GBP	100	137,303
4.63%, 02/16/26 (Call 11/16/25)(c)	EUR	100	128,344
5.75%, 10/15/27 (Call 07/15/27)(a)	USD	200	221,950
Sherwood Financing PLC, 4.50%, 11/15/26 (Call 11/15/23)(c)	EUR	100	115,022
Stonegate Pub Co. Financing 2019 PLC, 8.25%, 07/31/25 (Call 07/31/22)(c)	GBP	100	141,832
Synthomer PLC, 3.88%, 07/01/25 (Call 07/01/22)(c)	EUR	100	118,698
Thames Water Utilities Finance PLC, 5.75%, 09/13/30 (Call 09/13/22)(d)	GBP	125	176,911
TI Automotive Finance PLC, 3.75%, 04/15/29 (Call 04/15/24)(c)	EUR	100	115,607
Very Group Funding PLC (The), 6.50%, 08/01/26 (Call 08/01/23)(c)	GBP	100	136,018
Victoria PLC, 3.63%, 08/24/26 (Call 02/28/23)(c)	EUR	100	116,626
Virgin Media Finance PLC, 5.00%, 07/15/30 (Call 07/15/25)(a)	USD	100	99,559
Virgin Media Secured Finance PLC
4.25%, 01/15/30 (Call 10/15/24)(c)	GBP	150	204,187
5.00%, 04/15/27 (Call 04/15/22)(c)	GBP	100	141,082
5.50%, 05/15/29 (Call 05/15/24)(a)	USD	200	210,622
Virgin Media Vendor Financing Notes III DAC, 4.88%, 07/15/28 (Call 07/15/23)(c)	GBP	100	137,112
Vmed O2 UK Financing I PLC
3.25%, 01/31/31 (Call 01/31/26)(c)	EUR	150	173,664
4.00%, 01/31/29 (Call 01/31/24)(c)	GBP	100	135,050
4.25%, 01/31/31 (Call 01/31/26)(a)	USD	200	194,760
4.75%, 07/15/31 (Call 07/15/26)(a)	USD	150	150,762
Vodafone Group PLC
3.10%, 01/03/79 (Call 10/03/23)(c)(d)	EUR	200	238,741
3.25%, 06/04/81 (Call 06/04/26)(d)	USD	50	49,925
4.13%, 06/04/81 (Call 03/04/31)(d)	USD	125	124,384
4.88%, 10/03/78 (Call 07/03/25)(c)(d)	GBP	100	144,504
7.00%, 04/04/79 (Call 01/04/29)(d)	USD	250	301,250

			9,545,901

United States — 63.6%
Acrisure LLC/Acrisure Finance Inc.
4.25%, 02/15/29 (Call 02/15/24)(a)	USD	70	67,644
6.00%, 08/01/29 (Call 08/01/24)(a)	USD	60	58,951
7.00%, 11/15/25 (Call 11/29/21)(a)	USD	115	116,284
10.13%, 08/01/26 (Call 08/01/22)(a)	USD	30	33,280

Security		Par (000)	Value

United States (continued)
AdaptHealth LLC
4.63%, 08/01/29 (Call 02/01/24)(a)	USD	50	$49,511
5.13%, 03/01/30 (Call 03/01/25)(a)	USD	85	85,396
Adient Global Holdings Ltd., 3.50%, 08/15/24 (Call 05/15/24)(c)	EUR	100	116,901
Adient U.S. LLC, 9.00%, 04/15/25 (Call 04/15/22)(a)	USD	60	64,243
ADT Security Corp. (The)
4.13%, 06/15/23	USD	90	93,609
4.13%, 08/01/29 (Call 08/01/28)(a)	USD	125	123,505
Albertsons Companies Inc./ Safeway Inc./New Albertsons LP/Albertsons LLC
3.25%, 03/15/26 (Call 09/15/22)(a)	USD	55	55,941
3.50%, 02/15/23 (Call 12/15/22)(a)	USD	60	61,051
3.50%, 03/15/29 (Call 09/15/23)(a)(b)	USD	150	147,985
4.63%, 01/15/27 (Call 01/15/23)(a)	USD	170	177,437
4.88%, 02/15/30 (Call 02/15/25)(a)(b)	USD	100	107,216
5.88%, 02/15/28 (Call 08/15/22)(a)	USD	125	132,916
7.50%, 03/15/26 (Call 03/15/22)(a)	USD	75	80,719
Alcoa Nederland Holding BV, 6.13%, 05/15/28 (Call 05/15/23)(a)	USD	200	214,660
Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer
4.25%, 10/15/27 (Call 10/15/23)(a)	USD	115	115,122
5.88%, 11/01/29 (Call 11/01/24)(a)	USD	30	30,152
6.75%, 10/15/27 (Call 10/15/22)(a)	USD	130	134,471
Allied Universal Holdco LLC/Allied Universal Finance Corp.
6.00%, 06/01/29 (Call 06/01/24)(a)(b)	USD	200	197,252
6.63%, 07/15/26 (Call 07/15/22)(a)	USD	170	178,819
9.75%, 07/15/27 (Call 07/15/22)(a)	USD	115	124,103
Allied Universal Holdco LLC/Allied Universal Finance Corp./Atlas Luxco 4 Sarl, 4.63%, 06/01/28 (Call 06/01/24)(a)	USD	150	148,975
Allied Universal Holdco LLC/Allied Universal Finance Corp/Atlas Luxco 4 Sarl, 3.63%, 06/01/28 (Call 06/01/24)(c)	EUR	100	113,259
Allison Transmission Inc.
3.75%, 01/30/31 (Call 01/30/26)(a)	USD	110	105,737
4.75%, 10/01/27 (Call 10/01/22)(a)	USD	50	52,009
5.88%, 06/01/29 (Call 06/01/24)(a)(b)	USD	45	48,530
Ally Financial Inc., 5.75%, 11/20/25 (Call 10/21/25)	USD	155	175,863
AMC Entertainment Holdings Inc.
10.50%, 04/15/25 (Call 04/15/22)(a)(b)	USD	50	53,750
10.50%, 04/24/26 (Call 06/15/22)(a)	USD	92	98,769
AMC Networks Inc.
4.25%, 02/15/29 (Call 02/15/24)	USD	125	123,125
4.75%, 08/01/25 (Call 11/29/21)(b)	USD	50	51,250
5.00%, 04/01/24 (Call 11/29/21)	USD	71	71,858
American Airlines Group Inc., 3.75%, 03/01/25(a)(b)	USD	65	59,303
American Airlines Inc., 11.75%, 07/15/25(a)	USD	300	371,625
American Airlines Inc./AAdvantage Loyalty IP Ltd.
5.50%, 04/20/26(a)	USD	380	398,382
5.75%, 04/20/29(a)	USD	335	360,544
American Axle & Manufacturing Inc.
5.00%, 10/01/29 (Call 10/01/24)	USD	75	71,523
6.25%, 03/15/26 (Call 11/09/21)(b)	USD	50	51,438
6.50%, 04/01/27 (Call 04/01/22)	USD	60	62,625
6.88%, 07/01/28 (Call 07/01/23)(b)	USD	50	53,105
American Builders & Contractors Supply Co. Inc.
3.88%, 11/15/29 (Call 11/15/24)(a)	USD	50	49,172
4.00%, 01/15/28 (Call 01/15/23)(a)	USD	75	76,201

58	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2021	iShares® US & Intl High Yield Corp Bond ETF (Percentages shown are based on Net Assets)

Security		Par (000)	Value

United States (continued)
AmeriGas Partners LP/AmeriGas Finance Corp.
5.50%, 05/20/25 (Call 02/20/25)	USD	65	$70,562
5.63%, 05/20/24 (Call 03/20/24)	USD	60	64,881
5.75%, 05/20/27 (Call 02/20/27)	USD	50	55,813
5.88%, 08/20/26 (Call 05/20/26)(b)	USD	75	83,766
Antero Midstream Partners LP/Antero Midstream Finance Corp.
5.38%, 06/15/29 (Call 06/15/24)(a)	USD	95	99,037
5.75%, 03/01/27 (Call 03/01/22)(a)	USD	60	62,055
5.75%, 01/15/28 (Call 01/15/23)(a)	USD	80	83,700
7.88%, 05/15/26 (Call 05/15/23)(a)	USD	50	54,563
Antero Resources Corp.
5.00%, 03/01/25 (Call 11/29/21)	USD	75	76,088
5.38%, 03/01/30 (Call 03/01/25)(a)	USD	60	63,549
7.63%, 02/01/29 (Call 02/01/24)(a)	USD	85	94,138
8.38%, 07/15/26 (Call 01/15/24)(a)	USD	42	47,198
Apache Corp.
4.25%, 01/15/30 (Call 10/15/29)(b)	USD	75	79,776
4.38%, 10/15/28 (Call 07/15/28)(b)	USD	75	80,311
4.63%, 11/15/25 (Call 08/15/25)	USD	15	16,170
APX Group Inc.
5.75%, 07/15/29 (Call 07/15/24)(a)(b)	USD	90	89,093
6.75%, 02/15/27 (Call 02/15/23)(a)	USD	55	58,095
Aramark Services Inc.
5.00%, 04/01/25 (Call 11/29/21)(a)(b)	USD	75	76,781
5.00%, 02/01/28 (Call 02/01/23)(a)	USD	120	123,339
6.38%, 05/01/25 (Call 05/01/22)(a)	USD	145	152,623
Arches Buyer Inc.
4.25%, 06/01/28 (Call 12/01/23)(a)	USD	80	80,605
6.13%, 12/01/28 (Call 12/01/23)(a)	USD	50	50,438
Archrock Partners LP/Archrock Partners Finance Corp.
6.25%, 04/01/28 (Call 04/01/23)(a)	USD	90	93,438
6.88%, 04/01/27 (Call 04/01/22)(a)	USD	65	67,748
Arconic Corp.
6.00%, 05/15/25 (Call 05/15/22)(a)	USD	70	73,370
6.13%, 02/15/28 (Call 02/15/23)(a)	USD	90	94,950
Ardagh Metal Packaging Finance USA LLC/Ardagh Metal Packaging Finance PLC, 2.00%, 09/01/28 (Call 05/15/24)(c)	EUR	100	114,079
Ardagh Packaging Finance PLC/Ardagh Holdings USA Inc.
2.13%, 08/15/26 (Call 08/15/22)(c)	EUR	225	256,434
5.25%, 08/15/27 (Call 08/15/22)(a)	USD	350	349,125
Ascent Resources Utica Holdings LLC/ARU Finance Corp.
5.88%, 06/30/29 (Call 09/01/24)(a)	USD	50	50,603
7.00%, 11/01/26 (Call 11/29/21)(a)	USD	50	51,633
AssuredPartners Inc., 5.63%, 01/15/29 (Call 12/15/23)(a)(b)	USD	75	74,541
Avantor Funding Inc.
2.63%, 11/01/25 (Call 11/01/22)(c)	EUR	100	118,093
3.88%, 11/01/29 (Call 11/01/24)(a)	USD	85	85,125
4.63%, 07/15/28 (Call 07/15/23)(a)	USD	180	186,741
Avaya Inc., 6.13%, 09/15/28 (Call 09/15/23)(a)(b)	USD	100	104,246
Avient Corp., 5.75%, 05/15/25 (Call 05/15/22)(a)	USD	95	99,465
Avis Budget Car Rental LLC/Avis Budget Finance Inc.
4.75%, 04/01/28 (Call 04/01/24)(a)	USD	50	51,837
5.38%, 03/01/29 (Call 03/01/24)(a)(b)	USD	40	42,197
5.75%, 07/15/27 (Call 07/15/22)(a)(b)	USD	55	57,496
Avis Budget Finance PLC, 4.75%, 01/30/26 (Call 11/29/21)(c)	EUR	100	117,234

Security		Par (000)	Value

United States (continued)
Axalta Coating Systems LLC, 3.38%, 02/15/29 (Call 02/15/24)(a)(b)	USD	150	$142,869
B&G Foods Inc.
5.25%, 04/01/25 (Call 11/29/21)	USD	65	66,414
5.25%, 09/15/27 (Call 03/01/22)	USD	70	71,825
Ball Corp.
2.88%, 08/15/30 (Call 05/15/30)	USD	125	120,312
3.13%, 09/15/31 (Call 06/15/31)	USD	95	92,388
4.00%, 11/15/23	USD	100	105,127
4.38%, 12/15/23	EUR	200	249,864
4.88%, 03/15/26 (Call 12/15/25)(b)	USD	95	104,151
5.25%, 07/01/25	USD	125	139,352
Bath & Body Works Inc.
5.25%, 02/01/28	USD	65	69,908
6.63%, 10/01/30 (Call 10/01/25)(a)	USD	85	95,094
7.50%, 06/15/29 (Call 06/15/24)	USD	65	73,255
Bausch Health Americas Inc.
8.50%, 01/31/27 (Call 07/31/22)(a)	USD	195	207,339
9.25%, 04/01/26 (Call 04/01/22)(a)	USD	165	175,504
Bausch Health Companies Inc.
4.88%, 06/01/28 (Call 06/01/24)(a)(b)	USD	175	180,215
5.00%, 01/30/28 (Call 01/30/23)(a)(b)	USD	155	143,173
5.25%, 01/30/30 (Call 01/30/25)(a)(b)	USD	130	117,487
5.50%, 11/01/25 (Call 11/29/21)(a)	USD	195	198,207
5.75%, 08/15/27 (Call 08/15/22)(a)	USD	65	68,013
6.13%, 04/15/25 (Call 11/29/21)(a)	USD	293	298,609
6.25%, 02/15/29 (Call 02/15/24)(a)	USD	185	179,206
7.00%, 01/15/28 (Call 01/15/23)(a)(b)	USD	95	96,009
7.25%, 05/30/29 (Call 05/30/24)(a)(b)	USD	95	96,135
9.00%, 12/15/25 (Call 12/15/21)(a)	USD	140	147,194
Belden Inc., 3.88%, 03/15/28 (Call 03/15/23)(c)	EUR	150	179,316
Berry Global Inc., 5.63%, 07/15/27 (Call 07/15/22)(a)	USD	30	31,424
Black Knight InfoServ LLC, 3.63%, 09/01/28 (Call 09/01/23)(a)	USD	100	99,500
Booz Allen Hamilton Inc.
3.88%, 09/01/28 (Call 09/01/23)(a)	USD	75	75,795
4.00%, 07/01/29 (Call 07/01/24)(a)	USD	55	55,656
Boxer Parent Co. Inc.
6.50%, 10/02/25 (Call 06/01/22)(c)	EUR	100	120,976
7.13%, 10/02/25 (Call 06/01/22)(a)	USD	65	68,925
Boyd Gaming Corp.
4.75%, 12/01/27 (Call 12/01/22)	USD	125	128,787
4.75%, 06/15/31 (Call 06/15/26)(a)	USD	90	92,702
8.63%, 06/01/25 (Call 06/01/22)(a)	USD	60	64,743
Brand Industrial Services Inc., 8.50%, 07/15/25 (Call 11/29/21)(a)	USD	110	110,242
Brink’s Co. (The), 5.50%, 07/15/25 (Call 07/15/22)(a)	USD	115	120,117
Brookfield Property REIT Inc./BPR Cumulus LLC/BPR Nimbus LLC/GGSI Sellco LL, 4.50%, 04/01/27 (Call 10/01/23)(a)	USD	95	92,625
Buckeye Partners LP
3.95%, 12/01/26 (Call 09/01/26)(b)	USD	100	102,142
4.13%, 03/01/25 (Call 02/01/25)(a)	USD	75	76,791
4.13%, 12/01/27 (Call 09/01/27)	USD	50	50,433
4.15%, 07/01/23 (Call 04/01/23)	USD	50	51,608
4.50%, 03/01/28 (Call 12/01/27)(a)	USD	50	49,783
6.38%, 01/22/78 (Call 01/22/23)(d)	USD	50	45,537
Builders FirstSource Inc.
4.25%, 02/01/32 (Call 08/01/26)(a)	USD	100	100,719
5.00%, 03/01/30 (Call 03/01/25)(a)	USD	75	79,492
6.75%, 06/01/27 (Call 06/01/22)(a)	USD	45	47,491

S C H E D U L E O F I N V E S T M E N T S	59

Schedule of Investments (continued) October 31, 2021	iShares® US & Intl High Yield Corp Bond ETF (Percentages shown are based on Net Assets)

Security		Par (000)	Value

United States (continued)
Caesars Entertainment Inc.
4.63%, 10/15/29 (Call 10/15/24)(a)	USD	145	$145,872
6.25%, 07/01/25 (Call 07/01/22)(a)	USD	380	399,515
8.13%, 07/01/27 (Call 07/01/23)(a)(b)	USD	160	179,208
Caesars Resort Collection LLC/CRC Finco Inc., 5.75%, 07/01/25 (Call 07/01/22)(a)	USD	110	115,582
Callon Petroleum Co.
6.13%, 10/01/24 (Call 11/29/21)	USD	60	59,008
8.00%, 08/01/28 (Call 08/01/24)(a)(b)	USD	75	75,563
Calpine Corp.
3.75%, 03/01/31 (Call 03/01/26)(a)	USD	125	119,673
4.50%, 02/15/28 (Call 02/15/23)(a)	USD	105	106,287
4.63%, 02/01/29 (Call 02/01/24)(a)	USD	65	63,176
5.00%, 02/01/31 (Call 02/01/26)(a)(b)	USD	115	112,612
5.13%, 03/15/28 (Call 03/15/23)(a)(b)	USD	150	149,604
5.25%, 06/01/26 (Call 11/29/21)(a)	USD	125	128,574
Calumet Specialty Products Partners LP/Calumet Finance Corp., 11.00%, 04/15/25 (Call 11/29/21)(a)	USD	70	76,038
Carnival PLC, 1.00%, 10/28/29 (Call 07/28/29)	EUR	100	90,104
Carvana Co.
4.88%, 09/01/29 (Call 09/01/24)(a)(b)	USD	75	72,563
5.50%, 04/15/27 (Call 04/15/24)(a)	USD	75	75,469
5.63%, 10/01/25 (Call 10/01/22)(a)	USD	55	56,100
5.88%, 10/01/28 (Call 10/01/23)(a)	USD	65	66,193
Catalent Pharma Solutions Inc.
3.13%, 02/15/29 (Call 02/15/24)(a)(b)	USD	65	63,492
3.50%, 04/01/30 (Call 04/01/25)(a)	USD	85	84,363
CCO Holdings LLC/CCO Holdings Capital Corp.
4.00%, 03/01/23 (Call 11/15/21)(a)	USD	65	65,110
4.25%, 02/01/31 (Call 07/01/25)(a)	USD	325	323,189
4.25%, 01/15/34 (Call 01/15/28)(a)	USD	235	227,656
4.50%, 08/15/30 (Call 02/15/25)(a)	USD	310	315,543
4.50%, 05/01/32 (Call 05/01/26)(b)	USD	335	337,712
4.50%, 06/01/33 (Call 06/01/27)(a)	USD	205	204,487
4.75%, 03/01/30 (Call 09/01/24)(a)	USD	335	345,887
5.00%, 02/01/28 (Call 08/01/22)(a)	USD	290	301,600
5.13%, 05/01/27 (Call 05/01/22)(a)	USD	355	368,312
5.38%, 06/01/29 (Call 06/01/24)(a)	USD	165	177,292
5.50%, 05/01/26 (Call 11/29/21)(a)	USD	95	98,135
CDK Global Inc.
4.88%, 06/01/27 (Call 06/01/22)	USD	50	52,048
5.00%, 10/15/24 (Call 07/15/24)	USD	65	71,878
5.25%, 05/15/29 (Call 05/15/24)(a)	USD	65	69,710
CDW LLC/CDW Finance Corp.
3.25%, 02/15/29 (Call 08/15/23)(b)	USD	40	40,560
4.13%, 05/01/25 (Call 05/01/22)	USD	75	77,385
4.25%, 04/01/28 (Call 10/01/22)(b)	USD	100	103,875
5.50%, 12/01/24 (Call 06/01/24)	USD	70	76,673
Cedar Fair LP, 5.25%, 07/15/29 (Call 07/15/24)(b)	USD	70	73,098
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp./Millennium Op
5.38%, 04/15/27 (Call 04/15/22)	USD	60	61,889
5.50%, 05/01/25 (Call 05/01/22)(a)	USD	100	103,916
Centene Corp.
2.45%, 07/15/28 (Call 05/15/28)	USD	250	249,386
2.50%, 03/01/31 (Call 12/01/30)	USD	240	234,344
2.63%, 08/01/31 (Call 05/01/31)	USD	135	132,960
3.00%, 10/15/30 (Call 07/15/30)	USD	225	228,912
3.38%, 02/15/30 (Call 02/15/25)	USD	225	231,248
4.25%, 12/15/27 (Call 12/15/22)	USD	365	382,319

Security		Par (000)	Value

United States (continued)
4.63%, 12/15/29 (Call 12/15/24)	USD	365	$394,200
Central Garden & Pet Co.
4.13%, 10/15/30 (Call 10/15/25)	USD	50	50,250
4.13%, 04/30/31 (Call 04/30/26)(a)	USD	45	45,204
Century Communities Inc., 3.88%, 08/15/29 (Call 02/15/29)(a)	USD	50	49,871
Change Healthcare Holdings LLC/Change Healthcare Finance Inc., 5.75%, 03/01/25 (Call 11/09/21)(a)	USD	125	126,021
Charles River Laboratories International Inc.
3.75%, 03/15/29 (Call 03/15/24)(a)	USD	50	50,500
4.00%, 03/15/31 (Call 03/15/26)(a)	USD	65	67,145
4.25%, 05/01/28 (Call 05/01/23)(a)	USD	65	67,118
Chemours Co. (The)
4.63%, 11/15/29 (Call 11/15/24)(a)(b)	USD	70	67,375
5.38%, 05/15/27 (Call 02/15/27)(b)	USD	65	68,983
5.75%, 11/15/28 (Call 11/15/23)(a)	USD	85	87,557
Cheniere Energy Inc., 4.63%, 10/15/28 (Call 10/15/23)(b)	USD	185	194,241
Cheniere Energy Partners LP
3.25%, 01/31/32 (Call 01/31/27)(a)	USD	140	138,533
4.00%, 03/01/31 (Call 03/01/26)(a)	USD	175	182,233
4.50%, 10/01/29 (Call 10/01/24)	USD	165	175,755
Chesapeake Energy Corp.
5.50%, 02/01/26 (Call 02/05/23)(a)	USD	55	57,459
5.88%, 02/01/29 (Call 02/05/24)(a)	USD	57	60,704
CHS/Community Health Systems Inc.
4.75%, 02/15/31 (Call 02/15/26)(a)	USD	135	135,000
5.63%, 03/15/27 (Call 12/15/23)(a)	USD	80	83,710
6.00%, 01/15/29 (Call 01/15/24)(a)	USD	70	73,889
6.13%, 04/01/30 (Call 04/01/25)(a)	USD	175	172,065
6.63%, 02/15/25 (Call 02/15/22)(a)	USD	155	161,809
6.88%, 04/01/28 (Call 04/01/23)(a)(b)	USD	135	128,398
6.88%, 04/15/29 (Call 04/15/24)(a)	USD	195	200,606
8.00%, 03/15/26 (Call 03/15/22)(a)	USD	235	248,219
8.00%, 12/15/27 (Call 12/15/22)(a)	USD	89	96,856
Churchill Downs Inc.
4.75%, 01/15/28 (Call 01/15/23)(a)(b)	USD	65	67,547
5.50%, 04/01/27 (Call 04/01/22)(a)	USD	80	82,900
Cincinnati Bell Inc., 7.00%, 07/15/24 (Call 11/29/21)(a)	USD	80	81,477
Cinemark USA Inc.
5.25%, 07/15/28 (Call 07/15/24)(a)(b)	USD	90	87,750
5.88%, 03/15/26 (Call 03/15/23)(a)(b)	USD	85	85,447
CIT Group Inc.
3.93%, 06/19/24 (Call 06/19/23)(d)	USD	60	62,403
4.75%, 02/16/24 (Call 11/16/23)	USD	65	69,191
5.00%, 08/01/23	USD	75	79,740
5.25%, 03/07/25 (Call 12/07/24)	USD	40	44,030
6.13%, 03/09/28(b)	USD	75	89,250
Citgo Holding Inc., 9.25%, 08/01/24 (Call 11/29/21)(a)	USD	175	178,642
CITGO Petroleum Corp.
6.38%, 06/15/26 (Call 06/15/23)(a)	USD	70	72,100
7.00%, 06/15/25 (Call 06/15/22)(a)	USD	100	102,997
Clarios Global LP, 6.75%, 05/15/25 (Call 05/15/22)(a)	USD	27	28,456
Clarios Global LP/Clarios US Finance Co.
4.38%, 05/15/26 (Call 05/15/22)(c)	EUR	100	118,417
6.25%, 05/15/26 (Call 05/15/22)(a)	USD	125	130,781
8.50%, 05/15/27 (Call 05/15/22)(a)	USD	195	207,480
Clarivate Science Holdings Corp.
3.88%, 07/01/28 (Call 06/30/24)(a)	USD	110	108,762
4.88%, 07/01/29 (Call 06/30/24)(a)	USD	85	84,703

60	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2021	iShares® US & Intl High Yield Corp Bond ETF (Percentages shown are based on Net Assets)

Security		Par (000)	Value

United States (continued)
Clear Channel Outdoor Holdings Inc.
7.50%, 06/01/29 (Call 06/01/24)(a)	USD	125	$128,125
7.75%, 04/15/28 (Call 04/15/24)(a)	USD	115	119,017
Clear Channel Worldwide Holdings Inc., 5.13%, 08/15/27 (Call 08/15/22)(a)(b)	USD	130	133,458
Clearway Energy Operating LLC
3.75%, 02/15/31 (Call 02/15/26)(a)	USD	120	119,535
4.75%, 03/15/28 (Call 03/15/23)(a)	USD	85	89,930
Cleveland-Cliffs Inc.
4.63%, 03/01/29 (Call 03/01/24)(a)	USD	55	56,925
4.88%, 03/01/31 (Call 03/01/26)(a)(b)	USD	70	72,984
5.88%, 06/01/27 (Call 06/01/22)(b)	USD	50	51,997
6.75%, 03/15/26 (Call 03/15/22)(a)	USD	95	101,021
9.88%, 10/17/25 (Call 10/17/22)(a)	USD	60	68,645
CNX Resources Corp., 6.00%, 01/15/29 (Call 01/15/24)(a)(b)	USD	80	84,400
Coinbase Global Inc.
3.38%, 10/01/28 (Call 10/01/24)(a)	USD	105	101,107
3.63%, 10/01/31 (Call 10/01/26)(a)	USD	120	114,255
Colfax Corp., 3.25%, 05/15/25 (Call 11/29/21)(c)	EUR	100	116,227
CommScope Inc.
4.75%, 09/01/29 (Call 09/01/24)(a)	USD	140	137,374
6.00%, 03/01/26 (Call 03/01/22)(a)	USD	165	170,633
7.13%, 07/01/28 (Call 07/01/23)(a)(b)	USD	90	88,701
8.25%, 03/01/27 (Call 03/01/22)(a)	USD	100	101,894
CommScope Technologies LLC
5.00%, 03/15/27 (Call 03/15/22)(a)(b)	USD	90	83,574
6.00%, 06/15/25 (Call 11/09/21)(a)	USD	131	129,668
Compass Group Diversified Holdings LLC, 5.25%, 04/15/29 (Call 04/15/24)(a)	USD	125	130,000
Comstock Resources Inc.
5.88%, 01/15/30 (Call 01/15/25)(a)	USD	125	129,975
6.75%, 03/01/29 (Call 03/01/24)(a)	USD	130	139,714
7.50%, 05/15/25 (Call 11/29/21)(a)	USD	28	29,038
Consolidated Communications Inc.
5.00%, 10/01/28 (Call 10/01/23)(a)(b)	USD	60	60,741
6.50%, 10/01/28 (Call 10/01/23)(a)(b)	USD	70	74,464
Constellium SE
3.13%, 07/15/29 (Call 07/15/24)(c)	EUR	100	113,463
3.75%, 04/15/29 (Call 04/15/24)(a)(b)	USD	50	48,306
Continental Resources Inc./OK
3.80%, 06/01/24 (Call 03/01/24)(b)	USD	125	131,250
4.38%, 01/15/28 (Call 10/15/27)(b)	USD	100	108,750
4.50%, 04/15/23 (Call 01/15/23)	USD	66	68,652
5.75%, 01/15/31 (Call 07/15/30)(a)	USD	155	185,031
Coty Inc.
3.88%, 04/15/26 (Call 04/15/23)(c)	EUR	100	117,592
4.75%, 04/15/26 (Call 11/29/21)(c)	EUR	100	115,247
5.00%, 04/15/26 (Call 04/15/23)(a)	USD	120	123,208
6.50%, 04/15/26 (Call 11/29/21)(a)	USD	50	51,438
Covanta Holding Corp.
5.00%, 09/01/30 (Call 09/01/25)	USD	60	59,718
5.88%, 07/01/25 (Call 11/29/21)	USD	50	51,594
6.00%, 01/01/27 (Call 01/01/22)	USD	50	51,730
CQP Holdco LP/BIP-V Chinook Holdco LLC, 5.50%, 06/15/31 (Call 06/15/26)(a)	USD	150	156,579
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp.
5.63%, 05/01/27 (Call 05/01/22)(a)(b)	USD	50	51,283
5.75%, 04/01/25 (Call 11/29/21)	USD	65	66,612
6.00%, 02/01/29 (Call 02/01/24)(a)	USD	85	87,883

Security		Par (000)	Value
United States (continued)
Crown Americas LLC/Crown Americas Capital Corp. V, 4.25%, 09/30/26 (Call 03/31/26)(b)	USD	50	$53,375
Crown Americas LLC/Crown Americas Capital Corp. VI, 4.75%, 02/01/26 (Call 11/29/21)	USD	75	77,333
Crown European Holdings SA
0.75%, 02/15/23 (Call 01/15/23)(c)	EUR	100	115,631
2.25%, 02/01/23 (Call 11/01/22)(c)	EUR	100	117,388
2.88%, 02/01/26 (Call 08/01/25)(c)	EUR	100	122,008
CrownRock LP/CrownRock Finance Inc.
5.00%, 05/01/29 (Call 05/01/24)(a)	USD	60	61,935
5.63%, 10/15/25 (Call 11/29/21)(a)	USD	125	128,036
CSC Holdings LLC
4.13%, 12/01/30 (Call 12/01/25)(a)	USD	200	191,541
4.50%, 11/15/31 (Call 11/15/26)(a)	USD	200	193,810
4.63%, 12/01/30 (Call 12/01/25)(a)(b)	USD	300	275,356
5.00%, 11/15/31 (Call 11/15/26)(a)	USD	50	46,401
5.25%, 06/01/24	USD	75	78,842
5.38%, 02/01/28 (Call 02/01/23)(a)	USD	200	206,250
5.75%, 01/15/30 (Call 01/15/25)(a)	USD	250	246,542
6.50%, 02/01/29 (Call 02/01/24)(a)	USD	200	214,500
7.50%, 04/01/28 (Call 04/01/23)(a)	USD	225	240,277
CVR Energy Inc.
5.25%, 02/15/25 (Call 02/15/22)(a)	USD	95	94,025
5.75%, 02/15/28 (Call 02/15/23)(a)(b)	USD	60	59,202
Dana Financing Luxembourg Sarl, 5.75%, 04/15/25 (Call 11/29/21)(a)	USD	50	51,500
Dana Inc.
4.25%, 09/01/30 (Call 05/01/26)	USD	40	40,428
5.38%, 11/15/27 (Call 11/15/22)	USD	15	15,729
5.63%, 06/15/28 (Call 06/15/23)	USD	35	37,056
Darling Global Finance BV, 3.63%, 05/15/26 (Call 11/08/21)(c)	EUR	100	117,272
DaVita Inc.
3.75%, 02/15/31 (Call 02/15/26)(a)	USD	155	146,766
4.63%, 06/01/30 (Call 06/01/25)(a)(b)	USD	315	315,787
DCP Midstream Operating LP
3.88%, 03/15/23 (Call 12/15/22)	USD	65	66,950
5.13%, 05/15/29 (Call 02/15/29)	USD	75	84,938
5.38%, 07/15/25 (Call 04/15/25)	USD	55	60,944
5.63%, 07/15/27 (Call 04/15/27)(b)	USD	75	85,528
5.85%, 05/21/43 (Call 05/21/23)(a)(d)	USD	75	70,600
Dell International LLC/EMC Corp., 7.13%, 06/15/24 (Call 11/02/21)(a)	USD	205	209,152
Delta Air Lines Inc.
2.90%, 10/28/24 (Call 09/28/24)	USD	100	102,036
3.75%, 10/28/29 (Call 07/28/29)(b)	USD	100	101,500
3.80%, 04/19/23 (Call 03/19/23)	USD	50	51,778
4.38%, 04/19/28 (Call 01/19/28)(b)	USD	50	53,250
7.38%, 01/15/26 (Call 12/15/25)	USD	120	140,940
Diamond Sports Group LLC/Diamond Sports Finance Co.
5.38%, 08/15/26 (Call 08/15/22)(a)	USD	330	186,450
6.63%, 08/15/27 (Call 08/15/22)(a)(b)	USD	200	59,507
Diebold Nixdorf Inc.
8.50%, 04/15/24 (Call 11/29/21)(b)	USD	50	49,930
9.38%, 07/15/25 (Call 07/15/22)(a)	USD	70	75,123
DIRECTV Holdings LLC/DIRECTV Financing Co. Inc., 5.88%, 08/15/27
(Call 08/15/23)(a)(b)	USD	290	300,991
DISH DBS Corp.
5.00%, 03/15/23	USD	165	170,796
5.88%, 11/15/24(b)	USD	225	239,467
7.38%, 07/01/28 (Call 07/01/23)(b)	USD	105	110,512

S C H E D U L E O F I N V E S T M E N T S	61

Schedule of Investments (continued) October 31, 2021	iShares® US & Intl High Yield Corp Bond ETF (Percentages shown are based on Net Assets)

Security		Par (000)	Value

United States (continued)
7.75%, 07/01/26(b)	USD	225	$250,300
5.13%, 06/01/29	USD	190	182,780
Diversified Healthcare Trust
4.38%, 03/01/31 (Call 09/01/30)(b)	USD	65	63,051
4.75%, 02/15/28 (Call 08/15/27)(b)	USD	65	64,773
9.75%, 06/15/25 (Call 06/15/22)	USD	110	119,838
DPL Inc.
4.13%, 07/01/25 (Call 04/01/25)	USD	50	52,882
4.35%, 04/15/29 (Call 01/15/29)	USD	50	54,125
DT Midstream Inc.
4.13%, 06/15/29 (Call 06/15/24)(a)	USD	125	125,839
4.38%, 06/15/31 (Call 06/15/26)(a)	USD	115	116,671
Edgewell Personal Care Co.
4.13%, 04/01/29 (Call 04/01/24)(a)	USD	55	54,184
5.50%, 06/01/28 (Call 06/01/23)(a)(b)	USD	80	83,692
Elanco Animal Health Inc.
5.27%, 08/28/23 (Call 07/28/23)	USD	100	106,925
5.90%, 08/28/28 (Call 05/28/28)	USD	75	87,368
Enact Holdings Inc., 6.50%, 08/15/25 (Call 02/15/25)(a)	USD	100	109,838
Encompass Health Corp.
4.50%, 02/01/28 (Call 02/01/23)	USD	105	106,965
4.63%, 04/01/31 (Call 04/01/26)	USD	40	40,984
4.75%, 02/01/30 (Call 02/01/25)	USD	80	82,068
Encore Capital Group Inc., 5.38%, 02/15/26 (Call 11/15/22)(c)	GBP	100	141,256
Endeavor Energy Resources LP/EER Finance Inc.
5.75%, 01/30/28 (Call 01/30/23)(a)	USD	100	105,000
6.63%, 07/15/25 (Call 07/15/22)(a)	USD	60	63,272
Endo Dac/Endo Finance LLC/Endo Finco Inc.
6.00%, 06/30/28 (Call 06/30/23)(a)	USD	91	63,473
9.50%, 07/31/27 (Call 07/31/23)(a)(b)	USD	122	121,085
Endo Luxembourg Finance Co. I Sarl/Endo U.S. Inc., 6.13%, 04/01/29
(Call 04/01/24)(a)	USD	175	172,375
Endure Digital Inc., 6.00%, 02/15/29 (Call 02/15/24)(a)	USD	35	32,363
Energizer Holdings Inc.
4.38%, 03/31/29 (Call 09/30/23)(a)	USD	80	76,400
4.75%, 06/15/28 (Call 06/15/23)(a)	USD	75	74,535
EnLink Midstream Partners LP
4.15%, 06/01/25 (Call 03/01/25)	USD	65	67,420
4.40%, 04/01/24 (Call 01/01/24)	USD	50	52,188
4.85%, 07/15/26 (Call 04/15/26)	USD	65	67,554
Entercom Media Corp.
6.50%, 05/01/27 (Call 05/01/22)(a)	USD	50	50,273
6.75%, 03/31/29 (Call 03/31/24)(a)	USD	25	24,781
EQM Midstream Partners LP
4.00%, 08/01/24 (Call 05/01/24)	USD	50	51,750
4.13%, 12/01/26 (Call 09/01/26)	USD	50	51,444
4.50%, 01/15/29 (Call 07/15/28)(a)	USD	95	97,731
4.75%, 07/15/23 (Call 06/15/23)	USD	75	78,946
4.75%, 01/15/31 (Call 07/15/30)(a)	USD	125	129,358
5.50%, 07/15/28 (Call 04/15/28)	USD	100	110,425
6.00%, 07/01/25 (Call 04/01/25)(a)	USD	85	92,452
6.50%, 07/01/27 (Call 01/01/27)(a)	USD	100	111,250
EQT Corp.
3.13%, 05/15/26 (Call 05/15/23)(a)	USD	50	50,403
3.63%, 05/15/31 (Call 05/15/30)(a)(b)	USD	55	56,199
3.90%, 10/01/27 (Call 07/01/27)	USD	125	133,270
6.63%, 02/01/25 (Call 01/01/25)	USD	125	140,496
7.50%, 02/01/30 (Call 11/01/29)	USD	125	160,071

Security		Par (000)	Value

United States (continued)
Exela Intermediate LLC/Exela Finance Inc., 10.00%, 07/15/23 (Call 11/29/21)(a)	USD	125	$104,687
Ferrellgas LP/Ferrellgas Finance Corp.
5.38%, 04/01/26 (Call 04/01/23)(a)	USD	65	63,253
5.88%, 04/01/29 (Call 04/01/24)(a)	USD	110	106,975
Fifth Third Bancorp., Series H, 5.10%, (Call 06/30/23)(d)(e)	USD	75	76,712
FirstEnergy Corp.
2.65%, 03/01/30 (Call 12/01/29)	USD	75	74,299
Series B, 2.25%, 09/01/30 (Call 06/01/30)	USD	50	48,106
Series B, 4.40%, 07/15/27 (Call 04/15/27)	USD	275	298,375
FirstEnergy Transmission LLC, 2.87%, 09/15/28 (Call 07/15/28)(a)	USD	75	77,367
Flex Acquisition Co. Inc.
6.88%, 01/15/25 (Call 11/29/21)(a)	USD	80	80,400
7.88%, 07/15/26 (Call 11/29/21)(a)	USD	65	67,939
Ford Credit Canada Co, 2.96%, 09/16/26 (Call 08/16/26)	CAD	75	59,133
Ford Credit Canada Co.
3.50%, 11/30/23	CAD	100	81,620
3.74%, 05/08/23	CAD	100	82,135
4.46%, 11/13/24	CAD	50	41,881
Ford Motor Co.
4.35%, 12/08/26 (Call 09/08/26)(b)	USD	300	320,692
8.50%, 04/21/23	USD	445	487,798
9.00%, 04/22/25 (Call 03/22/25)	USD	580	697,450
9.63%, 04/22/30 (Call 01/22/30)(b)	USD	125	180,250
Ford Motor Credit Co. LLC
1.51%, 02/17/23	EUR	200	233,579
1.74%, 07/19/24	EUR	200	234,861
2.39%, 02/17/26	EUR	100	119,443
2.70%, 08/10/26 (Call 07/10/26)	USD	125	124,687
2.75%, 06/14/24	GBP	100	137,026
3.10%, 05/04/23	USD	50	50,885
3.25%, 09/15/25	EUR	100	123,283
3.35%, 11/01/22	USD	200	203,000
3.37%, 11/17/23	USD	150	153,937
3.38%, 11/13/25 (Call 10/13/25)	USD	200	205,500
3.63%, 06/17/31 (Call 03/17/31)(b)	USD	150	151,687
3.81%, 01/09/24 (Call 11/09/23)	USD	150	155,250
3.82%, 11/02/27 (Call 08/02/27)	USD	100	103,850
4.00%, 11/13/30 (Call 08/13/30)	USD	125	130,156
4.06%, 11/01/24 (Call 10/01/24)	USD	200	209,490
4.27%, 01/09/27 (Call 11/09/26)	USD	150	159,388
4.38%, 08/06/23	USD	450	468,562
4.39%, 01/08/26	USD	150	160,520
4.54%, 03/06/25	GBP	100	144,342
5.11%, 05/03/29 (Call 02/03/29)	USD	200	222,611
5.13%, 06/16/25 (Call 05/16/25)	USD	365	396,824
5.58%, 03/18/24 (Call 02/18/24)	USD	50	53,875
Fortress Transportation and Infrastructure Investors LLC
5.50%, 05/01/28 (Call 05/01/24)(a)(b)	USD	110	110,275
6.50%, 10/01/25 (Call 11/29/21)(a)	USD	85	87,491
9.75%, 08/01/27 (Call 08/01/23)(a)	USD	40	44,999
Freedom Mortgage Corp.
6.63%, 01/15/27 (Call 01/15/24)(a)	USD	110	104,514
7.63%, 05/01/26 (Call 05/01/23)(a)(b)	USD	45	44,019
8.13%, 11/15/24 (Call 11/29/21)(a)	USD	55	55,610
8.25%, 04/15/25 (Call 11/29/21)(a)	USD	70	70,925
Freeport-McMoRan Inc.
3.88%, 03/15/23 (Call 12/15/22)	USD	215	221,450
4.13%, 03/01/28 (Call 03/01/23)	USD	75	77,625

62	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2021	iShares® US & Intl High Yield Corp Bond ETF (Percentages shown are based on Net Assets)

Security		Par (000)	Value

United States (continued)
4.25%, 03/01/30 (Call 03/01/25)(b)	USD	50	$52,688
4.38%, 08/01/28 (Call 08/01/23)	USD	20	20,824
4.55%, 11/14/24 (Call 08/14/24)	USD	80	86,502
4.63%, 08/01/30 (Call 08/01/25)(b)	USD	115	123,912
5.00%, 09/01/27 (Call 09/01/22)	USD	80	83,540
5.25%, 09/01/29 (Call 09/01/24)	USD	60	65,670
Frontier Communications Holdings LLC
5.00%, 05/01/28 (Call 05/01/24)(a)	USD	190	193,524
5.88%, 10/15/27 (Call 10/15/23)(a)	USD	110	115,523
5.88%, 11/01/29 (Call 11/01/24)	USD	100	99,750
6.00%, 01/15/30 (Call 10/15/24)(a)(b)	USD	105	105,431
6.75%, 05/01/29 (Call 05/01/24)(a)	USD	135	139,791
FXI Holdings Inc.
7.88%, 11/01/24 (Call 11/29/21)(a)	USD	64	65,200
12.25%, 11/15/26 (Call 11/15/22)(a)	USD	99	110,089
Gap Inc. (The)
3.63%, 10/01/29 (Call 10/01/24)(a)	USD	75	73,631
3.88%, 10/01/31 (Call 10/01/26)(a)	USD	75	73,500
Gartner Inc.
3.63%, 06/15/29 (Call 06/15/24)(a)	USD	115	115,575
3.75%, 10/01/30 (Call 10/01/25)(a)	USD	80	81,471
4.50%, 07/01/28 (Call 07/01/23)(a)	USD	100	104,155
Genesis Energy LP/Genesis Energy Finance Corp.
6.25%, 05/15/26 (Call 11/29/21)	USD	50	48,491
6.50%, 10/01/25 (Call 11/29/21)(b)	USD	70	68,999
7.75%, 02/01/28 (Call 02/01/23)	USD	80	79,200
8.00%, 01/15/27 (Call 01/15/24)	USD	70	70,329
Global Atlantic Fin Co., 4.70%, 10/15/51 (Call 07/15/26)(a)(b)(d)	USD	100	103,088
Go Daddy Operating Co. LLC/GD Finance Co. Inc.
3.50%, 03/01/29 (Call 03/01/24)(a)	USD	100	96,750
5.25%, 12/01/27 (Call 06/01/22)(a)	USD	75	77,828
Golden Nugget Inc.
6.75%, 10/15/24 (Call 11/29/21)(a)(b)	USD	165	165,619
8.75%, 10/01/25 (Call 11/29/21)(a)	USD	85	88,501
Goodyear Europe BV Co., 2.75%, 08/15/28 (Call 08/15/24)(c)	EUR	100	116,457
Goodyear Tire & Rubber Co. (The)
4.88%, 03/15/27 (Call 12/15/26)	USD	90	95,715
5.00%, 05/31/26 (Call 11/29/21)	USD	90	92,123
5.00%, 07/15/29 (Call 04/15/29)(a)	USD	95	100,225
5.25%, 04/30/31 (Call 01/30/31)	USD	50	53,514
5.25%, 07/15/31 (Call 04/15/31)(a)(b)	USD	70	74,456
5.63%, 04/30/33 (Call 01/30/33)	USD	60	64,457
9.50%, 05/31/25 (Call 05/31/22)	USD	105	114,444
Graphic Packaging International LLC, 3.50%, 03/15/28(a)	USD	50	50,320
Gray Escrow II Inc., 5.38%, 11/15/31 (Call 11/15/26)(a)	USD	70	70,879
Gray Television Inc.
4.75%, 10/15/30 (Call 10/15/25)(a)	USD	100	98,672
5.88%, 07/15/26 (Call 11/29/21)(a)	USD	90	92,888
7.00%, 05/15/27 (Call 05/15/22)(a)(b)	USD	40	42,866
Griffon Corp., 5.75%, 03/01/28 (Call 03/01/23)	USD	130	135,850
GTCR AP Finance Inc., 8.00%, 05/15/27 (Call 05/15/22)(a)	USD	50	52,604
H&E Equipment Services Inc., 3.88%, 12/15/28 (Call 12/15/23)(a)	USD	150	149,327
Hanesbrands Finance Luxembourg SCA, 3.50%, 06/15/24 (Call 03/15/24)(c)	EUR	100	121,550
Hanesbrands Inc.
4.63%, 05/15/24 (Call 02/15/24)(a)	USD	90	94,058
4.88%, 05/15/26 (Call 02/15/26)(a)	USD	90	96,188

Security		Par (000)	Value

United States (continued)
5.38%, 05/15/25 (Call 05/15/22)(a)	USD	80	$83,368
HAT Holdings I LLC/HAT Holdings II LLC, 3.38%, 06/15/26 (Call 03/15/26)(a)	USD	120	119,625
Hawaiian Brand Intellectual Property Ltd./HawaiianMiles Loyalty Ltd., 5.75%, 01/20/26 (Call 01/20/24)(a)(b)	USD	125	131,250
HCA Inc.
3.50%, 09/01/30 (Call 03/01/30)	USD	290	305,491
5.38%, 02/01/25	USD	375	417,187
5.38%, 09/01/26 (Call 03/01/26)(b)	USD	125	142,236
5.63%, 09/01/28 (Call 03/01/28)	USD	165	194,026
5.88%, 05/01/23	USD	100	107,002
5.88%, 02/15/26 (Call 08/15/25)	USD	165	187,998
5.88%, 02/01/29 (Call 08/01/28)	USD	125	148,919
Herbalife Nutrition Ltd./HLF Financing Inc., 7.88%, 09/01/25 (Call 09/01/22)(a)	USD	55	59,123
Herc Holdings Inc., 5.50%, 07/15/27 (Call 07/15/22)(a)	USD	150	156,558
Hess Midstream Operations LP
4.25%, 02/15/30 (Call 02/15/25)(a)	USD	95	94,786
5.13%, 06/15/28 (Call 06/15/23)(a)(b)	USD	70	72,709
5.63%, 02/15/26 (Call 11/29/21)(a)	USD	50	51,738
Hilcorp Energy I LP/Hilcorp Finance Co.
5.75%, 10/01/25 (Call 11/15/21)(a)	USD	65	66,303
5.75%, 02/01/29 (Call 02/01/24)(a)	USD	70	71,259
6.00%, 02/01/31 (Call 02/01/26)(a)(b)	USD	70	71,687
6.25%, 11/01/28 (Call 11/01/23)(a)	USD	75	76,973
Hilton Domestic Operating Co. Inc.
3.63%, 02/15/32 (Call 08/15/26)(a)(b)	USD	180	175,448
3.75%, 05/01/29 (Call 05/01/24)(a)	USD	100	100,319
4.00%, 05/01/31 (Call 05/01/26)(a)	USD	125	125,906
4.88%, 01/15/30 (Call 01/15/25)(b)	USD	105	112,085
5.38%, 05/01/25 (Call 05/01/22)(a)	USD	10	10,427
5.75%, 05/01/28 (Call 05/01/23)(a)	USD	65	69,875
Hilton Grand Vacations Borrower Escrow LLC/Hilton Grand Vacations Borrower Esc
4.88%, 07/01/31 (Call 07/01/26)(a)	USD	80	79,700
5.00%, 06/01/29 (Call 06/01/24)(a)	USD	100	101,579
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., 4.88%, 04/01/27 (Call 04/01/22)	USD	60	62,100
HLF Financing Sarl LLC/Herbalife International Inc., 4.88%, 06/01/29 (Call 06/01/24)(a)	USD	75	75,482
Hologic Inc.
3.25%, 02/15/29 (Call 09/28/23)(a)	USD	100	99,270
4.63%, 02/01/28 (Call 02/01/23)(a)	USD	100	104,232
Howard Hughes Corp. (The)
4.13%, 02/01/29 (Call 02/01/24)(a)	USD	65	65,191
4.38%, 02/01/31 (Call 02/01/26)(a)	USD	65	65,014
5.38%, 08/01/28 (Call 08/01/23)(a)	USD	90	94,568
Howmet Aerospace Inc.
3.00%, 01/15/29 (Call 11/15/28)	USD	75	73,875
5.13%, 10/01/24 (Call 07/01/24)(b)	USD	105	115,878
6.88%, 05/01/25 (Call 04/01/25)	USD	130	150,797
HUB International Ltd., 7.00%, 05/01/26 (Call 11/09/21)(a)	USD	175	180,872
Hughes Satellite Systems Corp.
5.25%, 08/01/26	USD	70	78,228
6.63%, 08/01/26(b)	USD	75	84,956
Icahn Enterprises LP/Icahn Enterprises Finance Corp.
4.38%, 02/01/29 (Call 08/01/28)	USD	85	85,332
4.75%, 09/15/24 (Call 06/15/24)	USD	125	129,556
5.25%, 05/15/27 (Call 11/15/26)	USD	117	121,696
6.25%, 05/15/26 (Call 05/15/22)	USD	130	136,245
6.38%, 12/15/25 (Call 11/29/21)	USD	45	45,933

S C H E D U L E O F I N V E S T M E N T S	63

Schedule of Investments (continued) October 31, 2021	iShares® US & Intl High Yield Corp Bond ETF (Percentages shown are based on Net Assets)

Security		Par (000)	Value

United States (continued)
6.75%, 02/01/24 (Call 11/29/21)	USD	65	$65,882
iHeartCommunications Inc.
4.75%, 01/15/28 (Call 01/15/23)(a)	USD	65	65,313
5.25%, 08/15/27 (Call 08/15/22)(a)	USD	95	97,135
6.38%, 05/01/26 (Call 05/01/22)	USD	100	104,750
8.38%, 05/01/27 (Call 05/01/22)	USD	130	138,450
Imola Merger Corp., 4.75%, 05/15/29 (Call 05/15/24)(a)	USD	225	231,176
International Game Technology PLC
2.38%, 04/15/28 (Call 04/15/23)(c)	EUR	100	113,713
3.50%, 06/15/26 (Call 06/15/22)(c)	EUR	150	177,431
4.13%, 04/15/26 (Call 04/15/23)(a)	USD	50	51,564
6.25%, 01/15/27 (Call 07/15/26)(a)	USD	110	123,911
6.50%, 02/15/25 (Call 08/15/24)(a)	USD	200	222,190
IQVIA Inc.
1.75%, 03/15/26 (Call 03/15/23)(c)	EUR	100	115,868
2.25%, 03/15/29 (Call 03/15/24)(c)	EUR	100	114,312
2.88%, 06/15/28 (Call 06/15/23)(c)	EUR	100	117,961
5.00%, 05/15/27 (Call 05/15/22)(a)(b)	USD	200	207,314
IRB Holding Corp.
6.75%, 02/15/26 (Call 11/29/21)(a)(b)	USD	50	51,203
7.00%, 06/15/25 (Call 06/15/22)(a)	USD	100	105,864
Iron Mountain Inc.
4.50%, 02/15/31 (Call 02/15/26)(a)(b)	USD	135	136,117
4.88%, 09/15/27 (Call 09/15/22)(a)(b)	USD	125	128,986
4.88%, 09/15/29 (Call 09/15/24)(a)	USD	110	113,851
5.00%, 07/15/28 (Call 07/15/23)(a)	USD	80	82,775
5.25%, 03/15/28 (Call 12/27/22)(a)	USD	105	109,633
5.25%, 07/15/30 (Call 07/15/25)(a)	USD	125	130,605
5.63%, 07/15/32 (Call 07/15/26)(a)	USD	85	90,759
Iron Mountain UK PLC, 3.88%, 11/15/25 (Call 11/08/21)(c)	GBP	100	137,535
iStar Inc.
4.25%, 08/01/25 (Call 05/01/25)	USD	70	71,867
4.75%, 10/01/24 (Call 07/01/24)	USD	75	79,050
5.50%, 02/15/26 (Call 08/15/22)	USD	50	52,101
ITT Holdings LLC, 6.50%, 08/01/29 (Call 08/01/24)(a)	USD	140	140,350
Jaguar Holding Co. II/PPD Development LP
4.63%, 06/15/25 (Call 06/15/22)(a)	USD	20	20,810
5.00%, 06/15/28 (Call 06/15/23)(a)	USD	100	107,500
Jazz Securities DAC, 4.38%, 01/15/29 (Call 07/15/24)(a)	USD	160	164,409
Jefferies Finance LLC/JFIN Co-Issuer Corp., 5.00%, 08/15/28 (Call 08/15/24)(a)	USD	100	101,481
Jeld-Wen Inc.
4.63%, 12/15/25 (Call 11/29/21)(a)	USD	50	50,613
4.88%, 12/15/27 (Call 12/15/22)(a)	USD	50	51,696
Kaiser Aluminum Corp.
4.50%, 06/01/31 (Call 06/01/26)(a)(b)	USD	60	58,764
4.63%, 03/01/28 (Call 03/01/23)(a)	USD	75	75,815
Kennedy-Wilson Inc.
4.75%, 03/01/29 (Call 03/01/24)	USD	55	56,100
4.75%, 02/01/30 (Call 09/01/24)	USD	75	75,791
5.00%, 03/01/31 (Call 03/01/26)	USD	61	62,373
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC, 4.75%, 06/01/27 (Call 06/01/22)(a)	USD	200	207,024
Kraft Heinz Foods Co.
2.00%, 06/30/23 (Call 03/30/23)(c)	EUR	100	118,686
2.25%, 05/25/28 (Call 02/25/28)(c)	EUR	250	309,849
3.00%, 06/01/26 (Call 03/01/26)	USD	241	251,693
3.75%, 04/01/30 (Call 01/01/30)	USD	75	81,418
3.88%, 05/15/27 (Call 02/15/27)	USD	130	141,042
4.25%, 03/01/31 (Call 12/01/30)	USD	165	185,643

Security		Par (000)	Value

United States (continued)
4.63%, 01/30/29 (Call 10/30/28)	USD	125	$142,083
LABL Inc.
5.88%, 11/01/28 (Call 11/01/24)(a)(b)	USD	70	70,592
6.75%, 07/15/26 (Call 07/15/22)(a)	USD	90	93,197
8.25%, 11/01/29 (Call 11/01/24)(a)	USD	70	68,600
10.50%, 07/15/27 (Call 07/15/22)(a)	USD	85	89,898
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp.
4.25%, 02/01/27 (Call 02/01/23)(a)	USD	60	60,335
4.75%, 06/15/29 (Call 06/15/24)(a)	USD	95	95,713
5.25%, 10/01/25 (Call 11/15/21)(a)	USD	4	4,046
Lamar Media Corp.
3.63%, 01/15/31 (Call 01/15/26)	USD	70	68,533
3.75%, 02/15/28 (Call 02/15/23)	USD	75	75,904
4.00%, 02/15/30 (Call 02/15/25)	USD	60	60,768
4.88%, 01/15/29 (Call 01/15/24)(b)	USD	40	41,880
Lamb Weston Holdings Inc.
4.13%, 01/31/30 (Call 01/31/25)(a)	USD	100	100,095
4.38%, 01/31/32 (Call 01/31/27)(a)	USD	100	100,148
4.63%, 11/01/24 (Call 11/18/21)(a)	USD	100	102,358
4.88%, 11/01/26 (Call 11/18/21)(a)	USD	100	102,581
4.88%, 05/15/28 (Call 11/15/27)(a)(b)	USD	60	64,312
Laredo Petroleum Inc.
7.75%, 07/31/29 (Call 07/31/24)(a)	USD	50	49,389
9.50%, 01/15/25 (Call 01/15/22)	USD	50	51,492
LBM Acquisition LLC, 6.25%, 01/15/29 (Call 01/15/24)(a)	USD	75	72,833
LCM Investments Holdings II LLC, 4.88%, 05/01/29 (Call 05/01/24)(a)	USD	87	89,333
LCPR Senior Secured Financing DAC
5.13%, 07/15/29 (Call 07/15/24)(a)	USD	100	101,270
6.75%, 10/15/27 (Call 10/15/22)(a)	USD	100	105,501
LD Holdings Group LLC
6.13%, 04/01/28 (Call 04/01/24)(a)	USD	65	59,607
6.50%, 11/01/25 (Call 11/01/22)(a)	USD	50	49,122
Legacy LifePoint Health LLC
4.38%, 02/15/27 (Call 02/15/22)(a)	USD	60	59,618
6.75%, 04/15/25 (Call 04/15/22)(a)	USD	35	36,800
Level 3 Financing Inc.
3.63%, 01/15/29 (Call 01/15/24)(a)(b)	USD	105	99,352
3.75%, 07/15/29 (Call 01/15/24)(a)	USD	115	108,675
4.25%, 07/01/28 (Call 07/01/23)(a)	USD	100	98,879
4.63%, 09/15/27 (Call 09/15/22)(a)(b)	USD	100	102,500
5.25%, 03/15/26 (Call 11/29/21)	USD	100	103,070
5.38%, 05/01/25 (Call 11/29/21)	USD	95	97,198
Levi Strauss & Co., 3.38%, 03/15/27 (Call 03/15/22)	EUR	100	117,934
Liberty Mutual Group Inc.
3.63%, 05/23/59 (Call 05/23/24)(c)(d)	EUR	100	119,445
4.13%, 12/15/51 (Call 12/15/26)(a)(b)(d)	USD	175	179,635
Life Time Inc.
5.75%, 01/15/26 (Call 01/15/23)(a)	USD	93	95,592
8.00%, 04/15/26 (Call 02/01/23)(a)(b)	USD	70	73,500
Lifepoint Health Inc., 5.38%, 01/15/29 (Call 01/15/24)(a)(b)	USD	70	68,980
Lions Gate Capital Holdings LLC, 5.50%, 04/15/29 (Call 04/15/24)(a)	USD	115	117,730
Lithia Motors Inc.
3.88%, 06/01/29 (Call 06/01/24)(a)	USD	100	103,625
4.38%, 01/15/31 (Call 10/15/25)(a)	USD	65	69,323
Live Nation Entertainment Inc.
3.75%, 01/15/28 (Call 01/15/24)(a)(b)	USD	35	34,606
4.75%, 10/15/27 (Call 10/15/22)(a)(b)	USD	100	102,000

64	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2021	iShares® US & Intl High Yield Corp Bond ETF (Percentages shown are based on Net Assets)

Security		Par (000)	Value

United States (continued)
6.50%, 05/15/27 (Call 05/15/23)(a)(b)	USD	160	$174,955
Lkq Italia Bondco Di Lkq Italia Bondco Gp SRL E C SAPA, 3.88%, 04/01/24 (Call 01/01/24)(c)	EUR	100	123,602
LPL Holdings Inc.
4.00%, 03/15/29 (Call 03/15/24)(a)	USD	60	61,290
4.38%, 05/15/31 (Call 05/15/26)(a)	USD	60	61,399
4.63%, 11/15/27 (Call 11/15/22)(a)	USD	50	51,587
Lumen Technologies Inc.
4.00%, 02/15/27 (Call 02/15/23)(a)	USD	130	130,490
4.50%, 01/15/29 (Call 01/15/24)(a)	USD	110	106,287
5.13%, 12/15/26 (Call 12/15/22)(a)	USD	105	107,570
5.38%, 06/15/29 (Call 06/15/24)(a)	USD	115	115,287
5.63%, 04/01/25 (Call 01/01/25)	USD	65	69,880
Series W, 6.75%, 12/01/23(b)	USD	75	82,349
Series Y, 7.50%, 04/01/24 (Call 01/01/24)	USD	225	247,461
Macy’s Retail Holdings LLC
3.63%, 06/01/24 (Call 03/01/24)	USD	24	24,773
5.88%, 04/01/29 (Call 04/01/24)(a)	USD	60	63,980
Madison IAQ LLC
4.13%, 06/30/28 (Call 06/30/24)(a)(b)	USD	75	74,595
5.88%, 06/30/29 (Call 06/30/24)(a)	USD	130	129,025
Marriott Ownership Resorts Inc.
4.50%, 06/15/29 (Call 06/15/24)(a)	USD	60	60,016
6.13%, 09/15/25 (Call 05/15/22)(a)	USD	7	7,346
Matador Resources Co., 5.88%, 09/15/26 (Call 11/15/21)(b)	USD	130	134,213
Match Group Holdings II LLC
3.63%, 10/01/31 (Call 10/01/26)(a)	USD	60	58,263
4.13%, 08/01/30 (Call 05/01/25)(a)	USD	90	92,959
4.63%, 06/01/28 (Call 06/01/23)(a)	USD	10	10,385
5.00%, 12/15/27 (Call 12/15/22)(a)	USD	75	78,378
Mattel Inc.
3.38%, 04/01/26 (Call 04/01/23)(a)	USD	65	66,991
3.75%, 04/01/29 (Call 04/01/24)(a)	USD	65	67,527
5.88%, 12/15/27 (Call 12/15/22)(a)(b)	USD	60	64,655
Mauser Packaging Solutions Holding Co.
4.75%, 04/15/24 (Call 11/29/21)(c)	EUR	100	114,360
5.50%, 04/15/24 (Call 11/29/21)(a)	USD	160	160,240
7.25%, 04/15/25 (Call 11/29/21)(a)(b)	USD	160	155,029
Mav Acquisition Corp.
5.75%, 08/01/28 (Call 08/01/24)(a)	USD	100	98,300
8.00%, 08/01/29 (Call 08/01/24)(a)	USD	100	97,443
MEDNAX Inc., 6.25%, 01/15/27 (Call 01/15/22)(a)	USD	125	131,227
Mercer International Inc., 5.13%, 02/01/29 (Call 02/01/24)	USD	85	84,901
Meredith Corp., 6.88%, 02/01/26 (Call 12/01/21)	USD	122	126,624
Meritage Homes Corp.
3.88%, 04/15/29 (Call 10/15/28)(a)	USD	40	41,486
6.00%, 06/01/25 (Call 03/01/25)	USD	50	56,119
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer Inc.
3.88%, 02/15/29 (Call 11/15/28)(a)	USD	90	95,199
4.50%, 09/01/26 (Call 06/01/26)	USD	65	70,346
4.63%, 06/15/25 (Call 03/15/25)(a)	USD	145	155,914
5.63%, 05/01/24 (Call 02/01/24)	USD	130	140,705
5.75%, 02/01/27 (Call 11/01/26)	USD	120	136,860
MGM Resorts International
4.63%, 09/01/26 (Call 06/01/26)	USD	162	169,497
4.75%, 10/15/28 (Call 07/15/28)	USD	90	93,521
5.50%, 04/15/27 (Call 01/15/27)	USD	111	119,602
5.75%, 06/15/25 (Call 03/15/25)	USD	115	124,771

Security		Par (000)	Value

United States (continued)
6.00%, 03/15/23	USD	155	$163,753
6.75%, 05/01/25 (Call 05/01/22)	USD	50	52,775
Michaels Companies Inc (The)
5.25%, 05/01/28 (Call 11/01/23)(a)	USD	90	91,017
7.88%, 05/01/29 (Call 05/01/24)(a)(b)	USD	140	141,911
Microchip Technology Inc., 4.25%, 09/01/25 (Call 09/01/22)	USD	155	161,063
Midas OpCo Holdings LLC, 5.63%, 08/15/29 (Call 08/15/24)(a)	USD	125	127,487
Midcap Financial Issuer Trust, 6.50%, 05/01/28 (Call 05/01/24)(a)	USD	150	155,525
ModivCare Escrow Issuer Inc., 5.00%, 10/01/29 (Call 10/01/24)(a)	USD	60	61,040
Mohegan Gaming & Entertainment, 8.00%, 02/01/26 (Call 02/01/23)(a)	USD	135	139,371
Molina Healthcare Inc.
3.88%, 11/15/30 (Call 08/17/30)(a)	USD	65	67,194
4.38%, 06/15/28 (Call 06/15/23)(a)	USD	80	83,039
5.38%, 11/15/22 (Call 08/15/22)	USD	90	92,700
Moss Creek Resources Holdings Inc.
7.50%, 01/15/26 (Call 11/29/21)(a)	USD	65	59,150
10.50%, 05/15/27 (Call 05/15/22)(a)(b)	USD	65	64,409
Mozart Debt Merger Sub Inc.
3.88%, 04/01/29 (Call 10/01/24)(a)	USD	505	502,475
5.25%, 10/01/29 (Call 10/01/24)(a)(b)	USD	240	243,600
MPH Acquisition Holdings LLC
5.50%, 09/01/28 (Call 09/01/24)(a)	USD	150	148,955
5.75%, 11/01/28 (Call 11/01/23)(a)(b)	USD	140	127,596
MPT Operating Partnership LP/MPT Finance Corp.
0.99%, 10/15/26 (Call 09/15/26)	EUR	200	228,923
3.33%, 03/24/25 (Call 12/24/24)	EUR	100	124,592
3.38%, 04/24/30 (Call 01/24/30)	GBP	125	176,086
3.50%, 03/15/31 (Call 03/15/26)	USD	135	135,884
4.63%, 08/01/29 (Call 08/01/24)	USD	90	95,288
5.00%, 10/15/27 (Call 10/15/22)	USD	150	157,936
5.25%, 08/01/26 (Call 11/29/21)	USD	65	67,024
MSCI Inc.
3.25%, 08/15/33 (Call 08/15/27)(a)	USD	70	70,350
3.63%, 09/01/30 (Call 03/01/25)(a)	USD	60	61,377
3.63%, 11/01/31 (Call 11/01/26)(a)	USD	75	77,250
3.88%, 02/15/31 (Call 06/01/25)(a)(b)	USD	100	103,288
4.00%, 11/15/29 (Call 11/15/24)(a)	USD	125	130,704
Murphy Oil Corp.
5.75%, 08/15/25 (Call 11/29/21)(b)	USD	50	51,242
5.88%, 12/01/27 (Call 12/01/22)	USD	55	57,253
6.38%, 07/15/28 (Call 07/15/24)	USD	50	52,880
6.88%, 08/15/24 (Call 11/29/21)(b)	USD	36	36,723
Murphy Oil USA Inc.
3.75%, 02/15/31 (Call 02/15/26)(a)	USD	60	59,038
4.75%, 09/15/29 (Call 09/15/24)	USD	50	52,675
Nabors Industries Inc., 5.75%, 02/01/25 (Call 11/01/24)	USD	75	71,250
Nabors Industries Ltd., 7.25%, 01/15/26 (Call 07/15/22)(a)	USD	50	48,463
Nationstar Mortgage Holdings Inc.
5.13%, 12/15/30 (Call 12/15/25)(a)	USD	80	80,536
5.50%, 08/15/28 (Call 08/15/23)(a)	USD	75	76,925
6.00%, 01/15/27 (Call 01/15/23)(a)	USD	60	62,855
Navient Corp.
4.88%, 03/15/28 (Call 06/15/27)	USD	70	70,253
5.00%, 03/15/27 (Call 09/15/26)	USD	65	66,300
5.50%, 01/25/23	USD	100	104,431
5.88%, 10/25/24	USD	65	69,388

S C H E D U L E O F I N V E S T M E N T S	65

Schedule of Investments (continued) October 31, 2021	iShares® US & Intl High Yield Corp Bond ETF (Percentages shown are based on Net Assets)

Security		Par (000)	Value

United States (continued)
6.13%, 03/25/24	USD	55	$58,845
6.75%, 06/25/25(b)	USD	65	71,253
6.75%, 06/15/26	USD	65	71,771
7.25%, 09/25/23	USD	65	70,781
NCL Corp. Ltd.
3.63%, 12/15/24 (Call 12/15/21)(a)(b)	USD	50	47,375
5.88%, 03/15/26 (Call 12/15/25)(a)	USD	155	155,918
10.25%, 02/01/26 (Call 08/01/23)(a)	USD	85	97,250
12.25%, 05/15/24 (Call 02/15/24)(a)	USD	65	76,771
NCL Finance Ltd., 6.13%, 03/15/28 (Call 12/15/27)(a)(b)	USD	65	65,855
NCR Corp.
5.00%, 10/01/28 (Call 10/01/23)(a)	USD	70	71,274
5.13%, 04/15/29 (Call 04/15/24)(a)	USD	135	138,217
5.25%, 10/01/30 (Call 10/01/25)(a)(b)	USD	70	72,233
5.75%, 09/01/27 (Call 09/01/22)(a)	USD	65	68,291
6.13%, 09/01/29 (Call 09/01/24)(a)	USD	75	80,579
Netflix Inc.
3.63%, 06/15/25(a)		0	—
4.88%, 06/15/30(a)(b)		0	—
5.38%, 11/15/29(a)		0	—
New Fortress Energy Inc.
6.50%, 09/30/26 (Call 03/31/23)(a)	USD	175	170,187
6.75%, 09/15/25 (Call 09/15/22)(a)	USD	125	121,915
Newell Brands Inc.
4.35%, 04/01/23 (Call 02/01/23)	USD	100	104,331
4.70%, 04/01/26 (Call 01/01/26)	USD	300	328,714
4.88%, 06/01/25 (Call 05/01/25)(b)	USD	65	71,197
News Corp., 3.88%, 05/15/29 (Call 05/15/24)(a)	USD	110	111,658
Nexstar Media Inc.
4.75%, 11/01/28 (Call 11/01/23)(a)(b)	USD	125	127,706
5.63%, 07/15/27 (Call 07/15/22)(a)	USD	200	211,000
NextEra Energy Operating Partners LP
3.88%, 10/15/26 (Call 07/15/26)(a)	USD	65	69,106
4.25%, 07/15/24 (Call 04/15/24)(a)	USD	45	47,642
4.50%, 09/15/27 (Call 06/15/27)(a)	USD	65	69,373
NFP Corp.
4.88%, 08/15/28 (Call 08/15/23)(a)	USD	10	10,150
6.88%, 08/15/28 (Call 08/15/23)(a)	USD	205	208,071
NGL Energy Operating LLC/NGL Energy Finance Corp., 7.50%, 02/01/26 (Call 02/01/23)(a)	USD	215	218,102
NGL Energy Partners LP/NGL Energy Finance Corp.
7.50%, 11/01/23 (Call 11/29/21)	USD	65	62,543
7.50%, 04/15/26 (Call 04/15/22)	USD	58	49,634
Nielsen Co Luxembourg SARL (The), 5.00%, 02/01/25 (Call 11/29/21)(a)(b)	USD	65	66,097
Nielsen Finance LLC/Nielsen Finance Co.
4.50%, 07/15/29 (Call 07/15/24)(a)	USD	80	78,220
4.75%, 07/15/31 (Call 07/15/26)(a)(b)	USD	65	63,430
5.63%, 10/01/28 (Call 10/01/23)(a)	USD	95	98,834
5.88%, 10/01/30 (Call 10/01/25)(a)	USD	95	99,565
NMG Holding Co. Inc./Neiman Marcus Group LLC, 7.13%, 04/01/26 (Call 04/01/23)(a)	USD	160	168,233
Nordstrom Inc.
4.25%, 08/01/31 (Call 05/01/31)(b)	USD	50	50,000
4.38%, 04/01/30 (Call 01/01/30)(b)	USD	50	50,875
NortonLifeLock Inc., 5.00%, 04/15/25 (Call 11/09/21)(a)	USD	140	141,878
Novelis Corp.
3.25%, 11/15/26 (Call 11/15/23)(a)	USD	80	79,700
3.88%, 08/15/31 (Call 08/15/26)(a)	USD	75	72,941
4.75%, 01/30/30 (Call 01/30/25)(a)	USD	170	176,851

Security		Par (000)	Value

United States (continued)
NRG Energy Inc.
3.38%, 02/15/29 (Call 02/15/24)(a)	USD	35	$34,234
3.63%, 02/15/31 (Call 02/15/26)(a)	USD	120	116,947
3.88%, 02/15/32 (Call 02/15/27)(a)	USD	125	122,500
5.25%, 06/15/29 (Call 06/15/24)(a)	USD	90	95,678
5.75%, 01/15/28 (Call 01/15/23)	USD	80	84,874
6.63%, 01/15/27 (Call 11/15/21)(b)	USD	47	48,763
NuStar Logistics LP
5.63%, 04/28/27 (Call 01/28/27)	USD	50	52,550
5.75%, 10/01/25 (Call 07/01/25)	USD	85	90,950
6.00%, 06/01/26 (Call 03/01/26)	USD	115	122,331
6.38%, 10/01/30 (Call 04/01/30)(b)	USD	55	60,294
Occidental Petroleum Corp.
2.70%, 02/15/23 (Call 11/15/22)	USD	25	25,303
2.90%, 08/15/24 (Call 07/15/24)	USD	175	178,272
3.00%, 02/15/27 (Call 11/15/26)	USD	125	124,910
3.20%, 08/15/26 (Call 06/15/26)	USD	125	126,791
3.40%, 04/15/26 (Call 01/15/26)	USD	125	127,410
3.50%, 06/15/25 (Call 03/15/25)	USD	50	51,699
3.50%, 08/15/29 (Call 05/15/29)(b)	USD	150	152,250
5.50%, 12/01/25 (Call 09/01/25)	USD	95	104,452
5.55%, 03/15/26 (Call 12/15/25)	USD	145	160,044
5.88%, 09/01/25 (Call 06/01/25)	USD	85	94,350
6.13%, 01/01/31 (Call 07/01/30)(b)	USD	100	119,750
6.38%, 09/01/28 (Call 03/01/28)(b)	USD	65	75,868
6.63%, 09/01/30 (Call 03/01/30)(b)	USD	140	171,404
6.95%, 07/01/24	USD	50	56,188
7.50%, 05/01/31	USD	100	130,103
7.88%, 09/15/31	USD	75	99,758
8.00%, 07/15/25 (Call 04/15/25)(b)	USD	55	65,094
8.50%, 07/15/27 (Call 01/15/27)	USD	65	81,114
8.88%, 07/15/30 (Call 01/15/30)	USD	100	135,562
OI European Group BV, 3.13%, 11/15/24 (Call 08/15/24)(c)	EUR	100	118,056
Olin Corp.
5.00%, 02/01/30 (Call 02/01/24)	USD	65	68,956
5.13%, 09/15/27 (Call 03/15/22)	USD	40	41,394
5.63%, 08/01/29 (Call 08/01/24)	USD	95	103,722
9.50%, 06/01/25 (Call 03/01/25)(a)	USD	65	80,115
Olympus Water U.S. Holding Corp.
3.88%, 10/01/28 (Call 10/01/24)(c)	EUR	100	115,065
4.25%, 10/01/28 (Call 10/01/24)(a)	USD	200	196,531
OneMain Finance Corp.
3.50%, 01/15/27 (Call 01/15/24)	USD	90	88,149
3.88%, 09/15/28 (Call 09/15/24)(b)	USD	125	121,719
4.00%, 09/15/30 (Call 09/15/25)(b)	USD	90	87,413
5.38%, 11/15/29 (Call 05/15/29)	USD	100	107,039
5.63%, 03/15/23	USD	200	210,344
6.13%, 03/15/24 (Call 09/15/23)	USD	140	148,925
6.63%, 01/15/28 (Call 07/15/27)	USD	50	56,369
6.88%, 03/15/25	USD	105	117,141
7.13%, 03/15/26	USD	175	198,844
8.88%, 06/01/25 (Call 06/01/22)	USD	75	81,049
Organon & Co./Organon Foreign Debt Co-Issuer BV
4.13%, 04/30/28 (Call 04/30/24)(a)	USD	250	252,437
5.13%, 04/30/31 (Call 04/30/26)(a)(b)	USD	225	232,072
Organon & Co./Organon Foreign Debt Co-Issuer BV., 2.88%, 04/30/28 (Call 04/30/24)(c)	EUR	150	174,826
Outfront Media Capital LLC/Outfront Media Capital Corp.
4.25%, 01/15/29 (Call 01/15/24)(a)(b)	USD	65	63,700

66	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2021	iShares® US & Intl High Yield Corp Bond ETF (Percentages shown are based on Net Assets)

Security		Par (000)	Value

United States (continued)
4.63%, 03/15/30 (Call 03/15/25)(a)	USD	65	$64,981
5.00%, 08/15/27 (Call 08/15/22)(a)	USD	30	30,600
6.25%, 06/15/25 (Call 06/15/22)(a)	USD	55	57,773
Ovintiv Exploration Inc.
5.38%, 01/01/26 (Call 10/01/25)	USD	75	83,394
5.63%, 07/01/24	USD	75	82,551
Owens-Brockway Glass Container Inc.
5.88%, 08/15/23(a)(b)	USD	65	68,250
6.63%, 05/13/27 (Call 05/15/23)(a)(b)	USD	90	96,028
Pactiv Evergreen Group Issuer LLC/Pactiv Evergreen Group Issuer Inc., 4.38%, 10/15/28 (Call 10/15/24)(a)	USD	65	64,025
Par Pharmaceutical Inc., 7.50%, 04/01/27 (Call 04/01/22)(a)	USD	211	212,846
Park Intermediate Holdings LLC/PK Domestic Property LLC/PK Finance Co-Issuer
4.88%, 05/15/29 (Call 05/15/24)(a)	USD	85	86,217
5.88%, 10/01/28 (Call 10/01/23)(a)	USD	80	83,944
PBF Holding Co. LLC/PBF Finance Corp.
6.00%, 02/15/28 (Call 02/15/23)	USD	110	79,750
7.25%, 06/15/25 (Call 11/29/21)	USD	75	58,350
9.25%, 05/15/25 (Call 05/15/22)(a)	USD	125	120,937
PDC Energy Inc.
5.75%, 05/15/26 (Call 11/29/21)(b)	USD	75	77,156
6.13%, 09/15/24 (Call 11/29/21)	USD	50	50,793
Pearl Merger Sub Inc., 6.75%, 10/01/28 (Call 10/01/24)(a)	USD	36	35,914
PennyMac Financial Services Inc.
4.25%, 02/15/29 (Call 02/15/24)(a)	USD	40	37,873
5.38%, 10/15/25 (Call 10/15/22)(a)	USD	75	77,243
5.75%, 09/15/31 (Call 09/15/26)(a)	USD	75	73,917
Penske Automotive Group Inc.
3.50%, 09/01/25 (Call 09/01/22)(b)	USD	70	71,925
3.75%, 06/15/29 (Call 06/15/24)	USD	100	99,451
Performance Food Group Inc.
4.25%, 08/01/29 (Call 08/01/24)(a)	USD	110	110,066
5.50%, 10/15/27 (Call 10/15/22)(a)	USD	135	140,853
Perrigo Finance Unlimited Co.
3.90%, 12/15/24 (Call 09/15/24)	USD	50	52,759
4.38%, 03/15/26 (Call 12/15/25)	USD	200	213,024
PetSmart Inc./PetSmart Finance Corp.
4.75%, 02/15/28 (Call 02/15/24)(a)	USD	200	205,500
7.75%, 02/15/29 (Call 02/15/24)(a)	USD	75	80,960
PG&E Corp.
5.00%, 07/01/28 (Call 07/01/23)(b)	USD	150	156,000
5.25%, 07/01/30 (Call 07/01/25)(b)	USD	120	125,370
Photo Holdings Merger Sub Inc., 8.50%, 10/01/26 (Call 10/01/22)(a)(b)	USD	125	131,437
Picasso Finance Sub Inc., 6.13%, 06/15/25
(Call 06/15/22)(a)	USD	45	47,291
Pilgrim’s Pride Corp.
3.50%, 03/01/32 (Call 09/01/26)(a)	USD	100	100,447
4.25%, 04/15/31 (Call 04/15/26)(a)	USD	115	121,316
5.88%, 09/30/27 (Call 09/30/22)(a)(b)	USD	80	84,300
Post Holdings Inc.
4.50%, 09/15/31 (Call 09/15/26)(a)	USD	205	201,156
4.63%, 04/15/30 (Call 04/15/25)(a)(b)	USD	180	180,931
5.50%, 12/15/29 (Call 12/15/24)(a)	USD	95	101,056
5.63%, 01/15/28 (Call 12/01/22)(a)	USD	70	73,059
5.75%, 03/01/27 (Call 03/01/22)(a)	USD	140	145,275

Security		Par (000)	Value

United States (continued)
Premier Entertainment Sub LLC/Premier Entertainment Finance Corp.
5.63%, 09/01/29 (Call 09/01/24)(a)	USD	90	$91,699
5.88%, 09/01/31 (Call 09/01/26)(a)(b)	USD	85	86,700
Prestige Brands Inc.
3.75%, 04/01/31 (Call 04/01/26)(a)	USD	70	67,725
5.13%, 01/15/28 (Call 01/15/23)(a)	USD	50	52,292
Prime Security Services Borrower LLC/Prime Finance Inc.
3.38%, 08/31/27 (Call 08/31/26)(a)	USD	95	90,969
5.25%, 04/15/24(a)	USD	95	101,015
5.75%, 04/15/26(a)	USD	135	144,258
6.25%, 01/15/28 (Call 01/15/23)(a)(b)	USD	135	138,375
Primo Water Holdings Inc., 3.88%, 10/31/28 (Call 10/31/23)(c)	EUR	100	118,065
PTC Inc.
3.63%, 02/15/25 (Call 02/15/22)(a)	USD	65	66,124
4.00%, 02/15/28 (Call 02/15/23)(a)	USD	65	65,978
Quicken Loans LLC/Quicken Loans Co-Issuer Inc.
3.63%, 03/01/29 (Call 03/01/24)(a)(b)	USD	45	44,716
3.88%, 03/01/31 (Call 03/01/26)(a)	USD	180	178,020
QVC Inc.
4.38%, 03/15/23	USD	170	177,041
4.38%, 09/01/28 (Call 06/01/28)	USD	15	15,338
4.45%, 02/15/25 (Call 11/15/24)	USD	50	53,398
4.75%, 02/15/27 (Call 11/15/26)(b)	USD	70	73,203
4.85%, 04/01/24	USD	75	80,447
Rackspace Technology Global Inc.
3.50%, 02/15/28 (Call 02/15/24)(a)	USD	70	66,649
5.38%, 12/01/28 (Call 12/01/23)(a)	USD	50	48,251
Radian Group Inc.
4.50%, 10/01/24 (Call 07/01/24)(b)	USD	50	53,051
4.88%, 03/15/27 (Call 09/15/26)	USD	50	54,563
6.63%, 03/15/25 (Call 09/15/24)	USD	45	50,223
Radiate Holdco LLC/Radiate Finance Inc.
4.50%, 09/15/26 (Call 09/15/23)(a)	USD	90	91,444
6.50%, 09/15/28 (Call 09/15/23)(a)	USD	105	105,000
Radiology Partners Inc., 9.25%, 02/01/28
(Call 02/01/23)(a)(b)	USD	75	79,403
Range Resources Corp.
4.88%, 05/15/25 (Call 02/15/25)	USD	95	99,101
5.00%, 03/15/23 (Call 12/15/22)	USD	40	41,021
8.25%, 01/15/29 (Call 01/15/24)(a)	USD	80	89,991
9.25%, 02/01/26 (Call 02/01/22)	USD	85	92,076
Realogy Group LLC/Realogy Co-Issuer Corp.
4.88%, 06/01/23 (Call 03/01/23)(a)	USD	50	51,500
5.75%, 01/15/29 (Call 01/15/24)(a)	USD	80	82,744
7.63%, 06/15/25 (Call 06/15/22)(a)	USD	165	176,294
9.38%, 04/01/27 (Call 04/01/22)(a)	USD	65	71,134
RegionalCare Hospital Partners Holdings Inc./LifePoint Health Inc., 9.75%, 12/01/26 (Call 12/01/21)(a)	USD	155	163,525
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu, 4.00%, 10/15/27 (Call 10/15/23)(a)	USD	100	97,850
RHP Hotel Properties LP/RHP Finance Corp.
4.50%, 02/15/29 (Call 02/15/24)(a)(b)	USD	65	64,651
4.75%, 10/15/27 (Call 10/15/22)	USD	80	81,933
Rite Aid Corp.
7.50%, 07/01/25 (Call 07/01/22)(a)	USD	52	52,260
8.00%, 11/15/26 (Call 01/15/23)(a)	USD	89	89,821
RLJ Lodging Trust LP, 4.00%, 09/15/29 (Call 09/15/24)(a)(b)	USD	70	69,801

S C H E D U L E O F I N V E S T M E N T S	67

Schedule of Investments (continued) October 31, 2021	iShares® US & Intl High Yield Corp Bond ETF (Percentages shown are based on Net Assets)

Security		Par (000)	Value

United States (continued)
ROBLOX Corp., 3.88%, 05/01/30 (Call 11/01/24)(a)	USD	115	$114,569
Rocket Mortgage LLC/Rocket Mortgage Co-Issuer Inc.
2.88%, 10/15/26 (Call 10/15/23)(a)	USD	118	117,189
4.00%, 10/15/33 (Call 10/15/27)(a)	USD	120	118,415
Rockies Express Pipeline LLC, 4.95%, 07/15/29 (Call 04/15/29)(a)	USD	50	53,392
RP Escrow Issuer LLC, 5.25%, 12/15/25 (Call 12/15/22)(a)	USD	95	95,000
Sabre GLBL Inc.
7.38%, 09/01/25 (Call 09/01/22)(a)	USD	80	85,203
9.25%, 04/15/25 (Call 03/16/25)(a)	USD	90	104,009
SBA Communications Corp.
3.13%, 02/01/29 (Call 02/01/24)(a)	USD	165	157,987
3.88%, 02/15/27 (Call 02/15/23)	USD	175	180,474
4.88%, 09/01/24 (Call 11/08/21)	USD	140	141,617
Scientific Games International Inc.
3.38%, 02/15/26 (Call 11/29/21)(c)	EUR	100	116,599
5.00%, 10/15/25 (Call 11/29/21)(a)	USD	155	159,658
7.00%, 05/15/28 (Call 05/15/23)(a)	USD	85	91,838
7.25%, 11/15/29 (Call 11/15/24)(a)(b)	USD	65	73,455
8.25%, 03/15/26 (Call 03/15/22)(a)	USD	135	143,269
8.63%, 07/01/25 (Call 07/01/22)(a)	USD	60	64,853
SCIH Salt Holdings Inc.
4.88%, 05/01/28 (Call 05/01/24)(a)(b)	USD	125	122,187
6.63%, 05/01/29 (Call 05/01/24)(a)(b)	USD	75	70,532
Scotts Miracle-Gro Co. (The)
4.00%, 04/01/31 (Call 04/01/26)(a)(b)	USD	45	44,633
4.38%, 02/01/32 (Call 08/01/26)(a)	USD	55	55,176
4.50%, 10/15/29 (Call 10/15/24)	USD	50	52,021
Scripps Escrow II Inc.
3.88%, 01/15/29 (Call 01/15/24)(a)	USD	70	69,843
5.38%, 01/15/31 (Call 01/15/26)(a)(b)	USD	70	68,687
Scripps Escrow Inc., 5.88%, 07/15/27 (Call 07/15/22)(a)	USD	50	51,063
Seagate HDD Cayman
3.13%, 07/15/29 (Call 01/15/24)(a)	USD	50	48,010
3.38%, 07/15/31 (Call 01/15/26)(a)	USD	55	52,613
4.09%, 06/01/29 (Call 03/01/29)(b)	USD	75	77,548
4.88%, 03/01/24 (Call 01/01/24)	USD	75	79,879
4.88%, 06/01/27 (Call 03/01/27)	USD	125	137,862
Sealed Air Corp.
4.00%, 12/01/27 (Call 09/01/27)(a)	USD	55	57,621
5.13%, 12/01/24 (Call 09/01/24)(a)	USD	30	32,319
5.25%, 04/01/23 (Call 01/01/23)(a)(b)	USD	50	52,275
5.50%, 09/15/25 (Call 06/15/25)(a)	USD	50	55,203
Select Medical Corp., 6.25%, 08/15/26 (Call 08/15/22)(a)(b)	USD	155	162,222
Sensata Technologies BV, 4.00%, 04/15/29 (Call 04/15/24)(a)	USD	125	126,957
Sensata Technologies Inc.
3.75%, 02/15/31 (Call 02/15/26)(a)	USD	80	79,006
4.38%, 02/15/30 (Call 11/15/29)(a)	USD	55	58,135
Service Corp. International/U.S.
3.38%, 08/15/30 (Call 08/15/25)	USD	125	123,125
4.00%, 05/15/31 (Call 05/15/26)	USD	75	76,688
4.63%, 12/15/27 (Call 12/15/22)(b)	USD	75	79,001
5.13%, 06/01/29 (Call 06/01/24)(b)	USD	75	80,913
Service Properties Trust
3.95%, 01/15/28 (Call 07/15/27)(b)	USD	75	69,907
4.35%, 10/01/24 (Call 09/01/24)	USD	100	101,043
4.38%, 02/15/30 (Call 08/15/29)	USD	35	32,900
4.75%, 10/01/26 (Call 08/01/26)	USD	50	49,513

Security		Par (000)	Value

United States (continued)
4.95%, 02/15/27 (Call 08/15/26)	USD	25	$24,625
4.95%, 10/01/29 (Call 07/01/29)	USD	75	72,319
5.50%, 12/15/27 (Call 09/15/27)(b)	USD	65	68,088
7.50%, 09/15/25 (Call 06/15/25)	USD	90	99,468
Silgan Holdings Inc., 3.25%, 03/15/25 (Call 11/29/21)	EUR	200	232,305
Sinclair Television Group Inc.
4.13%, 12/01/30 (Call 12/01/25)(a)	USD	80	76,282
5.13%, 02/15/27 (Call 11/15/21)(a)(b)	USD	75	72,410
5.50%, 03/01/30 (Call 12/01/24)(a)	USD	65	62,206
Sirius XM Radio Inc.
3.13%, 09/01/26 (Call 09/01/23)(a)(b)	USD	105	105,262
3.88%, 09/01/31 (Call 09/01/26)(a)	USD	170	163,412
4.00%, 07/15/28 (Call 07/15/24)(a)	USD	220	221,584
4.13%, 07/01/30 (Call 07/01/25)(a)	USD	170	169,242
5.00%, 08/01/27 (Call 08/01/22)(a)	USD	165	172,425
5.50%, 07/01/29 (Call 07/01/24)(a)(b)	USD	155	167,012
Six Flags Entertainment Corp.
4.88%, 07/31/24 (Call 11/29/21)(a)	USD	125	126,416
5.50%, 04/15/27 (Call 04/15/22)(a)	USD	65	67,356
Six Flags Theme Parks Inc., 7.00%, 07/01/25 (Call 07/01/22)(a)	USD	35	37,188
SLM Corp., 3.13%, 11/02/26 (Call 10/02/26)	USD	50	49,625
SM Energy Co.
6.50%, 07/15/28 (Call 07/15/24)(b)	USD	45	47,250
6.63%, 01/15/27 (Call 01/15/22)	USD	50	51,656
10.00%, 01/15/25 (Call 06/17/22)(a)	USD	105	117,008
Sonic Automotive Inc.
4.63%, 11/15/29 (Call 11/15/24)(a)	USD	65	65,163
4.88%, 11/15/31 (Call 11/15/26)(a)(b)	USD	57	57,000
Southwestern Energy Co.
5.38%, 02/01/29 (Call 02/01/24)(a)	USD	75	79,097
5.38%, 03/15/30 (Call 03/15/25)	USD	140	147,697
6.45%, 01/23/25 (Call 10/23/24)	USD	90	98,213
7.75%, 10/01/27 (Call 10/01/22)(b)	USD	65	69,744
Spectrum Brands Inc.
3.88%, 03/15/31 (Call 03/15/26)(a)	USD	55	54,108
4.00%, 10/01/26 (Call 11/29/21)(c)	EUR	100	117,256
5.75%, 07/15/25 (Call 11/29/21)	USD	66	67,715
Spirit AeroSystems Inc.
4.60%, 06/15/28 (Call 03/15/28)(b)	USD	75	74,036
5.50%, 01/15/25 (Call 10/15/22)(a)	USD	15	15,646
7.50%, 04/15/25 (Call 04/15/22)(a)	USD	125	131,656
Sprint Communications Inc., 6.00%, 11/15/22	USD	235	246,510
Sprint Corp.
7.13%, 06/15/24	USD	240	271,200
7.63%, 02/15/25 (Call 11/15/24)	USD	165	192,019
7.63%, 03/01/26 (Call 11/01/25)	USD	265	317,669
7.88%, 09/15/23	USD	460	510,473
Square Inc.
2.75%, 06/01/26 (Call 05/01/26)(a)	USD	125	126,578
3.50%, 06/01/31 (Call 03/01/31)(a)	USD	105	107,595
SRM Escrow Issuer LLC, 6.00%, 11/01/28 (Call 11/01/23)(a)	USD	110	114,628
SRS Distribution Inc.
4.63%, 07/01/28 (Call 07/01/24)(a)	USD	80	81,839
6.13%, 07/01/29 (Call 07/01/24)(a)(b)	USD	50	51,438
SS&C Technologies Inc., 5.50%, 09/30/27 (Call 03/30/22)(a)	USD	225	236,812
Standard Industries Inc./NJ
2.25%, 11/21/26 (Call 08/21/26)(c)	EUR	100	111,789

68	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2021	iShares® US & Intl High Yield Corp Bond ETF (Percentages shown are based on Net Assets)

Security		Par (000)	Value

United States (continued)
3.38%, 01/15/31 (Call 07/15/25)(a)	USD	110	$102,025
4.38%, 07/15/30 (Call 07/15/25)(a)	USD	160	160,163
4.75%, 01/15/28 (Call 01/15/23)(a)(b)	USD	100	102,962
5.00%, 02/15/27 (Call 02/15/22)(a)	USD	85	87,231
Staples Inc.
7.50%, 04/15/26 (Call 04/15/22)(a)	USD	225	226,687
10.75%, 04/15/27 (Call 04/15/22)(a)(b)	USD	100	95,500
Starwood Property Trust Inc., 3.63%, 07/15/26 (Call 01/15/26)(a)	USD	40	39,992
Stericycle Inc., 3.88%, 01/15/29 (Call 11/15/23)(a)	USD	35	34,475
Suburban Propane Partners LP/Suburban Energy Finance Corp., 5.00%, 06/01/31 (Call 06/01/26)(a)	USD	75	76,875
Summit Materials LLC/Summit Materials Finance Corp., 5.25%, 01/15/29 (Call 07/15/23)(a)	USD	65	68,338
Sunoco LP/Sunoco Finance Corp.
4.50%, 05/15/29 (Call 05/15/24)	USD	85	86,147
4.50%, 04/30/30 (Call 04/30/25)(a)	USD	98	98,864
5.88%, 03/15/28 (Call 03/15/23)	USD	50	52,866
6.00%, 04/15/27 (Call 04/15/22)	USD	75	78,600
Switch Ltd.
3.75%, 09/15/28 (Call 09/15/23)(a)	USD	75	74,719
4.13%, 06/15/29 (Call 06/15/24)(a)	USD	55	55,322
Talen Energy Supply LLC
6.50%, 06/01/25 (Call 11/29/21)	USD	70	42,175
6.63%, 01/15/28 (Call 01/15/23)(a)	USD	60	56,578
7.25%, 05/15/27 (Call 05/15/22)(a)	USD	70	67,025
7.63%, 06/01/28 (Call 06/01/23)(a)	USD	15	14,328
10.50%, 01/15/26 (Call 01/15/22)(a)	USD	75	48,938
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp.
5.50%, 01/15/28 (Call 01/15/23)(a)(b)	USD	95	95,157
6.00%, 03/01/27 (Call 03/01/23)(a)	USD	55	57,251
6.00%, 12/31/30 (Call 12/31/25)(a)	USD	65	65,067
6.00%, 09/01/31 (Call 09/01/26)(a)	USD	100	98,794
7.50%, 10/01/25 (Call 10/01/22)(a)	USD	50	54,063
Targa Resources Partners LP/Targa Resources Partners Finance Corp.
4.00%, 01/15/32 (Call 07/15/26)(a)(b)	USD	110	113,511
4.88%, 02/01/31 (Call 02/01/26)	USD	100	107,948
5.00%, 01/15/28 (Call 01/15/23)	USD	90	94,828
5.38%, 02/01/27 (Call 02/01/22)	USD	40	41,350
5.50%, 03/01/30 (Call 03/01/25)(b)	USD	100	109,904
5.88%, 04/15/26 (Call 11/29/21)(b)	USD	125	130,613
6.50%, 07/15/27 (Call 07/15/22)	USD	95	101,981
6.88%, 01/15/29 (Call 01/15/24)(b)	USD	50	56,006
Taylor Morrison Communities Inc.
5.13%, 08/01/30 (Call 02/01/30)(a)	USD	50	53,125
5.75%, 01/15/28 (Call 10/15/27)(a)	USD	55	60,517
5.88%, 06/15/27 (Call 03/15/27)(a)	USD	65	72,889
TEGNA Inc.
4.63%, 03/15/28 (Call 03/15/23)(b)	USD	100	100,962
4.75%, 03/15/26 (Call 03/15/23)(a)	USD	80	83,204
5.00%, 09/15/29 (Call 09/15/24)	USD	120	121,714
Teleflex Inc., 4.25%, 06/01/28 (Call 06/01/23)(a)	USD	110	113,025
Tempur Sealy International Inc., 3.88%, 10/15/31 (Call 10/15/26)(a)	USD	155	153,452
Tenet Healthcare Corp.
4.25%, 06/01/29 (Call 06/01/24)(a)	USD	175	177,368
4.63%, 07/15/24 (Call 11/29/21)	USD	97	98,572
4.63%, 09/01/24 (Call 11/15/21)(a)	USD	50	50,681
4.63%, 06/15/28 (Call 06/15/23)(a)	USD	65	67,402

Security		Par (000)	Value

United States (continued)
4.88%, 01/01/26 (Call 03/01/22)(a)	USD	215	$220,644
5.13%, 11/01/27 (Call 11/01/22)(a)	USD	185	193,259
6.13%, 10/01/28 (Call 10/01/23)(a)	USD	300	315,052
6.25%, 02/01/27 (Call 02/01/22)(a)(b)	USD	160	166,200
6.75%, 06/15/23	USD	185	198,782
7.50%, 04/01/25 (Call 04/01/22)(a)	USD	75	79,594
Tenneco Inc.
5.00%, 07/15/26 (Call 11/29/21)(b)	USD	60	58,290
5.13%, 04/15/29 (Call 04/15/24)(a)	USD	80	79,340
7.88%, 01/15/29 (Call 01/15/24)(a)	USD	60	65,408
TerraForm Power Operating LLC
4.25%, 01/31/23 (Call 10/31/22)(a)	USD	65	66,570
4.75%, 01/15/30 (Call 01/15/25)(a)	USD	85	88,081
5.00%, 01/31/28 (Call 07/31/27)(a)	USD	75	80,061
Terrier Media Buyer Inc., 8.88%, 12/15/27 (Call 12/15/22)(a)	USD	105	111,045
TKC Holdings Inc.
6.88%, 05/15/28 (Call 05/15/24)(a)	USD	70	71,925
10.50%, 05/15/29 (Call 05/15/24)(a)	USD	65	70,175
T-Mobile USA Inc.
2.25%, 02/15/26 (Call 02/15/23)(b)	USD	100	100,625
2.25%, 02/15/26 (Call 02/15/23)(a)	USD	60	60,375
2.63%, 04/15/26 (Call 04/15/23)	USD	130	132,199
2.63%, 02/15/29 (Call 02/15/24)	USD	120	118,928
2.88%, 02/15/31 (Call 02/15/26)(b)	USD	100	99,590
3.38%, 04/15/29 (Call 04/15/24)	USD	145	149,125
3.38%, 04/15/29 (Call 04/15/24)(a)	USD	107	110,044
3.50%, 04/15/31 (Call 04/15/26)	USD	142	147,190
3.50%, 04/15/31 (Call 04/15/26)(a)	USD	105	108,664
4.75%, 02/01/28 (Call 02/01/23)	USD	165	174,281
5.38%, 04/15/27 (Call 04/15/22)	USD	65	67,868
Toll Brothers Finance Corp.
3.80%, 11/01/29 (Call 08/01/29)(b)	USD	50	53,596
4.35%, 02/15/28 (Call 11/15/27)(b)	USD	50	54,584
4.38%, 04/15/23 (Call 01/15/23)	USD	25	25,897
4.88%, 03/15/27 (Call 12/15/26)	USD	55	61,122
TransDigm Inc.
4.63%, 01/15/29 (Call 01/15/24)	USD	165	163,969
4.88%, 05/01/29 (Call 05/01/24)	USD	110	110,185
5.50%, 11/15/27 (Call 11/15/22)	USD	285	292,125
6.25%, 03/15/26 (Call 03/15/22)(a)	USD	480	501,600
6.38%, 06/15/26 (Call 11/29/21)	USD	95	98,088
7.50%, 03/15/27 (Call 03/15/22)	USD	75	78,724
8.00%, 12/15/25 (Call 04/08/22)(a)	USD	105	111,662
Transocean Guardian Ltd., 5.88%, 01/15/24 (Call 11/29/21)(a)	USD	67	65,761
Transocean Inc., 11.50%, 01/30/27 (Call 07/30/23)(a)	USD	75	77,224
Transocean Pontus Ltd., 6.13%, 08/01/25 (Call 11/29/21)(a)	USD	117	117,622
Transocean Poseidon Ltd., 6.88%, 02/01/27 (Call 02/01/22)(a)	USD	70	69,637
Transocean Proteus Ltd., 6.25%, 12/01/24 (Call 11/29/21)(a)	USD	41	41,583
Transocean Sentry Ltd., 5.38%, 05/15/23 (Call 11/29/21)(a)	USD	46	45,259
Travel + Leisure Co.
3.90%, 03/01/23 (Call 12/01/22)	USD	63	64,827
6.00%, 04/01/27 (Call 01/01/27)	USD	75	81,850
6.63%, 07/31/26 (Call 04/30/26)(a)	USD	85	94,802
TRI Pointe Group Inc./TRI Pointe Homes Inc., 5.88%, 06/15/24(b)	USD	50	55,298

S C H E D U L E O F I N V E S T M E N T S	69

Schedule of Investments (continued) October 31, 2021	iShares® US & Intl High Yield Corp Bond ETF (Percentages shown are based on Net Assets)

Security		Par (000)	Value

United States (continued)
Triumph Group Inc.
6.25%, 09/15/24 (Call 11/29/21)(a)(b)	USD	50	$49,986
7.75%, 08/15/25 (Call 11/29/21)(b)	USD	42	42,683
8.88%, 06/01/24 (Call 02/01/23)(a)	USD	82	90,405
Tronox Inc.
4.63%, 03/15/29 (Call 03/15/24)(a)	USD	105	102,868
6.50%, 05/01/25 (Call 05/01/22)(a)	USD	60	63,000
Twilio Inc.
3.63%, 03/15/29 (Call 03/15/24)	USD	65	65,450
3.88%, 03/15/31 (Call 03/15/26)	USD	45	45,308
U.S. Foods Inc.
4.75%, 02/15/29 (Call 02/15/24)(a)	USD	105	106,367
6.25%, 04/15/25 (Call 04/15/22)(a)	USD	85	89,113
Uber Technologies Inc.
4.50%, 08/15/29 (Call 08/15/24)(a)(b)	USD	185	186,022
6.25%, 01/15/28 (Call 09/15/23)(a)(b)	USD	50	53,686
7.50%, 05/15/25 (Call 05/15/22)(a)	USD	115	122,526
7.50%, 09/15/27 (Call 09/15/22)(a)	USD	100	109,416
8.00%, 11/01/26 (Call 11/29/21)(a)	USD	165	175,832
UGI International LLC, 3.25%, 11/01/25 (Call 11/29/21)(c)	EUR	100	117,024
Unifrax Escrow Issuer Corp.
5.25%, 09/30/28 (Call 09/30/24)(a)	USD	85	84,900
7.50%, 09/30/29 (Call 09/30/24)(a)	USD	65	64,664
United Airlines Inc.
4.38%, 04/15/26 (Call 10/15/25)(a)	USD	240	248,243
4.63%, 04/15/29 (Call 10/15/28)(a)	USD	215	221,857
United Rentals North America Inc.
3.75%, 01/15/32 (Call 07/15/26)	USD	95	94,725
3.88%, 02/15/31 (Call 08/15/25)	USD	125	125,925
4.00%, 07/15/30 (Call 07/15/25)	USD	70	71,450
4.88%, 01/15/28 (Call 01/15/23)	USD	185	195,277
5.25%, 01/15/30 (Call 01/15/25)(b)	USD	75	81,188
5.50%, 05/15/27 (Call 05/15/22)	USD	125	130,961
United States Steel Corp.
6.25%, 03/15/26 (Call 10/31/21)(b)	USD	80	82,541
6.88%, 03/01/29 (Call 03/01/24)(b)	USD	90	96,300
United Wholesale Mortgage LLC
5.50%, 11/15/25 (Call 11/15/22)(a)	USD	75	74,733
5.50%, 04/15/29 (Call 04/15/24)(a)(b)	USD	90	88,110
Uniti Group LP/Uniti Fiber Holdings Inc./CSL Capital LLC
6.00%, 01/15/30 (Call 01/15/25)(a)	USD	75	74,006
7.13%, 12/15/24 (Call 12/15/21)(a)	USD	100	102,502
7.88%, 02/15/25 (Call 02/15/22)(a)	USD	235	247,149
Uniti Group LP/Uniti Group Finance Inc./CSL Capital LLC
4.75%, 04/15/28 (Call 04/15/24)(a)	USD	80	80,400
6.50%, 02/15/29 (Call 02/15/24)(a)	USD	120	121,579
Univision Communications Inc.
4.50%, 05/01/29 (Call 05/01/24)(a)	USD	130	131,521
5.13%, 02/15/25 (Call 11/09/21)(a)	USD	135	137,376
6.63%, 06/01/27 (Call 06/01/23)(a)	USD	165	178,386
USA Compression Partners LP/USA Compression Finance Corp.
6.88%, 04/01/26 (Call 11/29/21)	USD	65	67,215
6.88%, 09/01/27 (Call 09/01/22)	USD	120	124,574
Valvoline Inc.
3.63%, 06/15/31 (Call 06/15/26)(a)	USD	65	63,527
4.25%, 02/15/30 (Call 02/15/25)(a)	USD	60	60,900
Vector Group Ltd.
5.75%, 02/01/29 (Call 02/01/24)(a)	USD	85	84,830
10.50%, 11/01/26 (Call 11/29/21)(a)	USD	70	73,938

Security		Par (000)	Value

United States (continued)
Venture Global Calcasieu Pass LLC
3.88%, 08/15/29 (Call 02/15/29)(a)	USD	140	$142,625
4.13%, 08/15/31 (Call 02/15/31)(a)	USD	140	144,893
Vericast Corp., 11.00%, 09/15/26 (Call 09/15/23)(a)	USD	141	147,345
Veritas U.S. Inc./Veritas Bermuda Ltd., 7.50%, 09/01/25 (Call 11/29/21)(a)	USD	290	300,512
Verscend Escrow Corp., 9.75%, 08/15/26 (Call 11/29/21)(a)	USD	140	148,303
ViacomCBS Inc., 6.25%, 02/28/57 (Call 02/28/27)(d)	USD	80	91,318
ViaSat Inc.
5.63%, 09/15/25 (Call 11/09/21)(a)	USD	90	91,294
5.63%, 04/15/27 (Call 04/15/22)(a)(b)	USD	75	77,973
6.50%, 07/15/28 (Call 07/15/23)(a)	USD	30	31,425
VICI Properties LP/VICI Note Co. Inc.
3.50%, 02/15/25 (Call 02/15/22)(a)(b)	USD	100	101,945
3.75%, 02/15/27 (Call 02/15/23)(a)(b)	USD	70	72,006
4.13%, 08/15/30 (Call 02/15/25)(a)	USD	100	104,958
4.25%, 12/01/26 (Call 12/01/22)(a)	USD	125	129,635
4.63%, 12/01/29 (Call 12/01/24)(a)(b)	USD	100	106,625
Viking Cruises Ltd.
5.88%, 09/15/27 (Call 09/15/22)(a)	USD	80	77,570
7.00%, 02/15/29 (Call 02/15/24)(a)	USD	75	75,377
13.00%, 05/15/25 (Call 05/15/22)(a)	USD	90	103,307
Vistra Operations Co. LLC
4.38%, 05/01/29 (Call 05/01/24)(a)	USD	150	148,245
5.00%, 07/31/27 (Call 07/31/22)(a)	USD	155	158,771
5.50%, 09/01/26 (Call 11/09/21)(a)	USD	100	102,970
5.63%, 02/15/27 (Call 02/15/22)(a)	USD	145	149,930
VOC Escrow Ltd., 5.00%, 02/15/28 (Call 02/15/23)(a)	USD	85	84,429
Weatherford International Ltd.
6.50%, 09/15/28 (Call 09/15/24)(a)(b)	USD	60	63,375
8.63%, 04/30/30 (Call 10/30/24)(a)	USD	190	195,462
11.00%, 12/01/24 (Call 12/01/21)(a)	USD	29	30,233
WESCO Distribution Inc.
7.13%, 06/15/25 (Call 06/15/22)(a)	USD	80	85,023
7.25%, 06/15/28 (Call 06/15/23)(a)	USD	205	225,986
Western Digital Corp., 4.75%, 02/15/26 (Call 11/15/25)(b)	USD	240	263,700
Western Midstream Operating LP
3.95%, 06/01/25 (Call 03/01/25)	USD	50	52,496
4.35%, 02/01/25 (Call 01/01/25)	USD	100	104,992
4.50%, 03/01/28 (Call 12/01/27)	USD	50	54,212
4.65%, 07/01/26 (Call 04/01/26)	USD	75	81,229
4.75%, 08/15/28 (Call 05/15/28)	USD	50	55,010
5.30%, 02/01/30 (Call 11/01/29)(b)	USD	125	137,187
William Carter Co. (The)
5.50%, 05/15/25 (Call 05/15/22)(a)	USD	65	68,039
5.63%, 03/15/27 (Call 03/15/22)(a)	USD	50	51,750
Williams Scotsman International Inc., 4.63%, 08/15/28 (Call 08/15/23)(a)	USD	55	56,856
Windstream Escrow LLC/Windstream Escrow Finance Corp., 7.75%, 08/15/28 (Call 08/15/23)(a)	USD	155	164,142
WMG Acquisition Corp.
2.75%, 07/15/28 (Call 07/15/23)(c)	EUR	100	119,173
3.00%, 02/15/31 (Call 02/15/26)(a)	USD	40	38,874
3.88%, 07/15/30 (Call 07/15/25)(a)	USD	100	103,934
Wolverine Escrow LLC
8.50%, 11/15/24 (Call 11/29/21)(a)(b)	USD	74	68,635
9.00%, 11/15/26 (Call 11/15/22)(a)(b)	USD	114	104,880
13.13%, 11/15/27 (Call 11/15/22)(a)	USD	65	43,037

70	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2021	iShares® US & Intl High Yield Corp Bond ETF (Percentages shown are based on Net Assets)

Security		Par/ Shares (000)	Value

United States (continued)
WR Grace Holdings LLC
4.88%, 06/15/27 (Call 06/15/23)(a)	USD	70	$71,146
5.63%, 08/15/29 (Call 08/15/24)(a)	USD	145	146,269
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.
4.25%, 05/30/23 (Call 02/28/23)(a)	USD	65	65,621
5.25%, 05/15/27 (Call 02/15/27)(a)(b)	USD	115	115,920
5.50%, 03/01/25 (Call 12/01/24)(a)	USD	200	203,500
Wynn Resorts Finance LLC/Wynn Resorts Capital Corp.
5.13%, 10/01/29 (Call 07/01/29)(a)	USD	100	100,427
7.75%, 04/15/25 (Call 04/15/22)(a)	USD	50	52,671
Xerox Corp., 4.38%, 03/15/23 (Call 02/15/23)	USD	200	206,584
Xerox Holdings Corp.
5.00%, 08/15/25 (Call 07/15/25)(a)	USD	75	78,000
5.50%, 08/15/28 (Call 07/15/28)(a)	USD	65	65,854
XHR LP, 4.88%, 06/01/29 (Call 06/01/24)(a)(b)	USD	60	61,557
XPO Logistics Inc., 6.25%, 05/01/25 (Call 05/01/22)(a)	USD	125	131,681
Yum! Brands Inc.
3.63%, 03/15/31 (Call 12/15/30)	USD	110	108,625
4.63%, 01/31/32 (Call 10/01/26)	USD	120	125,057
4.75%, 01/15/30 (Call 10/15/29)(a)	USD	50	53,615
7.75%, 04/01/25 (Call 04/01/22)(a)	USD	60	63,750
Zayo Group Holdings Inc.
4.00%, 03/01/27 (Call 11/29/21)(a)	USD	155	150,389
6.13%, 03/01/28 (Call 03/01/23)(a)	USD	115	112,234

			123,010,625

Total Corporate Bonds & Notes — 97.9% (Cost: $186,441,785)			189,355,626

Short-Term Investments

Money Market Funds — 11.5%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.05%(i)(j)(k)		20,924	20,934,089

Security	Shares (000)	Value

Money Market Funds (continued)
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.00%(i)(j)	1,290	$1,290,000

		22,224,089

Total Short-Term Investments — 11.5% (Cost: $22,220,391)		22,224,089

Total Investments in Securities — 109.4% (Cost: $208,662,176)		211,579,715

Other Assets, Less Liabilities — (9.4)%		(18,115,414)

Net Assets — 100.0%		$ 193,464,301

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	All or a portion of this security is on loan.
(c)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
(d)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(e)	Perpetual security with no stated maturity date.
(f)	Issuer filed for bankruptcy and/or is in default.
(g)	Non-income producing security.
(h)	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step-down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
(i)	Affiliate of the Fund.
(j)	Annualized 7-day yield as of period end.
(k)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended October 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 10/31/20	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 10/31/21	Shares Held at 10/31/21 (000)	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$11,552,610	$9,384,519	$—	$(2,365)	$(675)	$20,934,089	20,924	$45,234	(a)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	2,600,000	—	(1,310,000)	—	—	1,290,000	1,290	323		—

				$(2,365)	$(675)	$22,224,089		$45,557		$—

(a)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

S C H E D U L E O F I N V E S T M E N T S	71

Schedule of Investments (continued) October 31, 2021	iShares® US & Intl High Yield Corp Bond ETF

Fair Value Hierarchy as of Period End (continued)

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Corporate Bonds & Notes	$—	$189,355,626	$—	$189,355,626
Money Market Funds	22,224,089	—	—	22,224,089

	$22,224,089	$189,355,626	$—	$211,579,715

See notes to financial statements.

72	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities

October 31, 2021

	iShares International High Yield Bond ETF	iShares J.P. Morgan EM Corporate Bond ETF	iShares J.P. Morgan EM High Yield Bond ETF	iShares J.P. Morgan EM Local Currency Bond ETF

ASSETS
Investments in securities, at value (including securities on loan)(a):
Unaffiliated(b)	$69,674,014	$511,103,828	$465,362,094	$503,676,431
Affiliated(c)	20,000	47,905,642	36,401,228	1,000,000
Cash	7,473	—	5,992	6,701
Foreign currency, at value(d)	577,956	—	—	4,010,136
Receivables:
Investments sold	1,736,143	4,525,235	2,960,188	5,208,051
Securities lending income — Affiliated	—	12,151	9,827	—
Capital shares sold	—	2,625,326	303,567	502,578
Dividends	—	19	10	—
Interest	830,519	5,243,454	6,695,877	9,148,929

Total assets	72,846,105	571,415,655	511,738,783	523,552,826

LIABILITIES
Bank overdraft	—	7,903	—	—
Collateral on securities loaned, at value	—	41,902,718	33,415,823	—
Deferred foreign capital gain tax	—	—	—	109,574
Payables:
Investments purchased	1,661,292	10,927,969	2,766,500	5,882,796
Investment advisory fees	24,268	214,121	201,349	133,116

Total liabilities	1,685,560	53,052,711	36,383,672	6,125,486

NET ASSETS	$71,160,545	$518,362,944	$475,355,111	$517,427,340

NET ASSETS CONSIST OF:
Paid-in capital	$74,762,312	$520,917,465	$553,989,182	$580,718,033
Accumulated loss	(3,601,767)	(2,554,521)	(78,634,071)	(63,290,693)

NET ASSETS	$71,160,545	$518,362,944	$475,355,111	$517,427,340

Shares outstanding	1,300,000	10,100,000	10,900,000	12,400,000

Net asset value	$54.74	$51.32	$43.61	$41.73

Shares authorized	500 million	500 million	500 million	500 million

Par value	$0.001	$0.001	$0.001	$0.001

(a) Securities loaned, at value	$—	$39,384,122	$31,210,875	$—
(b) Investments, at cost — Unaffiliated	$69,898,410	$512,242,306	$485,079,098	$545,121,864
(c) Investments, at cost — Affiliated	$20,000	$47,899,085	$36,401,227	$1,000,000
(d) Foreign currency, at cost	$571,396	$—	$—	$4,052,615

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	73

Statements of Assets and Liabilities  (continued)

October 31, 2021

iShares US & Intl High Yield Corp Bond ETF

ASSETS
Investments in securities, at value (including securities on loan)(a):
Unaffiliated(b)	$189,355,626
Affiliated(c)	22,224,089
Cash	146,850
Foreign currency, at value(d)	921,301
Receivables:
Investments sold	2,171,326
Securities lending income — Affiliated	4,628
Dividends	4
Interest	2,444,474

Total assets	217,268,298

LIABILITIES
Collateral on securities loaned, at value	20,929,717
Payables:
Investments purchased	2,699,298
Capital shares redeemed	1,880
Investment advisory fees	67,740
Other liabilities	105,362

Total liabilities	23,803,997

NET ASSETS	$193,464,301

NET ASSETS CONSIST OF:
Paid-in capital	$197,965,092
Accumulated loss	(4,500,791)

NET ASSETS	$193,464,301

Shares outstanding	3,900,000

Net asset value	$49.61

Shares authorized	500 million

Par value	$0.001

(a) Securities loaned, at value	$20,078,358
(b) Investments, at cost — Unaffiliated	$186,441,785
(c) Investments, at cost — Affiliated	$22,220,391
(d) Foreign currency, at cost	$915,318

See notes to financial statements.

74	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Operations

Year Ended October 31, 2021

	iShares International High Yield Bond ETF	iShares J.P. Morgan EM Corporate Bond ETF	iShares J.P. Morgan EM High Yield Bond ETF	iShares J.P. Morgan EM Local Currency Bond ETF

INVESTMENT INCOME
Dividends — Affiliated	$5	$378	$543	$213
Interest — Unaffiliated	1,882,967	14,073,224	23,545,625	26,083,457
Securities lending income — Affiliated — net	—	84,486	109,534	—
Other income — Unaffiliated	13,687	16,812	25,375	—
Foreign taxes withheld	—	(30)	—	(404,336)

Total investment income	1,896,659	14,174,870	23,681,077	25,679,334

EXPENSES
Investment advisory fees	255,881	1,836,596	2,011,168	1,532,882
Commitment fees	—	—	—	9,863
Miscellaneous	173	173	173	6,521

Total expenses	256,054	1,836,769	2,011,341	1,549,266
Less:
Investment advisory fees waived	—	—	(32,907)	—

Total expenses after fees waived	256,054	1,836,769	1,978,434	1,549,266

Net investment income	1,640,605	12,338,101	21,702,643	24,130,068

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Unaffiliated(a)	213,364	(333,735)	(6,335,165)	(8,746,463)
Investments — Affiliated	—	(3,343)	(7,305)	—
In-kind redemptions — Unaffiliated	—	—	587,751	5,018,146
Foreign currency transactions	33,301	—	—	(96,013)

Net realized gain (loss)	246,665	(337,078)	(5,754,719)	(3,824,330)

Net change in unrealized appreciation (depreciation) on:
Investments — Unaffiliated(b)	696,939	(3,233,979)	3,812,380	(20,135,147)
Investments — Affiliated	—	(1,902)	1,816	—
Foreign currency translations	(16,095)	—	—	(96,662)

Net change in unrealized appreciation (depreciation)	680,844	(3,235,881)	3,814,196	(20,231,809)

Net realized and unrealized gain (loss)	927,509	(3,572,959)	(1,940,523)	(24,056,139)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$2,568,114	$8,765,142	$19,762,120	$73,929

(a) Net of foreign capital gain tax and capital gain tax refund, if applicable	$—	$—	$—	$281,667
(b) Net of reduction in deferred foreign capital gain tax of	$—	$—	$—	$333,268

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	75

Statements of Operations  (continued)

Year Ended October 31, 2021

iShares US & Intl High Yield Corp Bond ETF

INVESTMENT INCOME
Dividends — Unaffiliated	$48
Dividends — Affiliated	323
Interest — Unaffiliated	8,662,072
Securities lending income — Affiliated — net	45,234
Other income — Unaffiliated	12,873

Total investment income	8,720,550

EXPENSES
Investment advisory fees	764,827
Miscellaneous	173

Total expenses	765,000

Net investment income	7,955,550

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Unaffiliated	2,097,520
Investments — Affiliated	(2,365)
In-kind redemptions — Unaffiliated	646,673
Foreign currency transactions	35,178

Net realized gain	2,777,006

Net change in unrealized appreciation (depreciation) on:
Investments — Unaffiliated	4,314,543
Investments — Affiliated	(675)
Foreign currency translations	(6,548)

Net change in unrealized appreciation (depreciation)	4,307,320

Net realized and unrealized gain	7,084,326

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$15,039,876

See notes to financial statements.

76	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets

	iShares International High Yield Bond ETF		iShares J.P. Morgan EM Corporate Bond ETF

	Year Ended 10/31/21	Year Ended 10/31/20	Year Ended 10/31/21	Year Ended 10/31/20

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$1 ,640,605	$1,257,138	$ 12,338,101	$ 7,551,999
Net realized gain (loss)	246,665	(1,331,686)	(337,078)	(4,735,907)
Net change in unrealized appreciation (depreciation)	680,844	1,384,418	(3,235,881)	(1,354,795)

Net increase in net assets resulting from operations	2,568,114	1,309,870	8,765,142	1,461,297

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(736,269)	(495,118)	(11,947,480)	(7,540,091)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	22,578,514	5,097,119	306,813,811	54,125,456

NET ASSETS
Total increase in net assets	24,410,359	5,911,871	303,631,473	48,046,662
Beginning of year	46,750,186	40,838,315	214,731,471	166,684,809

End of year	$71,160,545	$46,750,186	$518,362,944	$214,731,471

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	77

Statements of Changes in Net Assets  (continued)

	iShares J.P. Morgan EM High Yield Bond ETF		iShares J.P. Morgan EM Local Currency Bond ETF

	Year Ended 10/31/21	Year Ended 10/31/20	Year Ended 10/31/21	Year Ended 10/31/20

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$21,702,643	$19,523,615	$24,130,068	$24,939,525
Net realized loss	(5,754,719)	(40,926,249)	(3,824,330)	(56,186,070)
Net change in unrealized appreciation (depreciation)	3,814,196	(7,708,895)	(20,231,809)	5,560,533

Net increase (decrease) in net assets resulting from operations	19,762,120	(29,111,529)	73,929	(25,686,012)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(22,290,589)	(19,949,771)	—	(24,281,359)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	174,299,553	19,267,173	17,252,960	13,989,851

NET ASSETS
Total increase (decrease) in net assets	171,771,084	(29,794,127)	17,326,889	(35,977,520)
Beginning of year	303,584,027	333,378,154	500,100,451	536,077,971

End of year	$475,355,111	$303,584,027	$517,427,340	$500,100,451

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

78	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets  (continued)

	iShares US & Intl High Yield Corp Bond ETF

	Year Ended 10/31/21	Year Ended 10/31/20

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$7,955,550	$7,844,089
Net realized gain (loss)	2,777,006	(7,432,624)
Net change in unrealized appreciation (depreciation)	4,307,320	(56,278)

Net increase in net assets resulting from operations	15,039,876	355,187

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(8,596,496)	(7,407,517)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	10,169,888	7,603,062

NET ASSETS
Total increase in net assets	16,613,268	550,732
Beginning of year	176,851,033	176,300,301

End of year	$193,464,301	$176,851,033

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	79

Financial Highlights

(For a share outstanding throughout each period)

	iShares International High Yield Bond ETF

	Year Ended 10/31/21	Year Ended 10/31/20	Year Ended 10/31/19	Year Ended 10/31/18	Year Ended 10/31/17

Net asset value, beginning of year	$51.94	$51.05	$50.66	$53.04	$46.91

Net investment income(a)	1.44	1.42	1.51	1.54	1.77
Net realized and unrealized gain (loss)(b)	2.18	0.09	0.82	(3.92)	4.85

Net increase (decrease) from investment operations	3.62	1.51	2.33	(2.38)	6.62

Distributions(c)
From net investment income	(0.82)	(0.62)	(1.94)	—	(0.40)
Return of capital	—	—	—	—	(0.09)

Total distributions	(0.82)	(0.62)	(1.94)	—	(0.49)

Net asset value, end of year	$54.74	$51.94	$51.05	$50.66	$53.04

Total Return(d)
Based on net asset value	6.90%	3.00%	4.85%	(4.49)%	14.21%

Ratios to Average Net Assets
Total expenses	0.40%	0.40%	0.40%	0.40%	0.40%

Total expenses after fees waived	0.40%	0.40%	0.40%	0.40%	0.40%

Net investment income	2.56%	2.85%	3.03%	2.87%	3.62%

Supplemental Data
Net assets, end of year (000)	$71,161	$46,750	$40,838	$65,858	$90,160

Portfolio turnover rate(e)	33%	46%	34%	31%	49%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

80	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares J.P. Morgan EM Corporate Bond ETF

	Year Ended 10/31/21	Year Ended 10/31/20	Year Ended 10/31/19	Year Ended 10/31/18	Year Ended 10/31/17

Net asset value, beginning of year	$51.13	$51.29	$47.68	$51.33	$50.40

Net investment income(a)	1.75	2.06	2.25	2.16	2.10
Net realized and unrealized gain (loss)(b)	0.23	(0.13)	3.61	(3.70)	0.90

Net increase (decrease) from investment operations	1.98	1.93	5.86	(1.54)	3.00

Distributions(c)
From net investment income	(1.79)	(2.09)	(2.25)	(2.11)	(2.07)

Total distributions	(1.79)	(2.09)	(2.25)	(2.11)	(2.07)

Net asset value, end of year	$51.32	$51.13	$51.29	$47.68	$51.33

Total Return(d)
Based on net asset value	3.88%	3.94%	12.57%	(3.09)%	6.14%

Ratios to Average Net Assets
Total expenses	0.50%	0.50%	0.50%	0.50%	0.50%

Net investment income	3.36%	4.08%	4.51%	4.37%	4.16%

Supplemental Data
Net assets, end of year (000)	$518,363	$214,731	$166,685	$71,515	$87,269

Portfolio turnover rate(e)	16%	25%	21%	16%	62%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.-

F I N A N C I A L H I G H L I G H T S	81

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares J.P. Morgan EM High Yield Bond ETF

	Year Ended 10/31/21	Year Ended 10/31/20	Year Ended 10/31/19	Year Ended 10/31/18		Year Ended 10/31/17

Net asset value, beginning of year	$43.06	$46.63	$45.29	$50.60		$49.97

Net investment income(a)	2.43	2.52	2.66	2.44		2.87
Net realized and unrealized gain (loss)(b)	0.68	(3.54)	1.93	(5.40)		0.77

Net increase (decrease) from investment operations	3.11	(1.02)	4.59	(2.96)		3.64

Distributions(c)
From net investment income	(2.56)	(2.55)	(3.25)	(2.35)		(3.01)

Total distributions	(2.56)	(2.55)	(3.25)	(2.35)		(3.01)

Net asset value, end of year	$43.61	$43.06	$46.63	$45.29		$50.60

Total Return(d)
Based on net asset value	7.16%	(2.08)%	10.51%	(5.96	)%(e)	7.60%

Ratios to Average Net Assets
Total expenses	0.50%	0.50%	0.50%	0.50%		0.50%

Total expenses after fees waived	0.49%	0.48%	0.50%	0.50%		0.50%

Net investment income	5.40%	5.75%	5.75%	5.11%		5.73%

Supplemental Data
Net assets, end of year (000)	$475,355	$303,584	$333,378	$398,541		$624,867

Portfolio turnover rate(f)	23%	65%	32%	19%		25%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Includes payment received from an affiliate, which had no impact on the Fund’s total return.
(f)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

82	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares J.P. Morgan EM Local Currency Bond ETF

	Year Ended 10/31/21	Year Ended 10/31/20	Year Ended 10/31/19	Year Ended 10/31/18	Year Ended 10/31/17

Net asset value, beginning of year	$41.68	$45.43	$43.24	$46.85	$45.14

Net investment income(a)	2.06	2.29	3.09	2.87	2.29
Net realized and unrealized gain (loss)(b)	(2.01)	(4.11)	0.59	(6.48)	(0.58)

Net increase (decrease) from investment operations	0.05	(1.82)	3.68	(3.61)	1.71

Distributions(c)
From net investment income	—	(1.93)	(1.49)	—	—

Total distributions	—	(1.93)	(1.49)	—	—

Net asset value, end of year	$41.73	$41.68	$45.43	$43.24	$46.85

Total Return(d)
Based on net asset value	0.12%	(4.20)%	8.75%	(7.71)%	3.79%

Ratios to Average Net Assets
Total expenses	0.30%	0.30%	0.30%	0.42%	0.50%

Total expenses after fees waived	0.30%	0.30%	0.30%	0.41%	0.50%

Net investment income	4.72%	5.46%	6.95%	6.19%	5.04%

Supplemental Data
Net assets, end of year (000)	$517,427	$500,100	$536,078	$423,732	$309,217

Portfolio turnover rate(e)	29%	43%	44%	51%	97%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	83

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares US & Intl High Yield Corp Bond ETF

	Year Ended 10/31/21	Year Ended 10/31/20	Year Ended 10/31/19	Year Ended 10/31/18	Year Ended 10/31/17

Net asset value, beginning of year	$47.80	$48.97	$48.03	$50.98	$48.77

Net investment income(a)	2.09	2.21	2.42	2.46	2.45
Net realized and unrealized gain (loss)(b)	1.99	(1.27)	1.17	(2.80)	2.08

Net increase (decrease) from investment operations	4.08	0.94	3.59	(0.34)	4.53

Distributions(c)
From net investment income	(2.27)	(2.11)	(2.65)	(2.61)	(2.32)

Total distributions	(2.27)	(2.11)	(2.65)	(2.61)	(2.32)

Net asset value, end of year	$49.61	$47.80	$48.97	$48.03	$50.98

Total Return(d)
Based on net asset value	8.56%	2.04%	7.74%	(0.71)%	9.58%

Ratios to Average Net Assets
Total expenses	0.40%	0.40%	0.40%	0.40%	0.40%

Total expenses after fees waived	0.40%	0.40%	0.40%	0.40%	0.40%

Net investment income	4.16%	4.65%	5.02%	4.95%	4.93%

Supplemental Data
Net assets, end of year (000)	$193,464	$176,851	$176,300	$211,353	$214,103

Portfolio turnover rate(e)	31%	33%	24%	20%	22%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

84	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements

1.	ORGANIZATION

iShares, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation and is authorized to have multiple series or portfolios.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Diversification Classification
International High Yield Bond	Diversified
J.P. Morgan EM Corporate Bond	Diversified
J.P. Morgan EM High Yield Bond	Non-diversified
J.P. Morgan EM Local Currency Bond	Non-diversified
US & Intl High Yield Corp Bond	Diversified

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Interest income, including amortization and accretion of premiums and discounts on debt securities, and payment-in-kind interest are recognized daily on an accrual basis.

Foreign Currency Translation: Each Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using prevailing market rates as quoted by one or more data service providers. Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Foreign Taxes: The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund invests. These foreign taxes, if any, are paid by each Fund and are reflected in its Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of October 31, 2021, if any, are disclosed in the Statements of Assets and Liabilities.

The Funds file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Funds may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Statements of Operations includes tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Funds. Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset value (“NAV”) per share.

Distributions: Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

N O T E S T O F I N A N C I A L S T A T E M E N T S	85

Notes to Financial Statements  (continued)

Indemnifications: In the normal course of business, each Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Funds, which cannot be predicted with any certainty.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Each Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Directors of the Company (the “Board”). If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•

Fixed-income investments for which market quotations are readily available are generally valued using the last available bid price or current market quotations provided by independent dealers or third-party pricing services. Pricing services generally value fixed income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), market data, credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;
•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

86	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

4.	SECURITIES AND OTHER INVESTMENTS

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Securities Lending: Each Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess collateral is returned by the Fund, on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested in money market funds managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates is disclosed in the Schedule of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan, if any, are also disclosed in each Fund’s Schedule of Investments. The market value of any securities on loan and the value of any related cash collateral are disclosed in the Statements of Assets and Liabilities.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Funds can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the securities on loan by counterparty which are subject to offset under an MSLA:

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received	(a)	Non-Cash Collateral Received	Net Amount
J.P. Morgan EM Corporate Bond
Barclays Bank PLC	$1,861,011	$1,861,011		$—	$—
Barclays Capital, Inc.	6,468,546	6,468,546		—	—
BNP Paribas SA	496,469	496,469		—	—
BofA Securities, Inc.	2,565,450	2,565,450		—	—
Citigroup Global Markets, Inc.	3,151,071	3,151,071		—	—
Credit Suisse Securities (USA) LLC	3,902,608	3,902,608		—	—
HSBC Securities (USA), Inc.	1,395,414	1,395,414		—	—
J.P. Morgan Securities LLC	3,519,209	3,519,209		—	—
Jefferies LLC	3,950,374	3,950,374		—	—
Morgan Stanley	4,662,882	4,662,882		—	—
Nomura Securities International, Inc.	1,186,258	1,186,258		—	—
Pershing LLC	4,268	4,268		—	—
Scotia Capital (USA), Inc.	1,029,074	1,029,074		—	—
Wells Fargo Securities LLC	5,191,488	5,191,488		—	—

	$39,384,122	$39,384,122		$—	$—

N O T E S T O F I N A N C I A L S T A T E M E N T S	87

Notes to Financial Statements  (continued)

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received(a)	Non-Cash Collateral Received	Net Amount
J.P. Morgan EM High Yield Bond
Barclays Bank PLC	$1,861,670	$1,861,670	$—	$—
BNP Paribas SA	4,000,427	4,000,427	—	—
BofA Securities, Inc.	6,777,178	6,777,178	—	—
Citigroup Global Markets, Inc.	856,660	856,660	—	—
Credit Suisse Securities (USA) LLC	5,180,174	5,180,174	—	—
Goldman Sachs & Co. LLC	2,477,423	2,477,423	—	—
Jefferies LLC	4,303,683	4,303,683	—	—
Morgan Stanley	1,995,130	1,995,130	—	—
Nomura Securities International, Inc.	2,383,011	2,383,011	—	—
RBC Capital Markets LLC	107,036	107,036	—	—
UBS AG	1,797	1,797	—	—
Wells Fargo Securities LLC	1,266,686	1,266,686	—	—

	$31,210,875	$31,210,875	$—	$—

US & Intl High Yield Corp Bond
Barclays Bank PLC	$1,207,000	$1,207,000	$—	$—
Barclays Capital, Inc.	573,568	573,568	—	—
BMO Capital Markets Corp.	16,848	16,848	—	—
BNP Paribas SA	4,759,797	4,759,797	—	—
BofA Securities, Inc.	269,797	269,797	—	—
Citadel Clearing LLC	65,196	65,196	—	—
Citigroup Global Markets, Inc.	1,031,369	1,031,369	—	—
Credit Suisse Securities (USA) LLC	1,000,658	1,000,658	—	—
Deutsche Bank Securities, Inc.	475	475	—	—
Goldman Sachs & Co. LLC	3,365,475	3,365,475	—	—
J.P. Morgan Securities LLC	3,532,022	3,532,022	—	—
Morgan Stanley	1,263,918	1,263,918	—	—
RBC Capital Markets LLC	1,755,962	1,755,962	—	—
Scotia Capital (USA), Inc.	142,385	142,385	—	—
State Street Bank & Trust Co.	512,759	512,759	—	—
Wells Fargo Securities LLC	581,129	581,129	—	—

	$20,078,358	$20,078,358	$—	$—

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by the Fund is disclosed in the Fund’s statement of assets and liabilities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, each Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by each Fund.

5.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Company, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent directors).

For its investment advisory services to each Fund, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Funds, based on the average daily net assets of each Fund as follows:

iShares ETF	Investment Advisory Fee
International High Yield Bond	0.40%
J.P. Morgan EM Corporate Bond	0.50
J.P. Morgan EM High Yield Bond	0.50
J.P. Morgan EM Local Currency Bond	0.30
US & Intl High Yield Corp Bond	0.40

88	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

Expense Waivers: BFA may from time to time voluntarily waive and/or reimburse fees or expenses in order to limit total annual fund operating expenses (excluding acquired fund fees and expenses, if any). For the iShares J.P. Morgan EM High Yield Bond ETF, BFA had elected to implement a voluntary fee waiver at an annual rate of 0.03% through March 1, 2021. The voluntary waiver was discontinued after March 1, 2021.

This amount is included in investment advisory fees waived in the Statements of Operations. For the year ended October 31, 2021, the amounts waived in investment advisory fees pursuant to this arrangement were as follows:

iShares ETF	Amounts waived

J.P. Morgan EM High Yield Bond	$32,907

Sub-Adviser: BFA has entered into a sub-advisory agreement with BlackRock International Limited (“BIL”), an affiliate of BFA, under which BFA pays BIL for services it provides to the iShares International High Yield Bond ETF, iShares J.P. Morgan EM Corporate Bond ETF, iShares J.P. Morgan EM High Yield Bond ETF, iShares J.P. Morgan EM Local Currency Bond ETF and iShares US & Intl High Yield Corp Bond ETF. BFA has entered into a separate sub-advisory agreement with BlackRock (Singapore) Limited (“BRS”, together with BlackRock International Limited, the “Sub-Advisers”), both affiliates of BFA, under which BFA pays BRS for services it provides to the iShares J.P. Morgan EM Local Currency Bond ETF.

Distributor: BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Securities Lending: The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund, BlackRock Cash Funds: Institutional or BlackRock Cash Funds: Treasury, managed by BFA, or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04%. The SL Agency Shares of such money market fund will not be subject to a sales load, distribution fee or service fee. The money market fund in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the money market fund’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. Each Fund retains a portion of securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, each Fund retains 82% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in that calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by each Fund is shown as securities lending income – affiliated – net in its Statements of Operations. For the year ended October 31, 2021, the Funds paid BTC the following amounts for securities lending agent services:

iShares ETF	Fees Paid to BTC

J.P. Morgan EM Corporate Bond	$29,360
J.P. Morgan EM High Yield Bond	34,980
US & Intl High Yield Corp Bond	16,807

Officers and Directors: Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates.

Other Transactions: Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

For the year ended October 31, 2021, transactions executed by the Funds pursuant to Rule 17a-7 under the 1940 Act were as follows:

iShares ETF	Purchases	Sales	Net Realized Gain (Loss)

J.P. Morgan EM Corporate Bond	$654,483	$215,333	$(1,794)
J.P. Morgan EM High Yield Bond	14,344,010	5,248,431	(526,277)
US & Intl High Yield Corp Bond	113,488	2,585,222	167,401

N O T E S T O F I N A N C I A L S T A T E M E N T S	89

Notes to Financial Statements  (continued)

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends – affiliated in the Statements of Operations.

A fund, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the fund’s underlying index.

6.	PURCHASES AND SALES

For the year ended October 31, 2021, purchases and sales of investments, excluding short-term investments and in-kind transactions, were as follows:

iShares ETF	Purchases	Sales

International High Yield Bond	$22,509,164	$20,748,379
J.P. Morgan EM Corporate Bond	65,990,573	55,852,711
J.P. Morgan EM High Yield Bond	90,718,340	89,285,513
J.P. Morgan EM Local Currency Bond	196,769,482	143,914,519
US & Intl High Yield Corp Bond	58,731,122	58,080,516

For the year ended October 31, 2021, in-kind transactions were as follows:

iShares ETF	In-kind Purchases	In-kind Sales

International High Yield Bond	$21,906,725	$—
J.P. Morgan EM Corporate Bond	294,902,029	—
J.P. Morgan EM High Yield Bond	185,788,957	17,399,131
J.P. Morgan EM Local Currency Bond	42,019,606	57,513,095
US & Intl High Yield Corp Bond	29,439,830	19,316,213

7.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Company’s other funds for federal income tax purposes. It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Management has analyzed tax laws and regulations and their application to the Funds as of October 31, 2021, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. As of October 31, 2021, permanent differences attributable to realized gains (losses) from in-kind redemptions were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Accumulated Loss

J.P. Morgan EM High Yield Bond	$588,532	$(588,532)
J.P. Morgan EM Local Currency Bond	4,345,570	(4,345,570)
US & Intl High Yield Corp Bond	645,437	(645,437)

The tax character of distributions paid was as follows:

iShares ETF	Year Ended 10/31/21	Year Ended 10/31/20

International High Yield Bond
Ordinary income	$736,269	$495,118

J.P. Morgan EM Corporate Bond
Ordinary income	$11,947,480	$7,540,091

J.P. Morgan EM High Yield Bond
Ordinary income	$22,290,589	$19,949,771

J.P. Morgan EM Local Currency Bond
Ordinary income	$—	$24,281,359

US & Intl High Yield Corp Bond
Ordinary income	$8,596,496	$7,407,517

90	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

As of October 31, 2021, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Non-expiring Capital Loss Carryforwards (a)	Net Unrealized Gains (Losses) (b)	Total

International High Yield Bond	$1,797,502	$(5,076,573)	$(322,696)	$(3,601,767)
J.P. Morgan EM Corporate Bond	1,989,589	(2,807,271)	(1,736,839)	(2,554,521)
J.P. Morgan EM High Yield Bond	2,207,630	(60,420,371)	(20,421,330)	(78,634,071)
J.P. Morgan EM Local Currency Bond	15,433,840	(30,944,097)	(47,780,436)	(63,290,693)
US & Intl High Yield Corp Bond	947,155	(8,141,623)	2,693,677	(4,500,791)

(a)	Amounts available to offset future realized capital gains.
(b)

The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales and amortization methods for premiums and discounts on fixed income securities.

For the year ended October 31, 2021, the iShares US & Intl High Yield Corp Bond ETF utilized $1,410,210 of its capital loss carryforwards.

As of October 31, 2021, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

International High Yield Bond	$70,006,093	$1,562,115	$(1,874,194)	$(312,079)
J.P. Morgan EM Corporate Bond	560,746,309	6,923,148	(8,659,987)	(1,736,839)
J.P. Morgan EM High Yield Bond	522,184,652	8,957,190	(29,378,520)	(20,421,330)
J.P. Morgan EM Local Currency Bond	552,152,326	8,205,037	(55,680,932)	(47,475,895)
US & Intl High Yield Corp Bond	208,879,768	5,312,829	(2,612,882)	2,699,947

8.	LINE OF CREDIT

The iShares J.P. Morgan EM Local Currency Bond ETF, along with certain other iShares funds (“Participating Funds”), is a party to a $300 million credit agreement (“Credit Agreement”) with State Street Bank and Trust Company, which expires on October 15, 2021. The line of credit may be used for temporary or emergency purposes, including redemptions, settlement of trades and rebalancing of portfolio holdings in certain target markets. The Credit Agreement sets specific sub limits on aggregate borrowings based on two tiers of Participating Funds: $300 million with respect to the funds within Tier 1, including the Fund, and $200 million with respect to Tier 2. The Funds may borrow up to the aggregate commitment amount subject to asset coverage and other limitations as specified in the Credit Agreement. The Credit Agreement has the following terms: a commitment fee of 0.20% per annum on the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR rate (not less than zero) plus 1.00% per annum or (b) the U.S. Federal Funds rate (not less than zero) plus 1.00% per annum on amounts borrowed. The commitment fee is generally allocated to each Participating Fund based on the lesser of a Participating Fund’s relative exposure to certain target markets or a Participating Fund’s maximum borrowing amount as set forth by the terms of the Credit Agreement. The Credit Agreement was terminated on August 12, 2021.

Effective August 13, 2021, the iShares J.P. Morgan EM Local Currency Bond ETF, along with certain other iShares funds (“Participating Funds”), is a party to a $800 million credit agreement (“Syndicated Credit Agreement”) with a group of lenders, which expires on August 12, 2022. The line of credit may be used for temporary or emergency purposes, including redemptions, settlement of trades and rebalancing of portfolio holdings in certain target markets. The Funds may borrow up to the aggregate commitment amount subject to asset coverage and other limitations as specified in the Syndicated Credit Agreement. The Syndicated Credit Agreement has the following terms: a commitment fee of 0.15% per annum on the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR rate (not less than zero) plus 1.00% per annum or (b) the U.S. Federal Funds rate (not less than zero) plus 1.00% per annum on amounts borrowed. The commitment fee is generally allocated to each Participating Fund based on the lesser of a Participating Fund’s relative exposure to certain target markets or a Participating Fund’s maximum borrowing amount as set forth by the terms of the Syndicated Credit Agreement.

During the year ended October 31, 2021, the Fund did not borrow under the Credit Agreement or Syndicated Credit Agreement.

9.	PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

N O T E S T O F I N A N C I A L S T A T E M E N T S	91

Notes to Financial Statements  (continued)

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Market Risk: Investments in the securities of issuers domiciled in countries with emerging capital markets involve certain additional risks that do not generally apply to investments in securities of issuers in more developed capital markets, such as (i) low or nonexistent trading volume, resulting in a lack of liquidity and increased volatility in prices for such securities; (ii) uncertain national policies and social, political and economic instability, increasing the potential for expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments; (iii) lack of publicly available or reliable information about issuers as a result of not being subject to the same degree of regulatory requirements and accounting, auditing and financial reporting standards; and (iv) possible fluctuations in exchange rates, differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments.

Each Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force each Fund to reinvest in lower yielding securities. Each Fund may also be exposed to reinvestment risk, which is the risk that income from each Fund’s portfolio will decline if each Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below each Fund portfolio’s current earnings rate.

An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. The duration of this pandemic and its effects cannot be determined with certainty.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A fund may invest in illiquid investments. An illiquid investment is any investment that a fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause a fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a fund may lose value, regardless of the individual results of the securities and other instruments in which a fund invests.

The price each Fund could receive upon the sale of any particular portfolio investment may differ from each Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its Schedule of Investments.

Certain Funds invest a significant portion of their assets in securities of issuers located in Europe or with significant exposure to European issuers or countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries. These events may spread to other countries in Europe and may affect the value and liquidity of certain of the Funds’ investments.

Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, the United Kingdom has withdrawn from the European Union, and one or more other countries may withdraw from the European Union and/or abandon the Euro, the common currency of the European Union. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far reaching.

Certain Funds invest a significant portion of their assets in securities of issuers located in Asia or with significant exposure to Asian issuers or countries. The Asian financial markets have recently experienced volatility and adverse trends due to concerns in several Asian countries regarding monetary policy, government intervention in the markets, rising government debt levels or economic downturns. These events may spread to other countries in Asia and may affect the value and liquidity of certain of the Funds’ investments.

92	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

Certain Funds invest a significant portion of their assets in high yield securities. High yield securities that are rated below investment-grade (commonly referred to as “junk bonds”) or are unrated may be deemed speculative, involve greater levels of risk than higher-rated securities of similar maturity and are more likely to default. High yield securities may be issued by less creditworthy issuers, and issuers of high yield securities may be unable to meet their interest or principal payment obligations. High yield securities are subject to extreme price fluctuations, may be less liquid than higher rated fixed-income securities, even under normal economic conditions, and frequently have redemption features.

The Funds invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Funds may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”). Although many LIBOR rates will be phased out by the end of 2021, a selection of widely used USD LIBOR rates will continue to be published through June 2023 in order to assist with the transition. The Funds may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against, instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Funds is uncertain.

10.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable.

Transactions in capital shares were as follows:

	Year Ended 10/31/21		Year Ended 10/31/20

iShares ETF	Shares	Amount	Shares	Amount

International High Yield Bond
Shares sold	400,000	$22,578,514	100,000	$5,097,119

J.P. Morgan EM Corporate Bond
Shares sold	5,900,000	$306,813,811	1,900,000	$98,149,834
Shares redeemed	—	—	(950,000)	(44,024,378)

Net increase	5,900,000	$306,813,811	950,000	$54,125,456

J.P. Morgan EM High Yield Bond
Shares sold	4,250,000	$192,187,348	3,450,000	$163,260,074
Shares redeemed	(400,000)	(17,887,795)	(3,550,000)	(143,992,901)

Net increase (decrease)	3,850,000	$174,299,553	(100,000)	$19,267,173

J.P. Morgan EM Local Currency Bond
Shares sold	2,800,000	$123,271,919	4,400,000	$185,174,171
Shares redeemed	(2,400,000)	(106,018,959)	(4,200,000)	(171,184,320)

Net increase	400,000	$17,252,960	200,000	$13,989,851

US & Intl High Yield Corp Bond
Shares sold	600,000	$30,073,163	900,000	$43,664,313
Shares redeemed	(400,000)	(19,903,275)	(800,000)	(36,061,251)

Net increase	200,000	$10,169,888	100,000	$7,603,062

The consideration for the purchase of Creation Units of a fund in the Company generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Company may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Company’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the Statements of Assets and Liabilities.

N O T E S T O F I N A N C I A L S T A T E M E N T S	93

Notes to Financial Statements  (continued)

11.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

94	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Report of Independent Registered Public Accounting Firm

To the Board of Directors of iShares, Inc. and Shareholders of iShares International High Yield Bond ETF,

iShares J.P. Morgan EM Corporate Bond ETF, iShares J.P. Morgan EM High Yield Bond ETF,

iShares J.P. Morgan EM Local Currency Bond ETF and iShares US & Intl High Yield Corp Bond ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of iShares International High Yield Bond ETF, iShares J.P. Morgan EM Corporate Bond ETF, iShares J.P. Morgan EM High Yield Bond ETF, iShares J.P. Morgan EM Local Currency Bond ETF and iShares US & Intl High Yield Corp Bond ETF (five of the funds constituting iShares, Inc., hereafter collectively referred to as the “Funds”) as of October 31, 2021, the related statements of operations for the year ended October 31, 2021, the statements of changes in net assets for each of the two years in the period ended October 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2021, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended October 31, 2021 and each of the financial highlights for each of the five years in the period ended October 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 21, 2021

We have served as the auditor of one or more BlackRock investment companies since 2000.

R E P O R T O F I N D E P E N D E N T R E G I S T E R E D P U B L I C A C C O U N T I N G F I R M	95

Important Tax Information  (unaudited)

The Funds intend to pass through to their shareholders the following amounts, or maximum amounts allowable by law, of foreign source income earned and foreign taxes paid for the fiscal year ended October 31, 2021:

iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid

International High Yield Bond	$1,691,341	$—
J.P. Morgan EM Corporate Bond	13,910,794	—
J.P. Morgan EM High Yield Bond	23,435,141	—
J.P. Morgan EM Local Currency Bond	26,083,457	783,479

The Funds hereby designate the following amounts, or maximum amounts allowable by law, as interest income eligible to be treated as a Section 163(j) interest dividend for the fiscal year ended October 31, 2021:

iShares ETF	Interest Dividends

International High Yield Bond	$1,727,219
J.P. Morgan EM Corporate Bond	12,627,739
J.P. Morgan EM High Yield Bond	21,894,768
J.P. Morgan EM Local Currency Bond	23,279,055
US & Intl High Yield Corp Bond	8,139,636

The Funds hereby designate the following amounts, or maximum amounts allowable by law, as interest-related dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations for the fiscal year ended October 31, 2021:

iShares ETF	Interest-Related Dividends

International High Yield Bond	$228,864
J.P. Morgan EM Corporate Bond	341,673
J.P. Morgan EM High Yield Bond	377,997
US & Intl High Yield Corp Bond	4,995,504

96	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Board Review and Approval of Investment Advisory Contract

iShares International HighYield Bond ETF, iShares J.P. Morgan EM Corporate Bond ETF, iShares J.P. Morgan EM High Yield Bond ETF, iShares US & Intl High Yield Corp Bond ETF (each, the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company’s Board of Directors (the “Board”), including a majority of Board Members who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Board Members), is required annually to consider and approve the Investment Advisory Contract between the Company and BFA (the “Advisory Contract”), and the Sub-Advisory Agreement between BFA and BlackRock International Limited (BIL), (together the Advisory Agreements”) on behalf of the Fund. The Board’s consideration entails a year-long process whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreements. At meetings on May 7, 2021 and May 14, 2021, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 15-16, 2021, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreements for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreements for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA and BlackRock International Limited (BIL); (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreements are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that the investment advisory fee rate and overall fund expenses (net of waivers and reimbursements) for the Fund were higher than the median of overall fund expenses (net of waivers and reimbursements ) of the funds in its Peer Group, excluding iShares funds. The Board further noted that BFA pays BlackRock International Limited (BIL) for sub-advisory services, and there are no additional fees imposed on the Fund in respect of the services provided under the Sub-Advisory Agreement(s).

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2020, to that of relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreements for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA and BlackRock International Limited (BIL) under the Advisory Agreements for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, including those of the Sub-Advisor(s), as well as the resources available to them in managing the Fund. In addition to the above

B O A R D R E V I E W A N D A P P R O V A L O F I N V E S T M E N T A D V I S O R Y C O N T R A C T	97

Board Review and Approval of Investment Advisory Contract  (continued)

considerations, the Board reviewed and considered detailed presentations regarding investment performance, investment and risk management processes and strategies for BFA and BlackRock International Limited (BIL), which were provided at the May 7, 2021 meeting and throughout the year and matters related to BFA’s portfolio compliance program.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreements supported the Board’s approval of the continuance of the Advisory Agreements for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Agreements and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Agreement for the Fund did not provide for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board further noted that it would continue to assess the appropriateness of adding breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreements for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts.

The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.

The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services, and BlackRock’s profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to (i) an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds and (ii) other technology-related initiatives aimed to better support the iShares funds. The Board further noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreements for the coming year.

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Board Review and Approval of Investment Advisory Contract  (continued)

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreements for the coming year.

iShares J.P. Morgan EM Local Currency Bond ETF (the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company’s Board of Directors (the “Board”), including a majority of Board Members who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Board Members), is required annually to consider and approve the Investment Advisory Contract between the Company and BFA (the “Advisory Contract”), and the Sub-Advisory Agreement between BFA and BlackRock International Limited (BIL) and BlackRock (Singapore) Limited (BSL), (together the Advisory Agreements”) on behalf of the Fund. The Board’s consideration entails a year-long process whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreements. At meetings on May 7, 2021 and May 14, 2021, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 15-16, 2021, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreements for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreements for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA and BlackRock International Limited (BIL) and BlackRock (Singapore) Limited (BSL); (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreements are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that the investment advisory fee rate and overall fund expenses (net of waivers and reimbursements) for the Fund were lower than the median of the overall fund expenses (net of waivers and reimbursements ) of the funds in its Peer Group, excluding iShares funds. The Board further noted that BFA pays BlackRock International Limited (BIL) and BlackRock (Singapore) Limited (BSL) for sub-advisory services, and there are no additional fees imposed on the Fund in respect of the services provided under the Sub-Advisory Agreement(s).

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-year, three-year, five-year, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2020, to that of relevant comparison fund(s) for the same periods. The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreements for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA and BlackRock International Limited (BIL) and BlackRock (Singapore) Limited (BSL) under the Advisory Agreements for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, including those of the Sub-Advisor(s), as well as the resources available to them in

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Board Review and Approval of Investment Advisory Contract  (continued)

managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding investment performance, investment and risk management processes and strategies for BFA and BlackRock International Limited (BIL) and BlackRock (Singapore) Limited (BSL), which were provided at the May 7, 2021 meeting and throughout the year and matters related to BFA’s portfolio compliance program.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreements supported the Board’s approval of the continuance of the Advisory Agreements for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreement), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Agreements and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Agreement for the Fund did not provide for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board further noted that it would continue to assess the appropriateness of adding breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreements for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts.

The Board received detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate.

The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Agreement for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, including, but not limited to, payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services, and BlackRock’s profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to (i) an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds and (ii) other technology-related initiatives aimed to better support the iShares funds. The Board further noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreements for the coming year.

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Board Review and Approval of Investment Advisory Contract  (continued)

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreements for the coming year.

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Supplemental Information  (unaudited)

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are being provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

October 31, 2021

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital		Total Per Share
International High Yield Bond	$0.818077	$—	$—	$0.818077	100%	—%	—%		100%
J.P. Morgan EM Corporate Bond	1.787409	—	—	1.787409	100	—	—		100
J.P. Morgan EM High Yield Bond(a)	2.552561	—	0.007334	2.559895	100	—	0	(b)	100
US & Intl High Yield Corp Bond(a)	2.199854	—	0.065807	2.265661	97	—	3		100

(a)

The Fund estimates that it has distributed more than its net investment income and net realized capital gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in the Fund is returned to the shareholder. A return of capital does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”. When distributions exceed total return performance, the difference will incrementally reduce the Fund’s net asset value per share.

(b)	Rounds to less than 1%.

Regulation under the Alternative Investment Fund Managers Directive

The Alternative Investment Fund Managers Directive (the “Directive”) imposes detailed and prescriptive obligations on fund managers established in the European Union (the “EU”). These do not currently apply to managers established outside of the EU, such as BFA (the “Company”). Rather, non-EU managers are only required to comply with certain disclosure, reporting and transparency obligations of the Directive if such managers market a fund to EU investors.

The Company has registered the iShares J.P. Morgan EM High Yield Bond ETF (the “Fund”) to be marketed to EU investors in the United Kingdom, the Netherlands, Finland, Sweden, and Luxembourg.

Report on Remuneration

The Company is required under the Directive to make quantitative disclosures of remuneration. These disclosures are made in line with BlackRock’s interpretation of currently available regulatory guidance on quantitative remuneration disclosures. As market or regulatory practice develops BlackRock may consider it appropriate to make changes to the way in which quantitative remuneration disclosures are calculated. Where such changes are made, this may result in disclosures in relation to a fund not being comparable to the disclosures made in the prior year, or in relation to other BlackRock fund disclosures in that same year.

Disclosures are provided in relation to (a) the staff of the Company; (b) staff who are senior management; and (c) staff who have the ability to materially affect the risk profile of the Fund.

All individuals included in the aggregated figures disclosed are rewarded in line with BlackRock’s remuneration policy for their responsibilities across the relevant BlackRock business area. As all individuals have a number of areas of responsibilities, only the portion of remuneration for those individuals’ services attributable to the Fund is included in the aggregate figures disclosed.

BlackRock has a clear and well defined pay-for-performance philosophy, and compensation programmes which support that philosophy.

BlackRock operates a total compensation model for remuneration which includes a base salary, which is contractual, and a discretionary bonus scheme. Although all employees are eligible to receive a discretionary bonus, there is no contractual obligation to make a discretionary bonus award to any employees. For senior management, a significant percentage of variable remuneration is deferred over time. All employees are subject to a claw-back policy.

Remuneration decisions for employees are made once annually in January following the end of the performance year, based on BlackRock’s full-year financial results and other non-financial goals and objectives. Alongside financial performance, individual total compensation is also based on strategic and operating results and other considerations such as management and leadership capabilities. No set formulas are established and no fixed benchmarks are used in determining annual incentive awards.

Annual incentive awards are paid from a bonus pool which is reviewed throughout the year by BlackRock’s independent compensation committee, taking into account both actual and projected financial information together with information provided by the Enterprise Risk and Regulatory Compliance departments in relation to any activities, incidents or events that warrant consideration in making compensation decisions. Individuals are not involved in setting their own remuneration.

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Supplemental Information  (unaudited) (continued)

Each of the control functions (Enterprise Risk, Legal & Compliance, and Internal Audit) each have their own organisational structures which are independent of the business units. Functional bonus pools for those control functions are determined with reference to the performance of each individual function and the remuneration of the senior members of control functions is directly overseen by BlackRock’s independent remuneration committee.

Members of staff and senior management of the Company typically provide both AIFMD and non-AIFMD related services in respect of multiple funds, clients and functions of the Company and across the broader BlackRock group. Therefore, the figures disclosed are a sum of each individual’s portion of remuneration attributable to the Fund according to an objective apportionment methodology which acknowledges the multiple-service nature of the Company. Accordingly the figures are not representative of any individual’s actual remuneration or their remuneration structure.

The amount of the total remuneration awarded by the Company to its staff which has been attributed to the Fund in respect of the Company’s financial year ending 31 December 2020 is USD 25.27 thousand. This figure is comprised of fixed remuneration of USD 11.77 thousand and variable remuneration of USD 13.5 thousand. There were a total of 490 beneficiaries of the remuneration described above.

The amount of the aggregate remuneration awarded by the Company, which has been attributed to the Fund in respect of the Company’s financial year ending 31 December 2020, to its senior management was USD 4.12 thousand, and to members of its staff whose actions have a material impact on the risk profile of the Fund was USD 0.33 thousand.

S U P P L E M E N T A L I N F O R M A T I O N	103

Director and Officer Information

The Board of Directors has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Director serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Directors who are not “interested persons” (as defined in the 1940 Act) of the Company are referred to as independent directors (“Independent Directors”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of open-end equity, multi-asset, index and money market funds and ETFs (the “BlackRock Multi-Asset Complex”), one complex of closed-end funds and open-end non-index fixed-income funds (including ETFs) (the “BlackRock Fixed-Income Complex”) and one complex of ETFs (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the Exchange-Traded Fund Complex. Each Director also serves as a Trustee of iShares Trust and a Trustee of iShares U.S. ETF Trust and, as a result, oversees all of the funds within the Exchange-Traded Fund Complex, which consists of 375 funds as of October 31, 2021. With the exception of Robert S. Kapito, Salim Ramji and Charles Park, the address of each Director and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Ramji and Mr. Park is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Cecilia H. Herbert as its Independent Board Chair. Additional information about the Funds’ Directors and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Directors

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Director

Robert S. Kapito(a) (64)	Director (since 2009).	President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).	Director of BlackRock, Inc. (since 2006); Trustee of iShares Trust (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).

Salim Ramji(b) (51)	Director (since 2019).	Senior Managing Director, BlackRock, Inc. (since 2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2019); Head of BlackRock’s U.S. Wealth Advisory Business (2015-2019); Global Head of Corporate Strategy, BlackRock, Inc. (2014-2015); Senior Partner, McKinsey & Company (2010-2014).	Trustee of iShares Trust (since 2019); Trustee of iShares U.S. ETF Trust (since 2019).

(a)	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Company due to his affiliations with BlackRock, Inc. and its affiliates.
(b)	Salim Ramji is deemed to be an “interested person” (as defined in the 1940 Act) of the Company due to his affiliations with BlackRock, Inc. and its affiliates.

Independent Directors

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Director

Cecilia H. Herbert (72)	Director (since 2005); Independent Board Chair (since 2016).	Chair of the Finance Committee (since 2019) and Trustee and Member of the Finance, Audit and Quality Committees of Stanford Health Care (since 2016); Trustee of WNET, New York’s public media company (since 2011) and Member of the Audit Committee (since 2018) and Investment Committee (since 2011); Chair (1994-2005) and Member (since 1992) of the Investment Committee, Archdiocese of San Francisco; Trustee of Forward Funds (14 portfolios) (2009-2018); Trustee of Salient MF Trust (4 portfolios) (2015-2018); Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School; Director of the Senior Center of Jackson Hole (since 2020).	Trustee of iShares Trust (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares Trust and iShares U.S. ETF Trust (since 2016); Trustee of Thrivent Church Loan and Income Fund (since 2019).

Jane D. Carlin (65)	Director (since 2015); Risk Committee Chair (since 2016).	Consultant (since 2012); Member of the Audit Committee (2012-2018), Chair of the Nominating and Governance Committee (2017-2018) and Director of PHH Corporation (mortgage solutions) (2012-2018); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Trustee of iShares Trust (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Member of the Audit Committee (since 2016), Chair of the Audit Committee (since 2020) and Director of The Hanover Insurance Group, Inc. (since 2016).

Richard L. Fagnani (66)	Director (since 2017); Audit Committee Chair (since 2019).	Partner, KPMG LLP (2002-2016).	Trustee of iShares Trust (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

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Director and Officer Information (continued)

Independent Directors (continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Director

John E. Kerrigan (66)	Director (since 2005); Nominating and Governance and Equity Plus Committee Chairs (since 2019).	Chief Investment Officer, Santa Clara University (since 2002).	Trustee of iShares Trust (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).

Drew E. Lawton (62)	Director (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Trustee of iShares Trust (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

John E. Martinez (60)	Director (since 2003); Securities Lending Committee Chair (since 2019).	Director of Real Estate Equity Exchange, Inc. (since 2005); Director of Cloudera Foundation (2017-2020); and Director of Reading Partners (2012-2016).	Trustee of iShares Trust (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).

Madhav V. Rajan (57)	Director (since 2011); Fixed Income Plus Committee Chair (since 2019).	Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Advisory Board Member (since 2016) and Director (since 2020) of C.M. Capital Corporation; Chair of the Board for the Center for Research in Security Prices, LLC (since 2020); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001-2017); Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).	Trustee of iShares Trust (since 2011); Trustee of iShares U.S. ETF Trust (since 2011).

Officers

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years

Armando Senra (50)	President (since 2019).	Managing Director, BlackRock, Inc. (since 2007); Head of U.S., Canada and Latam iShares, BlackRock, Inc. (since 2019); Head of Latin America Region, BlackRock, Inc. (2006-2019); Managing Director, Bank of America Merrill Lynch (1994-2006).

Trent Walker (47)	Treasurer and Chief Financial Officer (since 2020).	Managing Director, BlackRock, Inc. (since September 2019); Chief Financial Officer of iShares Delaware Trust Sponsor LLC, BlackRock Funds, BlackRock Funds II, BlackRock Funds IV, BlackRock Funds V and BlackRock Funds VI (since 2021); Executive Vice President of PIMCO (2016-2019); Senior Vice President of PIMCO (2008-2015); Treasurer (2013-2019) and Assistant Treasurer (2007-2017) of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.

Charles Park (54)	Chief Compliance Officer (since 2006).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex (since 2014); Chief Compliance Officer of BFA (since 2006).

Deepa Damre Smith (46)	Secretary (since 2019).	Managing Director, BlackRock, Inc. (since 2014); Director, BlackRock, Inc. (2009-2013).

Scott Radell (52)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009).

Alan Mason (60)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (since 2009).

Marybeth Leithead (58)	Executive Vice President (since 2019).	Managing Director, BlackRock, Inc. (since 2017); Chief Operating Officer of Americas iShares (since 2017); Portfolio Manager, Municipal Institutional & Wealth Management (2009-2016).

D I R E C T O R A N D O F F I C E R I N F O R M A T I O N	105

General Information

Electronic Delivery

Shareholders can sign up for email notifications announcing that the shareholder report or prospectus has been posted on the iShares website at iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.

To enroll in electronic delivery:

•	Go to icsdelivery.com.

•	If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.

Householding

Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents and Rule 30e-3 notices can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, each Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at iShares.com/fundreports.

Availability of Proxy Voting Policies and Proxy Voting Records

A description of the policies and procedures that the iShares Funds use to determine how to vote proxies relating to portfolio securities and information about how the iShares Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request (1) by calling toll-free 1-800-474-2737; (2) on the iShares website at iShares.com; and (3) on the SEC website at sec.gov.

A description of the Company’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund Prospectus. The Fund discloses its portfolio holdings daily and provides information regarding its top holdings in Fund fact sheets at iShares.com.

106	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Glossary of Terms Used in this Report

Portfolio Abbreviations - Equity

JSC	Joint Stock Company

Portfolio Abbreviations - Fixed Income

CAB	Capital Appreciation Bonds

LIBOR	London Interbank Offered Rate

PIK	Payment-in-kind

Currency Abbreviations

BRL	Brazilian Real

CAD	Canadian Dollar

CLP	Chilean Peso

CNY	Chinese Yuan

COP	Colombian Peso

CZK	Czech Koruna

DOP	Dominican Peso

EUR	Euro

GBP	British Pound

HUF	Hungarian Forint

IDR	Indonesian Rupiah

MXN	Mexican Peso

MYR	Malaysian Ringgit

PEN	Peru Nuevo Sol

PHP	Philippine Peso

PLN	Polish Zloty

RON	Romanian Leu

RSD	Serbian Dinar

RUB	Russian Ruble

THB	Thai Baht

TRY	Turkish Lira

UYU	Uruguayan Peso

ZAR	South African Rand

Portfolio Abbreviations - Fixed Income (continued)

PJSC	Public Joint Stock Company

REIT	Real Estate Investment Trust

Counterparty Abbreviations

CGM	Citibank N.A.

G L O S S A R Y O F T E R M S U S E D I N T H I S R E P O R T	107

Want to know more?

iShares.com    |    1-800-474-2737

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by JPMorgan Chase & Co., Markit Indices Limited or Morningstar, Inc., nor do these companies make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the companies listed above.

©2021 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-1002-1021

(b) Not Applicable

Item 2.	Code of Ethics.

The registrant has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to clarify an inconsistency in to whom persons covered by the code should report suspected violations of the code. The amendment clarifies that such reporting should be made to BlackRock’s General Counsel, and retains the alternative option of anonymous reporting following “whistleblower” policies. Other non-material changes were also made in connection with this amendment. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, by calling 1-800-474-2737.

Item 3.	Audit Committee Financial Expert.

The registrant’s Board of Directors has determined that the registrant has more than one audit committee financial expert, as that term is defined under Item 3(b) and 3(c), serving on its audit committee. The audit committee financial experts serving on the registrant’s audit committee are Richard L. Fagnani, John E. Kerrigan, and Madhav V. Rajan, all of whom are independent, as that term is defined under Item 3(a)(2).

Item 4.	Principal Accountant Fees and Services.

The principal accountant fees disclosed in items 4(a), 4(b), 4(c), 4(d) and 4(g) are for the five series of the registrant for which the fiscal year-end is October 31, 2021 (the “Funds”), and whose annual financial statements are reported in Item 1.

(a) Audit Fees – The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Funds’ annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $78,000 for the fiscal year ended October 31, 2020 and $78,000 for the fiscal year ended October 31, 2021.

(b) Audit-Related Fees – There were no fees billed for the fiscal years ended October 31, 2020 and October 31, 2021 for assurance and related services by the principal accountant that were reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (a) of this Item.

(c) Tax Fees – The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning for the Funds were $18,905 for the fiscal year ended October 31, 2020 and $48,500 for the fiscal year ended October 31, 2021. These services related to the review of the Funds’ tax returns and excise tax calculations.

(d) All Other Fees – There were no other fees billed in each of the fiscal years ended October 31, 2020 and October 31, 2021 for products and services provided by the principal accountant, other than the services reported in (a) through (c) of this Item.

(e) (1) The registrant’s audit committee charter, as amended, provides that the audit committee is responsible for the approval, prior to appointment, of the engagement of the principal accountant to annually audit and provide their opinion on the registrant’s financial statements. The audit committee must also approve, prior to appointment, the engagement of the principal accountant to provide non-audit services to the registrant or to any entity controlling, controlled by or under common control with the registrant’s investment adviser (“Adviser Affiliate”) that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant.

(2) There were no services described in (b) through (d) above that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant’s engagement to audit the Funds’ financial statements for the fiscal year ended October 31, 2021 were attributable to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate non-audit fees billed by the registrant’s principal accountant for services rendered to the Funds, and rendered to the registrant’s investment adviser, and any Adviser Affiliate that provides ongoing services to the registrant for the last two fiscal years were $18,905 for the fiscal year ended October 31, 2020 and $48,500 for the fiscal year ended October 31, 2021.

(h) The registrant’s audit committee has considered whether the provision of non-audit services rendered to the registrant’s investment adviser and any Adviser Affiliate that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, if any, is compatible with maintaining the principal accountant’s independence, and has determined that the provision of these services, if any, does not compromise the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants

(a) The registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act of 1934 and has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act of 1934. The registrant’s audit committee members are Richard L. Fagnani, John E. Kerrigan, and Madhav V. Rajan.

(b) Not applicable.

Item 6.	Investments.

(a) Schedules of investments are included as part of the reports to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10.	Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Directors.

Item 11.	Controls and Procedures.

(a) The President (the registrant’s Principal Executive Officer) and Treasurer and Chief Financial Officer (the registrant’s Principal Financial Officer) have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective as of a date within 90 days of the filing date of this report, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the Investment Company Act of 1940 and Rules 13a-15(b) or 15d-15(b) under the Exchange Act of 1934.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 13.	Exhibits.

(a) (1) Code of Ethics is not filed as an exhibit; please refer to Item 2.

(a) (2) Section 302 Certifications are attached.

(a) (3) Any written solicitation to purchase securities under Rule 23c-1 – Not Applicable.

(a) (4) Change in Registrant’s independent public accountant – Not Applicable.

(b) Section 906 Certifications are attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

iShares, Inc.

By:	/s/ Armando Senra
Armando Senra, President (Principal Executive Officer)

Date: January 05, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Armando Senra
Armando Senra, President (Principal Executive Officer)

Date: January 05, 2022

By:	/s/ Trent Walker
Trent Walker, Treasurer and Chief Financial Officer (Principal Financial Officer)

Date: January 05, 2022